As filed with the Securities and Exchange Commission on January 14, 2005

Registration Nos. 811-6161

333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

(Check Appropriate Box or Boxes)

PIMCO FUNDS: MULTI-MANAGER SERIES

(Exact Name of Registrant as Specified in Charter)

1-800-427-4648

(Area Code and Telephone Number)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Copies to:

E. Blake Moore, Jr., Esq. c/o PA Distributors LLC 2187 Atlantic Street Stamford, Connecticut 06920	Newton B. Schott, Jr., Esq. c/o PA Distributors LLC 2187 Atlantic Street Stamford, Connecticut 06920	Joseph B. Kittredge, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110

(Name and Address of Agent For Service)

As soon as practicable after this Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective on February 13, 2005 pursuant to Rule 488.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

PA Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

February     , 2005

Dear RCM Large-Cap Growth Fund Shareholder:

We are proposing to reorganize the RCM Large-Cap Growth Fund (the “Fund”) into the RCM Tax-Managed Growth Fund. Each share of your Fund would be exchanged at net asset value and on a tax-free basis for shares of the RCM Tax-Managed Growth Fund which, after the reorganization, will be renamed the RCM Focused Growth Fund. The reorganization would allow you to pursue a similar investment objective in a fund managed by RCM Capital Management LLC utilizing similar, although not identical, portfolio management strategies.

We expect the proposed reorganization of your Fund will offer you the following advantages:

•	New Fund management. Both the RCM Tax-Managed Growth Fund and your Fund are sub-advised by RCM Capital Management LLC (“RCM”), an affiliate of PA Fund Management LLC, the Funds’ adviser (“PAFM”). Your Fund is managed by RCM’s Large-Cap Equity Portfolio Management Team. The RCM Tax-Managed Growth Fund is managed by RCM’s Private Client Group Equity Portfolio Management Team, who combined have over 62 years of experience managing portfolios.

•	More assets in the merged fund. After the transaction, the Focused Growth Fund will have more assets than your Fund has currently. A larger fund can potentially realize transaction cost savings and efficiencies when buying and selling securities. In addition, we believe the Focused Growth Fund will be better positioned to grow in size.

•	For federal income tax purposes, the reorganization is intended to be tax-free. This means that no gain or loss is expected to be recognized by you on the distribution of shares of the Tax-Managed Growth Fund to you in exchange for your Large-Cap Growth Fund shares. The aggregate tax basis of the Tax-Managed Growth Fund shares you receive will be the same as the aggregate tax basis of your Large-Cap Growth Fund shares.

What stays the same

While this merger will bring about some changes, many of the current benefits of your Fund will stay the same:

•	Continued access to multiple PIMCO Funds. In addition to the RCM Large-Cap Growth Fund and the RCM Tax-Managed Growth Fund, the PIMCO Funds family offers over [thirty] additional funds as part of PIMCO Funds: Multi-Manager Series. In addition, the PIMCO Funds family includes the fixed-income funds that are part of PIMCO Funds: Pacific Investment Management Series. Like your current Fund, the RCM Focused Growth Fund will generally permit shareholders to make free exchanges between other funds within the PIMCO Funds family in order to diversify or reallocate their portfolios in a cost-efficient manner.

•	Continued excellent shareholder services. As a shareholder of the Focused Growth Fund, you will continue to receive the same high level shareholder services you receive as a shareholder of your Fund.

•	Continued commitment to shareholders. PAFM and its affiliates remain committed to shareholders in terms of fund performance, communications and service.

•	No change in fees. The advisory and administrative fees payable by the Focused Growth Fund immediately after the reorganization will be the same as the advisory and administrative fees currently paid by your Fund.

Other Proposals

You will also be asked to vote on one additional matter:

•	Elimination of a Fundamental Investment Restriction. You will be asked to approve the elimination of one of your Fund’s fundamental investment restrictions.

Your vote is important

After reviewing the proposals, your Board of Trustees unanimously agreed that it is in the best interests of Fund shareholders and voted to approve the transaction and to recommend that shareholders approve the changes to your Fund’s fundamental investment restrictions, all as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. For more information about the proposals, please refer to the accompanying Prospectus/Proxy Statement.

A special meeting of the shareholders of the RCM Large-Cap Growth Fund will be held at [10:00 a.m.], Eastern time, on Thursday, March 30, 2005, to vote on the proposed merger. The meeting will be held at the offices of PA Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, Proxy Advantage, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call us at 1-800-690-6903.

Thank you in advance for your participation in this important event.

Sincerely,

[Signature]

E. Blake Moore, Jr.
Managing Director

PIMCO FUNDS: MULTI-MANAGER SERIES

RCM Large-Cap Growth Fund

1345 Avenue of the Americas

New York, New York 10105

For proxy information, please call 1-800-690-6903

For account information, please call:

1-800-426-0107 (Class A, B, C, D and R Shares)

1-800-927-4648 (Institutional and Administrative Class Shares)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

February     , 2005

To the Shareholders of RCM Large-Cap Growth Fund:

Notice is hereby given that a Special Meeting of Shareholders of RCM Large-Cap Growth Fund (the “Large-Cap Growth Fund”) will be held on Thursday, March 30, 2005, at 10:00 a.m., Eastern time, at the offices of PA Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902 (the “Meeting”), to consider the following:

1.	To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Large-Cap Growth Fund to the RCM Tax-Managed Growth Fund (the “Tax-Managed Fund”), in exchange for shares of the Tax-Managed Fund, and the assumption by the Tax-Managed Fund of all of the liabilities of the Large-Cap Growth Fund, and the distribution of such shares to the shareholders of the Large-Cap Growth Fund in complete liquidation of the Large-Cap Growth Fund, all as described in more detail in Part I of the attached Prospectus/Proxy Statement. Both funds are series of PIMCO Funds: Multi-Manager Series (the “Trust”).

2.	To approve proposals to eliminate one of the Large-Cap Growth Fund’s investment restrictions, as described in Part II of this Prospectus/Proxy Statement.

3.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of record on February 4, 2005 are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees

E. Blake Moore, Jr.
President

February     ,2005

YOUR VOTE IS IMPORTANT

Please respond—your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope so that you will be represented at the meeting.

PIMCO FUNDS: MULTI-MANAGER SERIES

February     , 2005

Acquisition of the assets of:	by and in exchange for shares of:

RCM Large-Cap Growth Fund,	RCM Tax-Managed Growth Fund,
a series of PIMCO Funds: Multi-Manager Series	a series of PIMCO Funds: Multi-Manager Series
1345 Avenue of the Americas	1345 Avenue of the Americas
New York, New York 10105	New York, New York 10105
1-800-927-4648	1-800-927-4648

The enclosed Prospectus/Proxy Statement relates to the proposed reorganization (the “Merger”) of RCM Large-Cap Growth Fund (the “Large-Cap Growth Fund”) into RCM Tax-Managed Growth Fund (the “Tax-Managed Fund”). The Large-Cap Growth Fund and the Tax-Managed Fund are each a series of PIMCO Funds: Multi-Manager Series (the “Trust”) and are sometimes referred to in this Prospectus/Proxy Statement, collectively, as the “Funds.” The Merger is to be effected through the transfer of all of the assets of the Large-Cap Growth Fund to the Tax-Managed Fund in exchange for shares of beneficial interest of the Tax-Managed Fund (the “Merger Shares”) and the assumption by the Tax-Managed Fund of all of the liabilities of the Large-Cap Growth Fund, followed by the distribution of the Merger Shares to the shareholders of the Large-Cap Growth Fund in liquidation of the Large-Cap Growth Fund. As a result of the proposed transaction, the Large-Cap Growth Fund will cease to be a separate series of the Trust.

Because you are being asked to approve transactions which will result in your holding shares of the Tax-Managed Fund, Part I below also serves as a Prospectus for the Merger Shares of the Tax-Managed Fund. The investment objective of the Tax-Managed Fund is after-tax growth of capital. The Tax-Managed Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Tax-Managed Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The Tax-Managed Fund typically invests in the securities of 25 to 65 companies. The Tax-Managed Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). It is expected that the Tax-Managed Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Tax-Managed Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

The Tax-Managed Fund and the Large-Cap Growth Fund are each diversified series of the Trust. The Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990, that currently consists of over [thirty] separate investment series.

This Prospectus/Proxy Statement explains concisely what you should know before investing in the Tax-Managed Fund. Please read it and keep it for future reference.

As described in the enclosed Proxy Statement, you are also being asked to approve a proposal to eliminate one of the Large-Cap Growth Fund’s fundamental investment restrictions.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and, to the extent provided below, are incorporated herein by reference, which means they are considered legally a part of the Prospectus/Proxy Statement.

•	The Trust’s current Prospectus for Class A, Class B and Class C shares of its Domestic Stock Funds, dated November 1, 2004, as supplemented (the “Class A, B and C Prospectus”), but only with respect to information about the Large-Cap Growth Fund contained in the Class A, B and C Prospectus.

•	The Trust’s current Prospectus for Class D shares of its Domestic Stock Funds, dated November 1, 2004, as supplemented (the “Class D Prospectus”), but only with respect to information about the Large-Cap Growth Fund contained in the Class D Prospectus.

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•	The Trust’s current Prospectus for Class R shares of its Stock Funds, dated November 1, 2004, as supplemented (the “Class R Prospectus”), but only with respect to information about the Large-Cap Growth Fund contained in the Class R Prospectus.

•	The Trust’s current Prospectus for Institutional Class and Administrative Class shares, dated November 1, 2004, as supplemented (the “Institutional Prospectus” and, together with the Class A, B and C Prospectus, the Class D Prospectus and the Class R Prospectus, the “Prospectuses”), but only with respect to information about the Large-Cap Growth Fund contained in the Institutional Prospectus.

•	The Trust’s current Statement of Additional Information, dated November 1, 2004, as revised and supplemented from time to time (including the Report of Independent Registered Accountants and financial statements in respect of the Funds incorporated by reference therein and the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares included therein) (together, the “MMS Statement of Additional Information”).

•	A Statement of Additional Information dated February , 2005, relating to the transactions described herein (the “Merger Statement of Additional Information” and, together with the MMS Statement of Additional Information, the “Statement of Additional Information”).

For a free copy of the Prospectuses, Statement of Additional Information and Annual Reports (each as defined below), please call 1-800-426-0107 (for the Class A, B and C Prospectus, Class D Prospectus, Class R Prospectus, ABC Annual Report, Class D Annual Report, Class R Annual Report, and the Statement of Additional Information) or, 1-800-927-4648 (for the Institutional Prospectus, the Institutional Annual Report, and the Statement of Additional Information) or write to the Trust at the address appearing above. Text-only versions of these documents can be viewed online or downloaded from the EDGAR database on the SEC’s internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, D.C.; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

As used herein, the term “Annual Report” refers to: (1) the Annual Reports to Class A, Class B and Class C shareholders of the Funds for the period ended June 30, 2004, including the Report of Independent Public Accountants and Financial Statements included therein (the “ABC Annual Report”); (2) the Annual Reports to Class D shareholders of the Funds for the period ended June 30, 2004, including the Report of Independent Accountants and Financial Statements included therein (the “Class D Annual Report”); (3) the Annual Reports to Class R shareholders of the Funds for the period ended June 30, 2004, including the Report of Independent Accountants and Financial Statements included therein (the “Class R Annual Report”); and (4) the Annual Reports to Institutional Class and Administrative Class shareholders of the Funds for the year ended June 30, 2004, including the Report of Independent Accountants and Financial Statements included therein (the “Institutional Annual Report”).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the Tax-Managed Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

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I. PROSPECTUS/PROXY STATEMENT

A. OVERVIEW

The Board of Trustees of the Trust (the “Trustees”) has unanimously approved the Merger of the Large-Cap Growth Fund into the Tax-Managed Fund. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization. The completion of these transactions will result in:

•	The termination of the Large-Cap Growth Fund as a separate series of the Trust.

•	Your becoming a shareholder of the Tax-Managed Fund, which will be renamed the RCM Focused Growth Fund soon after the Merger.

Investment Objectives and Policies. The investment objectives, policies and restrictions of the Funds are briefly summarized below. See “Additional Information About the Funds—Comparison of Investment Objectives, Policies and Restrictions” below for additional information about the investment policies and restrictions of the Funds.

•	Tax-Managed Fund. The investment objective of the Tax-Managed Fund is to seek after-tax growth of capital. The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors. When selecting securities for the Tax-Managed Fund, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The Tax-Managed Fund normally invests in securities of 25 to 65 issuers.

To maximize after-tax returns, the Tax-Managed Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund.

•	Large-Cap Growth Fund. The investment objective, policies, and restrictions of the Large-Cap Growth Fund are similar (although not identical) to those of the Tax-Managed Fund. The investment objective of the Large-Cap Growth Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest up to 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 10% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors. When selecting securities for the Large-Cap Growth Fund, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services The Large-Cap Growth Fund normally invests in securities of 45 to 85 issuers.

Unlike the Tax-Managed Fund, the Large-Cap Growth Fund does not use as a principal investment strategy techniques designed to reduce capital gains distributions to shareholders.

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Investment Advisers. PA Fund Management LLC (“PAFM”) is the investment adviser to each Fund. RCM Capital Management LLC (“RCM”) serves as the sub-adviser of each Fund. RCM is an affiliate of PAFM’s parent, ADAM of America).

Proposed Transaction. As a result of the Merger, the Large-Cap Growth Fund will receive a number of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class Merger Shares of the Tax-Managed Fund equal in value to the value of the net assets of the Large-Cap Growth Fund being transferred and attributable to Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares, respectively, of the Large-Cap Growth Fund.1 Following the transfer:

•	Each shareholder of the Large-Cap Growth Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C, Class D, Class R, Institutional Class and/or Administrative Class Merger Shares of the Tax-Managed Fund equal in value to the aggregate value of the shareholder’s Class A, Class B, Class C, Class D, Class R, Institutional Class and/or Administrative Class shares of the Large-Cap Growth Fund, respectively.

•	The Large-Cap Growth Fund will cease to be a separate series of the Trust and will liquidate.

Distribution and Share Class Arrangements. The distribution and share class arrangements of Class A, Class B, Class C, Class D, Class R, Administrative Class and Institutional Class Merger Shares are identical to those of the corresponding classes of shares of the Large-Cap Growth Fund.

•	Class A shares of the Funds are generally sold subject to an initial sales charge (“load”) and are subject to a servicing fee at an annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a “CDSC”), except in the case of certain purchases of Class A shares without a sales load which are redeemed within 18 months after purchase.

•	Class B shares of the Funds are sold at net asset value, without an initial sales charge, but are subject to a CDSC at declining rates if redeemed during the first six years after purchase (the maximum CDSC is imposed on shares redeemed in the first year). Class B shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares. Class B shares convert automatically to Class A shares seven or eight years after purchase, depending on when they were purchased.

•	Class C shares of the Funds are sold at net asset value, without an initial sales charge, and are subject to a 1.00% CDSC if redeemed within one year after purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares. Class C shares do not have a conversion feature.

•	Class D shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

•	Class R shares of the Funds are not subject to an initial sales charge or CDSC but are subject to annual distribution and service fees at an aggregate annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares.

•	Institutional Class shares of the Funds are not subject to an initial sales charge or CDSC or any distribution and/or service fees.

•	Administrative Class shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee at an aggregate annual rate of 0.25% of a Fund’s average daily assets attributable to its Administrative Class shares.

Purchases of Shares. The purchase arrangements for shares of the Funds are substantially identical. As described in more detail in Appendix B, you may purchase all classes of shares of the Tax-Managed Fund at their net asset value next determined after receipt of your purchase request, plus any applicable sales charges, directly from the Trust (except for Class D shares, which must be purchased through a financial service firm, and Class R shares which may be purchased only by specified benefit plans which have an agreement with the Fund Distributor) or through an investor’s financial representative or other financial intermediary. Depending on the share class purchased, the minimum investment amount ranges from $2,500 to $5,000,000.

[1]	As of the date of this Prospectus/Proxy Statement, the Tax-Managed Fund does not have Class R or Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Tax-Managed Fund is registering Class R and Administrative Class shares in addition to the Administrative Class and Class R shares being registered hereunder. The distribution and share class arrangements of the shares of these classes will be the same as the distribution and share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund.

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Exchanges. You may exchange your shares in the Funds at net asset value for shares of the same class of any other series of the Trust or of PIMCO Funds: Pacific Investment Management Series, another trust in the PIMCO Funds family, subject to any restrictions on exchanges set forth in the applicable prospectus(es). See “Exchanging Shares” in Appendix B.

Redemptions. Redemption procedures for the Funds are substantially identical. You may redeem Fund shares on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the redemption request, less any applicable CDSC and/or redemption fee. Class A, B and C shares can be redeemed through a participating broker or by submitting a written redemption request directly to the Fund’s transfer agent for Class A, B and C shares (for non-broker accounts only). Class D shares can be redeemed through the financial service firm through which you purchased the shares. Class R Shares may be redeemed through an investor’s benefit plan administrator. Institutional and Administrative Class shares can be redeemed by a written, telephonic or other wire communication request submitted to the Fund’s transfer agent for Institutional and Administrative Class shares. See “Selling Shares—Class A, B and C Shares,” “Selling Shares—Class D Shares,” “Selling Shares—Class R Shares” and “Selling Shares—Institutional Class and Administrative Class Shares” in Appendix B.

Reasons for Approving the Merger and Trustees’ Considerations. The Trustees recommend approval of the Merger. In reviewing the Merger, the Trustees considered the following factors:

•	PAFM’s belief that the Large-Cap Growth Fund has not achieved sufficient sales growth to achieve long-term viability and is not expected to do so in the near future. Although the Large-Cap Growth Fund is significantly larger than the Tax-Managed Fund, PAFM has advised the Trustees that it believes the combined Fund will be better positioned to increase in size.

•	RCM manages the portfolios of both Funds as sub-adviser, and PAFM serves as adviser to both Funds.

•	Immediately after the Merger, the advisory and administrative fees of the Tax-Managed Fund will be the same as those of the Large-Cap Growth Fund, so that Large-Cap Growth Fund shareholders will not receive a fee increase as a result of the Merger.

•	The Merger will offer shareholders of the Large-Cap Growth Fund an investment in a fund with similar (although not identical) investment objectives, policies, and restrictions, and the Trustees believe that an investment in shares of the Tax-Managed Fund will provide shareholders with an investment opportunity similar to that currently provided by the Large-Cap Growth Fund.

•	The historical and pro forma tax attributes of the Funds and the effect of the Merger on certain tax losses of the Funds (see “Federal Income Consequences” below). The Trustees considered the potentially less favorable tax attributes of the combined fund under a range of circumstances, and determined that any such impact was likely to be outweighed by benefits to shareholders resulting from the Merger.

Please review “Approval of Agreement and Plan of Reorganization—Background and Reasons for the Proposed Merger” below for a full description of the factors considered by the Trustees.

Operating Expenses. The following tables allow you to compare the sales charges, if applicable, advisory and administrative fees and other expenses of the Large-Cap Growth Fund and the Tax-Managed Fund and to analyze the estimated pro forma expenses that PAFM estimates the Tax-Managed Fund will bear in the first year following the Merger. The annual advisory fee rate payable by the Tax-Managed Fund before the Merger (0.60% of average daily net assets) is higher than the annual advisory fee rate payable by the Large-Cap Growth Fund (0.45% of average daily net assets). However, the annual advisory fee rate payable by the Tax-Managed Fund after the Merger (0.45% of average daily net assets) will be the same as the annual advisory fee rate payable by the Large-Cap Growth Fund (0.45% of average daily net assets). These tables summarize the following information:

•	Expenses that the Large-Cap Growth Fund incurred in the fiscal year ended June 30, 2004.

•	Expenses that the Tax-Managed Fund incurred in the fiscal year ended June 30, 2004.

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•	Expenses that PAFM estimates the Tax-Managed Fund would have incurred in the fiscal year ended June 30, 2004, after giving effect to the proposed Merger on a pro forma combined basis, assuming the Merger had occurred as of July 1, 2003. It is expected that the Tax-Managed Fund’s annual operating expenses will decrease as a result of the Merger. Therefore, the pro forma expenses of the Tax-Managed Fund (taking into account the Merger) are expected to be the same as the Large-Cap Growth Fund’s expenses as reflected in the left-most column of the expense tables below.

As summarized in footnotes following the tables, “Other Expenses” for each class of shares of the Large-Cap Growth Fund in the left-most column in the tables includes, in addition to the administrative fees, trustees’ expenses incurred by the Large-Cap Growth Fund during the most recent fiscal year of 0.01% per annum. “Other Expenses” for each class of shares of the Tax-Managed Fund in the middle column in the tables includes, in addition to the administrative fees, trustees’ expenses incurred by the Tax-Managed Fund during the most recent fiscal year (ranging from 0.00% to 0.01% per annum for the particular class of shares)*. The pro forma “Other Expenses” for each class of shares of the Tax-Managed Fund in the right-most column include estimates of trustees’ or other expenses that would have been incurred by the Tax-Managed Fund during the most recent fiscal year, had the Merger occurred as of July 1, 2003. The actual expenses incurred by the Tax-Managed Fund subsequent to the Merger may be higher than the pro forma figures shown to the extent that the Tax-Managed Fund incurs a higher level of trustees’ expenses or other expenses in future periods.

Sales charges are paid directly by shareholders to PA Distributors LLC, the Funds’ distributor. Annual Fund Operating Expenses are deducted from each Fund’s assets. They include management fees, 12b-1 fees (if applicable), and administrative and other expenses.

*	As of the date of this Prospectus/Proxy Statement, the Tax-Managed Fund does not have Class R or Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Tax-Managed Fund is registering Class R and Administrative Class shares. The distribution and share class arrangements of the shares of these classes will be the same as the distribution and share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund. Therefore, the fees and expenses in the examples are estimates based on what fees would have been if Administrative Class and Class R shares had been offered.

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	Current Expenses Large-Cap Growth Fund (as of November 1, 2004)	Tax-Managed Fund Expenses (as of November 1, 2004)	Pro forma Tax-Managed Fund Expenses (as of November 1, 2004)
CLASS A SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[1]	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.45%	0.60%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.51%[4]	0.51%[4]	0.51%[4]
Total Annual Fund Operating Expenses	1.21%	1.36%	1.21%

CLASS B SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[5]	5.00%	5.00%	5.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[2]
Advisory Fee	0.45%	0.60%	0.45%
Distribution and/or Service (12b-1) Fees[6]	1.00%	1.00%	1.00%
Other Expenses	0.51%[4]	0.51%[4]	0.51%[4]
Total Annual Fund Operating Expenses	1.96%	2.11%	1.96%

CLASS C SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[7]	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.45%	0.60%	0.45%
Distribution and/or Service (12b-1) Fees[6]	1.00%	1.00%	1.00%
Other Expenses	0.51%[4]	0.50%[4]	0.51%[4]
Total Annual Fund Operating Expenses	1.96%	2.10%	1.96

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	Current Expenses Large-Cap Growth Fund (as of November 1, 2004)	Tax-Managed Fund Expenses (as of November 1, 2004)	Pro forma Tax-Managed Fund Expenses (as of November 1, 2004)
CLASS D SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	None	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.45%	0.60%	0.45%
Distribution and/or Service (12b-1) Fees[8]	0.25%	0.25%	0.25%
Other Expenses	0.51%[9]	0.51%[10]	0.51%[9]
Total Annual Fund Operating Expenses	1.21%	1.36%	1.21%

CLASS R SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	—	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	None	—	None
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	0.00%	—	0.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[11]
Advisory Fee	0.45%	—	0.45%
Distribution and/or Service (12b-1) Fees[12]	0.50%	—	0.50%
Other Expenses	0.51%[13]	—	0.51%[13]
Total Annual Fund Operating Expenses	1.46%	—	1.46%

INSTITUTIONAL CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	None	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed)[8]	2.00%	2.00%	2.00%

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	Current Expenses Large-Cap Growth Fund (as of November 1, 2004)	Tax-Managed Fund Expenses (as of November 1, 2004)	Pro forma Tax-Managed Fund Expenses (as of November 1, 2004)
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)
Advisory Fee	0.45%	0.60%	0.45%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.31%[14]	0.31%[14]	0.31%[14]
Total Annual Fund Operating Expenses	0.76%	0.91%	0.76%

ADMINISTRATIVE CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	—	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	None	—	None
Redemption Fee (as a percentage of exchange price or amount redeemed)[8]	2.00%	—	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)
Advisory Fee	0.45%	—	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	—	0.25%
Other Expenses	0.31%[14]	—	0.31%[14]
Total Annual Fund Operating Expenses	1.01%	—	1.01%

[1]	Imposed only in certain circumstances where Class A Shares are purchased without a front-end sales charge at the time of purchase.

[2]	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Selling Shares—Class A, B and C Shares,” “How to Buy and Sell Shares – Selling Shares – Class D Shares,” and “How to Buy and Sell Shares – Selling Shares – Institutional and Administrative Class Shares.”

[3]	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

[4]	Other Expenses reflects a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees’ expenses incurred during the most recent calendar year.

[5]	The maximum CDSC on Class B shares is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares” in Appendix B.

[6]	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc. (the “NASD”).

[7]	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

[8]	Each Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement for each Fund may be Distribution and/or Service (12b-1) Fees. The Large-Cap Growth Fund will pay a total of 0.65% per year under the administration agreement and the Tax-Managed Fund will pay a total of 0.75% per year under the administration agreement, regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the NASD. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

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[9]	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

[10]	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees’ expenses incurred during the most recent calendar year.

[11]	Accounts with a minimum balance of $1,000 or less may be charged a fee of $16.

[12]	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

[13]	Other Expenses reflects a 0.50% Administrative Fee paid by Class R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year.

[14]	Other Expenses reflects a 0.30% Administrative Fee paid by the class and 0.01% in trustees’ expenses paid by the Class during the most recent calendar year.

Examples. The following Examples are intended to help you compare the cost of investing in the Large-Cap Growth Fund with the cost of investing in the Tax-Managed Fund and the cost of investing in other mutual funds. The Examples, which are based on the Total Annual Fund Operating Expenses shown above, assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Example. Assuming you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
RCM Large-Cap Growth Fund (Current)	$667	$913	$1,178	$1,935
RCM Tax-Managed Growth Fund (Current)	681	957	1,254	2,095
RCM Tax-Managed Growth Fund (Pro Forma)	667	913	1,178	1,935

Class B Shares:
RCM Large-Cap Growth Fund (Current)	$669	$915	$1,257	$2,000
RCM Tax-Managed Growth Fund (Current)	714	961	1,334	2,160
RCM Tax-Managed Growth Fund (Pro Forma)	669	915	1,257	2,000

Class C Shares:
RCM Large-Cap Growth Fund (Current)	$299	$615	$1,057	$2,285
RCM Tax-Managed Growth Fund (Current)	313	658	1,129	2,431
RCM Tax-Managed Growth Fund (Pro Forma)	299	615	1,057	2,285

Class D Shares:
RCM Large-Cap Growth Fund (Current)	$123	$384	$665	$1,466
RCM Tax-Managed Growth Fund (Current)	138	431	745	1,635
RCM Tax-Managed Growth Fund (Pro forma)	123	384	665	1,466

Class R Shares:
RCM Large-Cap Growth Fund (Current)	$149	$462	$797	$1,746
RCM Tax-Managed Growth Fund (Current)*	—	—	—	—
RCM Tax-Managed Growth Fund (Pro forma)	149	462	797	1,746

Institutional Class Shares:
RCM Large-Cap Growth Fund (Current)	$78	$243	$422	$942
RCM Tax-Managed Growth Fund (Current)	93	290	504	1,120
RCM Tax-Managed Growth Fund (Pro forma)	78	243	422	942

Administrative Class Shares:
RCM Large-Cap Growth Fund (Current)	$103	$322	$558	$1,236
RCM Tax-Managed Growth Fund (Current)*	—	—	—	—
RCM Tax-Managed Growth Fund (Pro forma)	103	322	558	1,236

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Example. Assuming you do not redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
RCM Large-Cap Growth Fund (Current)	$667	$913	$1,178	$1,935
RCM Tax-Managed Growth Fund (Current)	681	957	1,254	2,095
RCM Tax-Managed Growth Fund (Pro forma)	667	913	1,178	1,935

Class B Shares:
RCM Large-Cap Growth Fund (Current)	$199	$615	$1,057	$2,000
RCM Tax-Managed Growth Fund (Current)	214	661	1,134	2,160
RCM Tax-Managed Growth Fund (Pro forma)	199	615	1,057	2,000

Class C Shares:
RCM Large-Cap Growth Fund (Current)	$199	$615	$1,057	$2,285
RCM Tax-Managed Growth Fund (Current)	213	658	1,129	2,431
RCM Tax-Managed Growth Fund (Pro forma)	199	615	1,057	2,285

Class D Shares:
RCM Large-Cap Growth Fund (Current)	$123	$384	$665	$1,466
RCM Tax-Managed Growth Fund (Current)	138	431	745	1,635
RCM Tax-Managed Growth Fund (Pro forma)	123	384	665	1,466

Class R Shares:
RCM Large-Cap Growth Fund (Current)	$149	$462	$797	$1,746
RCM Tax-Managed Growth Fund (Current)*	—	—	—	—
RCM Tax-Managed Growth Fund (Pro forma)	149	462	797	1,746

Institutional Class Shares:
RCM Large-Cap Growth Fund (Current)	$78	$243	$422	$942
RCM Tax-Managed Growth Fund (Current)	93	290	504	1,120
RCM Tax-Managed Growth Fund (Pro forma)	78	243	422	942

Administrative Class Shares:
RCM Large-Cap Growth Fund (Current)	$103	$322	$558	$1,236
RCM Tax-Managed Growth Fund (Current)*	—	—	—	—
RCM Tax-Managed Growth Fund (Pro forma)	103	322	558	1,236

*	As of the date of this proxy statement, the Tax-Managed Fund does not have Class R or Administrative Class Shares. Contemporaneously with the solicitation of this proxy statement, the Tax-Managed Fund is creating Class R and Administrative Class shares. The distribution and share class arrangement of the shares of these classes will be the same as the distribution and share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund. The remainder of this Prospectus/Proxy Statement will assume when describing the Tax-Managed Fund and its shares that Class R and Administrative Class shares are outstanding at the time of the Merger.

The Administrative Fee arrangements and the Distribution Fee arrangements for the Tax-Managed Fund are discussed further under “Additional Information About the Funds” below. For information about the expenses associated with the Merger, see “Proposal—Approval of Agreement and Plan of Reorganization—Information About the Merger.”

Federal Income Tax Consequences

For federal income tax purposes, the Merger of the Large-Cap Growth Fund into the Tax-Managed Fund is expected to be a tax-free reorganization. This means that no gain or loss is expected to be recognized by the Large-Cap Growth Fund or its shareholders directly as a result of the Merger, and the aggregate tax basis of the Merger Shares received by each Large-Cap Growth Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Large-Cap Growth Fund shares. However, a substantial portion of the portfolio assets held by the Large-Cap Growth Fund may be sold in connection with its

9

Merger into the Tax-Managed Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Large-Cap Growth Fund’s basis in such assets. Capital gains, if any, recognized in these sales on a net basis will be distributed to the Large-Cap Growth Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Furthermore, since the Merger will end the tax year of the Large-Cap Growth Fund, it may accelerate distributions from the Large-Cap Growth Fund to its shareholders. Specifically, the Large-Cap Growth Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards) or losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and such gains to its shareholders on or before that date. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in the current recognition of gain or loss to such shareholder for federal income tax purposes. For more information about the federal income tax consequences of the Merger, see “Approval of Agreement and Plan of Reorganization—Information About the Merger—Federal Income Tax Consequences.”

Principal Risk Factors

Because the Funds have similar (although not identical) investment objectives and policies, the principal risks of investing in the Funds are similar. The principal risks of the Funds are summarized below. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. The sections captioned “Characteristics and Risks of Securities and Investment Techniques” in the Prospectuses and “Investment Objectives and Policies” in the Statement of Additional Information include more information about the Funds, their investments and the related risks, and are incorporated in this Prospectus/Proxy Statement by reference. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Funds.

Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Growth Securities Risk. The Funds may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk. The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Unlike the Large-Cap Growth Fund, the Tax-Managed Fund generally has substantial exposure to this risk.

Liquidity Risk. The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Because of its investment strategy, the Tax-Managed Fund is subject to this risk to a greater degree than the Large-Cap Growth Fund.

Sector Specific Risks. In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments. Funds that from time to time invest a significant portion of their assets in securities issued by technology and/or healthcare companies may have significant exposure to this risk. The Funds may have significant exposure to this risk because they may from time to time invest a significant portion of their assets in securities issued by technology and/or healthcare companies.

Healthcare Related Risk. The Funds may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

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Technology Related Risk. The Funds may be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

Foreign (non-U.S.) Investment Risk. A Fund that invests in foreign securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, the Tax-Managed Fund may increase its percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities. The Tax-Managed Fund may have greater exposure to this risk than the Large-Cap Growth Fund because it may invest a higher percentage of its assets in foreign securities.

Emerging Markets Risk. Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The Tax-Managed Fund may invest up to 5% of its assets in emerging market securities, while the Large-Cap Growth Fund may invest up to 10% of its assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Derivatives Risk. The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leveraging Risk. Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Currency Risk. Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by the U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. More so than the Large-Cap Growth Fund, the Tax-Managed Fund may have significant exposure to this risk.

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Credit Risk. The Large-Cap Growth Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. PAFM and RCM and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

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A. PROPOSAL I

APPROVAL OF AGREEMENT

AND PLAN OF REORGANIZATION

You are being asked to approve the Merger of the Large-Cap Growth Fund into the Tax-Managed Fund. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Large-Cap Growth Fund and the Tax-Managed Fund (the “Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The Agreement provides, among other things, for the transfer of all of the assets of the Large-Cap Growth Fund to the Tax-Managed Fund in exchange for (i) the assumption by the Tax-Managed Fund of all of the liabilities of the Large-Cap Growth Fund and (ii) the issuance to the Large-Cap Growth Fund of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class Shares of the Tax-Managed Fund (“Merger Shares”), followed by the distribution of those shares to the shareholders of the Large-Cap Growth Fund in liquidation of the Large-Cap Growth Fund, all as more fully described below under “Information About the Merger.”2

Upon liquidation of the Large-Cap Growth Fund, you will receive a number of full and fractional Class A, Class B, Class C, Class D, Class R, Institutional Class and/or Administrative Class Merger Shares equal in value at the date of the exchange to the aggregate value of your Class A, Class B, Class C, Class D, Class R, Institutional Class and/or Administrative Class shares of the Large-Cap Growth Fund, respectively.

Trustees’ Recommendation. The Trustees have voted unanimously to approve the proposed Merger and to recommend that shareholders of the Large-Cap Growth Fund also approve the Merger.

Required Shareholder Vote. At the meeting of shareholders of the Large-Cap Growth Fund, 30% of the shares of the Large-Cap Growth Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. However, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the Merger will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the Fund’s shares.

Therefore, in order for the Merger to be approved, more than 50% of the Fund’s shares must be present at the meeting or represented by proxy.

A shareholder of the Large-Cap Growth Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Second Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) to demand payment for or an appraisal of his or her Large-Cap Growth Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any applicable CDSC and/or redemption fee) at the time of such redemption, or to exchange your Merger Shares for shares of other funds in the PIMCO Funds family at net asset value at the time of such exchange. See “Exchanging Shares” in “Appendix B—Information About the Tax-Managed Fund.”

The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the Large-Cap Growth Fund, the Large-Cap Growth Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives, including the liquidation of the Large-Cap Growth Fund, as may be in the best interests of shareholders.

Background and Reasons for the Proposed Merger

At a meeting held on December 17, 2004, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), determined that the Merger would be in the best interests of the Large-Cap Growth Fund and the Tax-Managed Fund, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

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The principal reasons why the Trustees are recommending approval of the Merger are as follows:

•	PAFM’s belief that the Large-Cap Growth Fund has not achieved sufficient sales growth to achieve long-term viability and is not expected to do so in the near future. Although the Large-Cap Growth Fund is significantly larger than the Tax-Managed Fund, PAFM has advised the Trustees that it believes the combined Fund will be better positioned to increase in size.

•	RCM manages the portfolios of both Funds as sub-adviser, and PAFM serves as adviser to both Funds.

•	Immediately after the Merger, the advisory and administrative fees of the Tax-Managed Fund will be the same as those of the Large-Cap Growth Fund, so that Large-Cap Growth Fund shareholders will not receive a fee increase as a result of the Merger.

•	The Merger will offer shareholders of the Large-Cap Growth Fund an investment in a fund with similar (although not identical) investment objectives, policies, and restrictions, and the Trustees believe that an investment in shares of the Tax-Managed Fund will provide shareholders with an investment opportunity similar to that currently provided by the Large-Cap Growth Fund.

•	The Merger is expected to be tax-free to the Large-Cap Growth Fund and its shareholders. The Trustees also discussed other alternatives, such as the liquidation of the Large-Cap Growth Fund. During their discussion, the Trustees considered that the Merger will permit shareholders to continue investing in a similar fund without the recognition of gain or loss for tax purposes, while giving them the option of redeeming their shares before or after the Merger. A liquidation, on the other hand, would not give shareholders the option of maintaining their investment without the possible recognition of taxable gain or loss. Additionally, the Trustees considered the affect of the Merger on the available capital loss carryforwards of both Funds. Capital loss carryforwards may be used to offset capital gains if certain conditions are met.

The Trustees also considered the fact that the sub-adviser to the Funds, RCM, is an affiliate of PAFM (it is a subsidiary of PAFM’s ultimate parent company, Allianz AG), ADAM of America. The Trustees also noted that the expenses of the Tax-Managed Fund before the Merger are higher than those of the Large-Cap Growth Fund due to higher advisory fees and higher total retail expenses excluding 12b-1 fees, but that the expenses of the Tax-Managed Fund after the Merger will be equal to those of the Large-Cap Growth Fund, thereby resulting in a reduction of fees to the current shareholders of the Tax-Managed Fund.

The Trustees also considered information from PAFM relating to the comparative net operating results of the Funds, as well as the comparative realized and unrealized gains and losses of the Funds’ securities. Additional comparative financial information for the Funds is included in the Merger Statement of Additional Information, and is incorporated herein by reference.

Information About the Merger

Agreement and Plan of Reorganization. The Agreement provides that the Tax-Managed Fund will acquire all of the assets of the Large-Cap Growth Fund in exchange for the assumption by the Tax-Managed Fund of all of the liabilities of the Large-Cap Growth Fund and for the issuance to the Large-Cap Growth Fund’s shareholders of the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class Merger Shares, all as of the Exchange Date (as defined in the Agreement). If the Merger is approved by shareholders of the Large-Cap Growth Fund, it is expected the Exchange Date will occur on or about [                    , 2005]. The following discussion of the Agreement is qualified in its entirety by reference to the full text of the Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Large-Cap Growth Fund will transfer all of its assets to the Tax-Managed Fund, and, in exchange, the Tax-Managed Fund will assume all of the liabilities of the Large-Cap Growth Fund and deliver to the Large-Cap Growth Fund (i) a number of

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full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class A shares, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class B shares, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class C shares, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class D shares, (v) a number of full and fractional Class R Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class R shares, (vi) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Institutional Class shares and (vii) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Administrative Class shares.3

Immediately following the Exchange Date, the Large-Cap Growth Fund will, in liquidation of the Large-Cap Growth Fund, distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Large-Cap Growth Fund, with Class A Merger Shares being distributed to holders of Class A shares of the Large-Cap Growth Fund, Class B Merger Shares being distributed to holders of Class B shares of the Large-Cap Growth Fund, Class C Merger Shares being distributed to holders of Class C shares of the Large-Cap Growth Fund, Class D Merger Shares being distributed to holders of Class D shares of the Large-Cap Growth Fund, Class R Merger Shares being distributed to holders of Class R shares of the Large-Cap Growth Fund, Institutional Class Merger Shares being distributed to holders of Institutional Class shares of the Large-Cap Growth Fund, and Administrative Class Merger Shares being distributed to holders of Administrative Class shares of the Large-Cap Growth Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Large-Cap Growth Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares, respectively, of the Large-Cap Growth Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Tax-Managed Fund in the names of the Large-Cap Growth Fund shareholders, each account holding the respective number of full and fractional Class A, Class B, Class C, Class D, Class R, Institutional Class or Administrative Class Merger Shares due such shareholder. New certificates for Merger Shares will not be issued. Shareholders of the Large-Cap Growth Fund holding certificates for shares will be sent instructions on how they will be able to exchange those certificates for certificates representing shares of the Tax-Managed Fund.

The consummation of the Merger is subject to the conditions set forth in the Agreement and the approval of the shareholders of the Large-Cap Growth Fund. The Agreement may be revised or amended at any time prior to the consummation of the Merger with the consent of the Trustees, but in no event shall any amendment cause any shareholder to receive less than net asset value for his or her Large-Cap Growth Fund shares in the Merger. In addition, the Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Large-Cap Growth Fund, prior to the Exchange Date, by consent of the Trustees or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

Expenses of the Merger. All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage costs and similar expenses, as described below) will be borne by PAFM, and not by the Funds.

Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code.

As noted above under “Overview—Investment Objectives and Policies,” the Large-Cap Growth Fund normally invests in the securities of 45-85 issuers and the Tax-Managed Fund normally invests in the securities of 25-65 issuers. In connection with the Merger, the Large-Cap Growth Fund may restructure its investment portfolio and decrease the number of issues held by the Fund. In addition, after the Merger, the Tax-Managed Fund is expected to dispose of some of the Large-Cap Growth Fund’s portfolio securities acquired in the Merger. Brokerage costs, transfer taxes and other expenses associated with these transactions have been estimated by PAFM to be approximately [$                    .] These costs will be borne by the Funds, and not by PAFM. These transactions will cause the Large-Cap Growth Fund to realize capital gains or losses prior to the Exchange Date. As noted below under “Federal Income Tax Consequences,” net gains, if any, realized by the

[3]	As of the date of this Prospectus/Proxy Statement, the Tax-Managed Fund does not have Class R or Administrative Class Shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Tax-Managed Fund is creating Class R and Administrative Class shares. The distribution and share class arrangement of the shares of these classes will be the same as the distribution and share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund.

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Large-Cap Growth Fund prior to the Exchange Date will be distributed to shareholders of the Large-Cap Growth Fund prior to the Exchange Date and therefore will be borne by Large-Cap Growth Fund shareholders.

Federal Income Tax Consequences. The Merger is intended to be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes: (i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and the Tax-Managed Fund and the Large Cap Growth Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Large-Cap Growth Fund upon the transfer of its assets to the Tax-Managed Fund in exchange for Merger Shares and the assumption by the Tax-Managed Fund of the liabilities of the Large-Cap Growth Fund, or upon the distribution of the Merger Shares by the Large-Cap Growth Fund to its shareholders in liquidation; (iii) under Section 354 of the Code, no gain or loss will be recognized by the Large-Cap Growth Fund shareholders on the distribution of Merger Shares to them in exchange for their shares of the Large-Cap Growth Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Large-Cap Growth Fund’s shareholders receive in exchange for their Large-Cap Growth Fund shares will be the same as the aggregate tax basis of their Large-Cap Growth Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, a Large-Cap Growth Fund’s shareholder’s holding period for the Merger Shares will be determined by including the holding period for the Large-Cap Growth Fund shares exchanged therefor, provided that the shareholder held the Large-Cap Growth Fund shares as a capital asset; (vi) under Section 1032 of the Code, no gain or loss will be recognized by the Tax-Managed Fund upon the receipt of the assets of the Large-Cap Growth Fund in exchange for Merger Shares and the assumption by the Tax-Managed Fund of the liabilities of the Large-Cap Growth Fund; (vii) under Section 362(b) of the Code, the Tax-Managed Fund’s tax basis in the assets that the Tax-Managed Fund receives from the Large-Cap Growth Fund will be the same as the Large-Cap Growth Fund’s basis in such assets immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the Tax-Managed Fund’s holding period in such assets will include the Large-Cap Growth Fund’s holding period in such assets; and (ix) under Section 381 of the Code, the Tax-Managed Fund will succeed to the capital loss carryforwards of the Large-Cap Growth Fund, if any, but the use by the Tax-Managed Fund of any such capital loss carryovers (and of capital loss carryovers of the Tax-Managed Fund) may be subject to limitation under Section 383 of the Code. The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

Ropes & Gray will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

A substantial portion of the portfolio assets held by the Large-Cap Growth Fund may be sold in connection with the Merger into the Tax-Managed Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Large-Cap Growth Fund’s basis in such assets. Net capital gains, if any, recognized in these sales will be distributed to the Large-Cap Growth Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, in each case after reduction by any available capital loss carryforwards, and such distributions will be taxable to shareholders.

The use of capital loss carryforwards and realized losses to offset gains potentially resulting from the sale of portfolio securities in connection with the Merger may result in there being fewer capital loss carryforwards available after the Merger. (Capital loss carryforwards may be used to offset capital gains if certain conditions are met.) In addition, after the Merger, such capital loss carryforwards will be available to offset gains arising from the larger, combined fund and thus may be used more quickly than had the Merger not taken place. Furthermore, the Tax-Managed Fund’s ability to carry forward the pre-Merger losses of the Large-Cap Growth Fund will technically be limited as a result of the Merger due to the effect of loss limitation rules under applicable tax law. The effect of this limitation, however, will depend on the amount of losses in each fund at the time of the Merger. For example, based on data as of October 31, 2004, the Large-Cap Growth Fund and the Tax-Managed Fund had pre-Merger “net losses” (i.e., capital loss carryforwards as of last fiscal year end as adjusted by year-to-date realized gains or losses and all unrealized gains) equal to 2% and 31% of each fund’s net assets, respectively. If the Merger had occurred on October 31, 2004, the combined fund would have had net losses equal to 3% of its net assets. Due to the combined effects of loss limitation rules and the spreading of losses over a larger asset base, the amount of losses as a percentage of net assets available to shelter future growth of the Large-Cap Growth Fund would have increased from 2% to 3% (a difference of 1 percentage point), and the same figure with respect to the Tax-Managed Fund would have decreased from 31% to 3% (a difference of 28 percentage points). Under certain circumstances (e.g., depending on the combined fund’s rate of growth and other factors), shareholders of the Large-Cap Growth Fund could receive more distributions and pay more taxes, or pay taxes sooner, than they would have if the Merger had not occurred.

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Prior to the Exchange Date, the Large-Cap Growth Fund will declare a distribution to shareholders which, together with all of its previous distributions, will have the effect of distribution to shareholders of all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the Exchange Date.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Description of the Merger Shares. Full and fractional Merger Shares will be issued to the Large-Cap Growth Fund’s shareholders in accordance with the procedures under the Agreement as described above. The Merger Shares are Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Tax-Managed Fund, which have characteristics identical to those of the corresponding class of shares of the Large-Cap Growth Fund with respect to sales charges, CDSCs, conversion and exchange privileges, and 12b-1 fees.4

Some of the important characteristics of the Merger Shares are discussed below:

Class A Merger Shares

•	Investors purchasing Class A shares of the Tax-Managed Fund generally pay a front-end sales charge of up to 5.50% at the time of purchase. The sales charge is deducted from the initial investment so that not all of the initial purchase payment will be invested. Large-Cap Growth Fund shareholders will not pay a sales charge on the Tax-Managed Fund shares they receive in the Merger.

•	Class A shares are generally not subject to CDSC, except that certain purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge but are subject to a 1% CDSC if redeemed within 18 months after purchase.[1]

•	Class A shares are subject to a 12b-1 servicing fee at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares.

•	Class A shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Large-Cap Growth Fund shareholders will not pay a redemption fee in connection with the exchange of their Class A shares in the Merger.

Class B Merger Shares

•	Class B shares are sold without a front-end sales charge, but are subject to a CDSC of up to 5% if redeemed within the first six years after the original purchase.[1]

•	Class B shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	Class B shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Large-Cap Growth Fund shareholders will not pay a redemption fee in connection with the exchange of their Class B shares in the Merger.

Class C Merger Shares

•	Class C shares are sold without a front-end sales charge, but are subject to a CDSC of 1% if redeemed within one year after purchase.[1]

[4]	As of the date of this Prospectus/Proxy Statement, the Tax-Managed Fund does not have Class R or Administrative Class Shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Tax-Managed Fund is creating Class R and Administrative Class shares. The distribution and share class arrangement of the shares of these classes will be the same as the distribution and share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund.

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•	Class C shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares.

•	Unlike Class B shares, Class C shares do not convert into Class A shares.

•	Class C shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Large-Cap Growth Fund shareholders will not pay a redemption fee in connection with the exchange of their Class C shares in the Merger.

Class D Merger Shares

•	Class D shares are not subject to a front-end sales charge or a CDSC.

•	Class D shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

•	Class D shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Large-Cap Growth Fund shareholders will not pay a redemption fee in connection with the exchange of their Class D shares in the Merger.

Class R Merger Shares

•	Class R shares are not subject to a front-end sales charge or a CDSC.

•	Class R shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class D shares.

Institutional Class Merger Shares

•	Institutional Class shares are not subject to a front-end sales charge, a CDSC, or 12b-1 distribution and/or service fees.

•	Institutional Class shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Large-Cap Growth Fund shareholders will not pay a redemption fee in connection with the exchange of their Institutional Class shares in the Merger.

Administrative Class Merger Shares

•	Administrative Class shares are not subject to a front-end sales charge or a CDSC.

•	Administrative Class shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Administrative Class shares.

•	Administrative Class shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). Large-Cap Growth Fund shareholders will not pay a redemption fee in connection with the exchange of their Administrative Class shares in the Merger.

See “Information About the Tax-Managed Fund” in Appendix B for more information about the characteristics of Class A, Class B, Class C, Class D, Class R, Administrative Class and Institutional Class shares of the Tax-Managed Fund.

[1]	For purposes of determining the CDSC (if any) and/or redemption fee payable on redemption of Merger Shares received by a shareholder of the Large-Cap Growth Fund, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their shares of the Large-Cap Growth Fund, and the CDSC would be applied at the same rate as was in effect for the Large-Cap Growth Fund at the time the shares of the Large-Cap Growth Fund were originally purchased.

Interests of Certain Persons in the Merger. David C. Flattum is a Trustee of the Trust as well as a member of the Management Board of PAFM. Blake E. Moore is the President and Chief Executive Officer of the Trust and a Managing Director of PAFM. Because of their positions and compensation arrangements with PAFM and its parent company, Allianz Global

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Investors of America L.P., Messrs. Flattum and Moore may be deemed to have a substantial interest in the Merger. Although the advisory fee rate and the total retail expenses excluding 12b-1 fees payable by the Tax-Managed Fund after the Merger are lower than those payable by the Tax-Managed Fund prior to the Merger and equal to the rate currently payable by the Large-Cap Growth Fund, and as a result of the Merger, PAFM will receive lower aggregate advisory fees from the Tax-Managed Fund than it had previously received from both the Tax-Managed Fund and the Large-Cap Growth Fund prior to the Merger, PAFM’s expenses may also be lower as a result of the Merger. To the extent Mr. Flattum’s or Mr. Moore’s compensation is affected by PAFM’s financial results their compensation may be affected as a result of the Merger. Similarly, other officers of the Trust are employees or officers of PAFM or its affiliates. For reasons like those discussed above with respect to Messrs. Flattum and Moore, the officers may be deemed to have a substantial interest in the Merger.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives, Policies and Restrictions. The investment objectives, policies and restrictions of the Funds are similar, as discussed below.

•	Investment Objectives. The investment objective of the Large-Cap Growth Fund is to seek long-term capital appreciation, while the Tax-Managed Fund seeks after-tax growth of capital.

•	Primary Investments. Both Funds invest primarily in common stocks and other equity securities. The Large-Cap Growth Fund normally invests at least 80% of its assets in equity securities. The Large-Cap Growth Fund generally invests in companies with market capitalizations of more than $3 billion at the time of investment. The Tax-Managed Fund invests in companies of all market capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The Tax-Managed Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Funds may also from time to time invest a significant percentage of their assets in the technology and/or healthcare sectors.

•	Approximate Number of Holdings. The Large-Cap Growth Fund normally invests in the securities of 45-85 issuers. The Tax-Managed Fund normally invests in the securities of 25-65 issuers.

•	Tax-Efficient Strategies. The Tax-Managed Fund utilizes a range of active tax management strategies designed to reduce taxable distributions to shareholders. The Large-Cap Growth Fund does not emphasize such strategies.

•	Other Securities. Each Fund may invest in equity securities other than common stocks. Both Funds may invest in derivatives.

•	Investments in Foreign Securities. The Large-Cap Growth Fund may invest up to 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 10% of its assets in companies located in emerging market countries. The Tax-Managed Fund may invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries.

•	Temporary and Defensive Investments. In response to unfavorable market and other conditions, the Funds may make temporary investments of some or all of their assets in investment-grade debt securities. This would be inconsistent with each Fund’s investment objective and principal strategies.

•	Investment Restrictions. The Funds have similar, although not identical, fundamental and non-fundamental investment restrictions, which are set forth in the Statement of Additional Information.

•	The Funds may not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Large-Cap Growth Fund’s holdings of such repurchase agreements exceeds 10% (or 15% in the case of the Tax-Managed Growth Fund) of the value of the Fund’s total assets.

•	Portfolio Management Strategies. The principal investments and strategies of the Large-Cap Growth Fund are set forth in the Prospectuses, and are incorporated herein by reference. The principal investments and strategies of the Tax-Managed Fund are set forth in “Appendix B—Information About the Tax-Managed Fund.”

•	Dividends and Distributions. The Funds declare and pay income dividends at least annually. Each Fund distributes its net realized capital gains at least annually.

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Advisory and Sub-Advisory Arrangements and Fees. PAFM serves as the investment adviser for both of the Funds. Organized in 2000, PAFM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PAFM is a wholly owned indirect subsidiary of ADAM of America. As of [September 30, 2004], ADAM of America and its subsidiaries had approximately [$502] billion in assets under management.

Subject to the supervision of the Board of Trustees, PAFM is responsible for managing, either directly or through others selected by it, the investment activities and business activities of the Funds. Shareholders of the Funds have approved a proposal permitting PAFM to enter into new or amended sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. One of the conditions requires the Trustees to approve any such agreement. In addition, the exemptive order prohibits PAFM from entering into sub-advisory agreements with affiliates of PAFM without shareholder approval, unless those affiliates are substantially wholly owned by ADAM of America, PAFM’s parent company. Subject to the ultimate supervision of the Trustees, PAFM has the responsibility to oversee the sub-advisers and to recommend their hiring, termination and replacement.

RCM, an affiliate of PAFM, serves as sub-adviser to the Funds. In its capacity as sub-adviser, RCM directly manages the investments of the Funds. RCM has full investment discretion and makes all determinations with respect to the investment of the each Fund’s assets. RCM is compensated for its services from the advisory fees paid to PAFM.

The Tax-Managed Fund pays PAFM a fee at the annual rate of 0.60% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services. The Large-Cap Growth Fund pays PAFM a fee at the annual rate of 0.45% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services.

PAFM will remain the investment adviser to the Tax-Managed Fund following the Merger. The annual advisory fee rate payable by the Tax-Managed Fund before the Merger (0.60% of average daily net assets) is higher than the annual advisory fee rate payable by the Large-Cap Growth Fund (0.45% of average daily net assets). However, the annual advisory fee rate payable by the Tax-Managed Fund after the Merger (0.45% of average daily net assets) will be the same as the annual advisory fee rate payable by the Large-Cap Growth Fund (0.45% of average daily net assets). RCM will remain the sub-adviser to the Tax-Managed Fund after the Merger unless and until it is replaced or otherwise removed as sub-adviser.

Administrative Arrangements and Fees. PAFM currently serves as administrator to each series of the Trust, including both Funds, pursuant to the Trust’s Amended and Restated Administration Agreement. PAFM provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, preparation of reports to the Funds’ shareholders and regulatory filings. In addition, PAFM, at its own expense, arranges for the provision of legal, audit, custody, portfolio accounting, transfer agency and other ordinary services for the Funds and is responsible for the costs of registration of the Funds’ shares and the printing of prospectuses and shareholder reports for current shareholders.

Administrative Fee Rates. For administrative services, each Fund pays PAFM an administrative fee at the annual rate of 0.50% of the first $2.5 billion of the Fund’s average daily net assets attributable in the aggregate to its Class A, Class B and Class C shares. (This fee is subject to a reduction of 0.05% of average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.) Each Fund pays PAFM an administrative fee at the annual rate of 0.75% of the Fund’s average daily net assets attributable to its Class D shares. Each Fund pays PAFM an administrative fee at the annual rate of 0.50% of the Fund’s average daily net assets attributable to its Class R shares. Each Fund pays PAFM an administrative fee at the annual rate of 0.30% of the Fund’s average daily net assets attributable to its Institutional Class and Administrative Class shares.

PAFM has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PAFM and the sub-administrator may retain other affiliates to provide certain of these services.

Certain expenses of the Funds are not borne by PAFM. The Funds are responsible for their share of the following expenses: (i) salaries and other compensation of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PAFM, Pacific Investment Management Company or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trust’s Trustees who are not “interested persons” of PAFM, Pacific Investment Management Company, any sub-adviser to any of the Trust’s funds, or the Trust, and any counsel

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retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B, Class C, Class D, Class R and Administrative Class shares, and may include certain other expenses as permitted by the Trust’s Second Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, as from time to time amended.

Distribution Arrangements. PA Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a Distribution Contract with the Trust. The Distributor is an affiliate of PAFM. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Class A, Class B and Class C Shares. Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares, the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B and Class C shares, the Distributor bears various other promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class D Shares. Class D shareholders of each Fund pay an administrative fee to PAFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to its Class D shares. PAFM or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms).

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services.

Class R Shares. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class R shares of the Trust, and in connection with personal services rendered to Class R shareholders of the Trust and the maintenance of Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a specified benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees. The distribution fee applicable to Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class R shares, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class R shares, printing of prospectuses and reports for other than existing Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including specified benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services.

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Institutional and Administrative Class Shares. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“Service Agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than the service and/or distribution fees discussed below paid with respect to Administrative Class shares. Service Agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service Agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges.

The Trust’s Administrative Distribution Plan and Administrative Services Plan for Administrative Class Shares allow each Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Administrative Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets.

Because the distribution and service fees discussed in this subsection are paid out of assets of the applicable class on an ongoing basis, over time they will increase the cost of an investment in shares of such classes and may cost an investor more than other types of sales charges.

Declaration of Trust. Both the Large-Cap Growth Fund and the Tax-Managed Fund are governed by the Trust’s Declaration of Trust and Amended and Restated Bylaws (“Bylaws”). Therefore, both Funds are governed by the same provisions relating to the powers and liabilities of shares of the Trust, shareholder voting requirements generally, and indemnification of the Trust’s officers and directors. Additional information about powers and liabilities relating to the Funds’ shares and shareholder voting requirements relating to reorganizations is provided below.

Powers and Liabilities Relating to Shares. Each of the Merger Shares will be fully paid and, except as discussed in the following paragraph, nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above. The Declaration of Trust permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. At the time of the Merger, the Tax-Managed Fund’s shares will be divided into seven classes: Class A, Class B, Class C, Class D, Class R, Administrative Class and Institutional Class.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of such Fund held personally liable for the obligations of such Fund as a result of holding shares of such Fund. Thus, the risk of a shareholder incurring financial loss from shareholder liability is limited to circumstances in which such a disclaimer was inoperative and the Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Shareholder Voting Requirements—Reorganizations. Neither the Trust’s Declaration of Trust nor the Bylaws require any shareholder vote with respect to any proposed transaction whereby the Trust or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Trust’s Declaration of Trust and Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary or desirable. The Trust has concluded that, under Rule 17a-8 under the 1940 Act, the approval of the Merger by the shareholders of the Large-Cap Growth Fund is required. There can be no assurance that other fund reorganizations would be submitted for shareholder approval in the future.

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Trustees and Officers of the Trust. The Trustees and officers of the Trust will not change as a result of the Merger. The current Trustees and officers, their ages, their addresses and their principal occupations are included in the Statement of Additional Information.

Governing Law. The Trust is governed by Massachusetts law.

Capitalization. The following table shows, on an unaudited basis, the capitalization of the Large-Cap Growth Fund and the Tax-Managed Fund as of June 30, 2004, and on a pro forma combined basis as of that date, giving effect to the proposed Merger:

CAPITALIZATION TABLE (Unaudited)

June 30, 2004

	RCM Large-Cap Growth Fund	PIMCO RCM Tax-Managed Growth Fund	RCM Tax-Managed Growth Pro Forma Combined*
Net assets
Class A	$37,101,966	$12,644,639	49,746,606
Class B	$8,380,576	$7,310,138	15,690,714
Class C	$7,820,856	$9,757,850	17,578,706
Class D	$70,078,222	$3,099,466	73,177,688
Class R**	$74,532	$—	74,532
Institutional Class	$350,355,633	$4,082,575	354,438,208
Administrative Class**	$84,939,729	$—	84,939,729
Shares outstanding
Class A	3,057,496	1,174,654	4,623,327
Class B	699,704	691,514	1,484,484
Class C	651,839	922,467	1,661,531
Class D	5,800,916	288,938	6,819,851
Class R**	6,128	—	6,938
Institutional Class	28,623,735	375,036	32,547,107
Administrative Class**	6,956,569	—	7,821,363
Net asset value per share
Class A	$12.13	$10.76	$10.76
Class B	$11.98	$10.57	$10.57
Class C	$12.00	$10.58	$10.58
Class D	$12.08	$10.73	$10.73
Class R**	$12.16	—	$10.81
Institutional Class	$12.24	$10.89	$10.89
Administrative Class**	$12.21	—	$10.86

*	The pro forma capitalization information assumes the Merger was consummated on June 30, 2004, and is for informational purposes only. No assurance can be given as to how many shares of the Tax-Managed Fund will be received by the shareholders of the Large-Cap Growth Fund on the actual date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Tax-Managed Fund that actually will be received on or after such date. The Trust has compared the operations of the Funds after the Merger and has determined that the Tax-Managed Fund’s operations will be continued. This is based on the determination that the investment adviser and sub-adviser, investment objective and policies, distribution arrangements and operating environment of the Large-Cap Growth Fund after the Merger will be the same as those of the Tax-Managed Fund.

**	As of the date of this Prospectus/Proxy Statement, the Tax-Managed Fund does not have Class R or Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Tax-Managed Fund is creating Class R and Administrative Class shares. The distribution and share class arrangements of the shares of these classes will be the same as the distribution share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund.

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B. PROPOSAL II:

ELIMINATION OF FUNDAMENTAL

INVESTMENT RESTRICTIONS

BACKGROUND

The RCM Large-Cap Growth Fund operates in accordance with its investment objectives and policies described in its Prospectus and Statement of Additional Information. The Fund is also subject to a number of investment restrictions, which are set forth in its Statement of Additional Information under “Investment Restrictions.” The Fund classifies its investment restrictions as either “fundamental” or “non-fundamental.” A change to a fundamental restriction of the Fund requires the approval of a majority of the voting securities of the Fund, while non-fundamental restrictions may be changed by the Fund’s Trustees without shareholder approval.

Since the adoption by its predecessor of its fundamental investment restrictions, there have been changes in the laws and regulations that govern mutual funds generally. Based on the recommendations of PAFM after a review of the Fund’s fundamental restrictions, the Trustees have approved the elimination of one restriction which is not required to be fundamental.

None of the proposed changes will alter the Fund’s investment objective or current investment strategies. Indeed, the Trustees believe that the elimination of certain fundamental restrictions will enhance the ability of the Fund to achieve its investment objective because the Fund will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval of a change to its fundamental investment restrictions.

PURCHASE AND SALE OF SECURITIES

TO AND FROM AFFILIATES

Proposal to eliminate the Fund’s fundamental investment restriction regarding the purchase and sale of portfolio securities to and from affiliates

Current Restriction: The Fund has a fundamental investment restriction that reads as follows:

The Fund may not purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers.

The 1940 Act does not require that the Fund adopt a fundamental restriction regarding the purchase or sale of portfolio securities to and from affiliates, as defined in Section 2(a)(3) of the 1940 Act. Section 17(a) of the 1940 Act limits an affiliate’s ability to engage in the purchase or sale of securities with the Fund when acting as a principal, and Section 17(e) of the 1940 Act limits an affiliate’s ability to engage in the purchase or sale of securities with the Fund when acting as an agent. The Fund currently abides by the limits established by and under Section 17 of the 1940 Act and intends to continue to abide by such restrictions, as they may be changed from time to time. The Trustees believe the proposed change would increase a sub-advisor’s flexibility in managing the assets of the Funds without any material increase in risks to shareholders. Accordingly, the Trustees believe that eliminating this restriction would be in the best interests of the Fund and its shareholders.

C. SPECIAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the Large-Cap Growth Fund to be held at [10:00] a.m., Eastern time, on [Thursday, March 24, 2005], at the offices of PA Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, and at any adjournment thereof. The Meeting is being held to consider: (i) the proposed Merger of the Large-Cap Growth Fund into the Tax-Managed Fund by the transfer of all of the Large-Cap Growth Fund’s assets and liabilities to the Tax-Managed Fund in exchange for shares of the Tax-Managed Fund, followed by the liquidation and dissolution of the Large-Cap Growth Fund, and (ii) a proposal to eliminate one of the Large-Cap Growth Fund’s investment restrictions.

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This Prospectus/Proxy Statement is being mailed to shareholders on or about [February 15, 2005].

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

III. OTHER INFORMATION

You will find information relating to the Tax-Managed Fund, including information with respect to its investment objective, policies and restrictions, at Appendix B to this Prospectus/Proxy Statement. Additional information about the Large-Cap Growth Fund is incorporated by reference from the Class A, B and C Prospectus, the Class D Prospectus, the Class R Prospectus and the Institutional and Administrative Class Prospectus and is available free of charge by calling the Trust at 1-800-426-0107 (Class A, B and C Prospectus, Class D Prospectus and Class R Prospectus) or 1-800-927-4648 (Institutional and Administrative Prospectus). Additional information and commentary from the Institutional Annual Report relating to the Tax-Managed Fund’s investment performance is included in Appendix C to this Prospectus/Proxy Statement. Additional information relating to the Large-Cap Growth Fund’s investment performance is set forth in Appendix D to this Prospectus/Proxy Statement. You may find additional information regarding the Funds, including financial information, in the Merger Statement of Additional Information, the Class A, B and C Prospectus, the Class D Prospectus, the Class R Prospectus and the Institutional and Administrative Class Prospectus, the Statement of Additional Information, the Annual Reports and the Semi-Annual Reports, which are available free of charge as discussed at the beginning of this Prospectus/Proxy Statement.

You may inspect and copy proxy materials, reports, proxy and information statements and other information filed by the Trust with respect to the Funds at the Public Reference Room maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively. You may also obtain such material from the Public Reference Section, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust’s file number (811-6161).

Financial Highlights

Appendix E includes financial highlights for the Tax-Managed Fund and the Large-Cap Growth Fund.

Voting Information; Ownership of the Funds

Record Date and Method of Tabulation. Shareholders of record of the Large-Cap Growth Fund at the close of business on [February 4, 2005] (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Tax-Managed Fund will not vote on the Merger. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of 30% of the shares of the Large-Cap Growth Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting.

With respect to each proposal, as required by the 1940 Act, approval of such proposal will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the Fund’s shares.

Therefore, in order for a proposal to be approved, more than 50% of the Fund’s shares must be present at the meeting or represented by proxy.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the Proposal. Proxies may be revoked at any time before they are exercised by

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sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Merger, these shares will have the same effect as if they cast votes against the Merger.

As of December 31, 2004, as shown on the books of the Trust, there were issued and outstanding the following numbers of shares of beneficial interest of each class of the Funds:

Tax-Managed Fund
Class A	Class B	Class C	Class D	Class R *	Institutional Class	Administrative Class*
1,337,939	613,458	846,360	279,561	—	383,566	—

Large-Cap Growth Fund
Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
3,304,458	679,473	623,304	5,112,236	8,247	25,447,007	7,000,424

*	As of the date of this Prospectus/Proxy Statement, the Tax-Managed Fund does not have Class R or Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Tax-Managed Fund is creating Class R and Administrative Class shares. The distribution and share class arrangements of the shares of these classes will be the same as the distribution and share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund.

As of [12/31/04], to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Large-Cap Growth Fund and the Tax-Managed Fund:

Fund and Class	Shares Owned		Percentage of Shares of Class Outstanding	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger**
RCM Large-Cap Growth Fund

Institutional Class

Union Bank Trust Nominee Select Benefit 401K Plan	4,325,044.641		16.99%	10.24%
PO Box 85484
San Diego, CA 92186-5484

Charles Schwab & Co. Inc. Special Custody Account	3,841,105.060	*	15.09%	9.09%
FBO Our Customers
C/O Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104

Putnam Fiduciary Trust Co. TTEE	2,706,135.619		10.63%	6.41%
FBO Nordstrom Inc.
DCPA Team 650256
1 Investors Way
Norwood, MA 02062

Wendel & Co.	1,296,588.209		5.09%	3.07%
725000801441
P.O. Box 1066
New York, NY 10268

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Administrative Class

Northern Trust Co as Trustee	2,668,782.071	*	38.12%	6.32%
FBO Nortel Networks
Attn: DV Control
PO Box 92994
Chicago, IL 60675-2994

National Investor Services FBO	1,330,519.212	*	19.01%	3.15%
55 Water St., 32nd Floor
New York, NY 10041-0028

Reed Elsevier US Salary Investment Plan	903,043.230		12.90%	2.14%
State Street Bank as Trustee
Attn: Karen Macdonald
105 Rosemont Rd.
Westwood, MA 02090-2318

Putnam Fiduciary Trust Co. TTEE	669,623.273		9.57%	1.59%
FBO Mastercard
Attn: DC Plan Admin Team MSC4D
One Investors Way
Norwood, MA 02062

Foundation for LSU Health Sciences Center	553,923.650		7.91%	1.31%
BRSF Account
2000 Tulane Ave.
New Orleans, LA 70112-2250

Class A

New York Life Insurance Co.	727,303.635	*	22.00%	1.72%
169 Lackawanna Ave.
Parsippany, NJ 07054

Putnam Fiduciary Trust Co. TTEE	317,904.967	*	9.62%	0.75%
FBO Integral Systems, Inc.
Attn: DC Plan Admin Team MS N3H 522612
One Investors Way
Norwood, MA 02062

Prudential Investment Mgts Service	190,139.322	*	5.75%	0.45%
(FBO) Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop 194-201
191 Wood Avenue South
Iselin, NJ 08830

Class B

MLPF&S for the Sole Benefit of its Customers	83,724.964	*	12.32%	0.20%
Attn: Fund Administration / #97M
4800 Deer Lake Dr. E FL 3
Jacksonville FL 32246-6484

Morgan Stanley	59,749.779	*	8.79%	0.14%
Attn: Mutual Fund Operations
3 Harborside Plaza, 6th floor
Jersey City, NJ 07311

Class C

Morgan Stanley	53,363.218	]*	8.56%	0.13%
Atn: Mutual Fund Operations
3 Harborside Plaza, 6th floor
Jersey City, NJ 07311

Class D

Prudential Investment Mgts Service	2,404,625.711	*	46.59%	5.69%
(FBO) Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop 194-201
191 Wood Avenue South
Iselin, NJ 08830

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Charles Schwab & Co. Inc. Special Custody Account	1,113,990.234	*	21.59%	2.64%
FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.	295,872.381	*	5.73%	0.70%
FBO Customers
5th Floor, 200 Liberty Street
One World Financial Center
New York, NY 10281

Class R

MCB Trust Services Cust.	3,391.411		41.20%	0.01%
FBO Art-Kraft Sign Co. Inc. 401K
700 17th Street, Suite 300
Denver, CO 80202

NFSC FEBO # AAW-03471	2,723.313		33.08%	0.01%
Connor & Winters Profit Sharing Non-ST
State Street Bankand Trust Co. TTEE
825 S. Erie Ave.
Tulsa, OK 74137

American United Insurance Co.	1,437.149	*	17.46%	0.00%
TTEE Group Retirement Annuity
PO Box 368
Indianapolis, IN 46206-0368

RCM Tax-Managed Growth Fund

Institutional Class

LPL FBO LPL Customers	115,431.814	*	30.09%	3.33%
Attn: Mutual Fund Operations
PO Box 509046
San Diego, CA 92150-9046

Wells Fargo Bank MN NA.	66,743.296		17.40%	1.93%
FBO Elizabeth Swindells
PO Box 1533
Minneapolis MN 55480-1533

Wells Fargo Bank MN NA	41,894.977		10.92%	1.21%
FBO Doubleday George II
PO Box 1533
Minneapolis MN 55480-1533

Wells Fargo Bank NA MN	38,219.102		9.96%	1.10%
FBO Crumpacker Elizabeth
PO Box 1533
Minneapolis MN 55480-1533

Wells Fargo Bank NA MN	32,903.876		8.58%	0.95%
FBO Crumpacker Anne Family
PO Box 1533
Minneapolis MN 55480-1533

Charles Schwab & Co. Inc. Special Custody Account	34,515.744	*	9.00%	1.00%
FBO Our Customers
C/O Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104

Class A

Pershing LLC	94,241.286	*	7.05%	2.72%
PO Box 2052
Jersey City, NJ 07030-9998

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Class B

MLPF&S for the Sole Benefit of its Customers	73,493.224	*	11.98%	2.12%
Attn: Fund Administration / #97M
4800 Deer Lake Dr. E FL 3
Jacksonville FL 32246-6484

Class C

MLPF&S for the Sole Benefit of its Customers	102,253.678	*	12.04%	2.95%
Attn: Fund Administration / #97M
4800 Deer Lake Dr. E FL 3
Jacksonville FL 32246-6484

Edward D. Jones and Co.	47,359.707		5.58%	1.37%
F/A/O Elizabeth E Verlie
TTEE U/A DTD 7/6/78 for EDJ
#409-07984-1-6
PO Box 2500
Maryland Heights, MO 63043

Class D

Charles Schwab & Co. Inc. Special Custody Account	79,566.855	*	28.46%	2.30%
FBO Our Customers
C/O Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104

*	Shares are believed to be held only as nominee.

**	The column captioned “Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger” assumes the Merger was consummated on [ , 2005], and is for informational purposes only. No assurance can be given as to how many shares of the Tax-Managed Fund will be received by the shareholders of the Large-Cap Growth Fund on the actual date the Merger takes place and the foregoing should not be relied upon to reflect the number of shares of the Tax-Managed Fund that actually will be received on or after such date. [Additionally, upon consummation of the Merger, [ ] will own [ %] of the Tax-Managed Fund’s shares.]

As of the Record Date, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Tax-Managed Fund and the Large-Cap Growth Fund, respectively.

Adjournments

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not yet then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not yet then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

The costs of any additional solicitation and of any adjourned session will be divided equally between PAFM and Allianz Global Investors. Any Proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another Proposal.

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of PAFM, its affiliates and other representatives of the Trust. The Trust has retained [                    ] to aid in the solicitation of proxies (which is estimated to cost [$                ]), and this cost and the costs of holding the Meeting will be borne by PAFM and not by the Funds.

Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

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Telephone Voting. You may give your voting instructions over the telephone by calling [                    ]. A representative of Proxy Advantage will answer your call. When receiving your instructions by telephone, the representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the name of the Fund for which you are voting and confirmation that you have received the proxy statement in the mail. If the information you provide matches the information provided to Proxy Advantage by the Trust, then the Proxy Advantage representative will explain the proxy process. Proxy Advantage is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. Proxy Advantage will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of Proxy Advantage if the Trust has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit Proxy Advantage to sign a proxy on your behalf. Proxy Advantage will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals should be submitted to PIMCO Funds: Multi-Manager Series, c/o PA Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, Attention: [                    ]

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

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APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of                          , 2005, by and between RCM Large-Cap Growth Fund (the “Acquired Fund”), a series of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the “MMS Trust”), and RCM Tax-Managed Growth Fund (the “Acquiring Fund”), a series of the MMS Trust.

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the “Class B Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the “Class C Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D shares of beneficial interest of the Acquiring Fund (the “Class D Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional Class R shares of beneficial interest of the Acquiring Fund (the “Class R Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class R shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class R shares of the Acquired Fund on such date, (vi) a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Institutional Class Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date and (vii) a number of full and fractional Administrative Class shares of beneficial interest of the Acquiring Fund (the “Administrative Class Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund less the value of the liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date. (The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares, the Class D Merger Shares, the Class R Merger Shares, the Institutional Class Merger Shares and the Administrative Class Merger Shares shall be referred to collectively as the “Merger Shares.”)5 It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shareholders of record as of the Exchange Date, Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class R Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares, each shareholder being entitled to receive that proportion of such Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class R Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares which the number of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund, and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund

[5]	Note that the Acquired Funds offer certain share classes not currently offered by the Acquiring Funds. This form of agreement assumes that the Acquiring Funds will create such share classes prior to the Reorganization. It is also possible that shareholders of share classes not offered by the Acquiring Funds will receive an alternative share class. More information will be provided at your upcoming meeting.

designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions, and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the Second Amended and Restated Agreement and Declaration of Trust of the MMS Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a. The Acquiring Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust or the Acquiring Fund. Each of the MMS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The MMS Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended June 30, 2004, will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the MMS Trust, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “MMS Prospectus”), previously furnished to the Acquired Fund, did not as of such date and do not contain, with respect to the MMS Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust, threatened against the MMS Trust or the Acquiring Fund, which assert liability on the part of the MMS Trust or the Acquiring Fund. The MMS Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of June 30, 2004, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2004, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust’s officers, are required to have been filed by the Acquiring Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section (1)(o) herein) or the MMS Prospectus.

j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m. The Merger Shares to be issued by the Acquiring Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the MMS Prospectus, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the MMS Prospectus.

o. The registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the MMS Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the MMS Trust, and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a. The Acquired Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust. Each of the MMS Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. The MMS Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended June 30, 2004, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The MMS Prospectus previously furnished to the Acquiring Fund did not contain as of such date and does not contain, with respect to the MMS Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust, threatened against the MMS Trust or the Acquired Fund, which assert liability on the part of the MMS Trust or the Acquired Fund. The MMS Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the MMS Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of June 30, 2004, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2004, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust’s officers, are required to have been filed by the Acquired Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the MMS Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof. As used in this

Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of June 30, 2004, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

m. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the transactions contemplated by this Agreement, the Acquired Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the MMS Prospectus, as amended through the Exchange Date.

n. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

o. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the MMS Prospectus, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the MMS Prospectus.

p. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any investments purchased by the Acquired Fund after                          , 2005, and designated by the Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Acquired Fund.

b. The MMS Trust will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

c. The Valuation Time shall be 4:00 p.m. Eastern time on                          , 2005 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

4. Exchange Date; Valuation Time. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional Class R Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class R shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class R shares of the Acquired Fund on such date, (vi) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date and (vii) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date less the value of liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 4.

a. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class R Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class R Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares shall be computed in the manner set forth in the MMS Prospectus. The value of the assets and liabilities attributable to the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such accounts. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to each shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

e. The Acquiring Fund shall assume the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

5. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 5, PA Fund Management LLC (“PAFM”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each Fund will pay all brokerage commissions, dealer mark-ups and similar expenses, if any, incurred by it in connection with the transactions contemplated by this agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

b. In the event the transaction contemplated by this Agreement is not consummated solely by reason of the Acquiring Fund’s failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund’s obligations referred to in Section 8, PAFM agrees that it shall pay directly all of the Acquiring Fund’s costs and expenses and all reasonable costs and expenses incurred by or on behalf of the Acquired Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

c. In the event the transaction contemplated by this Agreement is not consummated solely by reason of the Acquired Fund’s failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquired Fund’s obligations referred to in Section 9, PAFM agrees that it shall pay directly all of the Acquired Fund’s costs and expenses and all reasonable costs and expenses incurred by or on behalf of the Acquiring Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

d. In the event (i) the transaction contemplated by this Agreement is not consummated for reasons specified in both paragraphs (b) and (c) of this Section 5, or (ii) the transaction contemplated by this Agreement is not consummated for reasons other than those specified in paragraphs (b) or (c) of this Section 5, then PAFM agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transaction.

e. Notwithstanding any other provisions of this Agreement, if for any reason the transaction contemplated by this Agreement is not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, as of the close of business on                          , 2005, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Meeting of Shareholders; Dissolution.

a. The MMS Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

c. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the MMS Trust’s Second Amended and Restated Agreement and Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the MMS Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2004, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the MMS Trust’s President (or any Vice President) and Treasurer (or assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the MMS Trust’s independent accountants, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended June 30, 2004, and for any taxable year or period beginning on July 1, 2004 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

d. That, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the MMS Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of the Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as is, to our knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the MMS Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the MMS Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the MMS Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the MMS Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Trust’s Declaration of Trust or Bylaws; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the MMS Trust, including certificates with respect to investment restrictions contained in the MMS Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f. That the Acquiring Fund shall have received a favorable opinion of Ropes & Gray, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) the Acquiring Fund’s holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. Ropes & Gray will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

g. That, as of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of charter limitations or of investment restrictions disclosed in the MMS Prospectus in effect on the Exchange Date.

h. That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i. That all actions taken by the MMS Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code), computed without regard to any deduction for dividends paid, and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on June 30, 2003, and for any taxable year or period beginning on July 1, 2003 and ending on or prior to the Exchange Date.

k. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the MMS Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

l. That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

m. That the Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such Acquired Fund shareholder.

n. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

o. That the Acquiring Fund shall have received from the MMS Trust’s independent accountants a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the MMS Trust’s Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

p. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

q. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

r. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the MMS Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

a. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the MMS Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since June 30, 2004, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. That the MMS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the MMS Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. That, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

e. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the MMS Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of the Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as is, to our knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the MMS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the MMS Trust on behalf of the Acquiring Fund and, assuming that the MMS Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the Acquired Fund, is a valid and binding obligation of the MMS Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Trust’s Declaration of Trust or Bylaws; (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the MMS

Trust, including certificates with respect to investment restrictions contained in the MMS Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f. That the Acquired Fund shall have received a favorable opinion of Ropes & Gray, dated the Exchange Date, reasonably satisfactory to the Acquired Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Investments to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of the Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) the aggregate tax basis of the Merger Shares received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and (v) an Acquired Fund shareholder’s holding period for the Merger Shares received will include the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the Exchange Date. The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. Ropes & Gray will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

g. That all actions taken by the MMS Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

h. That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the MMS Trust or the Acquiring Fund, threatened by the Commission.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the MMS Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the MMS Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the Acquired Fund. The Indemnified Parties will notify the MMS Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the MMS Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the Acquiring Fund. The Indemnified Parties will notify the MMS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the MMS Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by                          , 2005, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO RCM TAX-MANAGED GROWTH FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Declaration of Trust. A copy of the Agreement and Declaration of Trust of the MMS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the MMS Trust on behalf of the Acquiring Fund and/or the Acquired Fund, as the case may be, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the MMS Trust individually but are binding only upon the assets and property of the Acquiring Fund and/or the Acquired Fund, as the case may be.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

PIMCO FUNDS: MULTI-MANAGER SERIES,
on behalf of its RCM Large-Cap Growth Fund

By:
Name:
Title:

PIMCO FUNDS: MULTI-MANAGER SERIES,
on behalf of its RCM Tax-Managed Growth Fund

By:
Name:
Title:

Agreed and accepted as to Section 5 only:
PA FUND MANAGEMENT LLC

By:
Name:
Title:

Appendix B

INFORMATION ABOUT THE TAX-MANAGED FUND

Fund Summary

Investment Objective

The Tax-Managed Fund’s investment objective is to seek after-tax growth of capital.

Principal Investments and Strategies

The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. Although the Fund may invest in companies of all capitalizations, the Fund will focus its investments in larger capitalization companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

To maximize after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Growth Securities Risk

•	Smaller Company Risk

•	Liquidity Risk

•	Derivatives Risk

•	Foreign (non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Sector Specific Risk

•	Leveraging Risk

•	Management Risk

Please see “Overview—Principal Risk Factors” in the Prospectus/Proxy Statement for a description of these risks of investing in the Tax-Managed Fund.

Performance Information

The Tax-Managed Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Fund, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, but the returns do not reflect the impact of sales charges (loads) applicable to Class A, B, C and D shares of the Fund. If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B, C and D shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02), and the Class D shares (2/12/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B, C and D shares. The Tax-Managed Fund did not offer Administrative Class or Class R shares during the period shown. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Institutional Class

1999	52.44%
2000	-8.07%
2001	-21.63%
2002	-18.43%
2003	20.20%
2004	6.99%

[Plot points for bar chart]

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest ([4th quarter 1999]) [31.98]
Lowest ([1st quarter 2001]) [-18.29%]

Calendar Year End (Through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 year	5 years*	Fund Inception* (12/30/98)(4)
Institutional Class — Before Taxes(1)	7.95%	-4.59%	3.31%
Institutional Class — After Taxes on Distributions(1)	6.99%	-5.44%	2.28%
Institutional Class — After Taxes on Distributions & Sale of Fund Shares(1)	4.54%	-4.55%	1.98%
Class A	6.58%	-5.74%	2.11%
Class B	5.71%	-6.46%	1.33%
Class C	5.70%	-6.45%	1.35%
Class D	6.50%	-5.71%	2.10%
S&P 500 Index(2)	10.88%	-2.30%	—
Lipper Large-Cap Growth Funds Average(3)	7.18%	-8.22%	—

*	Annualized
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Classes A, B, C and D will vary.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.

(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.

Fees and Expenses of the Fund

The fees and expenses you may pay if you buy and hold Class A, Class B, Class C, Class D, Class R, Administrative Class or Institutional Class shares of the Tax-Managed Fund are described in the Prospectus/Proxy Statement under “Overview—Operating Expenses.”

Management of the Fund

Investment Adviser and Administrator

PA Fund Management LLC (“PAFM” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Tax-Managed Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Tax-Managed Fund and the Tax-Managed Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”). As of [September 30, 2004], ADAM of America and its subsidiaries had approximately [$502 billion] in assets under management.

RCM Capital Management LLC (“RCM”), serves as the Sub-Adviser to the Tax-Managed Fund. See “RCM Capital Management LLC” below. The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Tax-Managed Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

The Tax-Managed Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Tax-Managed Fund) pays a portion of the advisory fees it receives to RCM in return for its services.

RCM Capital Management LLC

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts and is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of Allianz Global Investors. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of [September 30, 2004], RCM had approximately [$24 billion] in assets under management. RCM is an affiliate of the Adviser. RCM was formerly known as Dresdner RCM Global Investors LLC.

The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the Tax-Managed Fund. Information about some of the professionals comprising the investment team is located in the Statement of Additional Information under “Other Information.”

Litigation and Regulatory Matters

On September 13, 2004, the SEC announced that PAFM, PEA Capital LLC (“PEA”) and PA Distributors LLC (the “Distributor”) had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. In their settlement with the SEC, PAFM, PEA and the Distributor consented to the entry of an order by the SEC (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and the Distributor agreed to pay civil money penalties in the amount of $10,000,000, $20,000,000 and $10,000,000, respectively, and agreed to pay jointly disgorgement in the amount of $10,000,000, for an aggregate payment of $50,000,000. The SEC Order requires PAFM, PEA and the Distributor to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the SEC and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the funds due to market timing and a proportionate share of advisory fees paid by such funds during the period of such market timing. In connection with the settlement, the SEC has dismissed PAFM, PEA and the Distributor from the related complaint it filed on May 6, 2004 in the U.S. District Court in the Southern District of New York.

The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the funds involved. PEA made the February payment after the Trust’s Independent Trustees informed PEA of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in funds sub-advised by PEA. This amount of the February payment represented profits that would otherwise have been realized by fund shareholders as well as PEA’s decision to pay the funds an amount equal to all fees paid to PAFM, PEA and the Distributor on assets of the short-term trader invested in the funds and other collective investment advisory vehicles managed by PEA.

In a related action, on June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with the Distributor and PEA and their parent, ADAM of America, in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. In the New Jersey Settlement, ADAM of America, the Distributor and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that PEA, the Distributor and ADAM of America had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund, and certain other affiliated funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

On September 15, 2004, the SEC announced PAFM, PEA and the Distributor had agreed to settle an SEC enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the Trust’s Board of Trustees and shareholders material facts and conflicts of interest that arose from their use of brokerage commissions on fund portfolio transactions to pay for so-called “shelf-space” arrangements with certain broker-dealers. In their settlement with the SEC, PAFM, PEA and the Distributor consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) without admitting or denying the findings contained in the order. The SEC Directed Brokerage Order found that between 2000 and 2003, the Distributor, with the knowledge and approval of PAFM, entered into arrangements with various broker-dealers under which the Distributor agreed to pay the broker-dealers in recognition of Fund sales. Although most of the payments for these shelf space arrangements were made in cash out of the Distributor assets, the SEC Directed Brokerage Order found that the Distributor and PAFM requested that PEA direct brokerage on the portfolio transactions of certain funds to certain broker-dealers who accepted brokerage commissions in lieu of cash. In connection with their settlement, PAFM, PEA and the Distributor agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and the Distributor jointly paid a civil money penalty of $4,000,000, PEA paid a civil money penalty of $1,000,000 and PAFM, PEA and the Distributor jointly paid disgorgement of $6,602,000. The disgorgement, which is based upon the aggregate amount of brokerage commissions from all funds that the SEC Directed Brokerage Order alleged to have been paid in connection with these shelf-space arrangements (and related interest), was paid on September 15, 2004 to the following funds in the indicated amount: $3,035,980 to the PEA Renaissance Fund; $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund;$168,746 to the PEA Target Fund; and $1,336,871 to the PEA Innovation Fund. Based on current net assets, these payments were less than 1/2 of 1% of the net asset value of any affected fund.

In a related action, the California Attorney General announced on September 15, 2004 that it had entered an agreement with the Distributor in resolution of an investigation into matters that are similar to those discussed in the SEC Directed Brokerage Order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things, that the Distributor violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the Distributor did not admit to any liability but agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, the Distributor and certain of their affiliates and employees, the funds, the funds’ sub-advisers, other PIMCO funds and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, the Distributor and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM of America, PAFM, PEA, the Distributor, the sub-advisers, the funds, other PIMCO funds, the Trust, the Trustees and/or their affiliates and employees.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, the Distributor, ADAM of America and/or their affiliates, they and their affiliates (including the funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, the Distributor, ADAM of America and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and the Distributor believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or the Distributor’s ability to perform its respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of PAFM, the Distributor or the Funds’ sub-adviser to perform their respective contracts with respect to the Funds.

Distributor

The Trust’s Distributor is PA Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stanford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Investment Options

The Tax-Managed Fund offers investors Class A, Class B, Class C, Class D, and Institutional Class shares. As of the date of this Prospectus/Proxy Statement, the Tax-Managed Fund does not have Class R or Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Tax-Managed Fund is creating Class R and Administrative Class shares. The distribution and share class arrangements of the shares of these classes will be the same as the distribution and share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund. The remainder of this Appendix will assume that such classes are currently outstanding. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class.

Because the share class arrangements for the Tax-Managed Fund and the Large-Cap Growth Fund are similar, the information below also applies to shares of the Large-Cap Growth Fund. More extensive information about the Trust’s multi-class arrangements is included in the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Fund Shareholders’ Guide” below.

Class A, B and C Shares

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•	Class A shares are generally subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange).

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	Class B shares are generally subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange).

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

•	Class C shares are generally subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange).

The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges—Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Tax-Managed Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below.

Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0-$49,999	5.82%	5.50%
$50,000-$99,000	4.71%	4.50%
$100,000-$249,999	3.63%	3.50%
$250,000-$499,999	2.56%	2.50%
$500,000-$999,999	2.04%	2.00%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of the Tax-Managed Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Combined Purchase Privilege. Investors may qualify for a reduced sales charge on Class A shares by combining purchases of Class A shares of eligible PIMCO Funds into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The following may be deemed to be a Single Purchase: certain purchases by an individual investor’s spouse or children that may be combined with an investor’s purchase, single purchases by a fiduciary for multiple beneficiaries and single purchases for employee benefit plans of a single employer. Please see the Guide for details.

Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i)	the amount of the investor’s total current purchase (including any sales charge);

(ii)	the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any eligible PIMCO Fund held by the investor; and

(iii)	the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

Please see the Guide for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of eligible PIMCO Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other eligible PIMCO Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.pimcofunds.com, information regarding eliminations of and reductions in sales loads associated with eligible PIMCO Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

Class B Shares

Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0	*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares

Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Currently Calculated – Shares Purchased On or Before December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital-gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Tax-Managed Fund and that six months later the value of the investor’s account for the Tax-Managed Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Tax-Managed Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Tax-Managed Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

      Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

How CDSCs will be Calculated- Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Tax-Managed Fund (at $10 per share) and that six months later the value of the investor’s account for the Tax-Managed Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares of the Tax-Managed Fund may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Tax-Managed Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Tax-Managed Fund shares (“distribution fees”) and/or in connection with personal services rendered to Tax-Managed Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Tax-Managed Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Large-Cap Growth Fund has the same distribution and servicing arrangements as the Tax-Managed Fund, and therefore the discussion below also applies to the Large-Cap Growth Fund.

Class A, Class B and Class C Shares

There is a separate 12b-1 Plan for each of Class A, B and C shares. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Tax-Managed Fund’s average daily net assets attributable to the particular class of shares):

Servicing Class	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of the Tax-Managed Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years (eight for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Class D Shares

The Tax-Managed Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class D shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition.

•	Service and Distribution (12b-1) Fees—Class D Shares. The Tax-Managed Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Class R Shares

The Tax-Managed Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class R shares.

•

Service and Distribution (12b-1) Fees—Class R Shares. The Tax-Managed Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of fund shares and/or in connection with personal services rendered to fund shareholders and the maintenance of shareholder accounts. These payments are made pursuant to Distribution and Servicing Plans adopted by the Tax-Managed Fund pursuant to Rule 12b-1 under the 1940 Act.

There is a separate 12b-1 plan for Class R shares. The following lists the maximum annual rates at which the distribution and/or services fees may be paid under the Class R 12b-1 Plan (calculated as a percentage of the Tax-Managed Fund’s average daily net assets attributable to Class R shares):

Servicing Class	Servicing Fee	Distribution Fee
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of the Tax-Managed Funds assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class R shares of the Tax-Managed Fund do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of shares of the Tax-Managed Fund.

Institutional Class and Administrative Class Shares

The Tax-Managed Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition. Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•	Service and Distribution (12b-1) Fees—Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of the Tax-Managed Fund. The Distribution Plan for the Administrative Class shares of the Tax-Managed Fund has been adopted in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Tax-Managed Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Tax-Managed Fund as their funding medium and for related expenses.

In combination, the Plans permit the Tax-Managed Fund to make total reimbursements at an annual rate of up to 0.25% of the Tax-Managed Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of the Tax-Managed Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•	Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Tax-Managed Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Tax-Managed Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Tax-Managed Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Investment Options- General Procedures Applicable to All Classes

Payments to Financial Service Firms.

Some or all of the sales charges, distribution fees and servicing fees described herein are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, PAFM and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and normally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares.

How Fund Shares Are Priced

The net asset value (“NAV”) of the Tax-Managed Fund’s Class A, Class B, Class C, Class D, Class R, Administrative Class and Institutional Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market maker, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using foreign exchange rates obtained from pricing services. As a result, the NAV of the Tax-Managed Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. Dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to buy, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Tax-Managed Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed-income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities subject to possible fair value adjustments as discussed below. Information that becomes known to the Tax-Managed Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Tax-Managed Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, Tax-Managed Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Tax-Managed Fund’s NAV is calculated. With respect to certain foreign securities, the Tax-Managed Fund may fair value securities using modeling tools provided by third-party vendors.

The NAV of the Large-Cap Growth Fund’s shares is determined in the same manner as described above for the Tax-Managed Fund.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Tax-Managed Fund. The Large-Cap Growth Fund has the same purchase, sale and exchange arrangements as the Tax-Managed Fund.

Buying Shares—Class A, B and C

PIMCO Funds Shareholders’ Guide

More detailed information about the purchase, sale and exchange arrangements for Class A, B and C shares of the Tax-Managed Fund is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire-transfer procedures

•	Automatic purchase, exchange and withdrawal programs

•	Programs that establish a link from your Fund account to your bank account

•	Special arrangements for tax-qualified retirement plans

•	Investment programs which allow you to reduce or eliminate initial sales shares

•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Tax-Managed Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC redemption fee or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Tax-Managed Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

You can buy Class A, Class B or Class C shares of the Tax-Managed Fund in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PA Distributors LLC, along with a completed application form to:

PA Distributors LLC

P.O. Box 9688

Providence, Rhode Island 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PA Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Tax-Managed Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Tax-Managed Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect the Tax-Managed Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Tax-Managed Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares of the Tax-Managed Fund.

Initial Investment	Subsequent Investments
$5,000	$100

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, if you have a direct account with the Distributor, you will be charged a fee at the annual rate of $16 if your account balance for the Tax-Managed Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest and Auto-Exchange accounts for which the limit is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum account in quarterly installments and paid to the Administrator. Each account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Tax-Managed Fund of maintaining small accounts, you are asked to maintain an account balance in the Tax-Managed Fund of at least the minimum investment necessary to open the particular type of account. If your balance for the Tax-Managed Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that account after giving you 60 days to increase your balance. Your account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Buying Shares—Class D

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Tax-Managed Fund.

Class D shares of the Tax-Managed Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Tax-Managed Fund in particular investment products, programs or accounts for which a fee may be charged.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Tax-Managed Fund directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Tax-Managed Fund. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Tax-Managed Fund.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing, and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registration. A firm may be paid for its services directly or indirectly by the Tax-Managed Fund, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Tax-Managed Fund) of the Tax-Managed Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients although payments with respect to shares in retirement plans are often higher. Your firm may establish various minimum investment requirements for Class D shares of the Tax-Managed Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

Class D shares of the Tax-Managed Fund will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

This Prospectus/Proxy Statement should be read in connection with your firm’s materials regarding its fees and services.

Calculation of Share Price and Redemption Payments

When you buy or sell (redeem) Class D shares of the Tax-Managed Fund, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for the Tax-Managed Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Tax-Managed Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission of the protection of investors.

An investor should invest in the Tax-Managed Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect the Tax-Managed Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Tax-Managed Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with the Tax-Managed Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Tax-Managed Fund of maintaining small accounts, you are asked to maintain an account balance in the Tax-Managed Fund in which you invest of at least the minimum investment necessary to open the particular type of account. In addition, accounts with balances of $2,500 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from your below-minimum account and paid to the Administrator. If your balance for the Tax-Managed Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Tax-Managed Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Buying Shares—Class R

Class R shares of the Tax-Managed Fund are continuously offered to specified benefit plans. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services. A specified benefit plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at a benefit plan level.

Retirement plans which wish to invest directly by mail should send a check payable to PA Distributors LLC, along with a completed application form to:

PA Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PA Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchase by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Class R shares of the Tax-Managed Fund will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. It most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Tax-Managed Fund shares. The sale of shares ill be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the new York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Tax-Managed Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect the Tax-Managed Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Tax-Managed Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Calculation of Share Price and Redemption Payments

When shareholders buy or sell (redeem) Class R shares of the Tax-Managed Fund, they pay or receive a price equal to the NAV of the shares. NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Tax-Managed Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the specified benefit plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day.

Investors who purchase shares through specified benefit plans should be aware that plan administration may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If a purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Investment Minimums

The following investment minimums apply for purchases of Class R shares.

Initial Investment	Subsequent Investments
$2,500 per Fund	$50 per Fund

In addition, accounts with balances of $1,000 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator. Lower minimums may apply for certain categories of investors, including certain tax-qualified specified benefit plans, and for certain special investment programs and plans offered by the Trust.

Specified benefit pans and financial service firms may impose different investment minimums that the Trust. Please contact your plan administrator or financial service firm for the information.

Minimum Account Size

Due to the relatively high cost to the Tax-Managed Fund of maintaining small accounts, investors are asked to maintain an account balance in the Tax-Managed Fund of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem any remaining shares and close that fund account after giving the investor 60 days to increase the balance. Your Tax-Managed Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Tax-Managed Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Buying Shares—Institutional and Administrative Class Shares

Investors may purchase Institutional Class and Administrative Class shares of the Tax-Managed Fund at the relevant net asset value (“NAV”) of that class without a sales charge or other fee. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee-benefit trusts, endowments, foundations, corporations and high-net-worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Tax-Managed Fund. Administrative Class shares are offered primarily through employee-benefit plan alliances, broker-dealers and other intermediaries, and the

Tax-Managed Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee-benefit trusts and employee-benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Tax-Managed Fund and will not require the Tax- Managed Fund to pay any type of administrative payment per participant account to any third party.

Timing of Purchase Orders and Share Price Calculations

A purchase order received by the Trust’s transfer agent, prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value. An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the transfer agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

Investment Minimums

The minimum initial investment for shares of either the Institutional or Administrative Class of the Tax-Managed Fund is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

The investment minimums discussed in this section do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

Initial Investment

Investors may open an account for Institutional Class or Administrative Class shares by completing and signing a Client Registration Application and mailing it to PIMCO Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or PIMCO Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the transfer agent for Institutional and Administrative Class shares, PIMCO Funds, BFDS Midwest, 330 West 9th Street, 5th Floor, Kansas City, MO 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring-bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company, LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder-servicing relationship with the Trust on behalf of their customers.

Additional Investments

An investor may purchase additional Institutional Class and Administrative Class shares at any time by calling the Trust and wiring federal funds to the transfer agent as outlined above.

Other Purchase Information

Purchases of Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Tax-Managed Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Institutional Class and Administrative Class shares may not be qualified or registered for sale in all states. Investors should inquire as to whether shares are available for offer and sale in the investor’s state of residence. Shares of the Tax-Managed Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

An investor should invest in the Tax-Managed Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to restrict purchases of Tax-Managed Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Subject to the approval of the Trust, an investor may purchase shares of the Tax-Managed Fund with liquid securities that are eligible for purchase by the Tax-Managed Fund (consistent with the Tax-Managed Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or Sub-Adviser intends to retain the security as an investment. Assets purchased by the Tax-Managed Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Tax-Managed Fund’s shares, if such assets were included in the Tax-Managed Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•	Retirement Plans. Shares are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee-benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Tax-Managed Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee-benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee-benefits office, the plan administrator, or the organization that provides record-keeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

Buying Shares- Procedures Applicable to All Classes

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Tax-Managed Fund must obtain the following information for each person that opens a new account:

1.	Name.

2.	Date of birth (for individuals).

3.	Residential or business street address.

4.	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Tax-Managed Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Tax-Managed Fund may restrict your ability to purchase additional shares until your identity is verified. The Tax-Managed Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Exchanging Shares

Class A, B and C Shares

Except as provided below and/or in the Tax-Managed Fund’s prospectus(es), you may exchange your Class A, Class B, or Class C shares of the Tax-Managed Fund for the same class of shares of any other fund or of another series of the Trust or PIMCO Funds: Pacific Investment Management Series. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Tax-Managed Fund within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently the Trust does not charge any exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for the Tax-Managed Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” below and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PA Distributors LLC, P.O. Box 9688, Providence, Rhode Island 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

Class D Shares

Except as provided below or in the Tax-Managed Fund prospectus(es), you may exchange your Class D shares of the Tax-Managed Fund for Class D shares of any other fund or series of PIMCO Funds: Pacific Investment Management Series that offers Class D shares. Unless eligible for a waiver, Class D shareholders of the Tax-Managed Fund who exchange (or redeem) their shares within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

Class R Shares

Except as provided below or the Tax-Managed Fund’s prospectus(es), Class R shares of any fund may be exchanged for Class R shares of any other fund or series of PIMCO Funds: Pacific Investment management Series that offers Class R shares. Shares are exchanged on the basis of their respective NAVs next calculated after an exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to funds offered as investment options in the plan. In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege. An investor may exchange shares only with respect to funds or other eligible series that are registered in the investors state of residence or where an exemption from registration is available.

Institutional and Administrative Class Shares

Except as provided below or in the Tax-Managed Fund’s prospectus(es), an investor may exchange Institutional and Administrative Class shares of the Tax-Managed Fund for shares of the same class of any other fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees or fund reimbursement fees) of the shares involved. An exchange may be made by following the redemption procedure described below under

“Selling Shares— Institutional Class Shares—Redemptions by Mail” or “Selling shares – Administrative Class Shares – Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange Institutional and Administrative Class shares of the Tax-Managed Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund company composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust. Unless eligible for a waiver, shareholder who exchange (or redeem) shares of the Tax-Managed Fund within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchange. See “Redemption Fees” below.

Exchanging Shares- General Procedures Applicable to All Classes

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Tax-Managed Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Tax-Managed Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Tax-Managed Fund will not always be able to detect market timing activity, investors should not assume that the Tax-Managed Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Tax-Managed Fund. For example, the ability of the Tax-Managed Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Tax-Managed Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Tax-Managed Fund as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Tax-Managed Fund and its shareholders. For example, depending upon various factors such as the size of the Tax-Managed Fund and the amount of its assets maintained in cash, short-term or excessive trading by fund shareholders may interfere with the efficient management of the Tax-Managed Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Tax-Managed Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Tax-Managed Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information. Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Tax-Managed Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Tax-Managed Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of the Tax-Managed Fund shares by multiple investors are aggregated for presentation to the Tax-Managed Fund on a net basis, conceal the identity of the individual investors from the Tax-Managed Fund. This makes it more difficult for the Tax-Managed Fund to identify short-term transactions in the Tax-Managed Fund.

Selling Shares—Class A, B and C Shares

You can sell (redeem) Class A, Class B or Class C shares of the Tax-Managed Fund in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•	Directly from the Trust by written request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s transfer agent for Class A, B and C shares, PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940-0926:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the transfer agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents which may be required by the transfer agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the transfer agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the transfer agent. You cannot redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the transfer agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem Class A, B or C shares, including:

•	Telephone requests to the transfer agent

•	PIMCO Funds Automated Telephone System (ATS)

•	Expedited wire transfers

•	Automatic Withdrawal Plan

•	PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem Class A, B or C shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your Class A, B or C shares. However, if you sell your shares, through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Tax-Managed Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly-endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities transfer agents’ Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

Selling Shares—Class D Shares

You can sell (redeem) Class D shares of the Tax-Managed Fund through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who exchange their shares within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fee” below. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemption Fee

Investors in Class D shares of the Tax-Managed Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Selling Shares—Class R Shares

Class R shares may be redeemed through the investor’s plan administrator on any day the New York Stock Exchange is open. Investors do not pay any fees or charges to the Trust or the Distributor when selling shares. However, specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Selling Shares—Institutional and Administrative Class Shares

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Tax-Managed Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemptions by Mail. An investor may redeem (sell) Institutional Class and Administrative Class shares of the Tax-Managed Fund by submitting a written request to PIMCO Funds at BFDS Midwest, P.O. Box 219024, Kansas City, MO, 64121-9024 (regular mail) or PIMCO Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). The redemption request should state the fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-816-421-2861, by sending an e-mail to pimcoteam@bfdsmidwest.com or by other means of wire communication. Investors should state the fund and the class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the transfer agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the transfer agent to be genuine. Neither the Trust nor the transfer agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described herein. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The transfer agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the transfer agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or transfer agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the transfer agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions of Institutional Class shares by contacting the employee-benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information. Subject to any applicable Redemption Fees, redemption requests for Institutional Class or Administrative Class shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders of Institutional Class or Administrative Class shares of the Tax-Managed Fund who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that is required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class or Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

Selling Shares- General Procedures Applicable to All Classes

Redemptions In Kind. The Trust has agreed to redeem shares of the Tax-Managed Fund solely in cash up to the lesser of $250,000 or 1% of the Tax-Managed Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Tax-Managed Fund in lieu of cash. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Tax-Managed Fund to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Tax-Managed Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Tax-Managed Fund in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Limitations on the Assessment of Redemption Fees. The Tax-Managed Fund may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Tax-Managed Fund will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that (i) have not agreed to assess or collect the Redemption Fee from such shareholders; (ii) have not agreed to provide the information necessary for the Tax-Managed Fund to impose the Redemption Fee on such shareholders; or (iii) do not currently have the capability to assess or collect the Redemption Fee. The Tax-Managed Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Tax-Managed Fund shares by multiple investors are aggregated for presentation to a fund on a net basis, conceal the identity of individual investors from the fund. This makes it more difficult to identify short-term transactions in the Tax-Managed Fund, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Tax-Managed Fund’s use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Tax-Managed Fund. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Waivers of Redemption Fees. The Trust waives the Redemption Fee for the following types of transactions (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (iii) otherwise as the Trust may determine in its sole discretion. The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Fund Distributions

The Tax-Managed Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Tax-Managed Fund shares the day after the Trust receives your purchase payment. Dividends paid with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A, Class B, Class C, Class D and Administrative Class shares are expected to be lower than the dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to those classes. The Tax-Managed Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the Tax-Managed Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Class A, B and C Shares. Dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Class A, B and C shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the Tax-Managed Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in shares of the same class of any other series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the transfer agent at 1-800-426-0107.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the transfer agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through reinvestment of Tax-Managed Fund distributions.

If you elect to receive Tax-Managed Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options relating to Class A, B and C shares, please contact your broker or call the Distributor at 1-800-426-0107.

Class D Shares. Class D shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of the Tax-Managed Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in Class D shares of any other the fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Tax-Managed Fund distributions. If you elect to receive Tax-Managed Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options for Class D shares, please contact your financial service firm or call the Distributor at 1-888-87-PIMCO.

Class R Shares. Class R shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional Class R shares of the Tax-Managed Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in Class R shares of any other fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. In addition, your specified benefit plan must offer both this option and the selected fund as an investment option in the plan. You must elect this oration on your account application or by a telephone request to the transfer agent at 1-800426-0107.

•	Receive all distributions in cash (which will be credited to your account at your specified benefit plan). This option must be elected when your account is set up.

You do not pay any sales charges on shares you receive through the reinvestment of Tax-Managed Fund distributions.

If you elect to receive Tax-Managed Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Institutional and Administrative Class Shares. The Tax-Managed Fund’s dividend and capital-gain distributions with respect to Institutional Class and Administrative Class shares will automatically be reinvested in additional shares of the same class at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Tax-Managed Fund distributions. For further information on distribution options relating to Institutional Class and Administrative Class shares, please contact the Trust at 1-800-927-4648.

The information provided above with respect to the Tax-Managed Fund also applies to the Large-Cap Growth Fund.

Tax Consequences

Treatment as a RIC. The Tax-Managed Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Tax-Managed Fund so qualifies and satisfies certain distribution requirements, the Tax-Managed Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gains distributions.

Taxes on Distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Tax-Managed Fund distributions whether you received them in cash or reinvested them in additional shares of the Tax-Managed Fund. For federal income tax purposes, distributions will be taxable to you as either ordinary income or capital gains.

Tax-Managed Fund dividends (i.e., distributions of investment income) are taxable to you generally as ordinary income. Federal taxes on Tax-Managed Fund distributions of gains are determined by how long the Tax-Managed Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from investments that the Tax-Managed Fund owned for more than 12 months and that are properly designated by the Tax-Managed Fund as capital gain dividends will generally be taxable to you as capital gains. (Long-term capital gains applicable to individuals have been temporarily reduced for taxable years beginning on or before December 31, 2008, in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets.) Distributions of gains from investment that the Tax-Managed Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Tax-Managed Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Tax-Managed Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Tax-Managed Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

The Tax-Managed Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Tax-Managed Fund generally seeks to minimize taxable gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Tax-Managed Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

Returns of capital. If the Tax-Managed Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return on capital to you. A return of capital distribution will generally not be taxable, but will reduce your cost basis in the Tax-Managed Fund and result in a higher reported capital gain or lower reported capital loss when you sell those shares on which the distribution was received.

Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale of Tax-Managed Fund shares will generally be subject to federal income tax. When you exchange shares of the Tax-Managed Fund for shares of another series, the transaction generally will be treated as a sale of Tax-Managed Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

A Note on Foreign Investments. The Tax-Managed Fund’s investment in foreign securities may be subject to foreign withholding taxes. In the case, the Tax-Managed Fund’s yield on those securities would be decreased. In addition, the Tax-Managed Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Tax-Managed Fund’s recognition of ordinary income and may affect the timing or amount of the Tax-Managed Fund’s distributions.

Backup Withholding. The Tax-Managed Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Tax-Managed Fund with a correct taxpayer identification number. Under current law, the backup withholding rate will be 28% for amounts paid in 2005. Please see the Statement of Additional Information for further details about (and possible changes to) the new backup withholding tax rates.

Non U.S. Shareholders. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the “2004 Act”), effective for taxable years of the Tax-Managed Fund beginning after December 31, 2004 and before January 1, 2008, the Tax-Managed Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net-short term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Tax-Managed Fund. This provision will first apply to the Tax-Managed Fund in its taxable year beginning July 1, 2005.

The 2004 Act modifies the tax treatment of distributions from the Tax-Managed Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004, and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

This section relates only to federal income tax consequences of investing in the Tax-Managed Fund; the consequences under other tax laws may differ. You should consult your tax adviser as to the possible application of foreign, state and local income-tax laws to Tax-Managed Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Tax-Managed Fund.

The tax consequences described above with respect to the Tax-Managed Fund also apply to the Large-Cap Growth Fund.

Appendix C

ADDITIONAL PERFORMANCE INFORMATION ABOUT THE TAX-MANAGED FUND

As of June 30, 2004

RCM Tax-Managed Growth Fund

Total net assets: $ 36,895 (in thousands)

Number of securities in the portfolio: 41

PERFORMANCE6

Average Annual Total Return (for periods ended 06/30/04)

	6 month	1 year	3 year	5 year	10 year	Class Inception (12/30/98)
RCM Tax-Managed Growth Fund Institutional Class	2.83%	14.63%	-2.67%	-1.80%	—	1.87%
Institutional Shares after taxes on distribution	2.83%	14.63%	-2.67%	-1.93%	—	1.75%
Institutional Shares after taxes on distributions & sale of fund shares	1.84%	9.51%	-2.26%	-1.60%	—	1.53%
Class A	2.57%	13.86%	-3.08%	-2.09%	—	1.59%
Class B	2.22%	13.05%	-3.80%	-2.82%	—	0.84%
Class C (adjusted)	1.22%	12.16%	-3.77%	-2.80%	—	0.85%
Class D	2.58%	14.03%	-3.06%	-2.08%	—	1.60%
S&P 500 Index	3.44%	19.11%	-0.69%	-2.20%	—	—
Lipper Large-Cap Growth Funds Average	2.35%	15.56%	-4.84%	-5.36%	—	—

[6]	Past performance is no guarantee of future results. The returns include the effect of applicable sales charges and assumes all dividend and capital gain distributions were reinvested. The Tax-Managed Fund’s Class A, B, C and D shares commenced operations after the inception date shown. For periods prior to the inception date of Class A, B, C and D shares, the returns in the table reflect the performance of the Tax-Managed Fund’s Institutional Class shares, adjusted as necessary to reflect Class A, B, C and D share current sales charges, and different operating expenses. Class A, B and C shares were first offered in February 2002. Class D shares were first offered in February 1999.

Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph assumes the investment of $5,000,000 in Institutional Class shares of the Tax-Managed Fund on 12/30/98, the Tax-Managed Fund’s inception date, compared to the S&P 500 Index, an unmanaged market index. The information depicted in the Change in Value graph relates only to the Tax-Managed Fund’s Institutional Class shares. Class A, B, C and D performance would be lower than Institutional Class performance, as discussed above in Appendix B. For Class A, B, C and D shares, the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information is not available for the Class R shares or the Administrative Class Shares. As of the date of this Prospectus/Proxy Statement, the Tax-Managed Fund does not have Class R or Administrative Class shares. Contemporaneously with the solicitation of this Prospectus/Proxy Statement, the Tax-Managed Fund is creating Class R and Administrative Class shares. The distribution and share class arrangements of the shares of these classes will be the same as the distribution and share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund.

MONTH	RCM Tax Managed Growth Fund Institutional Class Shares	S&P 500 Index
12/31/1998	$5,000,000	$5,000,000

1/31/1999	$5,395,000	$5,209,100

2/28/1999	$5,254,730	$5,047,201

3/31/1999	$5,804,900	$5,249,140

4/30/1999	$5,749,754	$5,452,439

5/31/1999	$5,564,612	$5,323,707

6/30/1999	$6,064,314	$5,619,173

7/31/1999	$5,889,055	$5,443,742

8/31/1999	$5,929,101	$5,416,627

9/30/1999	$5,774,351	$5,268,321

10/31/1999	$6,119,080	$5,601,701

11/30/1999	$6,533,953	$5,715,583

12/31/1999	$7,620,550	$6,052,231

1/31/2000	$7,447,563	$5,748,271

2/29/2000	$7,732,060	$5,639,354

3/31/2000	$8,286,449	$6,191,052

4/30/2000	$7,686,510	$6,004,763

5/31/2000	$7,351,378	$5,881,546

6/30/2000	$7,910,818	$6,026,526

7/31/2000	$7,707,510	$5,932,271

8/31/2000	$8,287,115	$6,300,724

9/30/2000	$7,905,908	$5,968,109

10/31/2000	$7,814,199	$5,942,864

11/30/2000	$6,914,003	$5,474,351

12/31/2000	$7,005,268	$5,501,098

1/31/2001	$7,040,995	$5,696,277

2/28/2001	$6,288,313	$5,176,891

3/31/2001	$5,724,251	$4,848,935

4/30/2001	$6,262,903	$5,225,745

5/31/2001	$6,237,225	$5,260,758

6/30/2001	$6,003,329	$5,132,711

7/31/2001	$5,769,199	$5,082,184

8/31/2001	$5,362,471	$4,764,040

9/30/2001	$5,016,592	$4,379,361

10/31/2001	$5,112,910	$4,462,876

11/30/2001	$5,509,161	$4,805,223

12/31/2001	$5,488,777	$4,847,316

1/31/2002	$5,356,497	$4,776,594

2/28/2002	$5,346,320	$4,684,478

3/31/2002	$5,437,742	$4,860,686

4/30/2002	$5,082,114	$4,565,982

5/31/2002	$5,061,785	$4,532,331

6/30/2002	$4,802,597	$4,209,448

7/31/2002	$4,624,723	$3,881,431

8/31/2002	$4,650,134	$3,907,048

9/30/2002	$4,284,222	$3,482,426

10/31/2002	$4,589,149	$3,788,946

11/30/2002	$4,645,052	$4,011,740

12/31/2002	$4,477,342	$3,776,058

1/31/2003	$4,365,536	$3,677,125

2/28/2003	$4,309,632	$3,621,968

3/31/2003	$4,365,536	$3,657,036

4/30/2003	$4,660,298	$3,958,447

5/31/2003	$4,828,008	$4,166,927

6/30/2003	$4,828,008	$4,220,084

7/31/2003	$4,919,486	$4,294,489

8/31/2003	$5,000,800	$4,378,244

9/30/2003	$4,939,814	$4,331,746

10/31/2003	$5,132,935	$4,576,793

11/30/2003	$5,183,756	$4,617,060

12/31/2003	$5,381,958	$4,859,200

1/31/2004	$5,483,601	$4,948,391

2/29/2004	$5,524,257	$5,017,171

3/31/2004	$5,427,697	$4,941,480

4/30/2004	$5,376,876	$4,863,907

5/31/2004	$5,417,533	$4,930,654

6/30/2004	$5,534,422	$5,026,530

Change in Value $5,000,000 invested at the Fund’s inception

PORTFOLIO COMPOSITION (as of 6/30/2004)*

Top Ten Holdings	% of Total Investments
Pfizer, Inc.	4.65%
Teva Pharmaceutical Industries Ltd.	3.65%
PepsiCo, Inc.	3.36%
SYSCO Corporation	3.26%
General Electric Company	3.21%
United Parcel Service, Inc.	3.16%
BJ Services Co.	3.13%
Microsoft Corp.	3.10%
Medtronic, Inc.	3.09%
Tyco International, Inc.	3.09%

Top 5 Related Industries	% of Total Investments
Healthcare	19.52%
Consumer Staples	16.97%
Information Technology	16.00%
Consumer Discretionary	15.65%
Industrials	13.92%

Portfolio Composition	% of Total Investments
Common Stock	98.82%
Cash Equivalents	1.18%

Portfolio Insights**

Portfolio Insights Tax-Managed Growth Fund as of June 30, 2004

PIMCO RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The portfolio management team implements numerous tax strategies to limit distributions for tax sensitive investors.

The Fund’s Class Institutional Shares generated a 14.63% total return for the one-year period ended June 30, 2004. Despite the double-digit gain, this return underperformed the 19.11% return of the Fund’s benchmark, the S&P 500 Index.

The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and Interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments, dampening market returns in the first and second quarters of 2004.

The Fund’s underperformance relative to the Index can be attributed to sector allocation and select holdings that delivered disappointing results over the period. Two sector weightings in particular that hurt relative performance were overweight positions in pharmaceuticals and in biotechnology. The Fund’s underweight in Internet software also detracted from relative performance.

On a security level, the Fund’s performance was hindered by stock selection in the communications equipment segment, with holdings such as Nokia falling over the 12-month period.

The Fund’s performance benefited during this time from an underweight in retailing and in telecommunications services. The Fund’s stock picking within consumer durables and apparel was strong, including its positions in Harman International and Harley-Davidson Inc.; both companies reported strong product sales over the period.

•	The Funds’ Class A Shares generated a 13.88% total return for the one-year period ended June 30, 2004. This return underperformed the 19.11% return of the Fund’s benchmark, the S&P 500 index.

•	The stock market in general continued to deliver solid returns over the fiscal year. In March 2004, the government announced better-than-expected U.S. employment figures, prompting fears over inflation and interest rate hikes. Investors responded by pulling back from stocks in favor of less risky investments.

•	The Fund’s underperformance relative to the Index can be attributed to sector allocation and select holdings that delivered disappointing results over the period. In particular, overweight positions in pharmaceuticals and biotechnology hurt relative performances. An underweight in internet software also detracted from relative performance.

•	On a security level, the Fund’s performance was hindered in the communications equipment segment, with holdings such as Nokia falling over the 12-month period.

•	The Fund’s performance benefited from an underweight in retailing and in telecommunications services. The Fund’s stock picking within consumer durables and apparel was strong, including positions in Harman International and Harley-Davidson Inc.; both companies reported strong product sales over the period

5

Appendix D

ADDITIONAL PERFORMANCE INFORMATION

ABOUT THE LARGE-CAP GROWTH FUND

The Large-Cap Growth Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (“DRCM Fund”) reorganized into the Large-Cap Growth Fund by transferring substantially all of its assets and liabilities to the Large-Cap Growth Fund in exchange for shares of the Large-Cap Growth Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Totals Returns table on the next page show summary performance information for the DCRM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities-market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Institutional Class and Class A, B, C, D, R and Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B, C, D, R and Administrative Class performance because of the lower expenses and/or no sales charges paid by Institutional Class shares. Performance for Class A, B and C shares, Class D shares, Class R shares and Administrative Class shares depicted in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the DRCM Fund’s Class A, B and C shares (02/05/02), Class D shares (3/2/99), Class R shares (12/31/02) and Administrative Class shares (11/30/94), performance information shown for those classes is based on the performance of the DCRM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by the other classes. The investment objective, and investment strategies and policies of the Large-Cap Growth Fund are substantially similar to those of the DCRM Fund, which also was managed by the same portfolio management team as the Large-Cap Growth Fund. Past performance is no guarantee of future results.

Calendar Year Total Returns — Institutional Class

1997	31.99%
1998	44.11%
1999	44.84%
2000	-8.37%
2001	-21.99%
2002	-22.94%
2003	18.82%
2004	7.01%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest ([4th quarter 1998 29.25%]
Lowest [1st Quarter 2001 -19.06%]

Calendar Year End (Through 12/31)

Average Annual Total Return (for periods ended 12/31/04)

	1 year	5 years*	Fund Inception (12/31/96)(4)*
Institutional Class — Before Taxes(1)	7.81%	-6.71%	9.38%
Institutional Class — After Taxes on Distributions(1)	6.90%	-7.08%	7.07%
Institutional Class — After Taxes on Distributions & Sale of Fund Shares(1)	4.55%	-5.76%	6.90%
Class A	6.52%	-7.28%	8.09%
Class B	5.69%	-7.98%	7.28%
Class C	5.68%	-7.98%	7.28%
Class D	6.44%	-7.17%	8.26%
Class R	6.25%	-7.53%	7.81%
Administrative Class	6.73%	-7.08%	8.31%
S&P 500 Index(2)	10.88%	-2.30%	—
Annualized Lipper Large-Cap Growth Funds Average(3)	7.18%	-8.22%	—

*	Annualized
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares though tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

D-1

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.

(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid- Cap 400 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

D-2

Appendix E

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares offered by the Funds for the five years ended June 30, 2004 or, if the class is less than five years old, since the class of shares was first offered through June 30, 2004. Certain information reflects financial results for a single Fund share. The financial information shown below for the Tax-Managed Fund for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc., which was reorganized into the Tax-Managed Fund on February 1, 2002. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Trust’s independent accountants, whose reports, along with the Fund’s financial statements, are included in the Annual Reports. The Annual Reports are incorporated by reference in the Statement of Additional Information and are available free of charge as discussed on page ii of the Prospectus/Proxy Statement.

Tables depicting Financial Highlights can be found on the following pages.

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Large-Cap Growth Fund
Class A
06/30/2004	$10.89	$(0.02	)(a)	$(1.29	)(a)	$1.27	$(0.03)	$0.00
06/30/2003	10.94	0.02	(a)	(0.03	)(a)	(0.01)	(0.03)	0.00
02/05/2002-06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00

Class B
06/30/2004	$10.80	$(0.10	)(a)	$1.28	(a)	$1.18	$0.00	$0.00
06/30/2003	10.91	(0.07	)(a)	(0.02	)(a)	(0.09)	(0.02)	0.00
02/05/2002-06/30/2002	12.30	(0.04	)(a)	(1.35	)(a)	(1.39)	0.00	0.00

Class C
06/30/2004	$10.82	$(0.11	)(a)	$1.29	(a)	$1.18	$0.00	$0.00
06/30/2003	10.90	(0.07	)(a)	(0.01	)(a)	(0.08)	0.00	0.00
02/05/2002-06/30/2002	12.30	(0.04	)(a)	(1.36	)(a)	(1.40)	0.00	0.00

Class D
06/30/2004	$10.84	$(0.01	)(a)	$1.28	(a)	$1.27	$(0.03)	$0.00
06/30/2003	10.85	0.03	(a)	(0.01	)(a)	0.02	(0.03)	0.00
06/30/2002	14.06	0.01	(a)	(3.22	)(a)	(3.21)	0.00	0.00
01/01/2001-06/30/2001	16.77	(0.01	)(a)	(2.70	)(a)	(2.71)	0.00	0.00
12/31/2000	19.00	(0.05	)(a)	(1.57	)(a)	(1.62)	0.00	(0.61)

Class R
06/30/2004	$10.91	$(0.04	)(a)	$1.29	(a)	$1.25	$0.00	$0.00
12/31/2002-06/30/2003	10.10	0.00	(a)	0.81	(a)	0.81	0.00	0.00

Institutional Class
06/30/2004	$10.95	$0.04	(a)	$1.30	(a)	$1.34	$0.05	$0.00
06/30/2003	10.95	0.06	(a)	(0.02	)(a)	0.04	(0.03)	0.00
06/30/2002	14.18	0.04	(a)	(3.25	)(a)	(3.21)	(0.02)	0.00
01/01/2001-06/30/2001	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00
12/31/2000	19.07	(0.02	)(a)	(1.55	)(a)	(1.57)	0.00	(0.61)

Administrative Class
06/30/2004	$10.94	$0.01	(a)	$1.30	(a)	$1.31	$(0.04)	$0.00
06/30/2003	10.94	0.04	(a)	(0.01	)(a)	0.03	(0.03)	0.00
02/05/2002-06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00

*	Annualized

(a)	Per share amounts based on average number of shares outstanding during the period.

(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.

(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.

(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.

(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.

Class A, B & C

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
$0.00	$(0.03)	$12.13	11.66%	$37,102	1.21	(c)%	(0.13)%	82%
(0.01)	(0.04)	10.89	(0.05)	19,560	1.20		0.15	25
0.00	0.00	10.94	(11.06)	681	1.20	*	(0.01)*	36

0.00	0.00	11.98	10.94	8,381	1.96	(d)	(0.89)	82
0.00	(0.02)	10.80	(0.84)	4,384	1.95		(0.64)	25
0.00	0.00	10.91	(11.30)	161	1.95	*	(0.91)*	36

0.00	0.00	12.00	10.93	7,821	1.96	(d)	(0.91)	82
0.00	0.00	10.82	(0.73)	3,699	1.95		(0.68)	25
0.00	0.00	10.90	(11.38)	105	1.95	*	(0.92)*	36

Class D

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
$0.00	$(0.03)	$0.00	$12.08	11.72%	$70,078	1.21	(b)%	1.21	(b)%	(0.11)%	82%
0.00	(0.03)	0.00	10.84	0.21	70,789	1.00		1.00		0.33	25
0.00	0.00	0.00	10.85	(22.83)	57,703	1.00		1.13		0.07	36
0.00	0.00	0.00	14.06	(16.16)	41,355	1.00	*	1.36	*	(0.10)*	19
0.00	(0.61)	0.00	16.77	(8.71)	22,782	1.08		1.74		(0.29)	42

Class R

Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate
$0.00	$0.00	$12.16	11.46%	$75	1.46	(g)%	(0.38)%		82%
0.00	0.00	10.91	8.02	40	1.45	*	(0.05	)*	25

Institutional Class

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
$0.00	$(0.05)	$0.00	$12.24	12.25%	$350,355	0.76	(e)%	0.76	(e)%	0.33%	82%
(0.01)	(0.04)	0.00	10.95	0.41	276,210	0.75		0.75		0.58	25
0.00	(0.02)	0.00	10.95	(22.68)	173,021	0.75		0.83		0.33	36
0.00	0.00	0.00	14.18	(16.05)	56,196	0.75	*	1.05	*	0.16 *	19
0.00	(0.61)	0.00	16.89	(8.37)	41,741	0.88		1.37		(0.13)	42
0.00	(3.97)	0.00	19.07	44.84	14,898	0.95		2.45		(0.26)	109

Administrative Class

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
$0.00	$(0.04)	$0.00	$12.21	11.95%	$84,940	1.01	(f)%	1.01	(f)%	0.09%		82%
0.00	(0.03)	0.00	10.94	0.30	77,886	1.00		1.00		0.36		25
0.00	0.00	0.00	10.94	(11.06)	18,216	1.00	*	1.00	*	(0.05	)*	36

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Tax-Managed Growth Fund

Class A
06/30/04	$9.45	$(0.03	)(a)	$1.34	(a)	$1.31	$0.00	$0.00
06/30/03	9.44	(0.01	)(a)	0.02	(a)	0.01	0.00	0.00
02/05/2002-06/30/2002	10.36	(0.01	)(a)	(0.91	)(a)	(0.92)	0.00	0.00

Class B
06/30/04	$9.35	$(0.10	)(a)	$1.32	(a)	$1.22	$0.00	$0.00
06/30/03	9.42	(0.07	)(a)	0.00	(a)	(0.07)	0.00	0.00
02/05/2002-06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00

Class C
06/30/04	$9.35	$(0.10	)(a)	$1.33	(a)	$1.23	$0.00	$0.00
06/30/03	9.42	(0.08	)(a)	0.01	(a)	(0.07)	0.00	0.00
02/05/2002-06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00

Class D
06/30/04	$9.41	$(0.03	)(a)	$1.35	(a)	$1.32	$0.00	$0.00
06/30/03	9.41	(0.01	)(a)	0.01	(a)	0.00	0.00	0.00
06/30/2002	11.78	(0.04	)(a)	(2.33	)(a)	(2.37)	0.00	0.00
01/01/2002-06/30/2001	13.75	(0.04	)(a)	(2.17	)(a)	(2.21)	0.00	0.00
12/31/2000	14.95	(0.11	)(a)	(1.09	)(a)	(1.20)	0.00	0.00

Institutional Class
06/30/2004	$9.50	$0.02	(a)	$1.37	(a)	$1.39	$0.00	$0.00
06/30/2003	9.45	0.03	(a)	0.02	(a)	0.05	0.00	0.00
06/30/2002	11.81	(0.01	)(a)	(2.35	)(a)	(2.36)	0.00	0.00
01/01/2001-06/30/2001	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00	0.00
12/31/2000	14.99	(0.09	)(a)	(1.12	)(a)	(1.21)	0.00	0.00

*	Annualized

(a)	Per share amounts based on average number of shares outstanding during the period.

(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

(c)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.

(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.

Class A, B, & C Shares

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
$0.00	$0.00	$10.76	13.86%	$12,645	1.36	(b)%	(0.26)%	92%
0.00	0.00	9.45	0.11	2,875	1.35		(0.10)	74
0.00	0.00	9.44	(8.88)	262	1.35	*	(0.31)*	68

0.00	0.00	10.57	13.05	7,310	2.11	(c)	(1.00)	92
0.00	0.00	9.35	(0.74)	1,442	2.10		(0.84)	74
0.00	0.00	9.42	(9.07)	14	2.10	*	(0.92)*	68

0.00	0.00	10.58	13.16	9,758	2.10		(0.99)	92
0.00	0.00	9.35	(0.74)	614	2.10		(0.85)	74
0.00	0.00	9.42	(9.07)	9	2.10	*	(0.92)*	68

Class D shares

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimburse- ment		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
$0.00	$0.00	$0.00		$10.73	14.03%	$3,099	1.36	(b)%	1.36	(b)%	(0.29)%	92%
0.00	0.00	0.00		9.41	0.00	3,120	1.35		1.35		(0.15)	74
0.00	0.00	0.00		9.41	(20.12)	3,860	1.46		2.58		(0.42)	68
0.00	0.00	0.24	(a)	11.78	(14.26)	5,889	1.50	*	2.98	*	(0.67)*	40
0.00	0.00	0.00		13.75	(8.09)	6,052	1.50		3.03		(0.75)	85

Institutional Class

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimburse- ment		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
$0.00	$0.00	$0.00		$10.89	14.63%	$4,083	0.91	(d)%	0.91	(d)%	0.17%	92%
0.00	0.00	0.00		9.50	0.53	3,041	0.91	(d)	0.91	(d)	0.28	74
0.00	0.00	0.00		9.45	(19.98)	2,825	1.14		2.47		(0.10)	68
0.00	0.00	0.18	(a)	11.81	(14.30)	4,298	1.25	*	2.06	*	(0.31)*	40
0.00	0.00	0.00		13.78	(8.07)	25,774	1.25		1.58		(0.58)	85

PIMCO FUNDS: MULTI-MANAGER SERIES

RCM TAX-MANAGED GROWTH FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

January 14, 2005

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the RCM Large-Cap Growth Fund (the “Large-Cap Growth Fund”) into the RCM Tax-Managed Growth Fund (the “Tax-Managed Fund” and, together, the “Funds”). Shortly after the Reorganization, the Tax-Managed Fund will be renamed the RCM Focused Growth Fund. The Large-Cap Growth Fund and the Tax-Managed Fund are series of PIMCO Funds: Multi-Manager Series (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 14, 2005 (the “Prospectus/Proxy Statement”) of the Tax-Managed Fund which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization is to be effected through the combination of the Large-Cap Growth Fund and the Tax-Managed Fund in a transaction in which the Tax-Managed Fund, renamed the RCM Focused Growth Fund, will be the surviving Fund. As a result of the proposed transaction, the Large-Cap Growth Fund will cease to be a separate series of the Trust and will terminate and Large-Cap Growth Fund shareholders will receive in exchange for their Large-Cap Growth Fund shares a number of Tax-Managed Fund shares of the same class, equal in value at the date of the Reorganization to the aggregate value of their Large-Cap Growth Fund shares.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to PIMCO Funds: Multi-Manager Series at 840 Newport Center Drive, Newport Beach, California 92660, or by calling 1-800-426-0107.

Table of Contents

I.	Additional Information about the Tax-Managed Fund and the Large-Cap Growth Fund		2
II.	Financial Statements		2
	A.	Incorporation by Reference	2
	B.	Unaudited Pro Forma Combined Financial Statements	2

I. Additional Information about the Tax-Managed Fund and the Large-Cap Growth Fund.

This SAI is accompanied by the Statement of Additional Information of the Trust dated November 1, 2004 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Trust SAI contains additional information about the Tax-Managed Fund and the Large-Cap Growth Fund.

II. Financial Statements.

A. Incorporation by Reference: This SAI is accompanied by (i) the Annual Reports for Class A, Class B and Class C shares of the Funds for the year ended June 30, 2004; (ii) the Annual Reports for Class D shares of the Funds for the year ended June 30, 2004; (iii) the Annual Reports for Class R shares of the Funds for the year ended June 30, 2004; and (iv) the Annual Reports for Institutional and Administrative Class shares of the Funds for the year ended June 30, 2004 (together, the “Annual Reports”). The Annual Reports contain historical financial information regarding both the Large-Cap Growth Fund and the Tax-Managed Fund. The Annual Reports, including the reports of PricewaterhouseCoopers LLP contained therein, have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

B. Unaudited Pro Forma Combined Financial Statements: Unaudited pro forma combined financial statements for the Funds, relating to the Reorganization of the Funds, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual Reports referred to in the preceding section.

June 30, 2004

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

	RCM Tax- Managed Growth Fund	RCM Large-Cap Growth Fund	Pro Forma Adjustments	RCM Tax- Managed Growth Fund Pro Forma Combined
Assets:
Investments, at value	$36,831	$567,148		$603,979
Cash	21	1		22
Receivable for Investments sold	169	0		169
Receivable for Fund shares sold	61	915		976
Interest and dividends receivable	35	249		284

Total Assets	37,117	568,313	—	605,430

Liabilities:
Payable for investments purchased	127	8,736		8,863
Payable for Fund shares redeemed	44	417		461
Accrued investment advisory fee	18	203		221
Accrued administration fee	15	156		171
Accrued distribution fee	10	24		34
Accrued servicing fee	7	25		32
Other liabilities	1	0		1

Total liabilities	222	9,561		9,783

Net Assets	$36,895	$558,752	—	$595,647

Cost of Investments Owned	$31,547	$519,144		$550,691

Net Assets Consist of:
Paid in capital	$47,264	$554,683		$601,947
Undistributed (overdistributed) net investment income	0	0		0
Accumulated undistributed net realized (loss)	(15,653)	(43,935)		(59,588)
Net unrealized appreciation	5,284	48,004		53,288

Net Assets	$36,895	$558,752	$—	$595,647

Shares Issued and Outstanding:

RCM Tax-Managed Growth Fund
Institutional Class	375	—	32,172	32,547
Administrative Class	—	—	7,821	7,821
Class A	1,175	—	3,448	4,623
Class B	692	—	792	1,484
Class C	922	—	740	1,662
Class D	289	—	6,531	6,820
Class R	—	—	7	7

RCM Large-Cap Growth Fund
Institutional Class	—	28,624	(28,624)	—
Administrative Class	—	6,957	(6,957)	—
Class A	—	3,057	(3,057)	—
Class B	—	700	(700)	—
Class C	—	652	(652)	—
Class D	—	5,801	(5,801)	—
Class R	—	6	(6)	—

Net Asset Value Per Share (1):

RCM Tax-Managed Growth Fund
Institutional Class	$10.89	—	$—	$10.89
Administrative Class	$—	—	$10.86	$10.86
Class A	$10.76	—	$—	$10.76
Class B	$10.57	—	$—	$10.57
Class C	$10.58	—	$—	$10.58
Class D	$10.73	—	$—	$10.73
Class R	$—	—	$10.81	$10.81

RCM Large-Cap Growth Fund
Institutional Class	—	$12.24	$(12.24)	$—
Administrative Class	—	$12.21	$(12.21)	$—
Class A	—	$12.13	$(12.13)	$—
Class B	—	$11.98	$(11.98)	$—
Class C	—	$12.00	$(12.00)	$—
Class D	—	$12.08	$(12.08)	$—
Class R	—	$12.16	$(12.16)	$—

(1)	All per share amounts represent Net Asset Value per share

See Notes to Pro Forma combined financial statements

For the twelve months ended June 30, 2004

PRO FORMA COMBINED STATEMENT OF OPERATIONS (unaudited)

All numbers are in thousands

	RCM Tax- Managed Growth Fund	RCM Large- Cap Growth Fund	Pro Forma Adjustments	RCM Tax-Managed Growth Fund Pro Forma Combined
Investment Income:
Interest, net of foreign taxes	$11	$108		$119
Dividends, net of foreign taxes	318	5,522		5,840

Total Income	329	5,630		5,959
Expenses:
Investment advisory fees	181	2,336	$(45)	2,472
Administration fees	143	1,803		1,946
Distribution and/or servicing fees - Administrative Class	0	205		205
Distribution B	44	53		97
Distribution C	54	48		102
Servicing fees - Class A	26	70		96
Servicing fees - Class B	15	18		33
Servicing fees - Class C	18	16		34
Servicing fees - Class D	8	202		210
Trustees’ fees	2	31		33

Total expenses	491	4,782	(45)	5,228
Net Investment Income	(162)	848	45	731

Net Realized and Unrealized Gain:
Net realized gain on investments	2,338	14,004		16,342
Net change in unrealized appreciation on investments	1,222	42,766		43,988

Net Gain	3,560	56,770	0	60,330

Net Increase in Assets Resulting from Operations	$3,398	$57,618	$45	$61,061

See Notes to Pro Forma combined financial statements.

June 30, 2004

PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (unaudited)

All numbers are in thousands, except number of shares

	RCM Tax-Managed Growth Fund		RCM Large-Cap Growth Fund		RCM Tax-Managed Growth Fund Pro Forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
COMMON STOCKS
Aerospace
United Technologies Corp.	12,000	$1,098			12,000	$1,098	0.2%

Capital Goods
3M Co.			204,500	$18,407	204,500	18,407	3.1%
Danaher Corp.			143,000	7,415	143,000	7,415	1.2%
General Electric Co.	36,500	1,183	357,000	11,567	393,500	12,750	2.1%
Ingersoll-Rand Co. ‘A’			102,000	6,968	102,000	6,968	1.2%
Tyco International Ltd.	34,300	1,137	214,000	7,092	248,300	8,229	1.4%

		2,320		51,449		53,769	9.0%

Communications
Vodafone Group PLC SP - ADR	24,000	530			24,000	530	0.1%

Consumer Discretionary
Coach, Inc. (a)			133,500	6,033	133,500	6,033	1.0%
Harley-Davidson, Inc.	12,350	765			12,350	765	0.1%
Harman International Industries, Inc.	8,000	728			8,000	728	0.1%
Nike, Inc. ‘B’			76,500	5,795	76,500	5,795	1.0%
Starbucks Corp. (a)	22,700	987	262,500	11,413	285,200	12,400	2.1%
The Estee Lauder Cos., Inc. ‘A’			65,100	3,176	65,100	3,176	0.5%
Wal-Mart Stores, Inc.	12,700	670	242,000	12,768	254,700	13,438	2.3%

		3,150		39,185		42,335	7.1%

Consumer Services
Apollo Group, Inc. ‘A’ (a)			69,700	6,154	69,700	6,154	1.0%
Career Education Corp. (a)			71,800	3,271	71,800	3,271	0.6%
Carnival Corp.			129,000	6,063	129,000	6,063	1.0%
E.W. Scripps Co. ‘A’	8,500	892			8,500	892	0.2%
Viacom, Inc. ‘B’	18,500	661	200,500	7,162	219,000	7,823	1.3%

		1,553		22,650		24,203	4.1%

Consumer Staples
Avon Products, Inc.			144,000	6,644	144,000	6,644	1.1%
Colgate-Palmolive Co.	18,300	1,070			18,300	1,070	0.2%
PepsiCo, Inc.	23,000	1,239	174,500	9,402	197,500	10,641	1.8%
Procter & Gamble Co.			227,000	12,358	227,000	12,358	2.1%
SYSCO Corp.	33,500	1,202	219,000	7,856	252,500	9,058	1.5%
Walgreen Co.	31,000	1,123	271,000	9,813	302,000	10,936	1.9%
Whole Foods Market, Inc.	9,000	859			9,000	859	0.1%
Wm. Wrigley Jr. Co.	12,025	758			12,025	758	0.1%

		6,251		46,073		52,324	8.8%

Energy
Apache Corp.			133,500	5,814	133,500	5,814	1.0%
BJ Services Co. (a)	25,125	1,152	186,300	8,540	211,425	9,692	1.6%
BP PLC SP - ADR	13,700	734			13,700	734	0.1%
Exxon Mobil Corp.			303,500	13,478	303,500	13,478	2.3%
Schlumberger Ltd.	15,700	997	103,500	6,573	119,200	7,570	1.3%

		2,883		34,405		37,288	6.3%

Financial & Business Services
Accenture Ltd. ‘A’ (a)			386,000	10,607	386,000	10,607	1.8%
AFLAC, Inc.			137,500	5,611	137,500	5,611	0.9%
Automatic Data Processing, Inc.	13,000	544			13,000	544	0.1%
Citigroup, Inc.			186,500	8,672	186,500	8,672	1.5%
Fannie Mae			187,500	13,380	187,500	13,380	2.3%
Fifth Third Bancorp	17,000	914	110,000	5,916	127,000	6,830	1.2%
Franklin Resources, Inc.			122,500	6,135	122,500	6,135	1.0%
Goldman Sachs Group, Inc.			116,500	10,970	116,500	10,970	1.8%
Merrill Lynch & Co., Inc.	20,000	1,080			20,000	1,080	0.2%
Safeco Corp.			192,000	8,448	192,000	8,448	1.4%
St. Paul Travelers Co., Inc.			235,500	9,547	235,500	9,547	1.6%
Wachovia Corp.			117,000	5,206	117,000	5,206	0.9%
Willis Group Holdings Ltd.	20,500	768			20,500	768	0.1%

		3,306		84,492		87,798	14.8%

Healthcare
Amgen, Inc.(a)	13,000	709	176,000	9,604	189,000	10,313	1.7%
Anthem, Inc.(a)			61,500	5,508	61,500	5,508	0.9%
Biogen Idec, Inc.(a)			114,000	7,210	114,000	7,210	1.2%
Caremark Rx, Inc.(a)			128,000	4,216	128,000	4,216	0.7%
Eli Lilly & Co.			92,000	6,432	92,000	6,432	1.1%
Genentech, Inc.(a)	9,400	528	97,700	5,491	107,100	6,019	1.0%
Gilead Sciences, Inc. (a)			138,500	9,279	138,500	9,279	1.6%
Johnson & Johnson	13,400	746			13,400	746	0.1%
McKesson Corp.			159,500	5,476	159,500	5,476	0.9%
Medtronic, Inc.	23,375	1,139	278,700	13,578	302,075	14,717	2.5%
Pfizer, Inc.	50,000	1,714	743,000	25,470	793,000	27,184	4.6%
St. Jude Medical, Inc.(a)			136,500	10,326	136,500	10,326	1.7%
Stryker Corp.	18,300	1,007			18,300	1,007	0.2%
Teva Pharmaceutical Industries Ltd. SP - ADR	20,000	1,346	155,500	10,464	175,500	11,810	2.0%
Wyeth			138,500	5,008	138,500	5,008	0.8%

		7,189		118,062		125,251	21.0%

Materials & Processing
Alcan, Inc.			238,000	9,853	238,000	9,853	1.6%
Alcoa, Inc.			249,000	8,224	249,000	8,224	1.4%

				18,077		18,077	3.0%

Technology
ASML Holding NV(a)			475,500	8,136	475,500	8,136	1.4%
Cisco Systems, Inc.(a)	32,000	758	700,000	16,590	732,000	17,348	2.9%
Corning, Inc.(a)			469,500	6,132	469,500	6,132	1.0%
Dell, Inc.(a)	23,700	849	291,000	10,424	314,700	11,273	1.9%
Gentex Corp.	26,700	1,059			26,700	1,059	0.2%
Intel Corp.	34,800	960	296,500	8,183	331,300	9,143	1.5%
International Game Technology			239,500	9,245	239,500	9,245	1.5%
Maxim Integrated Products, Inc.			167,000	8,754	167,000	8,754	1.5%
Microsoft Corp.	40,000	1,142	426,000	12,167	466,000	13,309	2.2%
Novell, Inc.(a)	58,000	487			58,000	487	0.1%
Oracle Corp.(a)	60,000	716	1,077,800	12,858	1,137,800	13,574	2.3%
Red Hat, Inc.(a)			72,000	1,654	72,000	1,654	0.3%
Symantec Corp.(a)	11,925	522	165,000	7,224	176,925	7,746	1.3%
VERITAS Software Corp.(a)	16,500	457	187,500	5,194	204,000	5,651	0.9%
Yahoo!, Inc.(a)			488,000	17,729	488,000	17,729	3.0%

		6,950		124,290		131,240	22.0%

Transportation
United Parcel Service, Inc. ‘B’	15,500	1,165	122,500	9,208	138,000	10,373	1.7%

Total Common Stocks		36,395		547,891		584,286	98.1%

(Cost $31,111 and $499,887 respectively)

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)		Principal Amount (000s)		Principal Amount (000s)
Repurchase Agreement 0.1%
State Street Bank
0.800% due 07/01/2004	$436	436	$19,257	19,257	$19,693	19,693	3.3%

(Dated 06/30/2004. Collateralized by Fannie Mae and Federal Farm Credit Bank respectively 2.320% due 04/07/2006 and 2.000% due 11/19/2004 valued at $445 and $19,645. Repurchase proceeds are $436 and $19,257 respectively.)

Total Short-Term Instruments		436		19,257		19,693	3.3%

(Cost $436 and $19,257 respectively)
Total Investments		$36,831		$567,148		$603,979	101.4%
(Cost $31,547 and $519,144 respectively)
Other Assets and Liabilities (Net)		64		(8,396)		(8,332)	(1.4)%

Net Assets		$36,895		$558,752		$595,647	100.0%

Notes to Pro Forma Combined Schedule of Investments

(a)	Non- income producing security.

Notes to Pro Forma Financial Statements

PIMCO Funds: Multi-Manager Series

RCM Tax-Managed Growth Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the RCM Large-Cap Growth Fund (the “Large-Cap Growth Fund”), the Large-Cap Growth Fund would combine with the RCM Tax-Managed Growth Fund (the “Tax-Managed Fund”) in a transaction in which the Tax-Managed Fund, which will be renamed the RCM Focused Growth Fund shortly after the Reorganization, will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the Large-Cap Growth Fund will cease to be a separate series of the Trust and Class A, Class B, Class C, Class D, Class R, Administrative Class and Institutional Class shareholders of the Large-Cap Growth Fund will receive in exchange for their shares a number of Tax-Managed Fund shares of the same class, equal in value at the date of the reorganization (collectively the “Merger Shares”) to the aggregate value of their Large-Cap Growth Fund shares.

As of the date hereof, the Tax-Managed Fund does not have Class R or Administrative Class shares. Contemporaneously with the solicitation the Prospectus/Proxy Statement dated February     , 2005, the Tax-Managed Fund is registering Class R and Administrative Class shares. The distribution and share class arrangements of the shares of these classes will be the same as the distribution and share class arrangements of the Class R and Administrative Class shares of the Large-Cap Growth Fund.

As a result of the proposed transaction, Class A shareholders of the Large-Cap Growth Fund will receive in exchange for their Class A shares a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class A shares, (ii) Class B shareholders of the Large-Cap Growth Fund will receive in exchange for their Class B shares a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class B shares, (iii) Class C shareholders of the Large-Cap Growth Fund will receive in exchange for their Class C shares a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class C shares, (iv) Class D shareholders of the Large-Cap Growth Fund will receive in exchange for their Class D shares a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class D shares, (v) Class R shareholders of the Large-Cap Growth Fund will receive in exchange for their Class R shares a number of full and fractional Class R Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Class R shares, (vi) Institutional Class shareholders of the Large-Cap Growth Fund will receive in exchange for their Institutional Class shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Institutional Class shares, and (vii) Administrative Class shareholders of the Large-Cap Growth Fund will receive in exchange for their Administrative Class shares a number of full and fractional

Administrative Class Merger Shares having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund attributable to its Administrative Class shares. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Large-Cap Growth Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Class R, Administrative Class and Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares, respectively, of the Large-Cap Growth Fund held by the shareholder.

The pro forma combined financial statements reflect the combined financial position of the RCM Large-Cap Growth Fund with the RCM Tax-Managed Growth Fund (hereafter the “Combined RCM Focused Growth Fund”) at June 30, 2004, and the pro forma combined results of operations of the Combined RCM Focused Growth Fund for the period from July 1, 2003 to June 30, 2004, as though the Reorganization had occurred on July 1, 2003.

The pro forma combined statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by PA Fund Management LLC. RCM Capital Management LLC, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.

Pro Forma Adjustments:

The pro forma combined Statements of Operations reflects:

i)	A decrease in the advisory fee paid by the RCM Tax-Managed Growth Fund as a result of the application of the 0.45% advisory fee.

PIMCO FUNDS: MULTI-MANAGER SERIES

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2004

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Multi-Manager Series (the “Trust”), as supplemented from time to time. Through fourteen Prospectuses, the Trust offers up to seven classes of shares of each of its “Funds” (as defined herein). Class A, Class B and Class C shares of certain domestic stock Funds are offered through the “Class A, B and C Domestic Prospectus,” dated November 1, 2004, Class A, Class B and Class C shares of certain international and sector stock Funds are offered through the “Class A, B and C International Prospectus,” dated November 1, 2004 and Class A, Class B and Class C shares of the Asset Allocation, PEA Innovation and PEA Renaissance Funds are offered through three separate prospectuses, the “Asset Allocation Class A, B and C Prospectus,” “PEA Innovation Class A, B and C Prospectus,” and “PEA Renaissance Class A, B and C Prospectus,” respectively, each dated November 1, 2004. Class D shares of certain domestic stock Funds are offered through the “Class D Domestic Prospectus,” dated November 1, 2004 and Class D shares of certain international and sector stock Funds are offered through the “Class D International Prospectus,” dated November 1, 2004. Class R shares of certain domestic and international stock Funds are offered through the “Class R Prospectus,” dated November 1, 2004. Institutional and Administrative Class shares of certain Funds are offered through the “Institutional Prospectus,” dated November 1, 2004 (the “Institutional Prospectus”), Institutional and Administrative Class shares of the PIMCO RCM Funds are offered through the “PIMCO RCM Institutional Prospectus,” dated November 1, 2004, Institutional and Administrative Class shares of the PIMCO NACM Funds are offered through the “PIMCO NACM Institutional Prospectus,” dated November 1, 2004 and Institutional and Administrative Class shares of the Asset Allocation Fund are offered through the “Asset Allocation Institutional Prospectus,” dated November 1, 2004 and Institutional and Administrative Class Shares of the NFJ International Value Fund are offered through the “NFJ Institutional and Administrative Class Prospectus,” dated November 1, 2004. Not all the Funds are offered to the public at this time. See the applicable Prospectus for details.

The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.” Prospectuses that offer Class A, B or C shares are sometimes referred to as the “Class A, B and C Prospectuses.” Prospectuses that offer Class R shares are sometimes referred to as the “Class R Prospectuses” and, together with the Class A, B and C Prospectuses, are sometimes referred to as the “Retail Prospectuses.” Prospectuses that offer Class D shares are sometimes referred to as the “Class D Prospectuses” and Prospectuses that offer Institutional and Administrative Class shares are sometimes referred to as the “Institutional Prospectuses.”

Audited financial statements for the Trust, as of June 30, 2004, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s ten June 30, 2004 Annual Reports. Audited financial statements, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, for the Nicholas-Applegate International Systematic Fund, the predecessor of the PIMCO NACM International Fund, for the period ended June 30, 2004 are incorporated herein by reference from the Nicholas-Applegate Institutional Funds’ certified shareholder report for the period ended June 30, 2004. Because PIMCO Asset Allocation Fund invests a portion of its assets in series of PIMCO Funds: Pacific Investment Management Series (“PIMS”), the PIMS Prospectus for Institutional and Administrative Class shares, dated July 31, 2004 and as from time to time amended or supplemented (the “PIMS Prospectus”), and the PIMS Statement of Additional Information, dated July 31, 2004 and as from time to time amended or supplemented, are also incorporated herein by reference. See “Investment Objectives and Policies—Investment Strategies of PIMCO Asset Allocation Fund—Incorporation by Reference” in this Statement of Additional Information. A copy of the applicable Prospectus and the Annual Report corresponding to such Prospectus, and the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed at the top of the next page. The information contained in the Guide, which is Part II of this Statement of Additional Information, is incorporated by reference into Part I of this Statement of Additional Information.

i

	Institutional Prospectuses, Annual Reports and		Retail and Class D
	the PIMS Prospectus and Statement of		Prospectuses, Annual Reports, the Guide and
	Additional Information		Statement of Additional Information
	PIMCO Funds		PA Distributors LLC
	840 Newport Center Drive		2187 Atlantic Street
	Newport Beach, California 92660		Stamford, Connecticut 06902
Telephone:	1-800-927-4648	Telephone:	Class A, B, C and R - 1-800-426-0107
	1-800-987-4626 (PIMCO		Class D - 1-888-87-PIMCO
	Infolink Audio Response Network)		Retail Portfolio - 1-800-426-0107

THE TRUST

PIMCO Funds: Multi-Manager Series (the “Trust”), is an open-end management investment company (“mutual fund”) that currently consists of thirty-three separate investment series, although not all of these series currently offer their shares to the public. Except for the RCM Global Technology, RCM Global Healthcare, RCM Biotechnology, and RCM International Growth Equity Funds, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The following fifteen series (the “PIMCO Funds”) invest directly in common stocks and other securities and instruments: the PEA Value Fund, the NFJ Dividend Value Fund, the PEA Renaissance Fund, the PEA Growth Fund, the CCM Focused Growth Fund, the CCM Capital Appreciation Fund, the CCM Mid-Cap Fund, the PEA Growth & Income Fund, the PEA Target Fund, the NFJ Small-Cap Value Fund, the PEA Opportunity Fund, the CCM Emerging Companies Fund, the PEA Innovation Fund, the NFJ Large-Cap Value Fund and the NFJ International Value Fund. The following funds also invest directly in equity securities and other securities and instruments: the RCM Large-Cap Growth Fund, the RCM Tax-Managed Growth Fund, the RCM Mid-Cap Fund, the RCM Biotechnology Fund, the RCM Global Small-Cap Fund, the RCM Global Technology Fund, the RCM Global Healthcare Fund, the RCM International Growth Equity Fund, the RCM Europe Fund, RCM Global Resources Fund and RCM Financial Services Fund (together, the “PIMCO RCM Funds”) and the NACM Flex-Cap Value Fund, the NACM Global Fund, the NACM Growth Fund, the NACM International Fund, the NACM Pacific Rim Fund and the NACM Value Fund (together, the “PIMCO NACM Funds”). The Asset Allocation Fund, is a so-called “fund-of-funds” which invests all of its assets in certain of the Funds and other series in the PIMCO Funds family. The PIMCO Funds, the PIMCO RCM Funds, the PIMCO NACM Funds and the Asset Allocation Fund are sometimes referred to collectively as the “Funds”. The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and Statements of Additional Information.

The PIMCO Small-Cap, Enhanced Equity, International, Former Equity Income, Select World, Europe Growth, New Asia, Telecom Innovation, Electronics Innovation, Internet Innovation, Small-Cap Technology, Healthcare Innovation, Select International, Structured Emerging Markets, Value 25, Global Innovation, Select Growth, RCM Global Equity, PPA Tax-Efficient Equity, NACM Core Equity, RCM Europe, RCM Emerging Markets, RCM Small-Cap and NFJ Equity (formerly the “NFJ Large-Cap Value”) Funds and PIMCO Funds Asset Allocation Series – 90/10 Portfolio and 30/70 Portfolio, which are referred to elsewhere in this Statement of Additional Information, were formerly series of the Trust. The Small-Cap Fund was liquidated on July 28, 2000 and is no longer a series of the Trust. The NFJ Value 25 Fund is also referred to in this Statement of Additional Information. The NFJ Value 25 Fund, which was subsequently renamed the PIMCO Value 25 Fund but for purposes of this Statement of Additional Information will continue to be referred to as the NFJ Value 25 Fund, has now dissolved and is no longer a series of the Trust. The Enhanced Equity Fund liquidated on May 31, 2001 and is no longer a series of the Trust. PIMCO International Fund reorganized with and into the Select International Fund in a transaction that took place on May 4, 2001. The International Fund liquidated in connection with the transaction and is no longer a series of the Trust. The Former Equity Income Fund reorganized with and into the PEA Growth & Income Fund in a transaction that took place on June 22, 2001. The Former Equity Income Fund (which at the time was named “PIMCO Equity Income Fund”) liquidated in connection with the transaction and is no longer a series of the Trust. References in this Statement of Additional Information to the “Former Equity Income Fund” refer to the former series of the Trust that reorganized on June 22, 2001; references to the NFJ Dividend Value Fund refer to the current series of the Trust. The Select World, Europe Growth, New Asia, Emerging Markets, Telecom Innovation, Electronics Innovation, Internet Innovation and Small-Cap Technology Funds liquidated on or about June 22, 2001, and are no longer series of the Trust. The 90/10 Portfolio and 30/70 Portfolio reorganized with and into the Asset Allocation Fund in a transaction that took place on October 26, 2001. The 90/10 Portfolio and 30/70 Portfolio liquidated in connection with the transaction and are no longer series of the Trust. The Healthcare Innovation Fund and the Select International Fund reorganized with and into the PEA Innovation Fund and the RCM International Growth Equity Fund, respectively, in a transaction that took place on March 15, 2002. The Healthcare Innovation and Select International Funds were liquidated in connection with the transaction and are no longer series of the Trust. The Structured Emerging Markets Fund merged with and into the PPA Tax-Efficient Structured Emerging Markets Fund in a transaction that took place on June 26, 2002. The Structured Emerging Markets Fund liquidated in connection with the transaction and is no longer a series of the Trust. The Global Innovation Fund and the Select Growth Fund reorganized with and into the PEA Innovation Fund and the PEA Growth Fund, respectively, in transactions that took place on October 12, 2002. The Global Innovation and Select Growth Funds were liquidated in connection with the transactions and are no longer series of the Trust. The RCM Balanced Fund dissolved on June 30, 2002 and is no longer a series of the Trust. The RCM Global Equity Fund dissolved in February, 2003 and is no longer a series of the Trust. The PPA Tax-Efficient Equity Fund merged with and into the RCM Tax-Managed Growth Fund in a transaction that took place on October 10, 2003. The PPA Tax-Efficient Equity liquidated in connection with the transaction and is no longer a series of the Trust. The NACM Core Equity, NFJ Equity, RCM Emerging Markets, former RCM Europe and RCM Small-Cap Funds were liquidated on December 19, 2003 and are no longer series of the Trust. The PPA Tax-Efficient Structured Emerging Markets Fund merged with and into the Eaton Vance Tax-Managed Emerging Markets Fund in a transaction that took place on February 6, 2004. The PPA Tax-Efficient Structured Emerging Markets Fund liquidated in connection with the transaction and is no longer a series of the Trust. The Large-Cap Value Fund, the International Value Fund, the Balanced Value Fund, the Core Equity Fund, the Small-Cap Value Fund, the Disciplined Value Fund and the Mid-Cap Value Fund were liquidated in the spring of 2004 and are no longer series of the Trust. The former NACM International Fund liquidated on June 27, 2004 and is no longer a series of the Trust.

The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to its current name. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund. The PIMCO RCM Funds were reorganized into the Trust on February 1, 2002 when shares of their predecessor funds, each a series of Dresdner RCM Global Funds, Inc., were exchanged for shares of the PIMCO RCM Funds. The NACM Pacific Rim Fund was reorganized into the Trust on July 20, 2002, when shares of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM Pacific Rim Fund. The NACM International Fund was reorganized into the Trust on October 15, 2004 when shares of its predecessor fund, the Nicholas-Applegate International Systematic Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM International Fund.

As of October 1, 2002, the adviser to each of the Funds is PA Fund Management LLC (“PA Fund Management” or the “Adviser”) (formerly, PIMCO Advisors Fund Management LLC). Prior to October 1, 2002, the PIMCO Advisors division of Allianz Global Investors of America L.P. (“Allianz”) was the adviser to each of the Funds. PA Fund Management LLC is a wholly owned indirect subsidiary of Allianz. This change did not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below.

The Asset Allocation Fund invests all of its assets in certain Funds and series of PIMS. PIMS is sometimes referred to in the Prospectuses as PIMCO Funds: Pacific Investment Management Series. These Funds and other series in which the Asset Allocation Fund invests are referred to in this Statement as “Underlying PIMCO Funds.” By investing in Underlying PIMCO Funds, the Asset Allocation Fund may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying PIMCO Funds. The Asset Allocation Fund may also have an indirect investment interest in other securities and instruments utilized by the Underlying PIMCO Funds which are series of PIMS. These securities and instruments are described in the current PIMS Prospectus for Institutional Class and Administrative Class shares and in the PIMS Statement of Additional Information. The PIMS Prospectus and Statement of Additional Information are incorporated in this document by reference. See “Investment Strategies of PIMCO Asset Allocation Fund—Incorporation by Reference” below.

The Funds’ sub-advisers, and in certain cases, portfolio managers, which are responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Borrowing

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5%

of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. For each of the PIMCO NACM Funds, all borrowings by each Fund cannot exceed one-third of that Fund’s total assets. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees.

In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or the Fund’s Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

Corporate Debt Securities

All Funds may invest in corporate debt securities and/or hold their assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

Under normal market conditions, each PIMCO RCM Fund except the RCM Mid-Cap Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. RCM does not currently intend to purchase U.S. or foreign debt securities on behalf of the RCM International Growth Equity Fund except on an occasional basis when RCM believes that unusually attractive investments are available. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by S&P, Moody’s or another recognized international rating organization.

High Yield Securities (“Junk Bonds”)

Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund’s Sub-Adviser. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s and S&P’s securities ratings are included in Appendix A.

Certain Funds, particularly the PEA Growth & Income Fund, may invest a portion of their assets in fixed income securities (including convertible securities) rated lower than Baa by Moody’s or lower than BBB by S&P (including securities rated lower than B by Moody’s or S&P) or, if not rated, determined by the Sub-Adviser to be of comparable quality. Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Funds that invests in high yield securities reserves the right to do so at any time, as of the date of this Statement of Additional Information, none of these Funds invest or has the present intention to invest more than 5% of its assets in high yield securities, except that the PEA Growth & Income Fund may invest up to 10% of its assets in these securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as “speculative” by both Moody’s and S&P.

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund’s investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser’s creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer’s continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Loan Participations and Assignments

Certain of the Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Certain of the Funds may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

Certain Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Asset-Backed Securities” below.

Zero Coupon, Pay-in-Kind and Step Coupon Securities

The Funds, and particularly the PEA Growth & Income Fund, may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or securities with a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), each Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds or step coupon bonds. Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Municipal Securities

Some of the Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary. Such securities must be rated at least A by S&P’s or Moody’s.

Some of the Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Industrial Development and Pollution Control Bonds

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Municipal Lease Obligations

Some of the Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Municipal Obligations

Some of the Funds may invest in short-term municipal obligations. These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Mortgage-Related and Asset-Backed Securities

All Funds (except the PIMCO RCM Funds) that may purchase debt securities for investment purposes may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities” below. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-

related securities or any other assets which in the Sub-Adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) will be invested in illiquid securities.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Other Asset-Backed Securities. Similarly, the Adviser and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, the Adviser and Sub-Adviser also may invest in other types of asset-backed securities.

Convertible Securities

Many of the Funds may invest in convertible securities. A Fund’s Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

Certain Funds may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value”

of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

The PIMCO RCM and PIMCO NACM Funds only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P’s. The PIMCO RCM Funds will not invest more than 15% of their individual net assets in such synthetic securities.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Non-U.S. Securities” in this Statement of Additional Information. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivative Instruments” below. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Investments in Financial Services Companies

The RCM Financial Services Fund concentrates its investments in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

Since the RCM Financial Services Fund concentrates its investments in financial companies, it will be subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur which significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Fund invests. Accordingly, shares of the RCM Financial Services Fund may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate in a particular industry or economic sector.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

Non-U.S. Securities

The PIMCO RCM Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities, including preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PEA Growth & Income, PEA Growth, PEA Target and PEA Opportunity Funds each may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts (“ADRs”)). The PEA Value and PEA Renaissance Funds may invest up to 25% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts (“ADRs”)). The NACM Pacific Rim and NACM Global Funds may invest in foreign securities that are restricted against transfer within the United States or to Unites States persons.

Each of the Funds may invest in ADRs. The PEA Value, PEA Renaissance, PEA Growth, PEA Target, PEA Growth & Income, PEA Opportunity, PEA Innovation and the PIMCO RCM and PIMCO NACM Funds may invest in European Depository Receipts (“EDRs”) or Global Depository Receipts (“GDRs”). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or “emerging market”) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation;

currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Special Risks of Investing in Russian and Other Eastern European Securities. The Funds may invest in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia’s continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include: (a) delays in settling portfolio transactions and the risk of loss arising out of Russia’s system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the securities, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called “financial-industrial groups” have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund’s Sub-Adviser. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Foreign Currencies

The PIMCO NACM Funds and the PEA Value, PEA Renaissance, PEA Growth & Income, PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds invest directly in foreign currencies and may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the PIMCO NACM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. The PIMCO RCM Funds (other than the RCM Mid-Cap Fund) and the NACM Pacific Rim, NACM International and NACM Global Funds may employ currency management techniques to enhance their total returns, although there is no current intention to do so. A PIMCO RCM Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance returns, they are considered speculative. In addition, the PIMCO RCM Funds (other than the RCM Mid-Cap Fund) and the PIMCO NACM Funds may enter into forward foreign currency exchange contracts, may buy and sell foreign currency futures contracts, foreign currencies and options on foreign currencies and foreign currency futures and enter into currency swaps transactions.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds’ investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The PIMCO NACM Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the PIMCO NACM Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. The PIMCO NACM Funds (except for the NACM Global, NACM International and NACM Pacific Rim Funds) may enter into forward foreign currency exchange contracts for purposes of hedging only. The PIMCO RCM Funds and the NACM Global, NACM International and NACM Pacific Rim Funds may enter into forward foreign currency exchange contracts for purposes of hedging or to seek to increase total return when the Sub-Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio. The PIMCO RCM and PIMCO NACM Funds may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

Special Risks Associated with the Continued Introduction of the Euro. The gradual introduction of a single currency, the euro, beginning on January 1, 1999 for participating European nations in the European Economic and Monetary Union continues to present unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the Funds that invest in securities denominated in European currencies and other European securities. The introduction of the euro is resulting in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include whether the payment and operational systems of banks and other financial institutions will function correctly, whether clearing and settlement payment systems developed for the new currency will be suitable, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro, and possible adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.

Bank Obligations

The Funds may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The PEA Value, PEA Renaissance, PEA Growth, PEA Target, PEA Growth & Income, PEA Opportunity and PEA Innovation Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund’s limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the PEA Value, PEA Renaissance, PEA Growth, PEA Target, PEA Growth & Income, PEA Opportunity and PEA Innovation Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated “P-1” or “P-2” by Moody’s or “A-1” or “A-2” or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of “A” or better by Moody’s or “A” or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Money Market Instruments

Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency’s two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks (“Yankee dollar obligations”) or foreign branches of U.S. banks (“Eurodollar obligations”); (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency’s two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency’s highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

Derivative Instruments

The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses, certain Funds may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

OTC Options. The PEA Value, PEA Renaissance, PEA Growth, PEA Growth & Income, PEA Target, PEA Opportunity and PEA Innovation Funds may enter into over-the-counter (“OTC”) options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The PIMCO RCM Funds (other than the RCM Mid-Cap Fund) may similarly invest in dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

For each of the PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

Foreign Currency Options. The PIMCO NACM Funds, PEA Growth, PEA Innovation, PEA Growth & Income, PEA Opportunity, PEA Renaissance, PEA Target and PEA Value Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated. The PIMCO RCM Funds (other than the RCM Mid-Cap Fund) and the NACM Global, NACM International and NACM Pacific Rim Funds may additionally use currency options to cross-hedge or to increase total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in such Fund’s portfolio. In addition, each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. Certain Funds may use interest rate, foreign currency or index futures contracts. The PEA Growth, PEA Innovation, PEA Growth & Income, PEA Opportunity, PEA Renaissance, PEA Target, PEA Value, NACM Global and NACM Pacific Rim Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The PEA Growth, PEA Innovation, PEA Growth & Income, PEA Opportunity, PEA Renaissance, PEA Target, PEA Value, NACM Global and NACM Pacific Rim Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission (“CFTC”). The Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund. The PIMCO RCM Funds (except for the RCM Mid-Cap Fund) and the PIMCO NACM Funds may enter into futures contracts for the purchase or sale of fixed income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities and may also purchase call options and put options on securities or index futures contracts and each such Fund may also purchase and sell futures options on currencies. The PIMCO NACM Funds and the RCM Mid-Cap Fund may purchase and sell stock index futures contracts and options on such futures contracts as a hedge against changes in market conditions that may result in changes in the value of the Fund’s portfolio securities and not for speculation.

An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the RCM Global Resources Fund may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Funds may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may enter into positions in futures contracts and related options for “bona fide hedging” purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the NACM Global and NACM Pacific Rim Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. In addition, the PIMCO RCM Funds and the PIMCO NACM Funds may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% or 25%, respectively, of the value of such Fund’s net assets would be hedged. The RCM Mid-Cap Fund will not engage in transactions in stock index futures options for speculation, but only as a hedge against changes in the value of securities held in the Fund’s portfolio, or securities which the Sub-Adviser intends to purchase for the portfolio resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Sub-Adviser, they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund’s investment portfolio.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of

Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. The Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

The PIMCO NACM Funds, for hedging purposes, may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. The PIMCO NACM Funds will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The PIMCO NACM Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one Nationally Recognized Rating Organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Roll Transactions. In addition, the PIMCO NACM Funds may participate in ‘roll’ transactions which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitments, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 50% of the Fund’s net assets would be segregated to cover such contracts.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund (except for the RCM Mid-Cap Fund) may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis. The PIMCO NACM Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Warrants to Purchase Securities

Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. As a matter of operating policy, no PIMCO RCM Fund will invest more than 5% (10% for the RCM Mid-Cap Fund) of its net assets in warrants.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. The PIMCO RCM Funds will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the PIMCO RCM Fund’s holdings of such repurchase agreements exceeds 10% (15%, in the case of the RCM Tax-Managed Growth Fund) of the value of the Fund’s total assets. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Securities Loans

Subject to certain conditions described in the Prospectuses and below, each of the PEA Value, NFJ Dividend Value, NFJ Large-Cap Value, CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value, PEA Growth & Income, PEA Target and CCM Emerging Companies Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than 33 1/3% of its total assets; each of the PIMCO NACM Funds may make such loans amounting to no more than 30% of its total assets; and each of the PEA Renaissance, PEA Growth, PEA Opportunity and PEA Innovation Funds may make such loans amounting to no more than 25% of its total assets. The PIMCO RCM Funds may also make such loans to the extent permitted by the 1940 Act. Additionally, under the terms of exemptive relief granted by the Securities and Exchange Commission, the Funds may loan their securities to affiliates of PA Fund Management. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Advisers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the borrower. Subject to conditions established by the Securities and Exchange Commission staff, a Fund may transfer cash collateral into a joint account along with cash collateral of other Funds. Cash collateral in these joint accounts may be invested in repurchase agreements and/or short-term money market instruments. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. Each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Stocks of Small and Medium Capitalization Companies

Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Funds may also use a different metric for determining relative market capitalization. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer’s market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Other Investment Companies

The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, each PIMCO RCM Fund may invest up to 10% (except for the RCM Mid-Cap Fund) of the value of its total assets in other investment companies but, no more than 5% of its total assets in any one investment company. Unless otherwise permitted under SEC regulations or exemptive relief, each other Fund (except the PIMCO NACM Funds) may invest up to 5% of its assets in other investment companies. None of the PIMCO NACM Funds may invest in securities of other investment companies, except (a) that a PIMCO NACM Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as such Fund; (b) in compliance with the Investment Company Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving such Fund. Except as otherwise permitted under SEC regulations or exemptive relief, no Fund may acquire more than 3% of the outstanding voting securities of any other investment company. If a Fund invests in other investment companies, it will bear its proportionate share of the other investment companies’ management or administrative fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as no more than 15% (5% and 10% for the RCM Mid-Cap and RCM International Growth Equity Funds, respectively) of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” above. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitles a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Event-Linked Bonds

Certain of the Funds may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Hybrid Instruments

Certain of the Funds may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund. Accordingly, no Fund will invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Short Sales

The Funds may engage in short sales transactions to the extent consistent with their investment restrictions set forth under “Investment Restrictions” below. A short sale that is not made “against the box” is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position.

In the view of the Securities and Exchange Commission (“SEC”), a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account, or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund that may sell securities short will be “against the box”, or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Precious Metals

Some of the Funds, particularly the RCM Global Resources Fund, may invest in precious metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund, such as the RCM Global Resources Fund, to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund’s gross income for its taxable year. This tax requirement could cause the RCM Global Resources Fund to hold or sell precious metals or securities when it would not otherwise do so.

Investment Strategies of PIMCO Asset Allocation Fund - Incorporation by Reference

The Asset Allocation Fund invests all of its assets in Underlying PIMCO Funds, which include certain Funds of the Trust and series of PIMS as specified in the Prospectuses. By investing in Underlying PIMCO Funds, the Asset Allocation Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds described above. It may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of PIMS. The PIMS series and their attendant risks as described in the current PIMS Prospectus for Institutional Class and Administrative Class shares and PIMS Statement of Additional Information, which are included in the PIMS registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission and are incorporated into this document by reference. The PIMS documents may be obtained free of charge by calling PA Distributors LLC at 1-800-426-0107.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions:

(1) each of the above-mentioned Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the PEA Innovation Fund only, this fundamental restriction is as follows: the PEA Innovation Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

(2) none of the above-mentioned Funds may pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(3) none of the above-mentioned Funds may underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) none of the above-mentioned Funds may purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5) none of the above-mentioned Funds may acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate;

(6) none of the above-mentioned Funds may concentrate more than 25% of the value of its total assets in any one industry, except that the PEA Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies;

(7) none of the above-mentioned Funds may purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options;

(8) none of the above-mentioned Funds may make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the PEA Target Fund); and

(9) none of the above-mentioned Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Notwithstanding the provisions of fundamental investment restrictions (1) and (9) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment restrictions set forth below are fundamental policies of the NFJ International Value Fund and may not be changed without shareholder approval by a vote of a majority of the outstanding voting securities of the Fund. Under these restrictions:

(1) the Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) the Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(3) the Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that each Fund may engage in interest rate futures contracts, stock index futures contacts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(4) the Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(5) the Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

(6) the Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

(7) the Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

(8) the Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding the provisions of fundamental investment restrictions (5) and (6) above, the Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment objective of the above-referenced Fund and the CCM Focused Growth, PEA Growth & Income, NFJ Dividend Value and NFJ Large-Cap Value Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

Except as otherwise set forth below, the investment restrictions set forth below are fundamental policies of each of the PEA Value, CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value, PEA Growth & Income, CCM Emerging Companies, NFJ Dividend Value and NFJ Large-Cap Value Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the CCM Focused Growth, PEA Growth & Income, NFJ Dividend Value and NFJ Large-Cap Value Funds) is also fundamental and may not be changed without such shareholder approval. Under the following restrictions:

(1) none of the above-mentioned Funds may invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) none of the above-mentioned Funds may with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(3) none of the above-mentioned Funds may with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(4) none of the above-mentioned Funds may purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(5) none of the above-mentioned Funds may purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(6) none of the above-mentioned Funds may purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(7) each of the above-mentioned Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the CCM Mid-Cap Fund only, this fundamental investment restriction is as follows: the CCM Mid-Cap Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund’s assets);

(8) none of the above-mentioned Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

(9) none of the above-mentioned Funds may lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

(10) none of the above-mentioned Funds may act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment restrictions set forth below are fundamental policies of the Asset Allocation Fund and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of the Fund. Under these restrictions:

(1) the Asset Allocation Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

(2) the Asset Allocation Fund may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

(3) the Asset Allocation Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(4) the Asset Allocation Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(5) the Asset Allocation Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

(6) the Asset Allocation Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

(7) the Asset Allocation Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust; and

(8) the Asset Allocation Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding the provisions of fundamental investment restrictions (5) and (6) above, the Asset Allocation Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (5).

Notwithstanding any other fundamental investment restriction or policy, the Asset Allocation Fund may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Fund.

The investment objective of the Asset Allocation Fund is non-fundamental and may be changed by the Trustees without shareholder approval.

Each of the PIMCO RCM Funds has adopted certain investment restrictions that are fundamental policies and that may not be changed without shareholder approval by the vote of a majority of the Fund’s outstanding voting securities.

In the case of the PIMCO RCM Funds (other than the RCM Europe, RCM Financial Services, RCM Global Resources and RCM Mid-Cap Funds), these restrictions provide that a Fund may not:

(1) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that (i) the RCM Global Technology Fund will concentrate more than 25% of its assets in the technology industry, (ii) the RCM Global Healthcare Fund will concentrate more than 25% of its assets in the healthcare industry, and (iii) the RCM Biotechnology Fund will concentrate more than 25% of its assets in the biotechnology industry.

(2) Acquire more than 10% of the outstanding voting securities of any one issuer.

(3) Invest in companies for the purpose of exercising control or management.

(4) Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

(5) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

(6) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% (15% in the case of the RCM Tax-Managed Growth Fund) of the value of the Fund’s total assets.

(7) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities.

(8) Invest more than 15% (10% for the RCM International Growth Equity Fund) of the value of its net assets in securities that are illiquid;

(9) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

(10) Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers.

(11) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

(12) Issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (4) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

(13) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In addition, the RCM Global Technology Fund, the RCM Global Healthcare Fund and the RCM Biotechnology Fund each will measure the percentage of its assets in a particular industry by reference to a customized set of industry and sector groups for classifying securities (the “DRCM Codes”). The DRCM Codes are based on an expanded Morgan Stanley Capital International (“MSCI”) and Standard & Poor’s (“S&P”) industry classification model, modified to be more representative of global investing and more applicable to growth industries and their subindustries.

In the case of the RCM Mid-Cap Fund, these restrictions provide that the Fund may not:

(1) Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets;

(2) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

(3) Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund’s total assets;

(4) Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

(5) Invest in companies for the purpose of exercising control or management;

(6) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(7) Borrow amounts in excess of 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

(8) Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted, by fundamental investment restriction (7) above. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities.

(9) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

(10) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the value of the Fund’s total assets;

(11) Make short sales of securities;

(12) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities, or invest more than 5% of the value of its net assets in securities that are illiquid;

(13) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s stockholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

(14) Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

(15) Purchase from or sell portfolio securities to its officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than otherwise unaffiliated broker-dealers;

(16) Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of “margin” deposits on the Fund’s existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund’s total assets; or

(17) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contract except for stock index futures and related options.

In the case of the RCM Europe, RCM Financial Services and RCM Global Resources Funds, these restrictions provide that a Fund may not:

(1) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that (i) the RCM Global Resources Fund will invest more than 25% of its assets in the natural resources industries and (ii) the RCM Financial Services Fund will invest more than 25% of its assets in the financial services industry;

(2) Acquire more than 10% of the outstanding voting securities of any one issuer;

(3) Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options;

(4) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

(5) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets;

(6) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

(7) Invest more than 15% of the value of its net assets in securities that are illiquid;

(8) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC;

(9) Issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (4) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions; and

(10) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In addition, each of the RCM Financial Services and RCM Global Resources Funds will measure the percentage of its assets in a particular industry by reference to a customized set of industry and sector groups for classifying securities (the “RCM Codes”). The RCM Codes are based on an expanded Morgan Stanley Capital International (“MSCI”) and S&P industry classification model, modified to be more representative of global investing and more applicable to growth industries and their sub-industries.

The investment restrictions set forth below are fundamental policies of each of the PIMCO NACM Funds and may not be changed with respect to a PIMCO NACM Fund without shareholder approval by the vote of a majority of that Fund’s outstanding voting securities. Under these restrictions:

(1) none of the PIMCO NACM Funds may purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

(2) none of the PIMCO NACM Funds may concentrate more than 25% of the value of its total assets in any one industry;

(3) none of the PIMCO NACM Funds may purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(4) none of the PIMCO NACM Funds may make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 30% of its total assets;

(5) each of the PIMCO NACM Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

(6) none of the PIMCO NACM Funds may pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (5) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(7) none of the PIMCO NACM Funds may underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(8) none of the PIMCO NACM Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security; and

(9) none of the PIMCO NACM Funds may enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

Notwithstanding the provisions of fundamental investment restrictions (5) and (8) above, each of the PIMCO NACM Funds may borrow money for temporary defensive administrative purposes. To the extent that borrowings for temporary defensive administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment objective of each of the PIMCO NACM Funds is non-fundamental and may be changed by the Trustees without shareholder approval.

Non-Fundamental Investment Restrictions

Each Fund (except the Asset Allocation Fund and the PIMCO RCM Funds) is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

(1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under “Derivative Instruments — OTC Options”), and (e) IO/PO SMBS (as described above under “Mortgage-Related and Asset-Backed Securities — Stripped Mortgage - Backed Securities”) if, as a result, more than 15% of a Fund’s net assets, taken at current value, would then be invested in securities described in (a), (b), (c), (d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

(2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

(3) (other than the NACM Global, NACM International and NACM Pacific Rim Funds) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

(4) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

(5) write (sell) or purchase options except that each Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets (this restriction does not apply to the PIMCO NACM Funds). Each Fund may enter into closing sale transactions with respect to options it has purchased;

(6) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser’s or Sub-Adviser’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees);

(7) borrow money, except for temporary administrative purposes as provided above and as provided in the fundamental investment restrictions set forth above;

(8) with respect to the PIMCO NACM Funds only, invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs;

(9) with respect to the PIMCO NACM Funds only, lend any securities from its portfolio unless the value of the collateral received therefore is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily;

(10) with respect to the PIMCO NACM Funds only, invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund; or

(11) with respect to the PIMCO NACM Funds only, purchase or write options on securities, except for hedging purposes (except in the case of the Global and Pacific Rim Funds, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund’s net assets would be hedged; and (iv) not more than 25% of a Fund’s net assets are used as cover for options written by the Fund. Each PIMCO NACM Fund may enter into closing sale transactions with respect to options it has purchased.

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

Unless otherwise indicated, all limitations applicable to a Fund’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-

Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Restrictions Relating to Rule 35d-1 under the 1940 Act

Certain Funds have adopted policies pursuant to Rule 35d-1(a)(3)(i) under the 1940 Act. Such Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a)(3)(i). References to assets below refer to net assets plus borrowings made for investment purposes. Under such policies:

1. The CCM Mid-Cap Fund normally invests at least 80% of its assets in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies.

2. The NFJ Dividend Value Fund normally invests at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or that are expected to pay dividends.

3. The NFJ Small-Cap Value Fund normally invests at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment.

4. The RCM Global Small-Cap Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index.

5. The RCM Global Technology Fund normally invests at least 80% of its assets in common stocks of companies in the technology industry.

6. The RCM Global Healthcare Fund normally invests at least 80% of its assets in equity securities of companies in the healthcare industry.

7. The RCM Large-Cap Growth Fund normally invests at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion.

8. The RCM Mid-Cap Fund normally invests at least 80% of its assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those in the Russell Mid-Cap Growth Index.

9. The RCM Biotechnology Fund normally invests at least 80% of its assets in equity securities of companies in the biotechnology industry.

10. The NACM Pacific Rim Fund normally invests at least 80% of its assets in equity securities of companies that satisfy at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for a class of their securities is in a Pacific Rim country.

11. The RCM International Growth Equity Fund normally invests at least 80% of its assets in equity securities of non-U.S. companies.

12. The CCM Focused Growth Fund normally invests at least 80% of its assets in common stocks of companies in the Russell 1000 Growth Index with at least $100 million in market capitalization.

13. The NFJ Large-Cap Value Fund invests at least 80% of its assets in securities issued by large-capitalization companies, which the Fund considers to be the 1,000 largest publicly traded companies (in terms of market capitalization) in the United States.

14. The RCM Europe Fund invests at least 80% of its assets in securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Europe, or that have at least 50% of their assets in Europe.

15. The RCM Global Resources Fund normally invests at least 80% of its assets in securities of companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy, or goods related to cyclical or commodity industries, such as the oil & gas, minerals, base metals, precious metals, chemicals, fertilizer, wood products, paper products and steel (the “natural resources industries”).

16. The RCM Financial Services Fund normally invests at least 80% of its assets in financial services companies such as banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and executive officers of the Trust, their ages, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 840 Newport Center Drive, Newport Beach, California 92660.

Interested Trustee

Name Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
David C. Flattum* 888 San Clemente Suite 100 Newport Beach, CA 92660 Age 40	Trustee	Less than 1 year	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P., member of Management Board, PA Fund Management LLC. Formerly, Managing Director, General Counsel, Head of Corporate Functions and member of Management Board of Allianz Global Investors of America L.P.; Partner, Latham & Watkins LLP (1998-2001)	36

PIMCO Municipal

Income Fund, PIMCO

California Municipal

Income Fund, PIMCO

New York Municipal

Income Fund, PIMCO

Municipal Income Fund

II, PIMCO California

Municipal Income Fund

II, PIMCO New York

Municipal Income Fund

II, PIMCO Municipal

Income Fund III, PIMCO

California Municipal

Income Fund III, PIMCO

New York Municipal

Income Fund III, PIMCO

Corporate Income Fund,

PIMCO Corporate

Opportunity Fund,

Nicholas-Applegate

Convertible & Income

Fund, PIMCO High

Income Fund, and

PIMCO Floating Rate

Income Fund

*	Trustee is an “interested person” of the Trust (as defined in Section 2(a) (19) of the 1940 Act). Please see the table under “Certain Affiliations” for information about the relationships that cause Mr. Flattum to be an interested person.

Independent Trustees

Name Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
E. Philip Cannon Age 63	Trustee	7 years	President, Houston Zoo, Inc.; Proprietor, Cannon & Company, a private investment firm. Formerly, Headmaster, St. John’s School, Houston, Texas.	111	Trustee, PIMCO Funds: Pacific Investment Management Company Series and PIMCO Variable Insurance Trust; Director, PIMCO Commercial Mortgage Securities Trust, Inc.
Donald P. Carter Age 77	Trustee	7 years	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	32	None
Gary A. Childress Age 70	Trustee	7 years	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P. (dolomitic lime producer)	32	None
Theodore J. Coburn Age 51	Trustee	3 years	President, Potomac Investment Services. Formerly, President, NASDAQ Stock Market, and Partner, Brown, Coburn & Co. (investment banking firm).	32	Trustee, Nicholas-Applegate

W. Bryant Stooks Age 64	Trustee (Chairman)	7 years Chairman since 2003, Trustee since 1997	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC, a manufacturer of hydrophonics products. Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm; Partner Arthur Andersen & Co.	32	None
Gerald M. Thorne Age 66	Trustee	7 years	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, Director, Kaytee, Inc., a bird seed company; President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, a small business investment company.	32	None

Executive Officers

Name Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 2187 Atlantic Street Stamford, CT 06902 Age 46	President and Chief Executive Officer	Less than 1 year	Chief Executive Officer, PA Distributors LLC and Executive, PA Fund Management (since August 2004). Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC. Formerly, Managing Director, Nicholas Applegate Holdings LLC, Nicholas Applegate Securities LLC and Nicholas Applegate Securities International. Formerly, Chairman, President and Director, Nicholas-Applegate Institutional Funds, the Nicholas-Applegate Fund Inc. and

Nicholas Applegate Southeast Asia Fund.

Newton B. Schott, Jr. 2187 Atlantic Street Stamford, CT 06902 Age 62	Vice President and Secretary	7 years	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PA Distributors. President, Chief Legal Officer and Secretary, PIMCO Funds: Multi-Manager Series. Executive Vice President and Secretary, Municipal Advantage Fund, Inc., and Secretary, Fixed Income Shares. Vice President and Secretary, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund.

John P. Hardaway Age 47	Treasurer and Principal Accounting Officer	9 years	Executive Vice President, Pacific Investment Management Company LLC (“PIMCO” or “Pacific Investment Management”). Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Multi-Manager Series and PIMCO Strategic Global Government Fund, Inc. Vice President, StocksPLUS Management, Inc. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn Age 58	Assistant Secretary	9 years	Specialist, PIMCO. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown Age 37	Assistant Treasurer	3 years	Vice President and Manager, PIMCO. Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Multi-Manager Series and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Henrik P. Larsen Age 34	Vice President	4 years	Vice President, PIMCO. Vice President, PIMCO Funds: Pacific Investment Management Series, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Multi-Manager Series and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

Benno Fischer 2121 San Jacinto, Suite 1840, Dallas, TX 75201 Age 62	Vice President	2 years	Managing Director, NFJ Investment Group.

E. Clifton Hoover 2121 San Jacinto, Suite 1840, Dallas, TX 75201 Age 47	Vice President	2 years	Portfolio Manager, NFJ Investment Group.

J. Chris Najork 2121 San Jacinto, Suite 1840, Dallas, TX 75201 Age 59	Vice President	2 years	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer 2121 San Jacinto, Suite 1840, Dallas, TX 75201 Age 44	Vice President	2 years	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent Age 41	Vice President	8 years	Executive Vice President, PIMCO. Senior Vice President, PIMCO Funds: Pacific Investment Management Series, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. Vice President, PIMCO Funds: Multi-Manager Series. Formerly, Senior Vice President and Vice President, PIMCO.

Youse Guia Age 32	Chief Compliance Officer	Less than 1 year	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Group Compliance Manager (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

Please see the following table for information about relationships between the Trust’s officers and certain of the Trust’s affiliates.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Trustee who is an “interested person” of the Trust with affiliated persons or principal underwriters of the Trust:

Name	Positions held with affiliated persons or principal underwriters of the Trust
E. Blake Moore, Jr.	Chief Executive Officer, PA Distributors LLC and Executive, PA Fund Management.

Newton B. Schott, Jr.	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PA Distributors. President, Chief Legal Officer and Secretary, PIMCO Funds: Multi-Manager Series. Executive Vice President and Secretary, Municipal Advantage Fund, Inc., and Secretary, Fixed Income SHares. Vice President and Secretary, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund.

David C. Flattum	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P.; member of Management Board, PA Fund Management LLC; Director of PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC; PIMCO Advisors Holdings LLC; Director, Chief Executive Officer, Oppenheimer Group, Inc.

Jeffrey M. Sargent	Executive Vice President, PIMCO. Senior Vice President, PIMCO Funds: Pacific Investment Management Series, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. Vice President, PIMCO

Funds: Multi-Manager Series.

Henrik P. Larsen	Vice President, PIMCO. Vice President, PIMCO Funds: Pacific Investment Management Series, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Multi-Manager Series and PIMCO Strategic Global Government Fund, Inc.

John P. Hardaway	Executive Vice President, PIMCO. Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Multi-Manager Series and PIMCO Strategic Global Government Fund, Inc. Vice President, StocksPLUS Management, Inc.

Garlin G. Flynn	Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Erik C. Brown	Vice President and Manager, PIMCO. Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Multi-Manager Series and PIMCO Strategic Global Government Fund, Inc.

Committees of the Board of Trustees

The Trust’s Dividend Committee is composed of all of the members of the Trust’s Board of Trustees. The Dividend Committee has the power to declare dividends from the net investment income and distributions from the net capital gains of each Fund, in accordance with each Fund’s distribution policies as set forth in the Trust’s Prospectuses and this Statement of Additional Information. The amount of each such dividend or distribution is determined with a view toward distributing annually substantially all of each Fund’s net investment income and net realized capital gains, if any, after giving effect to any available capital loss carry-over. The Board, acting as the Dividend Committee, approves all dividends annually.

The Trust’s Audit Oversight Committee is composed of all of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (Messrs. Cannon, Carter, Childress, Coburn, Stooks and Thorne). The principal function of the Audit Oversight Committee is to provide assistance to the Trustees in fulfilling their responsibility to shareholders and potential shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust. The Audit Oversight Committee convened 4 times during the fiscal year ended June 30, 2004.

The Trust’s Valuation Committee is currently composed of Messrs. Coburn, Flattum and Thorne. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for making determinations of the fair value of the Funds’ securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee convened 33 times during the fiscal year ended June 30, 2004.

The Trust’s Nominating Committee is composed of all of the Trustees. The Nominating Committee’s responsibilities include the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Nominating Committee are set forth as Appendix D to this Statement of Additional Information. The Nominating Committee did not convene during the fiscal year ended June 30, 2004.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2003. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees Compensation” below.

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Ranges:	Ranges:
	None	None
	$1-$10,000	$1-$10,000
	$10,001-$50,000	$10,001-$50,000
	$50,001-$100,000	$50,001-$100,000
	Over $100,000	Over $100,000
E. Philip Cannon		Over $100,000
PEA Target	Over $100,000
PEA Renaissance	Over $100,000
PEA Value	Over $100,000
Donald P. Carter		Over $100,000
PEA Renaissance	$50,001-$100,000
PEA Value	$50,001-$100,000
Global Innovation	$10,001-$50,000
PEA Growth	$10,001-$50,000
RCM Mid-Cap Growth	$1-$10,000
PEA Growth & Income	$1-10,000
Gary A. Childress		Over $100,000
PEA Target	Over $100,000
CCM Mid-Cap	Over $100,000
PEA Renaissance	Over $100,000
PEA Value	Over $100,000
PEA Opportunity	$1-$10,000
PEA Growth	$1-$10,000
CCM Capital Appreciation	$1-$10,000
PEA Innovation	$1-$10,000
PEA Growth & Income	Over $100,000
NFJ Small-Cap Value	Over $100,000
RCM International Growth Equity	$1-$10,000
W. Bryant Stooks		Over $100,000
PEA Target	$50,001-$100,000
PEA Renaissance	Over $100,000
Gerald M. Thorne		Over $100,000
PEA Target	$50,001-$100,000
PEA Growth	$50,001-$100,000

PEA Innovation	Over $100,000
Theodore J. Coburn	None	None
David C. Flattum		Over $100,000
PEA Renaissance	$50,001 -$100,000

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2003:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
E. Philip Cannon	N/A	N/A	N/A	N/A	N/A
Donald P. Carter	N/A	N/A	N/A	N/A	N/A
Gary A. Childress	N/A	N/A	N/A	N/A	N/A
W. Bryant Stooks	N/A	N/A	N/A	N/A	N/A
Gerald M. Thorne	N/A	N/A	N/A	N/A	N/A
Theodore J. Coburn	N/A	N/A	N/A	N/A	N/A

Trustees’ Compensation

Trustees, other than those affiliated with Allianz, a Sub-Adviser, or Pacific Investment Management, receive a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically and $1,500 for each of the Audit Committee and the Performance Committee meeting attended in person, plus reimbursement of reasonable expenses incurred in connection with such meetings. Each of the Chairmen of the Audit Committee and the Performance Committees receive an additional annual retainer of $3,000, the Chairman of the Board receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trust on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by those Trustees of the Trust who are not “interested persons”) as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2004. (Other Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust.)

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex[1] Paid to Trustees
E. Philip Cannon[2]	$137,798	$0	$0	$239,384
Donald P. Carter	$145,213	$0	$0	$145,213
Gary A. Childress	$137,307	$0	$0	$137,307
Theodore J. Coburn	$134,481	$0	$0	$134,481
W. Bryant Stooks	$147,325	$0	$0	$147,325
Gerald M. Thorne	$140,438	$0	$0	$140,438

As disclosed in more detail in the Shareholders’ Guide, each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, PA Fund Management, Pacific Investment Management or the Distributor, and certain other affiliates of PA Fund Management, Pacific Investment Management or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

Codes of Ethics

The Trust, PA Fund Management, PEA Capital, Cadence, NFJ, RCM, Nicholas-Applegate, Pacific Investment Management and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The policies and procedures that the Trust, PA Fund Management, PEA Capital, Cadence, NFJ, RCM, Nicholas-Applegate and Pacific Investment Management use to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent 12-month period ended June 30, 2004 is available, without charge, upon request by calling 1-800-426-0107 (retail classes) or 1-800-927-4648 (institutional and administrative classes) and on the Securities and Exchange Commission’s website, www.sec.gov.

[1]	The amounts listed in the column captioned “Total Compensation from Trust and Fund Complex Paid to Trustees” include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees), Pacific Select Fund and Pacific Funds (for Messrs. Nelson, Porter, and Richards) and PIMS, PVIT and PCM (for Mr. Cannon) for the twelve-month period ended June 30, 2004. Mr. Cannon also serves as Trustee of PIMS, PVIT, and PCM and received compensation for the period ended June 30, 2004. By virtue of having PA Fund Management or an affiliate of PA Fund Management as investment adviser, the Trust, PIMS, PVIT, PCM and Pacific Select Fund were considered to be part of the same “Fund Complex” for these purposes.
[2]	The Trust has adopted a deferred compensation plan (the “Plan”) which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustee elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $137,798, $239,384

Investment Adviser

PA Fund Management LLC (“PA Fund Management” or the “Adviser”) serves as investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) between PA Fund Management and the Trust.* The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz, acting through its PIMCO Advisors division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft (“Allianz AG”). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. Allianz’s address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee. The Executive Committee of Allianz is comprised of William S. Thompson, Jr. and David C. Flattum.

The Adviser is located at 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. The Adviser and its investment management affiliates had approximately $502 billion of assets under management as of September 30, 2004.

Allianz of America, Inc. (“AZOA”) has entered into a put/call arrangement for the possible disposition of Pacific Life’s indirect interest in Allianz. Pursuant to this agreement, the quarterly put and/or call options are limited in amount to a maximum of $250 million per quarter from March 2003 through March 2004. In any month subsequent to March 2004, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG (“Munich Re”). Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, and Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and NACM. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of

*	With respect to the NFJ International Value Fund, currently the Fund’s portfolio managers, acting in their capacity as officers of the Trust, have full investment discretion and make all determinations with respect to the investment of the Fund’s assets. It is expected that in December, 2004, the Board of Trustees of the Fund will approve an advisory agreement between PA Fund Management and the Fund. This Statement of Additional Information will be revised if this does not occur.

Rule 17e-1 under the 1940 Act. NACM does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

Advisory Agreement

Except in the case of the NFJ International Value Fund, the Adviser, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investments of the Funds. The Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, for all of the Funds except the NFJ International Value Fund, the Adviser has engaged affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Adviser will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

The Adviser selects the Underlying Funds in which the Asset Allocation Fund invests. The Adviser’s Asset Allocation Committee is responsible for determining how the assets of the Asset Allocation Fund are allocated and reallocated from time to time among the Underlying PIMCO Funds selected by the Adviser. The Asset Allocation Fund does not pay any fees to the Adviser in return for these services under the Advisory Agreement. The Asset Allocation Fund does, however, indirectly pay a proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management by the Underlying PIMCO Funds in which the Asset Allocation Fund invests.

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Trust are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and does, render investment advisory services to others.

The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days’ written notice to the Adviser.

Each Fund’s Advisory Agreement and Portfolio Management Agreement provide that the Adviser or the relevant Sub-Adviser, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The NFJ International Value Fund is not advised by the Adviser and therefore does not have an Advisory Agreement with the Adviser. Instead, the portfolio managers for the NFJ International Fund, acting in their capacity as officers of the Trust, have full investment discretion and make all determinations with respect to the investment of the Fund’s assets. The portfolio managers for the Fund do not receive a fee from the Fund in connection with the provision of investment advisory services to the Fund. The Fund is not currently offered for sale to the public.

The Adviser currently receives a monthly investment advisory fee from each Fund (except for the Asset Allocation Fund) at the following annual rates (based on the average daily net assets of the particular Funds):

Fund	Advisory Fee Rate
PEA Value, CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value and RCM Large-Cap Growth Funds	0.45%
RCM Mid-Cap Fund	0.47%
PEA Growth, RCM International Growth Equity, NACM Growth and NACM Value Funds	0.50%
PEA Target Fund	0.55%
NACM International, NFJ Small-Cap Value, PEA Renaissance, PEA Growth & Income and RCM Tax-Managed Growth Funds	0.60%
PEA Opportunity, PEA Innovation and NACM Flex-Cap Value Funds	0.65%
NACM Global, RCM Global Resources and RCM Financial Services Funds	0.70%
RCM Europe and RCM Global Healthcare Funds	0.80%
RCM Biotechnology and NACM Pacific Rim Funds	0.90%
RCM Global Technology Fund	0.95%
RCM Global Small-Cap Fund	1.00%
CCM Emerging Companies Fund	1.25%

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory Contract:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio (1)	N/A	N/A	$0
90/10 Portfolio (1)	N/A	N/A	0
Asset Allocation Fund	0	0	0
CCM Capital Appreciation Fund	3,762,984	2,867,545	3,166,137
CCM Emerging Companies Fund	5,434,183	3,115,661	3,012,430
CCM Focused Growth Fund	9,988	7,947	10,150
CCM Mid-Cap Fund(1)	3,225,812	2,577,277	4,267,633
Global Innovation Fund(1)	N/A	248,053	1,709,665
Healthcare Innovation Fund(1)	N/A	N/A	7,161
NACM Core Equity Fund(1)	7,257	10,711	N/A
NACM Flex-Cap Value Fund	25,530	7,861	N/A
NACM Global Fund	22,864	7,266	N/A
NACM Growth Fund	11,441	5,299	N/A
Former NACM International Fund(1)	41,633	19,850	N/A
NACM Pacific Rim Fund	250,017	74,291	N/A
NACM Value Fund	15,881	5,589	N/A
NFJ Large-Cap Value Fund(1)	34,301	11,685	6,223
NFJ Dividend Value Fund(1)	797,509	231,936	183,057
NFJ International Value Fund	0	0	N/A
NFJ Equity Fund(1)	0	0	N/A
NFJ Small-Cap Value Fund	12,846,500	6,154,377	3,200,641

PEA Growth & Income Fund	517,647	399,605	474,512
PEA Growth Fund	4,187,432	4,399,810	7,299,919
PEA Innovation Fund	7,273,066	5,353,827	1,386,252
PEA Opportunity Fund	2,116,589	1,617,206	2,462,723
PEA Renaissance Fund	29,781,606	18,258,406	7,210,822
PEA Target Fund	5,256,319	4,470,675	7,551,258
PEA Value Fund	7,422,905	3,670,325	2,167,949
PIMCO Balanced Value Fund(1)	0	0	N/A
PIMCO Core Equity Fund(1)	0	0	N/A
PIMCO Disciplined Value Fund(1)	0	0	N/A
Former PIMCO International Value Fund(1)	0	0	N/A
PIMCO Large-Cap Value Fund(1)	0	0	N/A
PIMCO Mid-Cap Value Fund(1)	0	0	N/A
PPA Tax-Efficient Equity Fund (1)	0	110,115	81,781
PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	421,807	350,580
RCM Biotechnology Fund	3,133,808	2,476,080	5,198,393
RCM Emerging Markets Fund(1)	89,275	59,665	86,808
Former RCM Europe Fund(1)	97,866	211,991	334,929
RCM Global Equity Fund	0	5,431	8,241
RCM Global Healthcare Fund	1,542,740	1,215,664	1,900,519
RCM Global Small-Cap Fund	354,780	95,991	163,476
RCM Global Technology Fund	4,332,842	2,195,089	3,574,390
RCM International Growth Equity Fund	420,594	415,724	834,092
RCM Large-Cap Growth Fund	2,335,566	1,386,049	935,795
RCM Mid-Cap Fund	1,145,931	1,036,194	3,307,507
RCM Small-Cap Fund(1)	25,768	79,225	741,680
RCM Tax-Managed Growth Fund	180,854	46,694	54,959
Select Growth Fund(1)	0	59,835	254,241
Select International Fund(1)	N/A	N/A	41,755
Structured Emerging Markets Fund (1)	N/A	N/A	0

TOTAL	$96,701,498	$63,330,756	$61,985,678

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Management Agreements

The Adviser employs Sub-Advisers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a “Portfolio Management Agreement”) between the Adviser and the Fund’s Sub-Adviser. The Adviser currently has nine investment management affiliates which are also subsidiaries of Allianz, the following four of which manage one or more of the Funds: PEA Capital LLC (“PEA Capital”), Cadence Capital Management LLC (“Cadence”), NFJ Investment Group L.P. (“NFJ”) and Nicholas-Applegate Capital Management LLC. RCM Capital Management LLC (“RCM”), a subsidiary of Allianz AG and an affiliate of the Adviser, is the Sub-Adviser for the PIMCO RCM Funds. For services provided to the Funds (except for the NFJ International Value Fund), the Adviser (and not the Funds) pays the Sub-Advisers at the rates set forth in the Portfolio Management Agreements. The NFJ International Value Fund does not pay any advisory fees for the investment advisory services provided by its portfolio managers. Each Portfolio Management Agreement provides that neither the Adviser nor the relevant Sub-Adviser, as applicable, shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Shareholders of each Fund (except the PEA Innovation, CCM Mid-Cap, CCM Emerging Companies and NFJ Dividend Value Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless such affiliates are substantially wholly-owned by Allianz. The Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

PEA Capital

PEA Capital, an indirect wholly-owned subsidiary of Allianz, acts as the Sub-Adviser and provides investment advisory services to the PEA Value, PEA Growth, PEA Target, PEA Opportunity, PEA Innovation, PEA Renaissance and PEA Growth & Income Funds. Accounts managed by PEA Capital had combined assets as of September 30, 2004, of approximately $12.7 billion. For services provided to these Funds, the Adviser (not the Trust) pays PEA Capital a monthly fee at the following annual rates: 0.35% for the PEA Value Fund, 0.40% for the PEA Growth Fund, 0.45% for the PEA Target and PEA Growth & Income Funds, 0.50% for the PEA Renaissance Fund and 0.55% for the PEA Opportunity and PEA Innovation Funds. PEA Capital’s address is 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. Prior to March 6, 1999, Columbus Circle Investors (“Columbus Circle”), a former subsidiary partnership of the Adviser, served as Sub-Adviser to the PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds. Columbus Circle served as Sub-Adviser to the Renaissance Fund until May 7, 1999, and it served as Sub-Adviser to the PEA Growth & Income Fund until July 1, 1999. On July 1, 1999, the Adviser sold all of its ownership interest in Columbus Circle to certain of Columbus Circle’s employees. Prior to May 8, 2000, NFJ served as Sub-Adviser to the PEA Value Fund.

Cadence

Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the CCM Focused Growth Fund, 0.35% for the CCM Capital Appreciation Fund, 0.35% for the CCM Mid-Cap Fund, and 1.15% for the CCM Emerging Companies Fund.

Cadence is an investment management firm organized as a Delaware limited liability company. Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 2004, of approximately $5.5 billion.

NFJ

Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the NFJ Small-Cap Value, NFJ Large-Cap Value and NFJ Dividend Value Funds. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.50% for the NFJ Small-Cap Value Fund, 0.35% for the NFJ Dividend Value Fund and 0.35% for the NFJ Large-Cap Value Fund.

NFJ is an investment management firm organized as a Delaware limited partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of September 30, 2004, of approximately $7.3 billion.

Nicholas-Applegate

Pursuant to a Portfolio Management Agreement between the Adviser and Nicholas-Applegate, Nicholas-Applegate is the Sub-Adviser and provides investment advisory services to the NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim and NACM Value Funds. For the services provided, the Adviser (not the Trust) pays Nicholas-Applegate a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.40% for the NACM Growth and NACM Value Funds, 0.55% for the NACM Flex-Cap Value Fund, 0.60% for the NACM Global and NACM International Funds and 0.80% for the NACM Pacific Rim Fund.

Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership). Nicholas-Applegate is located at 600 West Broadway, San Diego, California 92101. Nicholas-Applegate was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation. Accounts managed by Nicholas-Applegate had combined assets, as of September 30, 2004, of approximately $13.7 billion.

RCM

Pursuant to a Portfolio Management Agreement between the Adviser and RCM, RCM provides investment services to the RCM Europe, RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Large-Cap Growth, RCM Mid-Cap, RCM Tax-Managed Growth, RCM Biotechnology and RCM International Growth Equity Funds. For the services provided, the Adviser (not the Trust) pays RCM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.90% for the RCM Global Small-Cap Fund, 0.85% for the RCM Global Technology Fund, 0.70% for the RCM Europe and RCM Global Healthcare Funds, RCM Financial Services and RCM Global Resources Funds, 0.35% for the RCM Large-Cap Growth Fund, 0.50% for the RCM Tax-Managed Growth Fund, 0.37% for the RCM Mid-Cap Fund, 0.80% for the RCM Biotechnology Fund and 0.40% for the RCM International Growth Equity Fund.

RCM is a Delaware limited liability company. Organized in 1998, it is the successor to the business of its holding company, RCM Global Investors US Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2004, RCM had approximately $24 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows:

	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
CCM Capital Appreciation Fund	$2,926,766	$2,230,313	$2,462,551
CCM Emerging Companies Fund	4,946,398	2,423,292	2,579,205
CCM Focused Growth Fund	7,379	6,181	7,895
CCM Mid-Cap Fund(1)	2,508,965	2,004,549	3,319,269
Emerging Markets Fund(1)	N/A	N/A	0
Enhanced Equity Fund(1)	N/A	N/A	0
Europe Growth Fund(1)	N/A	N/A	0
Former Equity Income Fund(1)	N/A	N/A	N/A
Global Innovation Fund(1)	N/A	198,442	1,367,732
Healthcare Innovation Fund(1)	N/A	N/A	0
NACM Core Equity Fund(1)	5,806	8,569	N/A
NACM Flex-Cap Value Fund	21,602	6,228	N/A
NACM Global Fund	19,597	6,228	N/A
NACM Growth Fund	9,153	4,240	N/A
Former NACM International Fund(1)	35,685	17,014	N/A
NACM Pacific Rim Fund	222,237	61,472	N/A
NACM Value Fund	12,705	4,471	N/A
New Asia Fund(1)	N/A	N/A	0
NFJ Large-Cap Value Fund(1)	620,285	9,088	4,839
NFJ Dividend Value Fund(1)	26,679	180,395	139,281
NFJ International Value Fund	0	0	N/A
NFJ Equity Fund(1)	N/A	0	N/A
NFJ Small-Cap Value Fund	10,705,416	5,128,648	2,667,201
PEA Growth & Income Fund	388,235	299,704	355,884
PEA Growth Fund	3,349,946	3,519,848	5,839,935
PEA Innovation Fund	6,154,133	4,530,161	9,635,366
PEA Opportunity Fund	1,791,806	1,368,406	2,083,842
PEA Renaissance Fund	24,818,005	15,215,338	14,339,245
PEA Target Fund	4,300,625	3,657,826	6,178,302
PEA Value Fund	5,773,371	2,854,698	1,686,182
PIMCO Balanced Value Fund(1)	N/A	0	N/A
PIMCO Core Equity Fund(1)	N/A	0	N/A
PIMCO Disciplined Value Fund(1)	N/A	0	N/A
PIMCO International Value Fund(1)	N/A	0	N/A
PIMCO Large-Cap Value Fund(1)	N/A	0	N/A
PIMCO Mid-Cap Value Fund(1)	N/A	0	N/A
PPA Tax-Efficient Equity Fund (1)	20,165	85,646	141,385
PPA Tax-Efficient Structured Emerging Markets Fund(1)	301,544	328,073	272,673
RCM Balanced Fund(1)		N/A	67,418
RCM Biotechnology Fund	2,946,896	2,437,235	1,636,541
RCM Emerging Markets Fund(1)	85,663	58,489	40,189
Former RCM Europe Fund(1)	5,047	208,726	98,666
RCM Europe Fund	92,835	N/A	N/A
RCM Global Equity Fund(1)	N/A	5,305	3,648
RCM Global Healthcare Fund	1,442,708	1,192,636	637,354

RCM Global Small-Cap Fund	333,221	94,098	56,493
RCM Global Technology Fund	4,172,654	2,162,473	1,297,144
RCM International Growth Equity Fund	370,722	373,580	251,456
RCM Large-Cap Growth Fund	2,257,378	1,368,093	392,154
RCM Mid-Cap Fund	1,139,071	1,035,219	854,608
RCM Small-Cap Fund(1)	25,768	79,226	131,345
RCM Tax-Managed Growth Fund	155,968	44,671	17,943
Select Growth Fund(1)	N/A	49,863	211,868
Select International Fund(1)	N/A	N/A	236,001
Select World Fund(1)	N/A	N/A	0
Small-Cap Fund(1)	N/A	N/A	0
Structured Emerging Markets Fund (1)	N/A	N/A	63,365

TOTAL	$81,994,434	$53,258,444	$59,076,980

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Basis for Approval of the Advisory Agreement and Portfolio Management Agreements

In determining to approve the Advisory Agreement and the Portfolio Management Agreements, the Trustees met with the relevant investment advisory personnel from the adviser and sub-advisers and considered information relating to the education, experience and number of investment professionals and other personnel providing services under the applicable agreement. See “Management of the Funds” in the Prospectus and “Management of the Trust – Investment Adviser” and “Management of the Trust – Portfolio Management Agreements” in this Statement of Additional Information. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the PIMCO Funds Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the adviser and sub-advisers to the Funds were appropriate to fulfill effectively the duties of the adviser and sub-advisers under the applicable agreement. The Trustees also considered the business reputation of the adviser and sub-advisers, their financial resources and its professional liability insurance coverage and concluded that the they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

The Trustees received information concerning the investment philosophy and investment process applied by each Sub-Adviser in managing the Funds. In this connection, the Trustees considered each Sub-Adviser’s in-house research capabilities as well as other resources available to each Sub-Adviser’s personnel, including research services available to the Sub-Adviser as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that each Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the relevant Funds, given each Fund’s investment objectives and policies.

The Trustees considered the scope of the services provided by the adviser and sub-advisers to the Funds under the Advisory Agreement and Portfolio Management Agreements, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the adviser’s and sub-advisers’ standard of care was comparable to that found in most mutual fund investment advisory agreements. See “Advisory Agreement” above. The Trustees concluded that the scope of the adviser’s and sub-advisers’ services to the Funds was consistent with the Funds’ operational requirements, including, in addition to its investment objective, compliance with each Fund’s investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the adviser and sub-advisers to the Funds. The Trustees also evaluated the procedures of the adviser and sub-advisers designed to fulfill the their fiduciary duty to the Funds with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see “Management of the Trust – Codes of Ethics” above), the procedures by which each Sub-Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of each Sub-Adviser in these matters. The Trustees also received information concerning standards of the adviser and sub-adviser with respect to the execution of portfolio transactions. See “Portfolio Transactions and Brokerage” below.

In approving the agreements, the Trustees also considered so-called “fallout benefits” to the Adviser and each Sub-Adviser such as reputational value derived from serving as investment adviser and sub-adviser, respectively, to the Funds and the fact that the Adviser and each Sub-Adviser will receive services from brokers who execute portfolio transactions for the Trust. See “Portfolio Transactions and Brokerage.”

Fund Administrator

In addition to its services as Adviser, PA Fund Management serves as administrator (and is referred to in this capacity as the “Administrator”) to the Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. PA Fund Management has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the “Sub-Administration Agreement”). PA Fund Management may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to the indicated class or classes of shares on an annual basis):

Administrative Fee Rate

Fund	Institutional and Administrative Classes*		Class A, Class B, and Class C Shares*	Class D Shares**	Class R Shares
Asset Allocation Fund	0.10	%***	0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	N/A	N/A

CCM Capital Appreciation Fund	0.25%		0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	0.65%	0.50%

CCM Emerging Companies Fund	0.25%		N/A	N/A	N/A

CCM Focused Growth Fund	0.25%		N/A	N/A	N/A

CCM Mid-Cap Fund	0.25%		0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	0.65%	0.50%

NACM Flex-Cap Value Fund	0.30%		0.50% of first $2.5 billion 0.45% of amounts in excess of $2.5 billion	0.75%	N/A

NACM Global Fund	0.40%		0.60% of first $2.5 billion 0.55% of amounts in excess of $2.5 billion	0.85%	0.60%

NACM Growth Fund	0.30%		0.50% of first $2.5 billion 0.45% of amounts in excess of $2.5 billion	0.75%	N/A

NACM International	0.40%		0.60% of first $2.5 billion 0.55% of amounts in excess of $2.5 billion	0.60%	N/A

NACM Pacific Rim Fund	0.50%		0.70% of first $2.5 billion 0.65% of amounts in excess of $2.5 billion	0.95%	N/A

Fund	Institutional and Administrative Classes*	Class A, Class B, and Class C Shares*	Class D Shares**	Class R Shares
NACM Value Fund	0.30%	0.50% of first $2.5 billion 0.45% of amounts in excess of $2.5 billion	0.75%	N/A

NFJ Large-Cap Value Fund	0.25%	0.50% of first $2.5 billion 0.45% of amounts in excess of $2.5 billion	0.75%	N/A

NFJ Dividend Value Fund	0.25%	0.50% of first $2.5 billion 0.45% of amounts in excess of $2.5 billion	0.75%	0.50%

NFJ International Value Fund	0.40%	N/A	N/A	N/A

NFJ Small-Cap Value Fund	0.25%	0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	0.65%	0.50%

PEA Growth Fund	0.25%	0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	0.65%	0.50%

PEA Growth & Income Fund	0.25%	0.50% of the first $2.5 billion 0.45% of amounts in excess of $2.5 billion	0.75%	0.50%

PEA Innovation Fund	0.25%	0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	0.65%	N/A

PEA Opportunity Fund	0.25%	0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	0.65%	N/A

PEA Renaissance Fund	0.25%	0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	0.65%	0.50%

PEA Target Fund	0.25%	0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	0.65%	N/A

PEA Value Fund	0.25%	0.40% of first $2.5 billion 0.35% of amounts in excess of $2.5 billion	0.65%	0.50%

RCM Biotechnology Fund	N/A	0.45% of first $2.5 billion 0.40% of amounts in excess of $2.5 billion	0.70%	N/A

RCM Europe	0.50%	N/A	N/A	N/A

RCM Financial Services	0.40%	N/A	N/A	N/A

RCM Global Resources	0.40%	N/A	N/A	N/A

RCM Global Healthcare Fund	N/A	0.55% of first $2.5 billion 0.50% of amounts in excess of $2.5 billion	0.80%	N/A

RCM Global Small-Cap Fund	0.40%	0.60% of first $2.5 billion 0.55% of amounts in excess of $2.5 billion	0.85%	N/A

RCM Global Technology Fund	0.40%	0.55% of first $2.5 billion 0.50% of amounts in excess of $2.5 billion	0.80%	N/A

RCM International Growth Equity Fund	0.50%	0.70% of first $2.5 billion 0.65% of amounts in excess of $2.5 billion	0.95%	N/A

Fund	Institutional and Administrative Classes*	Class A, Class B, and Class C Shares*	Class D Shares**	Class R Shares
RCM Large-Cap Growth Fund	0.30%	0.50% of first $2.5 billion 0.45% of amounts in excess of $2.5 billion	0.75%	0.50%
RCM Mid-Cap Fund	0.30%	0.50% of first $2.5 billion 0.45% of amounts in excess of $2.5 billion	0.75%	0.50%
RCM Tax-Managed Growth Fund	0.30%	0.50% of first $2.5 billion 0.45% of amounts in excess of $2.5 billion	0.75%	N/A

*	The Administrator receives administrative fees based on a Fund’s average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares on the one hand, and to its Class A, Class B and Class C shares on the other.
**	As described below, the Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.
***	The Administrative Fee for Institutional and Administrative Class shares of the Asset Allocation Fund reflects a fee waiver currently in effect. In the absence of this waiver, the Administrative Fee rate for Institutional and Administrative Class shares of the Fund would be 0.15% per annum.

Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PA Fund Management, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PA Fund Management, PIMCO Advisors, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit (“disinterested Trustees’ expenses”); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”).

Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D, Class R or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan (the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds, by a majority of the Trustees who are not interested persons of the Trust or PA Fund Management, on 60 days’ written notice to PA Fund Management.

Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See “Distribution of Trust Shares—Plan for Class D Shares.”

After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PA Fund Management or Pacific Investment Management upon 60 days’ written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the aggregate amount of the administration fees paid by the Funds was as follows (those Funds which have only recently commenced operations and did not pay administrative fees during the periods shown are not included):

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$552,831	$218,011	159,865
CCM Capital Appreciation Fund	2,604,147	1,969,871	2,147,587
CCM Emerging Companies Fund	1,086,836	623,132	602,486
CCM Focused Growth Fund	5,271	4,415	5,639
CCM Mid-Cap Fund(1)	2,221,078	1,761,793	2,804,796
Global Innovation Fund(1)	N/A	147,519	1,025,490
Healthcare Innovation(1)	N/A	N/A	10,606
NACM Core Equity Fund(1)	4,958	6,654	N/A
NACM Flex-Cap Value Fund	16,791	3,618	N/A
NACM Global Fund	16,878	4,292	N/A
NACM Growth Fund	9,140	3,370	N/A
Former NACM International Fund(1)	34,793	14,544	N/A
NACM Pacific Rim Fund	179,519	39,029	N/A
NACM Value Fund	13,279	3,578	N/A
NFJ Large-Cap Value Fund(1)	31,149	8,650	3,457
NFJ Dividend Value Fund(1)	756,145	175,348	103,881
NFJ International Value Fund	6,674	0	N/A
NFJ Equity Fund(1)	3,060	0	N/A
NFJ Small-Cap Value Fund	8,064,820	3,916,938	2,024,607
PEA Growth & Income Fund	409,087	302,134	305,223
PEA Growth Fund	3,322,985	3,485,901	5,795,556
PEA Innovation Fund	4,369,325	3,259,585	6,967,895
PEA Opportunity Fund	1,195,515	894,882	1,390,396
PEA Renaissance Fund	18,397,699	11,753,703	11,025,246
PEA Target Fund	3,738,412	3,187,612	5,411,000
PEA Value Fund	6,333,764	3,126,138	1,743,407
PIMCO Balanced Value Fund(1)	0	0	N/A
PIMCO Core Equity Fund(1)	0	0	N/A
PIMCO Disciplined Value Fund(1)	0	0	N/A
PIMCO International Value Fund(1)	0	0	N/A
PIMCO Large-Cap Value Fund(1)	0	0	N/A
PIMCO Mid-Cap Value Fund(1)	0	0	N/A
PPA Tax-Efficient Equity Fund(1)	0	91,702	139,417

PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	468,675	389,532
RCM Biotechnology Fund	1,566,904	1,238,040	847,513
RCM Emerging Markets Fund(1)	54,582	35,141	35,551
Former RCM Europe Fund(1)	3,154	144,670	99,109
RCM Global Equity Fund(1)	0	2,857	32,993
RCM Global Healthcare Fund	1,060,634	835,768	469,116
RCM Global Small-Cap Fund	193,214	50,726	60,615
RCM Global Technology Fund	2,231,968	1,136,038	688,996
RCM International Growth Equity Fund	523,220	510,432	331,821
RCM Large-Cap Growth Fund	1,802,632	942,376	293,154
RCM Mid-Cap Fund	745,114	663,880	583,183
RCM Small-Cap Fund(1)	10,736	33,010	92,285
RCM Tax-Managed Growth Fund	142,544	33,223	43,915
Select Growth Fund(1)	N/A	32,671	152,203
Select International Fund(1)	N/A	N/A	378,800
Structured Emerging Markets Fund(1)	N/A	N/A	0

TOTAL	$61,708,858	$41,129,926	$46,165,340

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

PA Fund Management, the Distributor and their affiliates may also make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, PA Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account or (ii) at an annual rate of up to 0.25% of the value of the assets in the relevant accounts. Because financial firms and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an incentive for financial firms and their financial advisors to favor one fund complex over another or one fund class over another.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

PA Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

The Trust currently offers up to seven classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares.

Class A, Class B and Class C shares of the Trust are offered through firms (“participating brokers”) which are members of the NASD, Inc. (“NASD”), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products, programs or accounts for which a fee may be charged.

Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified defined compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SERs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans or through the PIMCO College Access 529 Plan.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Under the Trust’s Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Class A, B and C Prospectuses under the caption “Investment Options — Class A, B and C Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

During the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

Class	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
Class A	$145,997	$114,232	$301,912
Class B	5,333,227	6,123,188	5,380,785
Class C	469,268	912,966	687,586

As described in the Class A, B and C Prospectus under the caption “Investment Options — Class A, B and C Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Distributor received an aggregate of $20,359,429, $8,360,607 and $27,856,694, respectively, and retained an aggregate of $2,756,254, $1,118,682 and $3,835,133, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the Class A, B and C Prospectus under the caption “Investment Options — Class A, B and C Shares—Distribution and Servicing (12b-1) Plans” and in the Class R Prospectus under the caption “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including specified benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).

Class B, Class C and Class R Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a specified benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively):

	Servicing Fee	Distribution Fee
Class B and Class C	0.25%	0.75%
Class R	0.25%	0.25%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including specified benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

All Funds(1)	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B (2)	0.25%	None
Class C (purchased before July 1, 1991)	0.25%	None
Class C(3) (purchased on or after July 1, 1991)	0.25%	0.65%
Class R	0.25%	0.25%

1.	Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997
2.	Payable only with respect to shares outstanding for one year or more.
3.	Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, PA Fund Management and their affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all of the Funds, other funds sponsored by the Distributor, PA Fund Management and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor, PA Fund Management and their affiliates may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, PA Fund Management and their affiliates.

The additional payments described above are made from the Distributor’s or PA Fund Management’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Distributor, PA Fund Management (and their affiliates) to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and normally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. Currently, the payments described above are generally not made with respect to Class D, Class R, Administrative Class or Institutional Class shares. In some cases, in addition to payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult you’re your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and PA Fund Management anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

AG Edwards & Sons, Inc.

American Express Financial Advisors, Inc.

Associated Financial Group, Inc.

AXA Advisors, LLC

Bank One Investment Corp.

Cadaret, Grant & Co., Inc.

Chase Investment Services, Inc.

Citigroup Global Markets, Inc.

Commonwealth Financial Network

Harris Investor Services

HSBC Securities

Jefferson Pilot Securities Corporation

Legg Mason Wood Walker, Inc.

Linsco/Private Ledger Corporation

McDonald Investments

Merrill Lynch, Pierce, Fenner & Smith Inc.

ML Stern & Co.

Morgan Stanley & Co.

Mutual Service Corporation

Oppenheimer & Co., Inc.

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc.

Securities America, Inc.

UBS Financial Services Inc.

United Planners’ Financial Services of America

US Allianz Securities

Wachovia Securities, Inc.

Walnut Street Securities, Inc.

Wells Fargo Investments

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing expense ratios and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid the Distributor an aggregate of $11,315,000, $6,349,370 and $6,226,486, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$59,206	$16,243	10,463
CCM Capital Appreciation Fund	416,911	296,300	271,104
CCM Emerging Companies Fund	0	0	0
CCM Focused Growth Fund	0	0	0
CCM Mid-Cap Fund(1)	325,645	224,895	291,311
Global Innovation Fund(1)	0	18,740	129,913
Healthcare Innovation Fund(1)	N/A	N/A	1,619
NACM Core Equity Fund(1)	206	63	N/A
NACM Flex-Cap Value Fund	2,256	53	N/A
NACM Global Fund	1,305	33	N/A
NACM Growth Fund	936	65	N/A
Former NACM International Fund(1)	2,219	39	N/A
NACM Pacific Rim Fund	25,333	47	N/A
NACM Value Fund	1,311	78	N/A
NFJ Large-Cap Value Fund(1)	5,019	755	0
NFJ Dividend Value Fund(1)	113,287	15,333	682
NFJ Small-Cap Value Fund	2,444,406	1,082,764	475,823
PEA Growth & Income Fund	62,860	51,655	31,529
PEA Growth Fund	258,817	240,542	351,052
PEA Innovation Fund	882,626	623,839	1,259,648
PEA Opportunity Fund	148,929	115,365	187,105
PEA Renaissance Fund	4,485,675	2,622,682	2,363,462
PEA Target Fund	475,357	353,185	556,412
PEA Value Fund	1,268,052	579,844	238,519
PPA Tax-Efficient Equity Fund(1)	0	14,023	14,709
PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	0	0
RCM Biotechnology Fund	22,738	3,527	171
RCM Emerging Markets Fund(1)	3,177	779	62
Former RCM Europe Fund(1)	0	1,670	22
RCM Global Equity Fund	N/A	189	71
RCM Global Healthcare Fund	21,766	4,636	252
RCM Global Small-Cap Fund	16,649	1,142	65
RCM Global Technology Fund	145,994	38,808	362
RCM International Growth Equity Fund	23,737	19,613	4,233
RCM Large-Cap Growth Fund	70,381	15,721	266
RCM Mid-Cap Fund	4,587	1,484	93
RCM Small-Cap Fund(1)	0	0	0
RCM Tax-Managed Growth Fund	25,615	1,968	66
Select Growth Fund(1)	N/A	3,290	21,566
Select International Fund(1)	0	N/A	15,906
Structured Emerging Markets Fund(1)	0	N/A	0

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2004, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $8,825,700; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $2,489,300. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

	Compensation	Sales Material and Other Expenses	Total
Asset Allocation Fund	$46,181	$13,025	$59,206
CCM Capital Appreciation Fund	325,191	91,720	416,911
CCM Mid-Cap Fund(1)	254,003	71,642	325,645
NACM Core Equity Fund(1)	161	45	206
NACM Flex-Cap Value Fund	1,760	496	2,256
NACM Global Fund	1,018	287	1,305
NACM Growth Fund	730	206	936
Former NACM International Fund(1)	1,731	488	2,219
NACM Pacific Rim Fund	19,760	5,573	25,333
NACM Value Fund	1,023	288	1,311
NFJ Large-Cap Value Fund(1)	3,915	1,104	5,019
NFJ Dividend Value Fund(1)	88,364	24,923	113,287
NFJ Small-Cap Value Fund	1,906,637	537,769	2,444,406
PEA Growth & Income Fund	49,031	13,829	62,860
PEA Growth Fund	201,877	56,940	258,817
PEA Innovation Fund	688,448	194,178	882,626
PEA Opportunity Fund	116,165	32,764	148,929
PEA Renaissance Fund	3,498,827	986,849	4,485,675
PEA Target Fund	370,778	104,579	475,357
PEA Value Fund	989,081	278,971	1,268,052
PPA Tax-Efficient Equity Fund(1)	0	0	0
RCM Biotechnology Fund	17,736	5,002	22,738
RCM Emerging Markets Fund(1)	2,478	699	3,177
Former RCM Europe Fund(1)	0	0	0
RCM Global Healthcare Fund	16,977	4,789	21,766
RCM Global Small-Cap Fund	12,986	3,663	16,649
RCM Global Technology Fund	113,875	32,119	145,994
RCM International Growth Equity Fund	18,515	5,222	23,737
RCM Large-Cap Growth Fund	54,897	15,484	70,381
RCM Mid-Cap Fund	3,578	1,009	4,587
RCM Tax-Managed Growth Fund	19,980	5,635	25,615

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class B Plans

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid the Distributor an aggregate of $25,341,257, $17,451,706 and $20,098,172 respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$397,660	$117,949	87,834
CCM Capital Appreciation Fund	714,772	557,966	672,029
CCM Emerging Companies Fund	0	0	0
CCM Focused Growth	0	0	0
CCM Mid-Cap Fund(1)	619,171	546,056	771,516
Global Innovation(1)	0	60,117	432,127
Healthcare Innovation Fund(1)	N/A	N/A	5,510
NACM Core Equity Fund(1)	1,384	490	N/A
NACM Flex-Cap Value Fund	6,685	296	N/A
NACM Global Fund	6,970	185	N/A
NACM Growth Fund	4,820	334	N/A
Former NACM International Fund(1)	4,500	209	N/A
NACM Pacific Rim Fund	31,021	245	N/A
NACM Value Fund	6,544	401	N/A
NFJ Large-Cap Value Fund(1)	8,500	1,906	0
NFJ Dividend Value Fund(1)	301,452	38,453	1,961
NFJ Small-Cap Value Fund	3,073,344	1,925,047	1,231,048
PEA Growth & Income Fund	223,973	142,078	143,273
PEA Growth Fund	628,940	711,037	1,248,037
PEA Innovation Fund	2,826,885	2,334,034	5,290,527
PEA Opportunity Fund	206,516	111,577	199,560
PEA Renaissance Fund	11,264,856	7,678,843	6,922,444
PEA Target Fund	1,101,624	1,064,498	1,899,021
PEA Value Fund	3,514,641	2,004,416	977,976
PPA Tax-Efficient Equity Fund(1)	0	50,815	78,853
PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	0	0
RCM Biotechnology Fund	52,781	7,179	428
RCM Emerging Markets Fund(1)	4,801	1,499	157
Former RCM Europe Fund(1)	0	545	53
RCM Global Equity Fund(1)	0	312	40
RCM Global Healthcare Fund	63,392	16,809	1,755
RCM Global Small-Cap Fund	36,783	2,359	134
RCM Global Technology Fund	53,395	5,393	255
RCM International Growth Equity Fund	44,415	32,869	12,696
RCM Large-Cap Growth Fund	70,501	15,383	155
RCM Mid-Cap Fund	12,268	1,540	40
RCM Small-Cap Fund(1)	0	0	0
RCM Tax-Managed Growth Fund	58,663	5,899	12
Select Growth Fund(1)	N/A	14,967	85,618
Select International Fund(1)	N/A	N/A	35,113
Structured Emerging Markets Fund(1)	N/A	N/A	0

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2004, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $19,766,180; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal, operations and financing charges and expenses), $5,575,077. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

	Compensation	Sales Material and Other Expenses	Total
Asset Allocation Fund	$310,175	$87,485	$397,660
CCM Capital Appreciation Fund	557,522	157,250	714,772
CCM Mid-Cap Fund(1)	482,953	136,218	619,171
NACM Core Equity Fund(1)	1,080	304	1,384
NACM Flex-Cap Value Fund	5,214	1,471	6,685
NACM Global Fund	5,437	1,533	6,970
NACM Growth Fund	3,760	1,060	4,820
Former NACM International Fund(1)	3,510	990	4,500
NACM Pacific Rim Fund	24,196	6,825	31,021
NACM Value Fund	5,104	1,440	6,544
NFJ Large-Cap Value Fund(1)	6,630	1,870	8,500
NFJ Dividend Value Fund(1)	235,133	66,319	301,452
NFJ Small-Cap Value Fund	2,397,208	676,136	3,073,344
PEA Growth & Income Fund	174,699	49,274	223,973
PEA Growth Fund	490,573	138,367	628,940
PEA Innovation Fund	2,204,970	621,915	2,826,885
PEA Opportunity Fund	161,082	45,434	206,516
PEA Renaissance Fund	8,786,588	2,478,268	11,264,856
PEA Target Fund	859,267	242,357	1,101,624
PEA Value Fund	2,741,420	773,221	3,514,641
PPA Tax-Efficient Equity Fund(1)	0	0	0
RCM Biotechnology Fund	41,169	11,612	52,781
RCM Emerging Markets Fund(1)	3,745	1,056	4,801
Former RCM Europe Fund(1)	0	0	0
RCM Global Healthcare Fund	49,446	13,946	63,392
RCM Global Small-Cap Fund	28,691	8,092	36,783
RCM Global Technology Fund	41,648	11,747	53,395
RCM International Growth Equity Fund	34,644	9,771	44,415
RCM Large-Cap Growth Fund	54,991	15,510	70,501
RCM Mid-Cap Fund	9,569	2,699	12,268
RCM Tax-Managed Growth Fund	45,757	12,906	58,663

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class C Plans

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid the Distributor an aggregate of $46,188,727, $34,151,969 and $46,145,379, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$717,335	$329,095	268,825
CCM Capital Appreciation Fund	996,147	737,293	800,708
CCM Emerging Companies Fund	0	0	0
CCM Focused Growth Fund	0	0	0
CCM Mid-Cap Fund(1)	783,664	673,296	892,118
Global Innovation Fund(1)	N/A	103,680	733,320
Healthcare Innovation Fund(1)	N/A	N/A	5,927
NACM Core Equity Fund(1)	752	289	N/A
NACM Flex-Cap Value Fund	8,855	487	N/A
NACM Global Fund	6,545	196	N/A
NACM Growth Fund	2,693	263	N/A
Former NACM International Fund(1)	10,984	1,302	N/A
NACM Pacific Rim Fund	68,849	256	N/A
NACM Value Fund	6,683	306	N/A
NFJ Large-Cap Value Fund(1)	19,560	3,602	0
NFJ Dividend Value Fund(1)	495,561	85,143	3,743
NFJ Small-Cap Value Fund	5,146,706	2,756,469	1,472,369
PEA Growth & Income Fund	292,016	191,674	160,428
PEA Growth Fund	6,529,611	6,899,460	11,651,101
PEA Innovation Fund	3,970,941	3,059,906	6,646,431
PEA Opportunity Fund	1,738,151	1,246,166	2,006,656
PEA Renaissance Fund	13,850,423	9,752,226	10,271,777
PEA Target Fund	5,980,790	5,217,154	9,053,425
PEA Value Fund	4,758,743	2,602,968	1,490,566
PPA Tax-Efficient Equity Fund(1)	0	95,865	117,765
PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	0	0
RCM Biotechnology Fund	66,347	9,997	629
RCM Emerging Markets Fund(1)	11,624	5,253	880
Former RCM Europe Fund(1)	1,804	968	58
RCM Global Equity Fund(1)	N/A	359	91
RCM Global Healthcare Fund	63,820	16,637	1,209
RCM Global Small-Cap Fund	79,055	6,432	486
RCM Global Technology Fund	82,808	9,853	294
RCM International Growth Equity Fund	343,967	302,489	113,528
RCM Large-Cap Growth Fund	64,449	13,392	102
RCM Mid-Cap Fund	17,359	3,276	73
RCM Small-Cap Fund(1)	0	0	0
RCM Tax-Managed Growth Fund	72,485	2,520	10
Select Growth Fund(1)	N/A	23,697	135,686
Select International Fund(1)	N/A	N/A	317,174
Structured Emerging Markets Fund(1)	N/A	N/A	0

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2004, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $36,027,207; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $10,161,520. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

	Compensation	Sales Material and Other Expenses	Total
Asset Allocation Fund	$559,521	$157,814	$717,335
CCM Capital Appreciation Fund	776,995	219,152	996,147
CCM Mid-Cap Fund(1)	611,258	172,406	783,664
NACM Core Equity Fund(1)	587	165	752
NACM Flex-Cap Value Fund	6,907	1,948	8,855
NACM Global Fund	5,105	1,440	6,545
NACM Growth Fund	2,101	592	2,693
Former NACM International Fund(1)	8,568	2,416	10,984
NACM Pacific Rim Fund	53,702	15,147	68,849
NACM Value Fund	5,213	1,470	6,683
NFJ Large-Cap Value Fund(1)	15,257	4,303	19,560
NFJ Dividend Value Fund(1)	386,538	109,023	495,561
NFJ Small-Cap Value Fund	4,014,431	1,132,275	5,146,706
PEA Growth & Income Fund	227,772	64,244	292,016
PEA Growth Fund	5,093,097	1,436,514	6,529,611
PEA Innovation Fund	3,097,334	873,607	3,970,941
PEA Opportunity Fund	1,355,758	382,393	1,738,151
PEA Renaissance Fund	10,803,330	3,047,093	13,850,423
PEA Target Fund	4,665,016	1,315,774	5,980,790
PEA Value Fund	3,711,820	1,046,923	4,758,743
PPA Tax-Efficient Equity Fund(1)	0	0	0
RCM Biotechnology Fund	51,751	14,596	66,347
RCM Emerging Markets Fund(1)	9,067	2,557	11,624
Former RCM Europe Fund(1)	1,407	397	1,804
RCM Global Healthcare Fund	49,780	14,040	63,820
RCM Global Small-Cap Fund	61,663	17,392	79,055
RCM Global Technology Fund	64,590	18,218	82,808
RCM International Growth Equity Fund	268,294	75,673	343,967
RCM Large-Cap Growth Fund	50,270	14,179	64,449
RCM Mid-Cap Fund	13,540	3,819	17,359
RCM Tax-Managed Growth Fund	56,538	15,947	72,485
Select Growth Fund(1)	0	0	0

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class R Plan

For the fiscal years ended June 30, 2004 and June 30, 2003, the Trust paid the Distributor as aggregate of $49,856 and $436, respectively, pursuant to the Class R Retail Plan. Class R shares of the Trust were initially offered to the public on December 31, 2002 and payments were made to the Distributor pursuant to the Class R Retail Plan as of such date. As a result, payments made to the Distributor for the fiscal year ended June 30, 2002 are not available. Such payments were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03(1)	Year Ended 6/30/02
CCM Capital Appreciation Fund	$958	$26	N/A
CCM Mid-Cap Fund(2)	1,330	30	N/A
NACM Global Fund	68	25	N/A
Former NACM International Fund(1)	0	25	N/A
NFJ Dividend Value Fund(2)	130	25	N/A
NFJ Small-Cap Value Fund	12,464	74	N/A
PEA Growth & Income Fund	498	25	N/A
PEA Growth Fund	64	25	N/A
PEA Renaissance Fund	20,918	24	N/A
PEA Value Fund	13,098	103	N/A
RCM Large-Cap Growth Fund	264	28	N/A
RCM Mid-Cap Fund	64	26	N/A

(1)	As stated above, Class R shares were initially offered to the public on December 31, 2002. As a result, the payments made to the Distributor pursuant to the Class R Retail Plan for the fiscal year ended June 30, 2003 reflects payments made over an approximate six-month period.
(2)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2004, the amounts collected pursuant to the Class R Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $38,888; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $10,968. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

	Compensation	Sales Material and Other Expenses	Tota1
CCM Capital Appreciation Fund	$747	$211	$958
CCM Mid-Cap Fund(1)	1,037	293	1,330
NACM Global Fund	53	15	68
Former NACM International Fund(1)	0	0	0
NFJ Dividend Value Fund(1)	101	29	130
NFJ Small-Cap Value Fund	9,722	2,742	12,464
PEA Growth & Income Fund	388	110	498
PEA Growth Fund	50	14	64
PEA Renaissance Fund	16,316	4,602	20,918
PEA Value Fund	10,216	2,882	13,098
RCM Large-Cap Growth Fund	206	58	264
RCM Mid-Cap Fund	50	14	64

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about the Fund.

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. As of June 30, 2004, such expenses were approximately $74,943,000 in excess of payments under the Class A Plan, $81,814,000 in excess of payments under the Class B Plan, ($1,881,000) in excess of payments under the Class C Plan, and $129,000 in excess of payments under the Class R Plan.

The allocation of such excess (on a pro rata basis) among the Funds listed below as of June 30, 2004 was as follows:

Fund	Class A	Class B	Class C	Class R
Asset Allocation Fund	$824,000	$294,000	$373,000	—
CCM Capital Appreciation Fund	2,667,000	702,000	166,000	$5,000
CCM Mid-Cap Fund(1)	4,221,000	693,000	79,000	6,000
NACM Core Equity Fund(1)	(8,000)	3,000	—	—
NACM Flex-Cap Value Fund	(14,000)	2,000	2,000	—
NACM Global Fund	(1,000)	—	(1,000)	—
NACM Growth Fund	1,000	(4,000)	(1,000)	—
Former NACM International Fund(1)	1,000	4,000	(4,000)	—
NACM Pacific Rim Fund	5,000	78,000	44,000	—
NACM Value Fund	—	5,000	(1,000)	—
NFJ Large-Cap Value Fund(1)	241,000	4,000	3,000
NFJ Dividend Value Fund(1)	38,000	476,000	864,000
NFJ Small-Cap Value Fund	5,554,000	5,296,000	559,000	36,000
PEA Growth & Income Fund	331,000	561,000	302,000	1,000
PEA Growth Fund	14,311,000	5,035,000	(14,544,000)	(12,000)
PEA Innovation Fund	12,499,000	26,641,000	3,554,000	—
PEA Opportunity Fund	5,607,000	537,000	(7,899,000)	—
PEA Renaissance Fund	11,145,000	25,581,000	2,324,000	72,000
PEA Target Fund	13,250,000	6,951,000	5,978,000	—
PEA Value Fund	1,527,000	7,982,000	4,623,000	23,000
PPA Tax-Efficient Equity Fund(1)	620,000	211,000	279,000	—
RCM Biotechnology Fund	95,000	148,000	120,000	—
RCM Emerging Markets Fund(1)	(1,000)	—	12,000	—
Former RCM Europe Fund(1)	16,000	6,000	61,000	—
RCM Global Healthcare Fund	50,000	107,000	44,000	—
RCM Global Small-Cap Fund	14,000	40,000	4,000	—
RCM Global Technology Fund	330,000	95,000	42,000	—
RCM International Growth Equity Fund	1,438,000	313,000	1,119,000	—
RCM Large-Cap Growth Fund	117,000	72,000	13,000	—
RCM Mid-Cap Fund	30,000	1,000	—	(2,000)
RCM Tax-Managed Growth Fund	35,000	(20,000)	4,000	—

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

88

The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 2004, was as follows:

Fund	Class A	Class B	Class C	Class R
Asset Allocation Fund	2.32%	0.47%	0.37%	—
CCM Capital Appreciation Fund	1.53	0.99	0.16	0.95%
CCM Mid-Cap Fund(1)	2.90	1.08	0.10	0.79
NACM Core Equity Fund(1)	-3.57	1.37	0.00	—
NACM Flex-Cap Value Fund	-0.91	0.16	0.09	—
NACM Global Fund	-0.07	0.00	-0.07	0.00
NACM Growth Fund	0.21	-0.60	-0.28	—
Former NACM International Fund(1)	0.09	0.58	-0.67	0.00
NACM Pacific Rim Fund	0.03	1.10	0.35	—
NACM Value Fund	0.00	0.05	-0.12	—
NFJ Large-Cap Value Fund(1)	6.49	0.19	0.08	—
NFJ Dividend Value Fund(1)	0.04	0.93	0.99	0.00
NFJ Small-Cap Value Fund	0.47	1.61	0.10	0.74
PEA Growth & Income Fund	1.31	2.35	1.06	0.80
PEA Growth Fund	14.08	8.71	-2.38	-70.59
PEA Innovation Fund	3.80	10.41	1.02	—
PEA Opportunity Fund	9.21	2.33	-4.55	—
PEA Renaissance Fund	0.46	1.93	0.14	0.45
PEA Target Fund	6.34	6.51	1.00	—
PEA Value Fund	0.18	1.68	0.66	0.27
PPA Tax-Efficient Equity Fund(1)	11.71	3.71	3.22	—
RCM Biotechnology Fund	0.68	1.81	1.30	—
RCM Emerging Markets Fund(1)	-0.03	0.00	1.38	—
Former RCM Europe Fund(1)	8.74	—	9.23	—
RCM Global Healthcare Fund	0.35	1.14	0.45	—
RCM Global Small-Cap Fund	0.15	0.58	0.03	—
RCM Global Technology Fund	0.40	1.25	0.32	—
RCM International Growth Equity Fund	15.38	5.98	3.09	—
RCM Large-Cap Growth Fund	0.32	0.86	0.17	0.00
RCM Mid-Cap Fund	1.06	0.05	0.00	-14.29
RCM Tax-Managed Growth Fund	0.28	-0.27	0.04	—

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Distribution and Administrative Services Plans for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by NASD rules.

Additional Information About Institutional and Administrative Class Shares

Institutional and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. The Distributor, PA Fund Management and their affiliates may pay, out of their own assets at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional or Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, PA Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional and Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Payments Pursuant to the Administrative Plans

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid qualified service providers an aggregate of $2,068,476, $1,221,607 and $1,328,836 respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the Funds listed below and were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$18,008	$32,833	1,091
CCM Capital Appreciation	555,057	405,092	473,589
CCM Emerging Companies Fund	118,486	83,695	56,607
CCM Focused Growth Fund	0	0	0
CCM Mid-Cap Fund(1)	407,368	248,117	347,692
NACM Core Equity Fund(1)	N/A	26	N/A
NACM Flex-Cap Value Fund	37	27	N/A
NACM Global Fund	35	25	N/A
NACM Growth Fund	30	25	N/A
Former NACM International Fund(1)	N/A	23	N/A
NACM Pacific Rim Fund	0	0	N/A
NACM Value Fund	34	26	N/A
NFJ Large-Cap Value Fund(1)	0	0	0
NFJ Dividend Value Fund(1)	3,217	2,714	2,661
NFJ International Value Fund	0	0	N/A
NFJ Equity Fund(1)	N/A	0	N/A
NFJ Small-Cap Value Fund	295,098	97,737	60,968
PEA Growth & Income Fund	2,078	16,652	76,424
PEA Growth Fund	509	3,490	14,609
PEA Innovation Fund	16,305	9,411	10,669
PEA Opportunity Fund	8,402	9,293	19,351
PEA Renaissance Fund	309,015	127,439	26,893
PEA Target Fund	812	3,479	16,713
PEA Value Fund	128,254	57,161	118,839
PPA Tax-Efficient Equity Fund(1)	N/A	9,223	35,643
RCM Biotechnology Fund	0	0	0
RCM Emerging Markets Fund(1)	N/A	0	0
Former RCM Europe Fund(1)	0	0	0
RCM Global Healthcare Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	1,007	8,996	11,942
RCM Large-Cap Growth Fund	204,699	94,824	3,271
RCM Mid-Cap Fund	25	20	10
RCM Small-Cap Fund(1)	N/A	0	0
RCM Tax-Managed Growth Fund	0	0	0
Select Growth Fund(1)	N/A	11,279	21,628
Select International Fund(1)	N/A	N/A	30,236

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

As described above under “Management of the Trust—Fund Administrator,” the Trust’s Administration Agreement includes a plan (the “Class D Plan”) adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers (“Service Organizations”)) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations (“Special Class D Services”): (i) facilities for placing orders directly for the purchase of a Fund’s Class D shares and tendering a Fund’s Class D shares for redemption; (ii) advertising with respect to a Fund’s Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor. A financial intermediary may be paid for its services directly or indirectly by the Funds, PA Fund Management, the Distributor or their affiliates in amounts normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients. The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator’s and the Distributor’s expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. In addition to the other payments described in this paragraph, the Distributor, PA Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by NASD rules.

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid qualified service providers an aggregate of $3,124,732, $1,953,143 and $3,021,501, respectively, pursuant to the Class D Plan. Such payments were allocated among the Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
Asset Allocation Fund	N/A	N/A	N/A
CCM Capital Appreciation Fund	$10,561	$7,848	$8,415
CCM Mid-Cap Fund(1)	37,472	20,196	15,927
Global Innovation Fund(1)	N/A	684	5,754
Healthcare Innovation Fund(1)	N/A	N/A	17
NACM Core Equity Fund(1)	N/A	26	N/A
NACM Flex-Cap Value Fund	119	27	N/A
NACM Global Fund	49	33	N/A
NACM Growth Fund	29	25	N/A
Former NACM International Fund(1)	N/A	29	N/A
NACM Pacific Rim Fund	1,455	20	N/A
NACM Value Fund	69	26	N/A
NFJ Large-Cap Value Fund(1)	59	26	N/A
NFJ Dividend Value Fund(1)	479	251	75
NFJ Small-Cap Value Fund	11,410	1,153	N/A
PEA Growth & Income Fund	1,294	528	57
PEA Growth Fund	273	141	158
PEA Innovation Fund	38,403	28,379	70,117
PEA Renaissance Fund	697,194	187,570	226,361
PEA Target Fund	3,165	2,215	3,160
PEA Value Fund	336,149	80,005	42,666
PPA Tax-Efficient Equity Fund(1)	N/A	185	182
RCM Biotechnology Fund	817,983	679,975	1,352,623
RCM Emerging Markets Fund(1)	N/A	4,169	6,235
Former RCM Europe Fund(1)	0	53,322	89,845
RCM Global Equity Fund(1)	N/A	19	10
RCM Global Healthcare Fund	428,287	366,897	513,997
RCM Global Small-Cap Fund	17,518	12,072	23,125
RCM Global Technology Fund	499,562	310,365	492,899
RCM International Growth Equity Fund	7,450	14,932	15,863
RCM Large-Cap Growth Fund	201,900	165,442	132,482
RCM Mid-Cap Fund	5,857	8,299	9,741

RCM Small-Cap Fund(1)	N/A	0	0
RCM Tax-Managed Growth Fund	7,995	8,273	11,559
Select Growth Fund(1)	N/A	11	222
Select International Fund(1)	N/A	N/A	11

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Class A, B and C Prospectus, the Class D Prospectus under the headings “Investment Options —Class A, B and C Shares” and “How to Buy and Sell Shares,” the Class R Prospectus under the heading “How to Buy and Sell Shares” and in the Institutional Prospectus under the headings “Investment Options — Institutional Class and Administrative Class Shares” and “Purchases, Redemptions & Exchanges,” and in the Guide (with respect to Class A, B, C and R shares only). Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Class A, B and C Prospectus and described in greater detail in the Guide. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors. In addition, as discussed in the Prospectuses, all share classes other than Class R are subject to a redemption fee of 2.00% on redemption and exchanges of shares within 60 days of their acquisition.

Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to any limits in the Class A, B and C Prospectus, the Class D Prospectus and the Class R Prospectus under the caption “How to Buy and Sell Shares— Exchanging Shares,” and in the Institutional Prospectus under the caption “Purchases, Redemptions and Exchanges—Exchange Privilege” and in the Guide (with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, or any series of PIMS, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the Class A, B and C Prospectus under “Alternative Purchase Arrangements.”

Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12 month period or in any calendar year. For example, the Trust may limit the number of “round trip” exchanges an investor may make. An investor makes a “round trip” exchange when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so as described in the Prospectuses.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in the Guide. The Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Redemption Fees

Certain redemptions and exchanges of Class A, Class B, Class C and Class D and Institutional and Administrative Class shares may also be subject to a redemption fee of up to 2.00%. See the applicable Prospectus for details.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Adviser and/or each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Because the Asset Allocation Fund invests exclusively in Institutional Class shares of Underlying PIMCO Funds, it generally does not pay brokerage commissions and related costs, but does indirectly bear a proportionate share of these costs incurred by the Underlying PIMCO Funds in which it invests.

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the following amounts of brokerage commissions were paid by the Funds (these amounts do not include those Funds which have only recently commenced operations and did not pay brokerage commissions during the periods shown):

Fund*	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
CCM Capital Appreciation Fund	$3,677,546	$3,208,225	$1,969,477
CCM Emerging Companies Fund	4,095,882	2,258,288	1,088,934
CCM Focused Growth Fund	2,854	10,826	5,356
CCM Mid-Cap Fund(1)	4,065,963	3,704,717	4,435,278
Global Innovation Fund(1)	N/A	448,998	1,175,194
NACM Core Equity Fund(1)	8,204	14,090	N/A
NACM Flex-Cap Value Fund	40,806	16,683	N/A
NACM Global Fund	32,937	12,939	N/A
NACM Growth Fund	11,927	7,643	N/A
Former NACM International Fund(1)	85,579	21,657	N/A
NACM Pacific Rim Fund	198,699	69,392	N/A
NACM Value Fund	7,593	5,708	N/A
NFJ Large-Cap Value Fund(1)	32,535	8,249	3,167
NFJ Dividend Value Fund(1)	450,633	159,222	N/A
NFJ Small Cap Value Fund	3,895,096	2,722,237	1,604,558
PEA Growth & Income Fund	132,723	130,199	177,895
PEA Growth Fund	1,586,541	2,058,574	2,622,362
PEA Innovation Fund	11,181,865	14,400,670	8,018,269

PEA Opportunity Fund	2,808,187	2,775,008	2,158,577
PEA Renaissance Fund	13,596,999	14,560,094	16,974,540
PEA Target Fund	2,851,549	3,634,623	3,775,543
PEA Value Fund	4,408,409	5,005,459	3,915,882
PIMCO NFJ International Value Fund(1)	5,478	N/A	N/A
PIMCO Mid Cap Value Fund(1)	3,894	N/A	N/A
PIMCO Disciplined Value Fund(1)	3,036	N/A	N/A
PIMCO Small Cap Value Fund(1)	3,504	N/A	N/A
PIMCO Core Equity Fund(1)	2,336	N/A	N/A
PIMCO Balanced Value Fund(1)	1,950	N/A	N/A
PIMCO International Value Fund(1)	6,254	N/A	N/A
PIMCO Large Cap Value Fund(1)	1,969	N/A	N/A
PPA Tax-Efficient Equity Fund(1)	4,716	42,039	35,209
PPA Tax-Efficient Structured Emerging Markets Fund	122,763	149,161	175,676
RCM Biotechnology Fund	1,288,491	1,797,259	1,027,009
RCM Emerging Markets Fund(1)	123,202	78,652	24,855
Former RCM Europe Fund(1)	68,706	189,520	91,460
RCM Global Equity Fund(1)	N/A	6,327	8,727
RCM Global Healthcare Fund	1,254,047	767,782	459,817
RCM Global Small-Cap Fund	729,145	97,052	103,272
RCM Global Technology Fund	3,692,389	3,411,821	2,231,996
RCM International Growth Equity Fund	505,697	315,273	376,218
RCM Large-Cap Growth Fund	781,388	97,052	164,167
RCM Mid-Cap Fund	1,471,216	1,137,799	1,118,700
RCM Small-Cap Fund(1)	20,535	114,018	230,399
RCM Tax-Managed Growth Fund	61,552	13,998	6,298
RCM Europe Fund	1,489	N/A	N/A
Select Growth Fund(1)	N/A	47,312	152,425
Select International Fund(1)	N/A	N/A	170,043
Structured Emerging Markets Fund(1)	N/A	N/A	63,057

TOTAL	$63,169,157	$63,049,568	$53,189,166

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds. Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is due to a significant decrease (or increase) in the size of the Fund and the volatility of the relevant market for the Fund.

The Adviser or, pursuant to the portfolio management agreements, a Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. The Adviser and Sub-Advisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Sub-Advisers receive research services from many broker-dealers with which the Adviser and Sub-Advisers place the Trust’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Sub-Advisers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Sub-Advisers receive such services.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser and Sub-Advisers may cause the Trust to pay broker-dealers which provide them with “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Sub-Advisers may also consider sales of shares of the Trust and of other PIMCO Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

The Adviser or a Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002. Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Adviser and its affiliates (e.g., Allianz AG) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Fiscal Year Ended June 30, 2004

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM Emerging Market	Dresdner Kleinworth Wasserstein	4,875.00	3.957%	0.003%
RCM International Growth Equity Fund	Dresdner Kleinworth Wasserstein	1,477.20	0.292	0.000
RCM Global Technology Fund	Dresdner Kleinworth Wasserstein	17,752.00	0.481	0.000
RCM Global Small-Cap Fund	Dresdner Kleinworth Wasserstein	331.88	0.046	0.000
RCM Europe Fund	Dresdner Kleinworth Wasserstein	14,867.59	21.639	0.010

Fiscal Year Ended June 30, 2003

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
NACM Global	Dresdner Kleinworth Wasserstein Securities LLC	$20	0.155%	0.000%

Former NACM International(1)	Dresdner Kleinworth Benson North America	$56	0.257%	0.001%
Former RCM Europe(1)	Dresdner Kleinwort Benson North America	$27,816	14.677%	0.026%
	Dresdner Kleinworth Wasserstein Securities LLC	$26,180	13.814%	0.025%
RCM Global Small-Cap	Dresdner Kleinworth Benson North America	$131	0.135%	0.000%
RCM International Growth Equity	Dresdner Kleinworth Wasserstein Securities LLC	$11,431	3.626%	0.006%
	Dresdner Kleinworth Benson North America	$3,178	1.008%	0.002%
	Dresdner Kleinworth Benson	$2,479	0.786%	0.001%

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Fiscal Year Ended June 30, 2002

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
CCM Capital Appreciation	Deutsche Banc Alex Brown Inc.	$69,020	3.505%	0.004%
	Deutsche Morgan Grenfell Global Custody	$2,300	0.117%	0.000%
CCM Emerging Companies	Deutsche Banc Alex Brown Inc.	$30,320	10.375%	0.006%
CCM Mid-Cap	Deutsche Morgan Grenfell	$9,355	0.211%	0.000%
	Deutsche Banc Alex Brown Inc.	$141,383	3.188%	0.005%
Global Innovation(1)	Deutsche Banc Alex Brown Inc.	$14,165	1.205%	0.001%
Healthcare Innovation(1)	Deutsche Banc Alex Brown Inc.	$30	0.876%	N/A
PEA Growth	Deutsche Banc Alex Brown Inc.	$56,930	2.171%	0.002%
PEA Growth & Income	Deutsche Banc Alex Brown Inc.	$8,250	4.638%	0.005%
PEA Innovation	Deutsche Banc Alex Brown Inc.	$27,928	0.348%	0.000%

PEA Opportunity	Deutsche Banc Alex Brown Inc.	$5,445	0.702%	0.000%
PEA Renaissance	Deutsche Banc Alex Brown Inc.	$629,691	3.710%	0.007%
PEA Target	Deutsche Banc Alex Brown Inc.	$18,716	1.210%	0.001%
PEA Value	Deutsche Banc Alex Brown Inc.	$115,778	2.957%	0.005%
	Deutsche Bank Securities Corp	$71,320	1.821%	0.003%
PPA Tax-Efficient Structured Emerging Markets(1)	Hypovereins bank Luxembourg	$3,269	1.860%	0.007%
	Hypovereins bank AG	$1,286	0.732%	0.003%
	Hypovereins bank Hungaria RT	$1,048	0.596%	0.002%
	Hypovereins bank Polska S.A.	$4,916	2.797%	0.010%
RCM Biotechnology	Deutsche Bank Securities Inc.	$12,805	1.247%	0.001%
RCM Emerging Markets(1)	Credit Lyonnais	$1,691	6.804%	0.007%
	Deutsche Bank S.A.	$1,494	6.011%	0.006%
Former RCM Europe(1)	Deutsche Bank Securities Inc.	$3,528	3.857%	0.002%
	Dresdner Kleinworth Benson North America	$10,501	11.482%	0.007%
	Dresdner Kleinworth Wasserstein Securities LLC	$15,539	16.990%	0.010%
RCM Global Equity	Credit Lyonnais Securities	$80	0.916%	0.001%
	Deutsche Bank Securities Inc.	$286	3.277%	0.004%
RCM Global Technology	Credit Lyonnais Securities (USA) Inc.	$11,364	0.509%	0.001%
	Deutsche Bank Securities Inc.	$85,973	3.852%	0.004%
RCM International Growth Equity	Credit Lyonnais Securities	$4,002	1.064%	0.001%
	Deutsche Alex Brown London	$1,943	0.517%	0.000%
	Deutsche Bank Asia Securities Ltd	$860	0.229%	0.000%
	Deutsche Bank	$20,844	5.540%	0.003%
	Dresdner Kleinworth Wasserstein Securities LLC	$10,894	2.896%	0.002%

RCM Large-Cap Growth	Deutsche Bank Securities Inc.	$16,301	9.930%	0.006%
RCM Mid-Cap	Deutsche Bank Securities Inc.	$26,131	2.336%	0.002%
RCM Small-Cap(1)	Deutsche Bank Securities Inc.	$4,023	1.746%	0.001%
RCM Tax-Managed Growth	Deutsche Bank Securities Inc.	$81	1.290%	0.001%
Select Value(1)	Deutsche Banc Alex Brown Inc.	$15	0.410%	0.000%
Structured Emerging Markets Fund(1)	Hypovereins bank Luxembourg	$5,342	8.472%	N/A

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* held by each Fund, if any, at the end of fiscal year 2004 (June 30, 2004).

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Regular Broker- Dealer Held by Fund
CCM Capital Appreciation	State Street Bank & Trust	15,590,000.00
	Citigroup Global Markets Securities	12,954,667.50
	Goldman Sachs & Co.	12,513,864.00
	Merrill Lynch, Pierce, Fenner & Smith	12,431,594.00
	JP Morgan Chase & Co.	8,715,496.00
	Morgan Stanley Group, Inc.	8,627,895.00
CCM Emerging Companies	State Street Bank & Trust	13,715,000.00
CCM Focused Growth	State Street Bank & Trust	298,000.00
	Citigroup Global Markets Securities	65,100.00
CCM Mid-Cap	State Street Bank & Trust	31,265,000.00
	Bear Stearns & Co.	9,316,255.00
	Instinet Clearing Services	412,368.00
NACM Flex-Cap Value	State Street Bank & Trust	489,000.00
	Citigroup Global Markets Securities	297,600.00
	Goldman Sachs & Co.	65,912.00
NACM Global	State Street Bank & Trust	183,000.00

	Credit Suisse First Boston Corporation	125,578.00
	JP Morgan Chase & Co.	81,417.00
	UBS/SBC Warburg	49,498.42
NACM Growth	State Street Bank & Trust	83,000.00
NACM Pacific Rim	State Street Bank & Trust	1,193,000.00
NACM Value	JP Morgan Chase & Co.	162,834.00
	State Street Bank & Trust	105,000.00
	Citigroup Global Markets Securities	79,050.00
NFJ Large-Cap Value	State Street Bank & Trust	573,000.00
	JP Morgan Chase & Co.	360,561.00
	Lehman Brothers	233,275.00
NFJ Dividend Value	State Street Bank & Trust	17,519,000.00
	JP Morgan Chase & Co.	5,815,500.00
	Morgan Stanley Group, Inc.	5,804,700.00
NFJ International Value	State Street Bank & Trust	16,000.00
NFJ Small-Cap Value	State Street Bank & Trust	51,936,000.00
PEA Growth	Citigroup Global Markets Securities	17,205,000.00
	Merrill Lynch, Pierce, Fenner & Smith	13,932,238.00
	State Street Bank & Trust	5,661,000.00
PEA Growth & Income	Goldman Sachs & Co.	4,321,404.76
	Citigroup Global Markets Securities	2,325,000.00
	JP Morgan Chase & Co.	2,132,350.00
	Morgan Stanley Group, Inc.	1,583,100.00
	State Street Bank & Trust	990,000.00
PEA Innovation	State Street Bank & Trust	23,495,000.00
PEA Opportunity	State Street Bank & Trust	7,199,000.00
PEA Renaissance	State Street Bank & Trust	599,917,000.00
	JP Morgan Chase & Co.	192,175,136.00
PEA Target	State Street Bank & Trust	28,317,000.00
PEA Value	State Street Bank & Trust	281,426,000.00
	JP Morgan Chase & Co.	121,861,864.00
	Citigroup Global Markets Securities	116,715,000.00
	Merrill Lynch, Pierce, Fenner & Smith	19,432,800.00
	Lehman Brothers, Inc.	5,267,500.00
RCM Biotechnology	State Street Bank & Trust	8,492,000.00
Former RCM Europe(1)	UBS/SBC Warburg	96,973.38
	Credit Suisse First Boston Corporation	21,252.74
RCM Global Healthcare	State Street Bank & Trust	6,934,000.00

RCM Global Small-Cap	State Street Bank & Trust	2,601,000.00
RCM Global Technology	State Street Bank & Trust	53,305,000.00
RCM International Growth Equity	UBS/SBC Warburg	1,698,803.76
	State Street Bank & Trust	1,096,000.00
RCM Large-Cap Growth	State Street Bank & Trust	19,257,000.00
	Goldman Sachs & Co.	10,969,640.00
	Citigroup Global Markets Securities	8,672,250.00
RCM Mid-Cap	State Street Bank & Trust	6,108,000.00
RCM Tax-Managed Growth	Merrill Lynch, Pierce, Fenner & Smith	1,079,600.00
	State Street Bank & Trust	436,000.00

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” With the exception of the RCM Tax-Managed Growth Fund (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates), and may adversely impact a Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Because the Adviser does not expect to reallocate the Asset Allocation Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rate for the Asset Allocation Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Asset Allocation Fund indirectly bears the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.

NET ASSET VALUE

As indicated in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value (“NAV”) of a class of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Trust may also calculate the Market value for NASDAQ National Market and SmallCap securities using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Europe, RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM International Growth Equity, NACM Global, NACM International and NACM Pacific Rim may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or their designees, pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of classes of shares of the Funds with higher service and/or distribution fees applicable to such shares may be lower than the per share net asset value of the classes of shares with lower or no service and/or distribution fees as a result of the higher daily expense accruals of the service and/or distribution fees applicable to such classes. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

TAXATION

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”) and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund must distribute each taxable year an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. For purposes of the Qualifying Income Test, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income if such gains are not directly related to investing in securities (or options and futures with respect to stock or securities). To date, such regulations have not been issued.

Distributions

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if a Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reduces the shareholder’s basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities is generally not so exempt. While the RCM Tax-Managed Growth Fund seeks to minimize taxable distributions, the Fund may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. The Fund will advise shareholders annually of the amount and nature of the dividends paid to them. The tax status of the Fund and the distributions which it may make are summarized in the Prospectuses under the captions “Fund Distributions” and “Tax Consequences.”

Long-term capital gain rates have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—through December 31, 2008.

A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

The Asset Allocation Fund will not be able to offset gains realized by one Underlying PIMCO Fund in which such Fund invests against losses realized by another Underlying PIMCO Fund in which such Fund invests. The Asset Allocation Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. More generally, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. A Fund’s investment in other investment companies could therefore affect the amount, timing and character of distributions to shareholders of such Fund.

Depending on the Asset Allocation Fund’s percentage ownership in an Underlying PIMCO Fund both before and after a redemption, the Asset Allocation Fund’s redemption of shares of such Underlying PIMCO Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund’s tax basis in the shares of the Underlying PIMCO Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Asset Allocation Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying PIMCO Funds directly. If the Asset Allocation Fund receives dividends from an Underlying PIMCO Fund qualifying as a regulated investment company which the Underlying PIMCO Fund designates as qualified dividend income and the Asset Allocation Fund meets holding period and other requirements with respect to the shares of that regulated investment company, the Asset Allocation Fund may designate its distributions derived from those dividends as qualified dividend income.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. As mentioned above, long-term capital gain rates have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—through December 31, 2008.

Backup Withholding

The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

U.S. Treasury Regulations affecting the application to foreign investors of the backup withholding and withholding tax rules generally became effective for payments made after December 31, 2000. In some circumstances, these rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders, including shareholders of the Asset Allocation Fund.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to treat the PFIC as a “qualified electing fund” (“QEF”). The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund’s income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. Although the Asset Allocation Fund may itself be entitled to a deduction for such taxes paid by an Underlying PIMCO Fund in which the Asset Allocation Fund invests, the Asset Allocation Fund will not be able to pass any such credit or deduction through to its own shareholders. In addition, a Fund which invests in other investment companies, including the Asset Allocation Fund, may not be able to pass any such credit or deduction for taxes paid by the underlying investment company through to its own shareholders.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income security issued at a discount to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of and investment of an investment on their particular tax situation.

Other Taxation

From time to time, certain of the Trust’s series may be considered under the Code to be nonpublicly offered regulated investment companies. Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the PEA Growth & Income, NFJ Dividend Value, NFJ Large-Cap Value, NFJ International Value, PEA Value, PEA Renaissance and Asset Allocation Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have them paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Performance Information

From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The PEA Value, NFJ Dividend Value, NFJ Large-Cap Value, PEA Renaissance, and Asset Allocation Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class (and yield of each class in the case of the PEA Value, NFJ Dividend Value, NFJ Large-Cap Value, PEA Renaissance and Asset Allocation Funds and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

The PIMCO RCM Funds (except the RCM Europe, RCM Global Resources and RCM Financial Services Funds) were formerly a series of funds of Dresdner RCM Global Funds, Inc., and were reorganized into the respective Funds of the MMS Trust on February 1, 2002. Performance information shown for periods prior to February 1, 2002 (including that presented in any advertisements for these PIMCO RCM Funds) is based upon the historical performance of the predecessor funds of these PIMCO RCM Funds, adjusted as set forth herein.

The PIMCO NACM Pacific Rim Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the MMS Trust on July 20, 2002. Performance information shown for periods prior to July 20, 2002 (including that presented in any advertisements for the PIMCO NACM Pacific Rim Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, adjusted as set forth herein.

The PIMCO NACM International Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the MMS Trust on October 15, 2004. Performance information shown for periods prior to October 15, 2004 (including that presented in any advertisements for the PIMCO NACM International Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate International Systematic Fund, adjusted as set forth herein.

Calculation of Yield

Quotations of yield for certain of the Funds may be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD =	2[( a-b + 1)[6] - 1]
cd

where	a =	dividends and interest earned during the period,
	b =	expenses accrued for the period (net of reimbursements),
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d =	the maximum offering price per share on the last day of the period.

The yield of a Fund will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

The performance results shown on the subsequent pages for the PEA Value, PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity, PEA Growth & Income and PEA Innovation Funds reflects the results of operations under these Funds’ previous Sub-Adviser(s) for periods prior to May 8, 2000, May 8, 2000, May 7, 1999, July 1, 1999, March 6, 1999, March 6, 1999, July 1, 1999, March 6, 1999, November 15, 1994 and November 1, 2000 respectively. These Funds would not necessarily have achieved the results shown under their current investment management arrangements.

The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 2004. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

Average Annual Total Return for Periods Ended June 30, 2004*

Fund	Class**	1 Year		5 Years		10 Years		Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
CCM Capital Appreciation	Institutional Administrative Class A Class B Class C Class D Class R	16.54 16.24 9.65 10.25 14.22 16.06 15.69	% % % % % % %	1.05 0.85 -0.42 -0.28 -0.03 0.72 0.28	% % % % % % %	12.16 11.91 11.12 11.18 10.93 11.76 11.32	% % % % % % %	12.21 11.95 11.32 11.36 10.97 11.80 11.37	% % % % % % %	3/8/91	3/8/91 7/31/96 1/20/97 1/20/97 1/20/97 4/8/98 12/31/02
CCM Emerging Companies	Institutional Administrative	31.57 31.33	% %	13.36 13.10	% %	16.31 16.03	% %	15.66 15.39	% %	6/25/93	6/25/93 4/1/96
CCM Focused Growth	Institutional Administrative	22.61 N/A	%	N/A N/A		N/A N/A		-4.89 N/A	%	8/31/99	8/31/99

CCM Mid-Cap	Institutional Administrative Class A Class B Class C Class D Class R	23.51 23.22 16.27 17.11 21.10 23.01 22.64	% % % % % % %	5.63 5.35 4.05 4.14 4.44 5.23 4.84	% % % % % % %	12.85 12.57 11.78 11.83 11.58 12.45 12.01	% % % % % % %	12.38 12.10 11.45 11.49 11.11 11.97 11.55	% % % % % % %	8/26/91	8/26/91 11/30/94 1/13/97 1/13/97 1/13/97 4/8/98 12/31/02
NFJ Large-Cap Value	Institutional Administrative Class A Class B Class C Class D	21.46 N/A 14.27 15.07 19.05 21.02	% % % % %	N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A		10.31 N/A 8.28 8.61 8.98 9.78	% % % % %	5/8/00	5/8/00 7/19/02 7/19/02 7/19/02 7/19/02
NFJ Dividend Value	Institutional Administrative Class A Class B Class C Class D Class R	23.11 22.69 15.73 16.57 20.57 22.53 22.17	% % % % % % %	N/A N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A N/A		11.66 11.37 9.60 9.96 10.28 11.10 10.83	% % % % % % %	5/8/00	5/8/00 5/8/00 10/31/01 10/31/01 10/31/01 10/31/01 12/31/02
NFJ Small-Cap Value	Institutional Administrative Class A Class B Class C Class D Class R	29.53 28.04 21.95 23.11 27.08 29.04 28.62	% % % % % % %	13.79 13.27 12.02 12.20 12.44 13.32 12.95	% % % % % % %	14.78 14.37 13.66 13.72 13.46 14.32 13.93	% % % % % % %	14.18 13.80 13.21 13.25 12.87 13.72 13.34	% % % % % % %	10/1/91	10/1/91 11/1/95 1/20/97 1/20/97 1/20/97 6/28/02 12/31/02
PEA Growth & Income***	Institutional Administrative Class A Class B Class C Class D Class R	18.66 18.56 16.48 12.12 15.93 18.00 17.53	% % % % % % %	4.58 4.29 2.92 3.14 3.30 4.06 3.76	% % % % % % %	N/A N/A N/A N/A N/A N/A N/A		13.48 13.18 12.31 12.37 12.14 12.97 12.61	% % % % % % %	12/28/94	12/28/94 4/16/01 7/31/00 7/31/00 7/31/00 7/31/00 12/31/02
PEA Value	Institutional Administrative Class A Class B Class C Class D Class R	36.10 35.72 28.13 29.85 33.53 35.58 35.04	% % % % % % %	11.39 11.07 9.70 9.85 10.12 10.97 10.57	% % % % % % %	16.21 15.89 15.09 15.15 14.89 15.78 15.35	% % % % % % %	14.78 14.47 13.81 13.85 13.48 14.35 14.40	% % % % % % %	12/30/91	12/30/91 8/21/97 1/13/97 1/13/97 1/13/97 4/8/98 12/31/02

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.
**	For all Funds listed above, Class A, Class B, Class C, Class D, Class R and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D, Class R and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D, Class R and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class and are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum) and (ii) administrative fee charges, which generally are lower than Class A, B and C charges for the Institutional and Administrative Classes, higher for Class D and higher for Class R. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses.

***	The investment objective and policies of the Growth & Income Fund were changed effective August 1, 2000, and its investment objective was changed on September 26, 2002. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

The following table sets forth the average annual total return of certain classes of shares of the following Funds (each of which, except for the Asset Allocation Funds, was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 2004. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the PAF predecessor series.

Average Annual Total Return for Periods Ended June 30, 2004*

Fund	Class***	1 Year		5 Years		10 Years		Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
Asset Allocation	Class A Class B Class C Institutional Administrative	9.82 10.39 14.35 16.70 N/A	% % % %	3.00 3.09 3.42 4.70 N/A	% % % %	N/A N/A N/A N/A N/A		5.22 5.34 5.47 6.79 N/A	% % % %#	9/30/98	9/30/98 9/30/98 9/30/98 2/26/99 2/26/99

PEA Growth	Class A Class B Class C Class D Class R Institutional Administrative	12.83 13.50 17.50 19.31 18.93 19.83 19.53	% % % % %# % %	-7.09 -7.06 -6.77 -6.08 -6.98 -5.72 -6.03	% % % %# %# %# %#	7.36 7.38 7.13 7.92 7.57 8.35 8.04	% % % %# %# %# %#	11.83 11.86 11.30 12.13 11.75 12.57 12.27	%# % % %# %# %# %#	2/24/84	10/26/90 5/23/95 2/24/84 1/31/00 12/31/02 3/31/99 3/31/99

PEA Innovation	Class A Class B Class C Class D Institutional Administrative	19.39 20.47 24.39 26.31 26.86 26.63	% % % % % %	-11.89 -11.77 -11.56 -10.82 -10.61 -10.73	% % % % %# %#	N/A N/A N/A N/A N/A N/A		9.12 9.21 8.99 9.83 10.16 9.96	% % % % %# %#	12/22/94	12/22/94 5/22/95 12/22/94 4/8/98 3/5/99 3/10/00

PEA Opportunity	Class A Class B Class C Class D Institutional Administrative	28.05 29.47 33.47 N/A 36.02 38.74	% % % % %	3.13 3.31 3.56 N/A 4.54 4.36	% % % %# %#	9.29 9.35 9.10 N/A 10.24 10.02	% % % % %	13.80 13.82 13.29 N/A 14.53 14.27	%# % % %# %#	2/24/84	12/17/90 3/31/99 2/24/84 N/A 3/31/99 3/31/99

PEA Renaissance**	Class A Class B Class C Class D Class R Institutional Administrative	35.92 37.44 41.74 43.74 43.28 44.34 43.93	% % % % %# % %	14.03 14.22 14.46 15.36 14.91 15.66 15.54	% % % %# %# %# %#	18.35 18.38 18.13 19.84 18.60 19.41 19.19	% % % %# %# %# %#	14.56 14.59 14.10 14.97 14.55 15.37 15.13	%# % % %# %# %# %#	4/18/88	2/1/91 5/22/95 4/18/88 4/8/98 12/31/02 12/30/97 8/31/98

PEA Target	Class A Class B Class C Class D Institutional Administrative	21.63 22.71 26.82 28.64 29.23 29.01	% % % % % %	2.93 3.08 3.42 4.09 4.37 4.33	% % % % %# %#	11.96 12.05 11.80 12.58 13.01 12.85	% % % % %# %#	12.01 12.05 11.77 12.56 12.99 12.81	% % % % %# %#	12/17/92	12/17/92 5/22/95 12/17/92 6/9/00 3/31/99 3/31/99

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

**	The investment objective and policies of the PEA Renaissance Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.
***	Class A, Class B, Class D, Class R, Institutional Class and Administrative Class total return presentations for the Funds listed for periods prior to the Inception Date of the particular class of a Fund (with the exception of Class D, Institutional Class and Administrative Class shares of the PEA Innovation Fund, Class D, Institutional Class and Administrative Class shares of the PEA Target Fund and Institutional and Administrative Class performance of the Asset Allocation Fund) reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which generally are lower than Class A, B and C charges for the Institutional and Administrative Classes, higher for Class D and higher for Class R. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Class D, Institutional Class and Administrative Class shares of the PEA Target Fund, and Institutional and Administrative Class performance of the Asset Allocation Fund are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with certain other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares (although the Funds bear certain of their other expenses, as described in the Prospectuses and elsewhere in this Statement of Additional Information). Under the current fee structure, the PEA Renaissance Fund, PEA Growth Fund, PEA Target Fund, PEA Opportunity Fund and PEA Innovation Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted classes of the noted Funds resulted in performance for the period shown which is higher than if the historical Class C or Class A share performance (i.e., the older class used for prior periods) were not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes’ actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

Total Return for Periods Ended June 30, 2004*

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year		5 Years		10 Years		Since Inception of Fund (Annualized)
Asset Allocation	Institutional Administrative	16.70 N/A	%	4.31 N/A	%	N/A N/A		6.31 N/A	%
PEA Growth	Class A Class D Class R Institutional Administrative	12.83 19.31 18.93 19.83 19.53	% % % % %	-9.09 -6.16 -6.65 -5.72 -6.03	% % % % %	7.36 7.48 7.20 7.76 7.58	% % % % %	11.56 11.48 11.34 11.62 11.53	% % % % %
PEA Innovation	Institutional Administrative	26.86 26.63	% %	-10.60 -10.97	% %	N/A N/A		9.97 9.72	% %
PEA Opportunity	Class A Class D Institutional Administrative	28.05 N/A 36.02 35.74	% % %	3.13 N/A 4.54 4.36	% % %	9.29 N/A 9.65 9.56	% % %	13.52 N/A 13.56 13.82	% % %
PEA Renaissance	Class A Class D Class R Institutional Administrative	35.92 43.74 43.28 44.34 43.93	% % % % %	14.03 15.36 14.59 15.66 15.54	% % % % %	18.35 18.71 18.20 18.94 18.75	% % % % %	14.42 14.45 14.14 14.58 14.47	% % % % %
PEA Target	Institutional Administrative	29.23 29.01	% %	4.37 4.33	% %	12.80 12.77	% %	12.75 12.72	% %

The following table sets forth the average annual total return of certain classes of shares of the PIMCO RCM Funds (each of which was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on February 1, 2002) for periods ended June 30, 2004. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the Dresdner predecessor series. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund (either Institutional Class or Class D), adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.

Average Annual Total Return for Periods Ended June 30, 2004*

Fund	Class**	1 Year		5 Years		10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
RCM Biotechnology	Class A Class B Class C Class D	14.26 14.93 18.98 20.86	% % % %	18.69 18.92 19.13 20.09	% % % %	N/A N/A N/A N/A	18.47 18.60 18.60 19.57	% % % %	12/30/97	02/05/02 02/05/02 02/05/02 12/30/97
RCM Global Healthcare	Class A Class B Class C Class D	5.45 5.74 8.64 11.53	% % % %	13.58 13.76 14.01 14.92	% % % %	N/A N/A N/A N/A	15.75 15.74 15.75 16.70	% % % %	12/31/96	02/05/02 02/05/02 02/05/02 12/31/96
RCM Global Small-Cap	Class A Class B Class C Class D Institutional	36.90 38.87 42.90 44.90 45.39	% % % % %	8.71 8.92 9.19 10.18 10.40	% % % % %	N/A N/A N/A N/A N/A	13.47 13.53 13.53 14.56 14.78	% % % % %	12/31/96	02/05/02 02/05/02 02/05/02 3/10/99 12/31/96
RCM Global Technology	Class A Class B Class C Class D Institutional	25.52 26.87 30.86 32.85 33.37	% % % % %	2.08 2.09 2.44 3.39 3.74	% % % % %	N/A N/A N/A N/A N/A	16.65 16.71 16.54 17.70 18.05	% % % % %	12/27/95	02/05/02 02/05/02 02/05/02 1/20/99 12/27/95
RCM International Growth Equity	Class A Class B Class C Class D Institutional Administrative	19.89 20.78 24.85 26.84 27.31 26.93	% % % % % %	-5.91 -5.86 -5.56 -4.64 -4.25 -4.67	% % % % % %	N/A N/A N/A N/A N/A N/A	3.68 3.72 3.54 4.53 4.89 4.52	% % % % % %	5/22/95	02/05/02 02/05/02 02/05/02 3/10/99 5/22/95 02/05/02
RCM Large- Cap Growth	Class A Class B Class C Class D Class R Institutional Administrative	5.52 5.94 9.93 11.72 11.46 12.25 11.95	% % % % % % %	-4.81 -4.74 -4.44 -3.59 -3.98 -3.30 -3.51	% % % % % % %	N/A N/A N/A N/A N/A N/A N/A	7.23 7.25 7.25 8.24 7.77 8.53 8.28	% % % % % % %	12/31/96	02/05/02 02/05/02 02/05/02 3/2/99 12/31/02 12/31/96 02/05/02

RCM Mid-Cap	Class A Class B Class C Class D Class R Institutional Administrative	14.88 16.08 20.08 21.84 21.63 22.01 22.22	% % % % % % %	-0.68 -0.14 0.00 0.89 0.62 1.28 0.99	% % % % % % %	9.76 9.85 9.75 10.76 10.36 11.11 10.81	% % % % % % %	15.02 15.03 14.55 15.62 15.14 15.93 15.64	% % % % % % %	11/6/79	02/05/02 02/05/02 02/05/02 12/29/00 12/31/02 11/6/79 02/05/02
RCM Tax-Managed Growth	Class A Class B Class C Class D Institutional	7.60 8.05 12.16 14.03 14.63	% % % % %	-3.19 -3.21 -2.80 -2.08 -1.80	% % % % %	N/A N/A N/A N/A N/A		0.55 0.66 0.85 1.60 1.87	% % % % %	12/30/98	02/05/02 02/05/02 02/05/02 02/12/99 12/30/98

*	For the Funds listed above, the performance information is that of the Fund under its prior fee arrangements which were in existence prior to the reorganization of the Funds on February 1, 2002. For the RCM Large-Cap Growth, RCM Mid-Cap, RCM Global Small-Cap, RCM Global Technology, RCM Tax-Managed Growth and RCM International Growth Equity Funds, performance shown for the Class D shares prior to the inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares.
**	For the Funds listed above offering Class A, Class B, Class C, Class D, Class R and Administrative Class shares, total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the Fund, the oldest class (with the exception of the RCM Biotechnology and RCM Global Healthcare Funds, whose Class A, Class B, Class C and Institutional Class performance are based upon the Class D shares, the oldest class), adjusted to reflect the actual sales charges (or no sales charges in the case of the Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum ) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which generally are lower than Class A, B and C charges for the Institutional and Administrative Classes, higher for Class D and higher for Class R. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class A, Class B, Class C and Institutional Class shares for the RCM Biotechnology and RCM Global Healthcare Funds are based on the historical performance of Class D shares (which were offered since the inception of the Fund), adjusted in the manner described above.
***	Institutional Class performance through March 3, 2000 (when I Class shares commenced operations) is based on Class D performance, restated to reflect the lower expenses of I Class shares. Returns through 5/3/99 when the Fund converted to an open-end investment company, reflect the performance of the Fund as a closed-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as distribution and/or service fees.
(#)	Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class of the noted Fund resulted in performance for the period shown which is higher than if the historical Class D share performance (i.e., the older class used for prior periods) was not adjusted to reflect the lower operating expenses of the newer class.

The following table sets forth the average annual total return of classes of shares of the PIMCO NACM Funds for periods ended June 30, 2004.

The PIMCO NACM Pacific Rim and PIMCO NACM International Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on July 20, 2002 and October 15, 2004, respectively. Accordingly, “Inception Date of Fund” for these Fund refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C or Class D shares. For periods prior to the “Inception Date” of a particular class of either Fund’s shares, total return presentations for the class are based on the historical performance of the Institutional Class shares of the Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.

Average Annual Total Return for Periods Ended June 30, 2004*

Fund	Class	1 Year		5 Years		10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
NACM Flex - Cap Value	Class A Class B Class C Class D Institutional Administrative	20.32 21.39 25.36 27.33 27.88 27.54	% % % % % %	N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A	23.84 29.86 26.51 27.47 28.02 27.68	% % % % % %	7/19/02	7/19/02 7/19/02 7/19/02 7/19/02 7/19/02 7/19/02
NACM Global	Class A Class B Class C Class D Institutional Administrative Class R	23.30 24.51 27.17 30.44 31.10 30.69 30.14	% % % % % % %	N/A N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A N/A	20.95 21.92 22.90 24.54 25.08 24.76 24.19	% % % % % % %	7/19/02	7/19/02 7/19/02 7/19/02 7/19/02 7/19/02 7/19/02 12/31/02
NACM Growth	Class A Class B Class C Class D Institutional Administrative	1.79 1.87 5.87 7.62 8.22 7.88	% % % % % %	N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A	7.01 7.41 9.31 10.12 10.63 10.35	% % % % % %	7/19/02	7/19/02 7/19/02 7/19/02 7/19/02 7/19/02 7/19/02
NACM International	Class A Class C Class D Institutional	N/A N/A N/A 35.63		N/A N/A N/A N/A		N/A N/A N/A N/A	N/A N/A N/A 6.21		5/7/01	10/29/04 10/29/04 10/29/04 5/7/01
NACM Pacific Rim	Class A Class B Class C Class D Institutional	38.89 41.01 43.46 46.97 47.54	% % % % %	5.46 5.79 5.63 6.66 7.14	% % % % %	N/A N/A N/A N/A N/A	9.85 10.06 9.80 10.81 11.31	% % % % %	12/31/97	7/31/02 7/31/02 7/31/02 7/31/02 12/31/97
NACM Value	Class A Class B Class C Class D Institutional Administrative	12.08 12.65 16.68 18.63 19.15 18.88	% % % % % %	N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A	17.19 17.99 19.73 20.66 21.19 20.89	% % % % % %	7/19/02	7/19/02 7/19/02 7/19/02 7/19/02 7/19/02 7/19/02

*	Average annual total return presentations for a particular class of shares assume the payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

The following table sets forth the average annual total return (after taxes on distributions) of certain classes of shares of certain PIMCO Funds and certain PIMCO RCM Funds which advertise such after-tax returns for periods ended June 30, 2004. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.

Average Annual Total Return (After Taxes on Distributions) for Periods Ended June 30, 2004

Fund	Class	1 Year		5 Years		10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
RCM Tax-Managed Growth	Class A Class B Class C Class D Institutional	7.60 8.05 12.16 14.03 14.63	% % % % %	3.32 3.34 2.93 2.21 1.93	% % % % %	N/A N/A N/A N/A N/A	0.43 0.54 0.73 1.47 1.75	% % % % %	12/30/98	02/05/02 02/05/02 02/05/02 02/12/99 12/30/98

The following table sets forth the average annual total return (after taxes on distributions and redemption) of certain classes of shares of certain PIMCO Funds and certain PIMCO RCM Funds which advertise such after-tax returns for periods ended June 30, 2004. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.

Average Annual Total Return (After Taxes on Distributions and Redemption)

for Periods Ended June 30, 2004

Fund	Class	1 Year		5 Years		10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
RCM Tax-Managed Growth	Class A Class B Class C Class D Institutional	4.94 5.23 7.90 9.12 9.51	% % % % %	-2.76 -2.77 -2.43 -1.83 -1.60	% % % % %	N/A N/A N/A N/A N/A	0.40 0.50 0.66 1.29 1.53	% % % % %	12/30/98	02/05/02 02/05/02 02/05/02 02/12/99 12/30/98

Compliance Efforts Related to the Euro

Problems may arise in conjunction with the recent and ongoing introduction of the euro. Whether introducing the euro to financial companies’ (such as the Funds, the Adviser, the Sub-Advisers, the Funds’ custodian and transfer agents and other companies in the financial services industry) systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

The Asset Allocation Fund will vote shares of each Underlying PIMCO Fund which it owns in its discretion in accordance with its proxy voting policies.

Certain Ownership of Trust Shares

As of October 18, 2004, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole. Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Transfer and Shareholder Servicing Agents

PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C and Class D shares. Boston Financial Data Services, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust’s Institutional and Administrative Class shares.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Funds, as of June 30, 2004, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s ten June 30, 2004 Annual Reports. Two Annual Reports correspond to the Class A, B and C Prospectuses, another corresponds to the Institutional Prospectus, another two correspond to the Class D Prospectuses, another corresponds to the Class R Prospectus, another corresponds to the PEA Innovation Class A, B and C Prospectus, another corresponds to the PIMCO NACM Institutional Prospectus, another corresponds to the PIMCO RCM Institutional Prospectus, and another corresponds to the PEA Renaissance Class A, B and C Prospectus. The Trust’s June 30, 2004 Annual Reports were filed electronically with the SEC on September 8, 2004 (Accession No. 0001193125-04-153474).

Audited financial statements for the Nicholas-Applegate International Systematic Fund, the predecessor of the PIMCO NACM International Fund, for the period ended June 30, 2004, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Nicholas-Applegate Institutional Funds’ certified shareholder report for the period ended June 30, 2004, which was filed electronically with the SEC on September 9, 2004 (Accession No. 0001047469-04-028339).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s and S&P’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies, certain swaps and options, and interest-only and principal-only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of October 18, 2004, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

		Shares of Beneficial Ownership		Percentage of Outstanding Shares of Class Owned
	PIMCO Asset Allocation Fund
	Institutional Class
	Robert McLean Trust c/o Edward Kelly, 241 El Vedado Road, Palm Beach FL 33480-4733	114,769.324	*	59.69%
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of Our Customers, 101 Montgomery St, San Francisco CA 94104	21,370.686		11.11%
**	Northern Trust Co as Custodian FBO UBS Financial Services Inc Master, Investment Trust DV, PO Box 92994, Chicago IL 60675-2994	38,056.993		19.79%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	18,080.577		9.40%

	Class A
**	UMB Bank NA FBO for Various Tax Deferred Accts-Group, Attn Denise Machell-Finance, One SW Security Benefit Pl, Topeka, KS 66636	364,332.257		9.71%
**	MLPF&S for the Sole Benefit of its Customers, Attn Fund Admin/ #97M 4800 Deer Lake DR E FL 3, Jacksonville, FL 32246-6484	207,757.076		5.54%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	886,597.276		14.53%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,367,327.937		13.77%

	PIMCO CCM Capital Appreciation Fund
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery St., San Francisco CA 94104	2,685,120.819		18.00%
	First Union National Bank FBO Circuit City Stores Inc, 1525 West WT Harris Blvd CMG 3C4 NC 1151, Charlotte NC 28262-8522	1,342,740.739		9.00%
	University of Alaska Foundation Foundation Accounting, PO Box 755120, Fairbanks AK 99775-5120	987,698.253		6.62%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	961,881.025		6.45%
**	LPL FBO LPL Customers, PO Box 509046, San Diego CA 92150-9046	794,145.258		5.32%
**	Pacific Mutual Life Insurance Co Employee’s Retirement Plan Trust, 700 Newport Beach CA 92660-6397	783,151.494		5.25%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	8,479,050.154	*	58.40%
	The Reynolds and Reynolds Company 401K Savings Plan C/O the Chase Manhattan Bank As Trustee, PO Box 419784, Kansas City MO 64141	1,810,124.326		12.47%
**	American Trust Co FBO Of American Express Trust Retirement Service Plans, PO Box 534 Minneapolis MN 55440-0534	1,636,282.161		11.27%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	3,601,517.329	*	33.74%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust Pl 005 New York City, 230 West 41st Street Room 402, New York, NY 10036	1,129,407.223		10.58%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust Pl 006 Hughes Hubbard & Reed Defined, One Battery Park Plaza, New York, NY 10004	574,905.679		5.39%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	687,180.889		15.71%

**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	439,972.232		10.06%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	308,941.237		7.06%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,045,238.474		16.30%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	599,010.622		9.34%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	374,361.637		5.84%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104	222,169.841	*	70.17%

	Class R
**	AMVESCAP Natl Trust Company as Agent for Fleet Bank FBO Asahi/America Inc 401(k) Plan, PO Box 105779, Atlanta, GA 30348	32,145.810	*	45.93%
**	American United Insurance Co TTEE Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	15,563.725		22.24%
	Bisys Retirement Services FBO RealComp II Ltd Money Purchase Plan, 700 17th Street Suite 300, Denver, CO 80202	7,598.367		10.86%
	Bisys Retirement Services FBO RealComp II Ltd 401(K) Plan, 700 17th Street Suite 300, Denver, CO 80202	5,752.048		8.22%
	Zeel & Co Attn Trust, PO Box 3119, Holland, MI 49422	3,680.666		5.26%

	PIMCO CCM Emerging Companies Fund
	Institutional Class
	The Northern Trust Co TTEE Toyota Directed Retirement Trust, PO Box 92956	3,186,667.278		13.85%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers, Attn Mutual Fund Dept, 101 Montgomery St, San Francisco CA 94104	2,552,431.965		11.09%
	University of Southern California, Attn Treasurers Office, 840 Childs Way BKS 402, Los Angeles CA 90089-0048	2,171,293.155		9.43%
**	LPL FBO LPL Customers, Attn Mutual Fund Operations, PO Box 50946, San Diego Ca 92150-9046	2,136,095.248		9.28%
**	MAC & Co FBO Oberlin College, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230-3198	1,786,925.781		7.76%
**	Mellon Bank, Public Service New Mexico, Mutual Fund OPS—TC, PO Box 3198, Pittsburgh PA 15230-3198	1,591,869.119		6.92%
**	MAC & Co A/C SWAF 1785002, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230-3198	1,514,638.650		6.58%
	Bost & Co Mutual Fund Operations, 45-0512-00-9 ATTN: Special Income WTO3B, PO Box 9118, Boston MA, 02205-9118	1,350,626.475		5.87%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	1,342,509.357		5.83%

	Administrative Class
	Transco & Company Omnibus (Intrust Bank), 105 North Main, PO Box 48698, Wichita KS, 67201	835,225.727	*	30.15%
**	Wells Fargo Bank MN NA FBO Retirement Plan Services, PO Box 1533, Minneapolis MN 55480-1533	723,721.308	*	26.13%
	WTC TTEE FBO Alliance Coal LLC & Affilates PSP A/C 5, PO Box 8971, Washington DE, 19899-8971	360,429.481		13.01%
	Amvescap National Trust TTEE FBO REA Magnet Wire, PO Box 105779, Atlanta GA, 30348-5779	210,721.513		7.61%
**	New York Life Trust Company, 51 Madison Ave Room 117A, New York NY 10010-1603	155,882.068		5.63%

	PIMCO CCM Focused Growth Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660	303,137.094	*	81.49%
	Northern Trust Co as Trustee FBO UBS Painewebber 401K & Savings Plan Master Trust-DV, DV Control, PO Box 92994 Chicago IL 60675	68,840.383		18.51%

	PIMCO CCM Mid-Cap Fund
	Institutional Class
	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	922,500.676		9.38%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers, Attn Mutual Fund Dept, 101 Montgomery St, San Francisco CA 94104	861,261.256		8.75%
	Regents of the University of Colorado, 4840 Pearl East Circle Suite 103, Boulder CO 80301-2408	731,728.460		7.44%
**	Vanguard Fiduciary Trust CO, 100 Vanguard Boulevard VM-613, Malvern, PA, 19355-2331	547,756.500		5.57%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	5,513,061.373	*	66.13%
**	American Express Trust Company For the Benefit of American Express Trust Retirement Service Plan, PO Box 534 Minneapolis MN 55440	1,175,712.876		14.10%

	Class A
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	1,659,663.385		24.09%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,062,241.964		15.42%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	326,370.462		10.93%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	255,527.950		8.56%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	204,003.984		6.83%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	352,346.981		9.39%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	295,172.709		7.87%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104	673,125.009	*	78.26%

	Class R
	Capital Bank & Trust Company TTEE The Seattle Mariners 401K Plan, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111	16,532.311	*	36.43%
	Capital Bank & Trust Company TTEE Miller Container Cord 401K Plan, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111	7,896.329		17.40%
	Bisys Retirement Services FBO MATS, Inc 401(K) Plan, 700 17th Street Suite 300, Denver, CO 80202	5,524.634		12.18%
	MCB Trust Services FBO Art-Kraft Sign Co Inc 401K, 1380 Lawrence St Suite 1400, Denver CO 80204	4,344.410		9.57%
	Reliance Trust Co Cust FBO City of Glenwood Springs 401K, PO Box 48529, Atlanta GA 30362	3,210.212		7.07%

	PIMCO NFJ International Value Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	110,998.515	*	84.28%
	Chris Najork Linda Najork JT Ten Wros Not TC, 1632 Promontory Dr., Cedar Hill TX 75104-1529	17,361.603		13.18%

	PIMCO NACM Flex-Cap Value Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	100,073.411	*	99.68%

	Administrative Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	1,051.339	*	100.00%

	Class A
	First Clearing LLC, A/C 6834-3214 John O Pickett Jr and, 425 Worth Avenue #PHA, Palm Beach, FL 33480-4598	15,072.382		13.52%
	First Clearing Corporation A/C 5776-9814 Cuyler Peter Medore C/O Rhonda’s Bookkeeping, 302 California St, Llano, TX 78643	6,715.917		6.03%
	UBS Financial Services Inc. FBO UBS-Finsvc CDN FBO Joanna J Reynolds, P.O. Box 3321, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	6,125.294		5.50%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	12,268.169		18.30%
	LPL Financial Services A/C 7105-3957, 9785 Towne Centre Drive, San Diego, CA 92121-1968	4,877.875		7.28%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	17,189.979		11.15%
	First Clearing LLC, A/C 7164-3540 Marshall A Rosenberg TTEE Marshall A Rosenberg, 9480 Poinciana Pl Apt 206, Ft Lauderdale, FL 33324	9,924.104		6.44%

	Class D
	BSDT Cust IRA Roth Contribution IRA FBO Rebecca Herren Bashinsky, 2900 Overhill Rd, Birmingham, AL 35223-1931	1,032.110		17.35%
	USAA Investment Management CO FBO 101415131, 9800 Fredericksburg Road, San Antonio, TX 78288	816.303		13.72%
	NFSC FEBO # 650-315362 FMTC TTEE Devon Energy Corp Savings Plan FBO Nathan W Vincent, 1208 Bajat Rd # M, Carencro	692.424		11.64%
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07030-9998	664.011		11.16%
	USAA Investment Management CO FBO 706417411, 9800 Fredericksburg Road, San Antonio	645.995		10.86%
	USAA Investment Management CO FBO 709049581, 9800 Fredericksburg Road, San Antonio, TX 78288	400.659		6.74%
	NFSC FEBO # X63-216100 Akash D Garg, 5527 Bristol Ln, Minnetonka, MN 55343	326.371		5.49%

	PIMCO NACM Global Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	102,448.954	*	100.00%

	Administrative Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	1,077.598	*	100.00%

	Class A
	First Clearing Corporation A/C 1761-2043 Royal E Bright IRA, 107 Crestwood Rd, Wshngtn Crsng, PA 18977-1517	6,414.528		5.87%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	11,554.658		11.37%
	Morgan Keegan & Company, Inc. FBO Associated Plumbing-Heating, Attn: Nancy Jones, CAE, 505 E. Huntland Ste 170, Austin, TX 78752	6,205.136		6.10%
	NFSC FEBO # DFL-086444 NFS/FMTC IRA FBO James J Kelley, 14112 Southshore Rd, Midlothian, VA 23112	5,953.165		5.86%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	24,726.532		16.03%

	Class D
**	PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100, Newport Beach, CA 92660	1,076.822	*	73.93%
	David M Franz, 920 Napoli Dr., Ballwin, MO 63021	226.971		15.58%
	National Investor Services FBO 097-50000-19, 55 Water Street 32nd Floor, New York, NY 10041-3299	152.721		10.49%

	Class R
**	PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100, Newport Beach, CA 92660	1,032.530	*	100.00%

	PIMCO NACM Growth Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	96,065.656	*	100.00%

	Administrative Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	1,011.256	*	100.00%

	Class A
	Vancal L Wilson and Carolyn J Wilson JTWROS, PO Box 64247, Lubbock, TX 79464-0000	2,384.957		10.83%
	Southwest Securities Inc FBO Warren B Yardley SWS Securities Inc as IRA Rollover Custodian, PO Box 509002, Dallas TX 75250	1,974.030		8.97%

	Jay E Shively and Pamela L Shively JTWROS, 1328 Freedom Pkwy, Winona Lake, IN 46590-5794	1,255.271		5.70%

	Class B
	NFSC FEBO # NC1-092746 NFS?FMTC IRA FBO Henry B Hathaway, 8432 Highland Glen Drive, Charlotte, NC 28269	12,618.393		21.79%
	Bear Stearns Securities Corp, FBO 486-09808-14, 1 Metrotech Center North, Brooklyn NY 11201-3859	4,641.565		8.01%
	First Clearing LLC, A/C 6274-1651 Mitchell M Newell Jr Patricia B Newell, 1904 Prince Edward Dr, Chesapeake, VA 23322-2254	4,480.516		7.74%
	Wexford Securities LLC FBO Adina Dreyfuss & Daniel Dreyfuss & Gideon Dreyfuss JT Ten, PO Box 178, Kingston RI 02881-0178	3,715.091		6.42%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	3,026.864		5.23%

	Class C
	Stephen J Daniels TR Evaluative Criteria Inc 401K Retirement Plan FBO Alan H Siegel, 2 Omega Dr, Stamford, CT 06907	4,368.828		21.71%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	4,347.719		21.61%
	US Clearing Corp FBO 143-09719-19, 26 Broadway, New York, NY 10004-1798	1,676.446		8.33%
	Kurt B Young and Paula D Young JTWROS, 3778 Layfield Rd, Pennsburg PA 18073-0000	1,413.624		7.02%
	RBC Dain Rauscher Custodian Joseph V Guarini A/C #3917-4755 Individual Retirement Account, 1102 Stonybrook Drive, Jeffersonville	1,030.638		5.12%
	UBS Financial Services Inc. FBO UBS-Finsvc CDN FBO Francis A Kotas, P.O. Box 3321, Weehawken, NJ 07086-8154	1,013.566		5.04%

	Class D
**	PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100, Newport Beach, CA 92660	1,011.286	*	100.00%

	PIMCO NACM International Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	585,507.614	*	86.75%
	Nicholas Applegate Capital Management, 600 West Broadway 30th Floor, San Diego, CA 92101-3311	88,184.690		13.07%

	PIMCO NACM Pacific Rim Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	210,185.606	*	68.91%
	GE Financial Trust Co fbo Omnibus GE Private, 3200 N Central Ave MS612, Phoenix AZ, 85016	81,541.988	*	26.73%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	440,535.702		20.30%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	136,700.554		17.02%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	689,123.228	*	49.49%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	70,271.354	*	51.92%
	National Investor Services FBO 097-50000-19, 55 Water Street 32nd Floor, New York, NY 10041-3299	24,447.487		18.06%

	PIMCO NACM Value Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	80,088.848	*	80.68%
	GSS Family Trust, Glenn S Schaffer, 24366 Santa Clara Ave., Dana Point CA, 92629	19,183.992		19.32%

	Administrative Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	1,040.295	*	100.00%

	Class A
	Dain Rauscher Inc FBO Isaias Sudit, 6926 Royal Orchid Circle, Delray Beach FL 33446	10,237.451		15.17%
	A G Edwards & Sons Inc C/F Ruth A Sheahan Rollover IRA Account, 243 Alexander Drive, Pembroke, NH 03275	3,483.869		5.16%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	10,873.471		12.19%
	First Clearing Corporation A/C 1245-3593 James Aube IRA, 3815 San Pablo Dr., Fullerton, CA 92835-1236	6,207.795		6.96%
	First Clearing Corporation A/C 6004-1614 Jonathan C Miesen IRA FCC as Custodian, 9000 140th St N, Hugo, MN 55038-9411	4,687.500		5.26%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	14,630.075		21.79%
	NFSC FEBO # NK2-002267 Ms Linda Klein Mr David Klein, 48 Gramercy Park North Apt PH, New York, NY 10010	7,412.898		11.04%
	Stephen J Daniels TR Evaluative Criteria Inc 401K Retirement Plan FBO Alan H Siegel, 2 Omega Dr, Stamford, CT 06907	4,334.525		6.46%
	BSDT Cust IRA FBO James M Hill, 92 Donze Ct, Tallmadge, OH 44278-3606	4,254.113		6.34%
	Robert W Baird & Co. Inc A/C 7619-5713, 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391	4,204.614		6.26%

	Class D
	Michael L or Carol L Dean TTEEs Dean Living Trust U/A DTD 8/25/00, 421 Acacia Dr, Sedona, AZ 86336-6970	2,021.044	*	48.79%
	Scottrade Inc (FBO) Robert A Brovata IRA 18812874 P.O. Box 31759, St Louis, MO 63131-0759	813.160		19.63%
	JP Morgan Invest LLC (FBO) 84611187, One Beacon Street 18th Floor, Boston, MA 02108-3102	605.486		14.62%
	US Clearing Corp FBO 097-00100-13, 26 Broadway, New York, NY 10004-1798	461.516		11.14%
	A G Edwards & Sons Inc Cust FBO Tom E Rausch IRA R/O A/C #144-224396, PO Box 11233, Saint Louis, MO 63105-0033	241.461		5.83%

	PIMCO NFJ Dividend Value Fund
	Institutional Class
	Northern Trust Company TTEE FBO A M Castle & CO Employees Pension Plan Equity Segment, PO Box 92956, Chicago IL 60675-2956	1,843,192.459	*	30.61%
**	Stetson & Co, 171 N. Clark St Fl 10, Chicago IL 60601-3306	1,122,961.776		18.65%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers, Attn Mutual Fund Dept, 101 Montgomery St, San Francisco CA 94104	478,015.187		7.94%
	Frost National Bank, P. O. Box 2950, San Antonio TX, 78299-2950	318,780.439		5.29%

	Administrative Class
	First Union National Bank, 401 S Tryon St FRB-3 ATT CMG Fiduciary OP Fund GR, CMG-2-1151, Charlotte NC 28202-1934	126,761.554	*	100.00%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	902,198.504		9.79%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	657,726.982		7.14%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	694,379.735		14.89%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	315,060.694		6.76%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	2,027,050.957		23.01%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	1,029,366.569		11.68%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	45,475.049	*	63.26%

	National Investor Services FBO 097-50000-19, 55 Water Street 32nd Floor, New York, NY 10041-3299	13,396.886		18.64%

	Class R
	MCB Trust Services Cust. FBO Art-Kraft Sign Co Inc 401K, 700 17th Street Suite 300, Denver CO 80202	2,199.694	*	58.10%
**	PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100, Newport Beach, CA 92660	1,061.248	*	28.03%
	MCB Trust Services Cust. FBO Beta Max, Inc. 401K Plan, 700 17th Street Suite 300, Denver CO 80202	524.793		13.86%

	PIMCO NFJ Large-Cap Value
	Institutional Class
	Northern Trust Co as Trustee FBO UBS Painewebber 401K & Savings Plan Master Trust-DV, DV Control, PO Box 92994 Chicago IL 60675-2994	75,480.602	*	29.20%
	Mitra & Co., c/o Marshall & Ilsley Trust Co., PO Box 2977, Milwaukee WI, 53201-2977	50,391.264		19.50%
	Chris Najork Linda Najork JT Ten Wros Not TC, 1632 Promontory Dr., Cedar Hill TX 75104-1529	20,424.472		7.90%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers, Attn Mutual Fund Dept, 101 Montgomery St, San Francisco CA 94104	17,468.914		6.76%
	Mark S. Geller, DDS MSD Inc., 1220 Coit Road #108, Plano TX, 75075-7757	16,269.544		6.29%
	Charles Hutto DDS Target Benefit Plan, 430 N High, Henderson TX, 75652	14,304.178		5.53%
	Sydney Teague, 8721 Mendocino Drive, Austin TX, 78735	13,581.425		5.25%

	Class A
**	Friends & Foundation of the San Francisco Public Library, 100 Larkin St, San Francisco, CA 94102-4733	54,696.771		18.03%
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07030-9998	19,078.178		6.29%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	22,673.346		12.11%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	44,212.231		16.33%

	Class D
**	PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100, Newport Beach, CA 92660	951.866	*	45.88%
	National Investor Services FBO 097-50000-19, 55 Water Street 32nd Floor, New York, NY 10041-3299	916.213	*	44.16%
	BSDT Cust IRA Cust for the IRA of FBO Dianne Joyce Good, 14179 SE Warbler Pl, Portland, OR 97236-5675	206.764		9.97%

	PIMCO NFJ Small-Cap Value
	Institutional Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	2,690,277.941	*	25.75%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers Attn Mutual Fund Dept, 101 Montgomery St., San Francisco CA 94104	1,183,821.389		11.33%
	Mitra & Co., c/o Marshall & Ilsley Trust Co., PO Box 2977, Milwaukee WI, 53201-2977	683,359.661		6.54%
**	Pershing LLC, ATTN Mutual Funds, PO Box 2052, Jersey City NJ 07303-2052	632,697.337		6.06%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	3,250,509.538	*	37.84%
**	American Express Trust Company For the Benefit of American Express Trust Retirement Service Plan, PO Box 534 Minneapolis MN 55440	872,933.234		10.16%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	8,705,413.398		19.68%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	3,664,360.718		8.29%
	State Street Bank & Trust Co FBO ADP Daily Valuation 401K Product B, 200 Newport Ave Ext JQ7, North Quincy, MA 02171-2145	2,493,915.983		5.64%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,785,683.747		15.26%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	788,668.768		6.74%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	686,719.893		5.87%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	6,402,888.769	*	31.40%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	1,690,040.177		8.29%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104	125,735.803	*	74.62%

	Class R
	American United Insurance Co TTEE Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	27,229.778		12.87%
**	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford, CT 06156-1506	16,044.077		7.58%
	NFSC FEBO # 251-079049 Reliance Trust Company TTEE, 2522 Highland Ave, Cincinnati, OH 45219	14,780.769		6.98%
	Wilmington Trust Co TTEE FBO Lifeline Medical Associates LLC, 110 N Market St, Wilmington, DE 19801	14,477.103		6.84%
	OFI Trust Co TTEE Henna Chevrolet LP Employees Savings Plan DTD 7/1/03, 8805 N 1H 35, Austin, TX 78753	13,853.834		6.55%

	PIMCO PEA Growth Fund
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers Attn Mutual Fund Dept, 101 Montgomery Street, San Francisco CA 94104	207,273.476	*	55.17%
	Asset Allocation Portfolio Shareholder Services PIMCO Funds, 840 Newport Center Dr STE 300, Newport Beach CA 92660-6322	78,100.954		20.79%
	The Institute of International, attn Jennifer Klein-Anderson, 1345 Avenue of The Americas, 49th Floor, New York NY, 10105	62,095.837		16.53%

	Administrative Class
	Wells Fargo Bank MN NA FBO RPS, PO Box 1533 Minneapolis MN 55480-1533	784.306		10.19%
**	National Financial Services Corp For the Exclusive Benefit of Our Customers 1 World Financial Center, 200 Liberty Street, New York NY 10281	778.088		10.10%
	Kerry & Barbara Labauve, 504 Belleau Wood Blvd, Alexandria LA, 71303-2405	571.262		7.42%
	Wolfe Family Trust Charles & Barbara Wolfe ttees, 12707 Ocaso Avenue, La Mirada CA, 90638-2418	560.870		7.28%
	Benevolent & Protective Order of Elk McAllen Lodge, 3500 Jordon Rd., McAllen TX, 78503-8375	541.564		7.03%
	State Street Bank & Trust Co Cust IRA A/C Mary Gnadt, 237 Walnut St., Elmhurst IL, 60126-2655	533.105		6.92%
	State Street Bank & Trust Co Cust IRA A/C Barbara S Gross, 14109 N Hemet Dr, Oro Valley AZ 85737-5888	525.934		6.83%
	Diane L Rowley William Carter Jenkins JT Wros, 2965 Baker Ridge Dr NW, Atlanta GA 30318-7136	398.520		5.18%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	519,974.757		10.84%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	268,543.851		5.60%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	395,171.624		12.86%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	283,585.332		9.23%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	3,195,375.143		9.54%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	2,895,103.729		8.65%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	5,690.690	*	58.95%
	Michael L or Carol L Dean TTEEs Dean Living Trust U/A DTD 8/25/00, 421 Acacia Dr, Sedona, AZ 86336-6970	1,601.670		16.59%

	Frank J Lacqua, 234 Lawrence Ave, Staten Island, NY 10310-3026	952.514		9.87%

	Class R
**	PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100, Newport Beach, CA 92660	755.287	*	73.10%
	David L Nadel TTEE Nadels CPAS A Professional Corp 401K DTD 01-12-03 FBO Darleen Rogers, 16133 Ventura Blvd Ste 545, Encino, CA 91436	256.936		24.87%

	PIMCO PEA Growth & Income Fund
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers Attn Mutual Fund Dept, 101 Montgomery Street, San Francisco CA 94104	479,993.682	*	48.42%
**	National Investor Services, 55 Water St, 32nd Floor, New York NY 10041-0028	204,563.728		20.64%
**	Pershing LLC Attn Mutual Funds, PO Box 2052 Jersey City NJ 07303-2052	67,945.197		6.85%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	59,437.739		6.00%
	State Street Bank & Trust Co Cust IRA John W. Barnum, C/O McGuire Woods, 901 E Cary Street, Richmond VA 23219	49,855.082		5.03%

	Administrative Class
	Wells Fargo Bank MN NA FBO RPS, PO Box 1533 Minneapolis MN 55480-1533	23,264.783		22.98%
**	National Investor Services, 55 Water St, 32nd Floor, New York NY 10041-0028	10,329.670		10.20%
	Benevolent & Protective Order of Elk Mcallen Lodge # 1402, 3500 Jordon Rd, Mcallen TX 78503-8375	6,946.758		6.86%
	Wolfe Family Trust Charles & Barbara Wolfe TTEES, 12707 Ocaso Ave, La Mirada CA 90638-2418	6,724.413		6.64%
	State Street Bank & Trust Co Cust. IRA A/C Barbara S Gross, 14109 N Hemet Dr, ORO Valley AZ 85737-5888	6,720.760		6.64%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	220,831.920		6.78%

	Class B
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	207,436.066		7.00%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	199,531.470		6.73%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	173,928.515		5.87%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	379,826.050		10.63%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	180,089.243		5.04%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104	100,647.711	*	85.42%

	Class R
	Kawakami Gonzalez TTEE AFL-CIO Laundry & Dry Cleaning Int’l Union, 920 So Alvarado St, Los Angeles CA 90006	14,048.146	*	92.86%
	MCB Trust Services Cust. FBO Southeastern OB/GYN, PC 401K P, 700 17th Street Suite 300, Denver, CO 80202	761.552		5.03%

	PIMCO PEA Innovation Fund
	Institutional Class
	JP Morgan Chase Bank TTEE FBO Sun Microsystems Inc., 9300 Ward Pkwy., Kansas City MO, 64114-3317	2,560,871.337	*	58.66%
**	Minnesota Life, 401 Robert Street North Mail Station A6-5317, Saint Paul MN 55101-2000	1,176,215.331	*	26.94%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	476,682.749		10.92%

	Administrative Class
**	T Rowe Price Trust Co FBO Retirement Plan Client Asset Reconciliation, PO Box 17215, Baltimore MD 21297-1215	99,783.136	*	29.14%
	Brown and Caldwell Savings Plan C/O JP Morgan Chase Bank as Directed Trustee, PO Box 419784, Kansas City MO 64141	99,035.312	*	28.92%
	Barb & Co C/O Amcore Investment PO Box 4599, Rockford IL 61110-4599	82,138.163		23.99%

**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	28,789.538		8.41%
**	Wachovia Bank Fbo Various Retirement Plans, 1525 West WT Harris Blvd NC 1151, Charlotte, NC, 28288-1151	20,996.329		6.13%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	4,403,417.925		24.45%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	1,443,669.645		8.02%

	Class B
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	2,801,358.183		18.46%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	2,077,166.414		13.69%

	Class C
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	3,313,074.500		16.04%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	2,832,744.545		13.72%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104	379,771.830	*	60.60%

	PIMCO PEA Opportunity Fund
	Institutional Class
	Bost & Co A/C KSP, FBO Eastman Kodak: Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230	827,688.290	*	33.62%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers Attn Mutual Fund Dept, 101 Montgomery Street, San Francisco CA 94104	409,851.230		16.65%
	Asset Allocation Portfolio Shareholder Services PIMCO Fund, 840 Newport Center Dr Ste 300, Newport Beach CA 92660-6322	374,953.942		15.23%
**	Pacific Mutual Life Insurance Co Employee’s Retirement Plan Trust, 700 Newport Beach CA 92660-6397	353,935.392		14.38%

	Administrative Class
**	American Express Trust Company For the Benefit of American Express Trust Retirement Service Plan, PO Box 534 Minneapolis MN 55440	166,439.492	*	85.90%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	14,592.813		7.53%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	331,585.689		12.20%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	156,754.945		5.77%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	136,628.138		10.62%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	93,269.549		7.25%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,721,375.032		17.80%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	747,668.350		7.73%

	PIMCO PEA Renaissance Fund
	Institutional Class
**	Mori & Co Attn Becky Bernard Attn Mutual Funds, PO Box 13366, Kansas City Missouri 64199-3366	2,137,212.561		19.76%
**	Pacific Mutual Life Insurance Co Employee’s Retirement Plan Trust, 700 Newport Center Drive, Newport Beach CA 92660-6397	797,715.679		7.37%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers, Attn Mutual Fund Dept, 101 Montgomery St, San Francisco CA 94104	726,766.807		6.72%
	Asset Allocation Portfolio Shareholder Services PIMCO Funds, 840 Newport Center Dr STE 300, Newport Beach CA 92660-6322	654,532.407		6.05%
	Lauer & Co C/O The Glenmede Trust Co Attn Lynn Shea, PO Box 58997, Philadelphia PA 19102-8997	641,040.591		5.93%
**	Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East 3rd FL, Jacksonville FL, 32246-6484	591,008.783		5.46%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	771,576.891		11.91%
	Invesco Trust Company TTEE FBO Tetra Tech, Inc., 630 North Rosemead Boulevard, Pasadena CA 91107	592,357.660		9.14%
	American United Life Insurance CO Group Retirement Annuity, One American Square Indianapolis IN 46282-0020	549,126.130		8.47%
	Nationwide Trust CO FBO Kvaerner Inc 401K Savings Plan, PO Box 1412, Austin TX 78767-1412	486,749.953		7.51%
	INVESCO Trust Co TTEE FBO Enterprise, PO Box 105779, Atlanta GA, 30348	357,426.938		5.52%
	National City Bank, National City Recordkeeping, Attn Mutual Funds RP, PO Box 94984, Cleveland OH, 44101	352,014.263		5.43%
**	American Express Trust Company for the Benefit of American Express Plan N10/996, PO Box 534, Minneapolis MN 55440-0534	335,423.427		5.18%

	Class A
**	MLPF&S for the Sole Benefit of its Customers, Attn Fund Admin/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	16,008,585.308		16.02%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	6,701,982.689		11.91%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	4,152,060.778		7.38%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	3,066,154.319		5.45%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	13,545,734.896		18.56%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	5,473,392.112		7.50%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	4,889,425.967	*	57.78%

	Class R
	FIIOC Cust FBO The Road Machinery Co Employee Pension Plan, 100 Magellan Way (KWIC), Covington, KY 41018	64,741.747		5.42%
**	Fifth Third Bank - RPS FBO RPS Retirment Accounts, PO Box 630074 MD 1090BB, Cincinnati, OH 45263	62,538.079		5.24%

	PIMCO PEA Target Fund
	Institutional Class
	Publix Super Market Charities Inc. Attn Robert L Kiesel Investment Manager, PO Box 407, Lakeland FL 33802-0407	1,976,284.585	*	60.02%
**	Pacific Mutual Life Insurance Company Employee’s Retirement Plan Trust, 700 Newport Center Drive Newport Beach CA 92660	564,797.850		17.15%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers, Attn Mutual Fund Dept, 101 Montgomery St, San Francisco CA 94104	312,093.284		9.48%

	Administrative Class
	Trust Company of America FBO, 102 PO Box 6503, Englewood CO 80155-6503	4,566.693	*	26.02%
	Circle Trust Company Custodian for WG Clark Employee Savings & PS/MPP, Metro Center, One Station Place, Stamford CT, 06902	3,207.473		18.27%
	MCB Trust Services Cust FBO Charlotte Surgical Group PA, 700 17th St STE 100, Denver CO 80202-3507	1,077.312		6.14%
**	National Investor Services, 55 Water Street, 32nd floor, New York NY 10041-028	1,041.396		5.93%

	Class A
**	MLPF&S for the Sole Benefit of its Customers, Attn Fund Admin/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,728,771.130		14.50%
**	Hartford Life Insurance Co 401K Separate Account, PO Box 2999 Hartford, CT 06104	842,856.504		7.07%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	1,292,568.067		19.83%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	617,055.064		9.47%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	7,562,285.428		20.03%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	3,507,535.647		9.29%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	54,417.542	*	71.87%
	Strafe & Co FAO Edwin & Wilma Parker LLC Custody A/C 1800097700, PO Box 160, Westerville, OH 43086-0160	14,072.278		18.58%

	PIMCO PEA Value Fund
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers Attn mutual Fund Dept, 101 Montgomery St, San Francisco CA 94104	4,068,421.075	*	28.74%
**	Pacific Mutual Life Insurance Co Employee’s Retirement Plan Trust, 700 Newport Center Drive, Newport Beach A 92660-6397	1,529,669.719		10.80%
**	LPL FBO LPL Customers, PO Box 509046, San Diego CA 92150-9046	1,216,570.366		8.59%
**	Pershing LLC Attn Mutual Funds, PO Box 2052 Jersey City NJ 07303-2052	967,110.498		6.83%
	Asset Allocation Portfolio Shareholder Services PIMCO Funds, 840 Newport Beach Center Dr STE 300, Newport Beach CA 92660-6322	830,401.326		5.87%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	786,038.258		5.55%

	Administrative Class
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	2,406,628.878	*	39.20%
	HUBCO Regions Financial Corp Attn Trust OPS 14th FL, PO Box 830688, Birmingham AL 35283-0688	1,461,528.951		23.81%
	Wachovia Bank Fbo Various Retirement Plans, 1525 West WT Harris Blvd NC 1151, Charlotte, NC, 28288-1151	825,011.043		13.44%
**	American United Life Insurance Co Group Retirement Annuity SEP ACCT II, One American Square, Indianapolis IN 46282	419,034.721		6.83%

	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	6,016,518.294		9.84%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	3,403,605.448		11.01%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	1,980,945.413		6.41%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	1,754,314.339		5.68%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	8,669,451.813		18.32%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	5,533,285.021		11.69%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	15,657,136.974	*	60.90%

	Class R
	American United Insurance Co TTEE Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	124,680.430		13.95%
	Morgan Keegan & Company, Inc. FBO 440008341, 50 North Front Street, Memphis, TN 38103	60,821.648		6.80%
	State Street Bank & Trust Co Cust FBO TTX Holdings Inc 401K Plan, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	52,652.698		5.89%

	PIMCO RCM Biotechnology Fund
	Class A
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	59,460.171		10.15%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	48,206.389		14.22%

**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	19,998.423		5.90%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	88,555.542		23.56%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	5,439,684.969	*	44.75%
**	National Financial Services FBO Customer Att Mutual Funds Dept 5th Fl, 200 Liberty St 1 World Financial Center, New York, NY 10281	2,774,916.761		22.83%
	National Investor Services FBO 097-50000-19, 55 Water Street 32nd Floor, New York, NY 10041-3299	677,486.852		5.57%

	PIMCO RCM Europe Fund
	Institutional Class
	RCM Capital Management, LLC, 4 Embarcadero Center, San Francisco CA, 94111	300,000.000	*	100.00%

	PIMCO RCM Financial Services Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	300,000.000	*	100.00%

	PIMCO RCM Global Resources Fund
	Institutional Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367	300,000.000	*	100.00%

	PIMCO RCM Global Healthcare
	Class A
	AIG Federal Savings Bank Cust FBO Employees of Suffolk County Plan 2/26/04, 2929 Allen Pkwy L3-00, Houston, TX 77019	37,642.683		5.84%

	Class B
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	25,626.072		5.77%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	62,960.192		14.02%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	31,822.404		7.09%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	4,333,629.451	*	58.02%
**	National Financial Services for the Benefit of Customer, Dept 5th Fl, 200 Liberty St 1 World Financial Center, New York, NY 10281-1003	1,659,665.876		22.22%

	PIMCO RCM Global Small-Cap Fund
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers Attn Mutual Fund Dept, 101 Montgomery Street, San Francisco CA 94104	284,204.134	*	45.32%
**	Northern Trust Co as Trustee FBO UBS Painewebber 401K & Savings Plan Master Trust-DV, DV Control, PO Box 92994 Chicago IL 60675-2994	229,186.666	*	36.55%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	51,339.905		8.19%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	48,448.636		11.79%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	49,255.879		7.13%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	196,290.513	*	42.34%
**	National Financial Services Corp FBO Customers, 5th Fl, 200 Liberty Street One World Financial Center, New York, NY 10281	112,590.918		24.28%
	National Investor Services FBO 097-50000-19, 55 Water Street 32nd Floor, New York, NY 10041-3299	26,221.815		5.66%

	PIMCO RCM Global Technology Fund
	Institutional Class
	State Street Bank & Trust as TTEE For Southern California Edison Co Stock Savings Plus Plan, 105 Rosemont Rd, Westwood MA 02090-2318	1,323,973.952		21.15%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	947,961.864		15.15%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers Attn Mutual Fund Dept, 101 Montgomery Street, San Francisco CA 94104	947,153.732		15.13%
	Bankers Trust TTEE Harris Corporation Retirement Plan, 100 Plaza One, MS 3048, Jersey City NJ 07311-3999	676,722.559		10.81%
	T. Rowe Price Retirement Plan Svcs, Inc., Asset Reconciliation, 4515 Painters Mill Rd., Owings Mills MD, 21117	479,390.507		7.66%

	Class A
**	The Manufacturers Life Insurance Company USA, 250 Bloor St E 7th Floor, Toronto, Ontario, Canada, M4W1E5	912,391.559	*	33.02%
**	The Vanguard Fiduciary Trust Dresdner RCM Global Tech Fund Attn Outside Funds, PO Box 2600, Valley Forge, PA 19482-2600	308,571.523		11.17%

	Class B
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	18,432.106		7.93%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	13,066.418		5.62%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	55,026.430		12.54%

	Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	2,884,264.336	*	41.78%
**	National Financial Services Corp FBO Customers, Dept 5th Fl, 200 Liberty Street One World Financial Center, New York, NY 10281	1,535,709.976		22.24%
**	The Vanguard Fiduciary Trust Dresdner RCM Global Tech Fund Attn Outside Funds, PO Box 2600, Valley Forge, PA 19482-2600	436,680.516		6.33%

	RCM International Growth Equity Fund
	Institutional Class
	Asset Allocation Portfolio Shareholder Services., PIMCO 840 Newport Center Drive Ste 100, Newport Beach CA 92660	3,107,256.931	*	72.46%
	Miriam & Peter Haas Fund, 201 Filbert St, San Francisco Ca 94133-3237	576,087.119		13.43%
	Skyline Displays of Mass PSP FBO Margrit P Butler, 2 Centennial Drive, Peabody ME, 01960-7911	1,989.304		5.91%

	Administrative Class
**	National Investor Services FBO, 55 Water Street, 32nd Floor, New York NY 10041-0028	4,913.319		14.60%
	State Street Bank & Trust Co Cust IRA A/C Barbara S Gross, 14109 N Hemet Dr, Oro Valley AZ 85737-5888	4,447.298		13.22%
	Diane L Rowley William Carter Jenkins JT Wros, 2965 Baker Ridge Dr NW, Atlanta GA 30318-7136	3,004.702		8.93%
	Kathy Dereume, 202 Pine St., Punxsutawney PA, 15767-1929	1,882.821		5.60%
	State Street Bank & Trust Co Cust IRA Mary Gnadt, 237 Walnut St, Elmhurst IL 60126-2655	1,804.208		5.36%
	State Street Bank & Trust Co. CUST James A. Burgan, 1834 N. Highschool Ave., Columbus KS, 66725-3063	1,722.507		5.12%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	55,970.010		10.23%

**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	45,194.471		8.26%
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	34,799.106		6.36%

	Class C
**	CitiGroup Global Markets, Inc 00109801250 Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York, NY 10001-2483	507,285.889		13.61%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	292,021.495		7.84%

	Class D
**	CitiGroup Global Markets, Inc, 333 W 34th St Fl 7, New York, NY 10001-2483	22,472.512		16.20%
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	12,113.819		8.73%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	11,437.815		8.24%
	NFSC FEBO # P62-072494 Joel Van Dusen Lani Martin Dresdner RCM International, 116 East 63rd St Apt 5C, New York, NY 10021	9,416.845		6.79%
	NFSC FEBO # P61-083950 NFS/FMTC Rollover IRA FBO Laura M Stealey, 104 Ronsard Ln, Cary, NC 27511	8,025.923		5.78%

	PIMCO RCM Large-Cap Growth Fund
	Institutional Class
	Union Bank Trust Nominee Select Benefit 401K Plan, PO Box 85484, San Diego CA 92186-5484	4,335,958.426		16.39%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers Attn Mutual Fund Dept, 101 Montgomery Street, San Francisco CA 94104	3,873,532.038		14.64%
	Putnam Fiduciary Trust Co TTEE FBO Nordstrom Inc DCPA Team 650256, 1 Investors Way, Norwood MA 02062-1584	2,660,524.873		10.06%

	Administrative Class
	Northern Trust Co as Trustee FBO Nortel Networks, Attn DV Control, PO Box 92994, Chicago IL 60675-2994	2,612,007.091	*	36.96%
**	National Investor Services FBO, 55 Water Street, 32nd Floor, New York NY 10041-0028	1,316,512.982		18.63%
	Reed Elsevier US Salary Investment Plan State Street Bank As Trustee Attn Karen Macdonald 105 Rosemont Rd, Westwood MA 02090-2318	902,581.538		12.77%
	Putnam Fiduciary Trust Co TTEE FBO MasterCard, Attn DC Plan Admin Team MS C4D, One Investor Way 650510, Norwood MA 02062	659,611.190		9.33%
	Foundation for LSU Health Sciences Center - BRSF Account, 2000 Tulane Ave, New Orleans, LA 70112-2250	552,872.177		7.82%

	Class A
**	New York Life Insurance Co, 169 Lackawanna Ave, Parsippany, NJ 07054	650,806.464		20.60%
	Putnam Fiduciary Trust Co TTEE FBO Integral Systems, Inc., One Investors Way, Attn DC Plan Admin MS N3H 522612, Norwood, MA 02062	324,795.246		10.28%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	82,324.333		12.01%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	65,831.863		9.60%

	Class C
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	55,047.390		9.06%

	Class D
**	Prudential Investment Mgts Service (FBO) Mutual Fund Clients Attn Pruchoice Unit, Mail Stop 194-201, 194 Wood Avenue South, Iselin, NJ 08830	1,556,599.245	*	28.74%
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	1,149,417.532		21.23%
**	First Clearing LLC Special Custody Account FBO Plan Participants Attn Mutual Funds, 1 New York Plaza 8th Floor, New York, NY 10292-2008	1,074,449.958		19.84%
**	National Financial Services Corp FBO Customers, 5th Fl, 200 Liberty Street One World Financial Center, New York, NY 10281	331,814.191		6.13%

	Class R
	NFSC FEBO # AAW-034711 Connor & Winters Profit Sharing Non-ST State Street Bank & Trust TTEE, 8625 S. Erie Ave, Tulsa, OK 74137	2,722.382	*	60.10%
	MCB Trust Services Cust. FBO Art-Kraft Sign Co Inc 401K, 700 17th Street Suite 300, Denver, CO 80202	794.105		17.53%
**	American United Insurance Co TTEE Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	692.276		15.28%
	MCB Trust Services Cust FBO Platt Jacobus Fielding & Torres Trial Lawyers 401K Plan, 700 17th St Suite 300, Denver, CO 80202	321.011		7.09%

	PIMCO RCM Mid-Cap Fund
	Institutional Class
	National Electrical Benefit Fund, 1125 15th St NW Rm 401, Washington DC 20005-2775	15,476,310.193		23.20%
	Abbott Laboratories Annuity Ret Trust Fund, Attn Mr, William H S Preece JR, 1 Abbott Park Rd, Abbott Park IL 60064	8,735,213.377		13.10%
	Consolidated Natural Gas Co Pension Trust-RCM Equity Acct, Attn Mr Donald W Borneman, CNG Tower 625 Liberty Ave, Pittsburgh PA 15222	7,975,237.693		11.96%
**	NFS For Exclusive Benefit of Our Customers, 200 Liberty Street, New York NY, 10281	6,200,120.922		9.30%
	Asset Allocation Portfolio Shareholder Services PIMCO Funds, 840 Newport Center Dr STE 300, Newport Beach CA 92660-6322	5,010,205.084		7.51%

	Administrative Class
	Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100, Newport Beach CA 92660	4,385.965	*	100.00%

	Class A
	UBS Financial Services Inc. FBO UBS-Finsvc CDN FBO Paul E Antalik, P.O. Box 3321, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	97,190.437		8.13%
	UBATCO & Co Attn: Trust Operations, PO Box 82535, Lincoln, NE 68501-2535	67,295.601		5.63%

	Class B
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	77,277.289		13.41%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	28,965.088		5.03%

	Class C
**	UBS Financial Services Inc. FBO Securities Exchange Group, Inc, PO Box 211376, Royal Palm Beach, FL 33421-1376	89,756.939		11.23%
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	74,887.707		9.37%
**	Morgan Stanley Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	66,914.399		8.37%

	Class D
	RBC Dain Rauscher FBO Trukan & Co (II) c/o The Trust Company of KS, PO Box 3699, Wichita, KS 67201-3699	196,067.416	*	57.02%
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	101,293.535	*	29.46%

	Class R
	MCB Trust Services Cust. FBO Lake Geneva Foods, Inc., 700 17th Street Suite 300, Denver, CO 80202	17,091.172	*	75.97%

**	PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100, Newport Beach, CA 92660	5,405.405		24.03%

	PIMCO RCM Tax-Managed Growth Fund
	Institutional Class
**	LPL FBO LPL Customers Attn Mutual Fund Operations, PO Box 509046, San Diego CA 92150-9046	98,446.848	*	29.32%
	Wells Fargo Bank MN NA FBO Elizabeth Swindells, PO Box 1533, Minneapolis MN 55480-1533	66,743.296		19.88%
	Wells Fargo Bank MN NA FBO Doubleday George II, PO Box 1533, Minneapolis MN 55480-1533	41,894.977		12.48%
	Wells Fargo Bank NA MN FBO Crumppacker Elizabeth, PO Box 1533, Minneapolis MN 55480-1533	38,219.102		11.38%
	Wells Fargo Bank MN NA FBO Crumpacker Anne Family, PO Box 1533, Minneapolis MN 55480-1533	32,903.876		9.80%
**	Charles Schwab & Co Inc Special Custody Account FBO Our Customers, Attn Mutual Fund Dept, 101 Montgomery St, San Francisco CA 94104	23,715.992		7.06%

	Class B
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	78,857.802		12.20%

	Class C
**	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	109,154.561		12.21%
	Edward D Jones and Co F/A/O Elizabeth E Verlie TTEE U/A DTD 7/6/78 For EDJ #409-07984-1-6, PO Box 2500, Maryland Heights, MO 63043	47,359.707		5.30%

Class D
**	Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	78,358.154	*	27.65%

APPENDIX C

PROXY VOTING POLICIES

PIMCO FUNDS: MULTI-MANAGER SERIES (the “Trust”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by PIMCO Advisors Fund Management LLC (“PAFM”), delegates the responsibility for voting proxies to PAFM, which may in turn delegate such responsibility to the sub-adviser of the particular fund.

3.	In certain circumstances, the Trust will not retain an adviser or sub-adviser to manage a fund’s portfolio. In such cases, the portfolio manager for the fund, acting in his capacity as an officer of the Trust, will vote proxies for such a fund in accordance with the proxy voting policies set forth in Appendix A attached hereto (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies).

4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.	PAFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of the Trust).

6.	The party voting the proxy shall: (i) report on its activities at least annually to the Board; (ii) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the Board.

7.	This Proxy Voting Policy Statement (including Appendix A) and those of PAFM and each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM and each sub-adviser with proxy voting authority shall be included in the Trust’s SAI.

ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA

Proxy Voting Policy

PIMCO Funds: Multi-Manager Series (the “Trust”)

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by PA Fund Management LLC (“PAFM”), delegates the responsibility for voting proxies to PAFM, which may in turn delegate such responsibility to the sub-adviser of the particular fund. PAFM’s proxy voting policy is attached as Appendix A hereto.

3.	In certain circumstances, the Trust will not retain an adviser or sub-adviser to manage a fund’s portfolio. In such cases, the portfolio manager for the fund, acting in his capacity as an officer of the Trust, will vote proxies for such a fund in accordance with the proxy voting policies set forth in Appendix B attached hereto (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies).

4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.	PAFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

6.	The party voting the proxy shall: (i) report on its activities at least annually to the Board; (ii) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the Board.

7.	This Proxy Voting Policy Statement (including Appendix B) and those of PAFM and each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM and each sub-adviser with proxy voting authority shall be included in the Trust’s SAI.

Appendix A

PA FUND MANAGEMENT LLC (“PAFM”)

MUTUAL FUND PROXY VOTING POLICY

1.	It is the policy of PAFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. PAFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, PAFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	PAFM, for each fund of PIMCO Funds: Multi-Manager Series (“MMS”) which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	For funds for which there is no sub-adviser, the PAFM portfolio manager managing the fund, acting in his capacity as an officer of MMS, shall vote the proxies for such fund in accordance with the proxy voting policies set forth in Appendix B to the MMS Proxy Voting Policy (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies)

4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.	PAFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of MMS promptly after the adoption or amendment of any such policies.

6.	The party voting the proxy shall: (i) report on its activities at least annually to the MMS Board; (ii) maintain such records and provide such voting information as is required for MMS’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the MMS Board.

7.	This Proxy Voting Policy Statement (including Appendix B) and those of each sub-adviser of a fund advised by PAFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on MMS’ website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by PAFM shall be included in the SAI for MMS.

Appendix B

Allianz Dresdner Asset Management of America

Proxy Voting Policy and Procedures

DRAFT Version 1.5 - Effective August 1, 2003, as revised             , 2004.

Allianz Dresdner Asset Management of America

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, “ADAM Advisers”) vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers’ primary objective is to make voting decisions solely in the best interests of its clients, as reasonably determined by the ADAM Adviser. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

•	Exercising responsibility for voting decisions

•	Obligation to vote must be clearly established based on written guidelines

•	Resolving conflicts of interest

•	Making appropriate disclosures to clients

•	Creating and maintaining appropriate records

•	Providing clients access to voting records

•	Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”).

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•	Execute or engage a third party service provider to vote proxies in accordance with the Company’s guidelines;

•	Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

•	Approve and monitor the outsourcing of voting obligations to third-parties; and

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser’s obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals (“Voting Guidelines”). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers’ ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients’ proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, as contemplated by the release3 adopting Rule 206(4)-6 under the Investment Advisers Act (the “Advisers Act” or the “Act”), the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right, as reasonably determined by the ADAM Adviser. For this reason, ADAM Advisers shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

[3]	See Proxy Voting by Investment Advisers, Investment Advisers Act Rel. No. 2106 (January 31, 2003) at Note 13.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law4, ADAM Advisers’ recordkeeping requirements are as follows:

•	Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to the ADAM Adviser’s decision on the vote;

•	Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

[4]	SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR 275.204-2] under the Advisers Act.

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Appendix No. 1

Part II Form ADV Disclosure

General Proxy Voting Policy

__________________________________________(the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

Appendix No. 2

Sample letter to accompany Proxy Voting Policy Statement

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, “Proxy Voting” under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients’ proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients’ proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company’s most recent Form ADV Part II, which includes a description of the Company’s Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

Appendix No. 3

Proxy Voting Guidelines

The following are ADAM’s general Proxy Voting Guidelines. Each ADAM Adviser has developed and adopted the guidelines to help ensure a consistent approach to voting Proposals. Each ADAM Adviser will address the specific requirements of their client base and investment philosophy and therefore not all ADAM Advisers will vote all Proposals in same manner. Such differences are identified in Supplements I and II to this Appendix.

Table of Contents

Proposal No.	Description	Pg. No.
Management Proposals

Auditor Related		B-15
101.	Ratification of Auditors
102.	Auditor Indemnification

Board of Directors		B-16
201.	Election of Board of Directors
202.	Board Independence
203.	Changes in Board Size
204.	Cumulative Voting
205.	Director Duties and Stakeholder Laws
206.	Director Indemnification and Liability Protection
207.	Key Committee Composition

Compensation Related		B-17
301.	Employee Stock Ownership Plans (ESOP)
302.	Executive/Director/Outside Director Stock Option Plans
303.	401k Employee Benefit Plans
304.	Golden Parachutes
305.	Director Fees
306.	Pension Fund Credits

Capital Structure		B-18
401.	Authorization of Additional Common Stock
402.	Authorization of Additional Preferred Stock
403.	Issuance of Additional Debt
404.	Reduction of Shares
405.	Share Repurchase Programs
406.	Preemptive Rights
407.	Adjustments to Par Value of Common Stock
408.	Debt Restructurings

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Management Proposals

Corporate Transactions		B-20
501.	Mergers and Acquisitions
502.	Asset Sales
503.	Changing Corporate Name
504.	Corporate Restructurings
505.	Liquidations
506.	Spin-Offs

Anti-Takeover Defenses and Related Proposals		B-21
601.	Greenmail
602.	Poison Pills
603.	Supermajority Shareholder Vote Requirements
604.	Classified Boards
605.	Fair Price Provisions
606.	Unequal Voting Rights
607.	Reincorporation/Exemption from Takeover Laws

Other		B-23
901.	Annual Meetings
902.	Confidential Voting, Independent Tabulations and Inspections
903.	Disgorgement Provisions
904.	Mutual Fund Issues
905.	Share-Blocking
906.	Shares Out on Loan

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Shareholder Proposals

Auditor Related		B-24
SP-101.	Ratification of Auditors
SP-102.	Independence of Auditors
SP-103.	Audit Firm Rotation

Board of Directors		B-24
SP-201.	Minimum Director Stock Ownership
SP-202.	Board Independence
SP-203.	Age Limits
SP-204.	Cumulative Voting
SP-205.	Director Duties and Stakeholder Laws
SP-206.	Director Attendance at Annual Meetings
SP-207.	Key Committee Composition
SP-208.	Limit Director Tenure

Compensation Related		B-25
SP-301.	Holding Periods
SP-302.	Future Stock Option Awards
SP-303.	Accounting Treatment of Stock Option Awards
SP-304.	Golden Parachutes
SP-305.	Limits on Executive and Director Compensation
SP-306.	Requests for Additional Disclosure of Executive Compensation
SP-307.	Reports on Executive Retirement Benefits

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Shareholder Proposals

Capital Structure		B-26
SP-401.	Preemptive Rights
SP-402.	Authorization of Blank Check Preferred Stock

Corporate Transactions		B-26
SP-501.	Rights of Appraisal

Anti-Takeover Defenses and Related Proposals		B-26
SP-601.	Greenmail
SP-602.	Poison Pills
SP-603.	Supermajority Shareholder Vote Requirements
SP-604.	Classified Boards
SP-605.	Fair Price Provisions
SP-606.	Equal Access
SP-607.	Reincorporation/Exemption from Takeover Laws

Proxy Contest Defenses		B-27
SP-701.	Shareholders’ Right to Call Special Meetings
SP-702.	Shareholder Action by Written Consent
SP-703.	Shareholders’ Ability to Remove or Elect Directors

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Shareholder Proposals

Social and Environmental Issues		B-27
SP-801.	Environmental Issues / CERES Principles
SP-802.	Northern Ireland (MacBride Principles)
SP-803.	South Africa (Statement of Principles)
SP-804.	Other Political/Social/Special Interest Issues

Other		B-27
SP-901.	Annual Meetings
SP-902.	Confidential Voting, Independent Tabulations and Inspections
SP-903.	Abstention Votes
SP-904.	Existing Dual Class Companies
SP-905.	Special Reports/Additional Disclosure
SP-906.	Lack of Information
SP-907.	Shareholder Advisory Committee

Supplement I		B-29

Supplement II		B-34

GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

ADAM Advisers will generally vote on the following management proposals as set forth below:

AUDITOR RELATED

101.	Ratification of Auditors[1]: ADAM Advisers will generally vote for management proposals to ratify the selection of auditors unless:

•	The audit firm is not independent in fact or appearance;

•	The audit firm has rendered an opinion that is publicly known to not be an indication of the company’s true financial position; or

•	There are significant doubts that have been publicly raised regarding the audit firm’s integrity or objectivity.

102.	Auditor Indemnification[1]: ADAM Advisers will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS

201.	Election of Board of Directors[1,2]: ADAM Advisers will generally vote with management for the routine election of directors unless:

a.	There are clear concerns due to the company having displayed a record of poor performance;

b.	The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

c.	Criminal activity by the board or a particular board nominee.

202.	Board Independence: ADAM Advisers will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203.	Changes in Board Size: ADAM Advisers will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

204.	Cumulative Voting: ADAM Advisers will generally vote for management proposals regarding cumulative voting on a case-by-case basis.

205.	Director Duties and Stakeholder Laws[1]: ADAM Advisers will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

206.	Director Indemnification and Liability Protection[1,2]: ADAM Advisers will generally vote in favor of management proposals to limit Directors’ liability and to broaden their indemnification.

ADAM Advisers will generally vote against management proposals that would broaden the Directors’ indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207.	Key Committee Composition: ADAM Advisers will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED

301.	Employee Stock Ownership Plans (ESOP)[2]: ADAM Advisers will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP’s provided that the following criteria are met:

a.	The purchase price is at least 85% of the fair market value;

b.	The offering period is 27 months or less;

c.	Voting power dilution is no more than 10%.

302.	Executive/Director/Outside Director Stock Option Plans: ADAM Advisers will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, ADAM Advisers will generally consider the following criteria:

a.	That the dilution of existing shares is no more than 5%;

b.	That the stock option plan is incentive-based;

c.	That the stock option plan does not allow for discounted stock options;

d.	For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

e.	For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303.	401k Employee Benefit Plans[1]: ADAM Advisers will generally vote for management proposals to implement a 401(k) savings plan for its employees.

304.	Golden Parachutes[1,2]: ADAM Advisers will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305.	Director Fees: ADAM Advisers will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306.	Pension Fund Credits[1]: ADAM Advisers will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE

401.	Authorization of Additional Common Stock: ADAM Advisers will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. ADAM Advisers will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

ADAM Advisers will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402.	Authorization of Additional Preferred Stock: ADAM Advisers will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

a.	The proposal is for the issuance of blank check preferred stock;

b.	The issuance of preferred stock is greater than 50% of current issued capital;

c.	The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;

d.	The additional preferred shares will be used as part of a takeover defense.

403.	Issuance of Additional Debt: ADAM Advisers will generally vote for management proposals to issue additional debt provided that the company’s debt-to-equity ratio is between zero and one hundred percent.

ADAM Advisers will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

404.	Reduction of Shares[1]: ADAM Advisers will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

ADAM Advisers will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405.	Share Repurchase Programs[1]: ADAM Advisers will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406.	Preemptive Rights[1,2]: ADAM Advisers will generally vote for management proposals to eliminate preemptive rights.

407.	Adjustments to Par Value of Common Stock[1]: ADAM Advisers will generally vote for management proposals to reduce the par value of common stock.

408.	Debt Restructurings: ADAM Advisers will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. ADAM Advisers will generally consider the following criteria:

a.	Reasonableness of the dilution;

b.	The impact that the restructuring and determining if it will be beneficial to existing shareholders;

c.	The threat of bankruptcy.

CORPORATE TRANSACTIONS

501.	Mergers and Acquisitions: ADAM Advisers will evaluate merger and acquisition management proposals on a case-by-case basis. ADAM Advisers will generally consider the following factors:

a.	Anticipated financial and operating benefits;
b.	Offer price (cost vs. premium);
c.	Prospects of the combined companies;
d.	How the deal was negotiated:
e.	Changes in corporate governance and their impact on shareholder rights;
f.	Corporate restructuring;
g.	Spin-offs;
h.	Asset sales;
i.	Liquidations;
j.	Rights of appraisal.

502.	Asset Sales: ADAM Advisers will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503.	Changing Corporate Name: ADAM Advisers will generally vote for management proposals regarding corporate name changes.

504.	Corporate Restructurings: ADAM Advisers will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505.	Liquidations: ADAM Advisers will evaluate liquidation proposals by management on a case-by-case basis and will review management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506.	Spin-Offs: ADAM Advisers will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601.	Greenmail: ADAM Advisers will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. ADAM Advisers will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602.	Poison Pills[1]: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a “pill” (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

ADAM Advisers will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

a.	Best interest of the existing shareholders;
b.	The current salaries of the target companies’ officers;
c.	Repurchase price for the shares by the target company;
d.	Amount of cash invested in target company;
e.	Percentage of ownership by target company management;
f.	Perks for target company senior management;
g.	Attitude toward tax deferral benefiting target company management;
h.	Target company’s employee expenses.

ADAM Advisers will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603.	Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604.	Classified Boards: ADAM Advisers will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605.	Fair Price Provisions: ADAM Advisers will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606.	Unequal Voting Rights: ADAM Advisers will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607.	Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, ADAM Advisers will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions. In addition, ADAM Advisers will evaluate reincorporation management proposals on a case-by-case basis that would require offshore companies to reincorporate in the United States.

OTHER

901.	Annual Meetings: ADAM Advisers will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the “transaction of such other business which may come before the meeting”.

902.	Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will generally vote against management proposals to repeal such provisions.

903.	Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. ADAM Advisers will evaluate proposals to opt out of such provisions on a case-by-case basis.

904.	Mutual Fund Issues: ADAM Advisers will evaluate the following mutual fund issues on a case-by-case basis:

a.	Approve the merger of the funds;
b.	Approve investment advisory agreement;
c.	Change in fundamental investment policy;
d.	Approve/amend sub-advisory agreement;
e.	Approve conversion from closed-end to open-end fund.

905.	Share-Blocking: ADAM Advisers will generally not vote proxies in countries where there is “share-blocking.”

906.	Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

ADAM Advisers will generally vote on the following shareholder proposals as set forth below:

AUDITOR RELATED

SP-101.	Ratification of Auditors: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102.	Independence of Auditors[1]: ADAM Advisers will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103.	Audit Firm Rotation[1]: ADAM Advisers will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS

SP-201.	Minimum Director Stock Ownership: ADAM Advisers will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202.	Board Independence: ADAM Advisers will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203.	Age Limits: ADAM Advisers will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204.	Cumulative Voting: ADAM Advisers will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205.	Director Duties and Stakeholder Laws[1]: ADAM Advisers will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

SP-206.	Director Attendance at Annual Meetings[1]: ADAM Advisers will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207.	Key Committee Composition: ADAM Advisers will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

SP-208.	Limit Director Tenure: ADAM Advisers will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED

SP-301.	Holding Periods[1]: ADAM Advisers will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302.	Future Stock Option Awards: ADAM Advisers will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303.	Accounting Treatment of Stock Option Awards: ADAM Advisers will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304.	Golden Parachutes[1]: ADAM Advisers will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305.	Limits on Executive and Director Compensation[2]: ADAM Advisers will generally vote against shareholder proposals to limit executive and director compensation.

SP-306.	Requests for Additional Disclosure of Executive Compensation[1,2]: ADAM Advisers will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

SP-307.	Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits) [1]: ADAM Advisers will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE

SP-401.	Preemptive Rights[1,2]: ADAM Advisers will generally vote against shareholder proposals that seek preemptive rights.

SP-402.	Authorization of Blank Check Preferred Stock: ADAM Advisers will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

CORPORATE TRANSACTIONS

SP-501.	Rights of Appraisal[1,2]: ADAM Advisers will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-601.	Greenmail: ADAM Advisers will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602.	Poison Pills: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of poison pills. ADAM Advisers will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603.	Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604.	Classified Boards: ADAM Advisers will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605.	Fair Price Provisions: ADAM Advisers will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606.	Equal Access[1]: ADAM Advisers will generally vote for shareholder proposals to allow shareholders equal access to management’s proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.	Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, ADAM Advisers will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES

SP-701.	Shareholders’ Right to Call Special Meetings[1]: ADAM Advisers will generally vote against shareholder proposals to grant shareholders’ the ability to call special meetings.

SP-702.	Shareholder Action by Written Consent[1,2]: ADAM Advisers will generally vote against shareholder proposals to permit shareholders to take action by written consent.

SP-703.	Shareholders’ Ability to Remove or Elect Directors[1,2]: ADAM Advisers will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. ADAM Advisers will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801.	Environmental Issues / CERES Principles[1]: ADAM Advisers will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802.	Northern Ireland (MacBride Principles)[1,2]: ADAM Advisers will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803.	South Africa (Statement of Principles)[1]: ADAM Advisers will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804.	Other Political/Social/Special Interest Issues[1]: ADAM Advisers will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

SP-901.	Annual Meetings: ADAM Advisers will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902.	Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will vote against shareholder proposals to repeal such provisions.

SP-903.	Abstention Votes[1]: ADAM Advisers will generally vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting unless required by state law.

SP-904.	Existing Dual Class Companies[1,2]: ADAM Advisers will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905.	Special Reports/Additional Disclosure: ADAM Advisers will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906.	Lack of Information[1]: ADAM Advisers generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.	Shareholder Advisory Committee:5, [6] ADAM Advisers will generally vote against shareholder proposals to establish shareholder advisory committees.

[5]	RCM will generally vote differently on this issue. See Supplement I of this Appendix for details.
[6]	NACM will generally vote differently on this issue. See Supplement II of this Appendix for details.

Supplement I

Proxy Voting Guidelines

RCM Capital Management LLC (“RCM”) will generally vote on the following management proposals as set forth below:

AUDITOR RELATED

101.	Ratification of Auditors: RCM will evaluate management proposals to ratify the selection of auditors on a case-by-case basis.

102.	Auditor Indemnification: RCM will evaluate management proposals for the indemnification of auditors on a case-by-case basis.

BOARD OF DIRECTORS

201.	Election of Board of Directors: RCM will evaluate management proposals regarding the routine election of directors on a case-by-case basis.

205.	Director Duties and Stakeholder Laws: RCM will evaluate management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders) on a case-by-case basis.

206.	Director Indemnification and Liability Protection: RCM will generally vote against management proposals that would limit or eliminate all liability for monetary damages for violations of the duty of care standard.

RCM will generally vote against management proposals to expand indemnification to cover acts such as negligence, but may vote for expanded coverage if only the director’s legal fees are covered and the director acted in good faith and in the best interest of the company.

COMPENSATION RELATED

303.	401k Employee Benefit Plans: RCM will evaluate management proposals to implement a 401(k) savings plan for its employees on a case-by-case basis.

304.	Golden Parachutes: RCM will evaluate management proposals regarding golden parachutes on a case-by-case basis.

306.	Pension Fund Credits: On a case-by-case basis, RCM will evaluate management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE

404.	Reduction of Shares: RCM will evaluate management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose on a case-by-case basis.

Additionally, on a case-by-case basis, RCM will evaluate management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405.	Share Repurchase Programs: On a case-by-case basis, RCM will evaluate management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406.	Preemptive Rights: RCM will evaluate management proposals to eliminate preemptive rights on a case-by-case basis.

407.	Adjustments to Par Value of Common Stock: RCM will evaluate management proposals to reduce the par value of common stock on a case-by-case basis.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

602.	Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a “pill” (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

RCM will generally vote against management proposals that approve the use of poison pills.

RCM will generally vote on the following shareholder proposals as set forth below:

AUDITOR RELATED

SP-102.	Independence of Auditors: On a case-by-case basis, RCM will evaluate shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103.	Audit Firm Rotation: RCM will generally vote for shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS

SP-205.	Director Duties and Stakeholder Laws: RCM will evaluate shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders) on a case-by-case basis.

SP-206.	Director Attendance at Annual Meetings: On a case-by-case basis, RCM will evaluate shareholder proposals for mandatory director attendance at the annual shareholder meeting.

COMPENSATION RELATED

SP-301.	Holding Periods: RCM will evaluate shareholder proposals that require companies to adopt full tenure stock holding periods for executives on a case-by-case basis.

SP-304.	Golden Parachutes: RCM will evaluate shareholder proposals regarding golden parachutes on a case-by-case basis.

SP-306.	Requests for Additional Disclosure of Executive Compensation: On a case-by-case basis, RCM will evaluate shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

SP-307.	Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs and pension benefits): RCM will evaluate shareholder proposals that require companies to report on their executive retirement benefits, provided that any cost with such reporting is within reason, on a case-by-case basis.

CAPITAL STRUCTURE

SP-401.	Preemptive Rights: RCM will evaluate shareholder proposals that seek preemptive rights on a case-by-case basis.

CORPORATE TRANSACTIONS

SP-501.	Rights of Appraisal: RCM will evaluate shareholder proposals to provide rights of appraisal to dissenting shareholders on a case-by-case basis.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-606.	Equal Access: On a case-by-case basis, RCM will evaluate shareholder proposals to allow shareholders equal access to management’s proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

PROXY CONTEST DEFENSES

SP-701.	Shareholders’ Right to Call Special Meetings: RCM will generally vote for shareholder proposals to grant shareholders’ the ability to call special meetings.

SP-702.	Shareholder Action by Written Consent: RCM will generally vote for shareholder proposals to permit shareholders to take action by written consent.

SP-703.	Shareholders’ Ability to Remove or Elect Directors: RCM will evaluate shareholder proposals to restore shareholder ability to remove directors with or without cause and permit shareholders to elect directors to fill board vacancies, on a case-by-case basis.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801.	Environmental Issues / CERES Principles: On a case-by-case basis, RCM will evaluate shareholder proposals that request issuers to file the CERES principles.

SP-802.	Northern Ireland (MacBride Principles): On a case-by-case basis, RCM will evaluate shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803.	South Africa (Statement of Principles): RCM will evaluate shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa, on a case-by-case basis.

SP-804.	Other Political/Social/Special Interest Issues: On a case-by-case basis, RCM will evaluate shareholder proposals concerning restrictions that relate to social, political or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

SP-903.	Abstention Votes: On a case-by-case basis, RCM will evaluate shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting unless required by state law.

SP-904.	Existing Dual Class Companies: RCM will evaluate shareholder proposals that i) requests a report to shareholders be made on the financial impact of its dual class voting structure; and ii) shareholder proposals to submit a dual class voting structure to a shareholder vote, on a case-by-case basis.

SP-906.	Lack of Information: RCM will evaluate shareholder proposals presented that may suggest that there is a lack of information to make an informed voting decision, on a case-by-case basis.

SP-907.	Shareholder Advisory Committee: Shareholder proposals to establish shareholder advisory committees will be evaluated by RCM on a case-by-case basis.

Supplement II

Proxy Voting Guidelines

Nicholas-Applegate Capital Management LLC (“NACM”) will generally vote on the following management proposals as set forth below:

BOARD OF DIRECTORS

201.	Election of Board of Directors: NACM will evaluate management proposals regarding the routine election of directors on a case-by-case basis.

206.	Director Indemnification and Liability Protection: On a case-by-case basis, NACM will evaluate management proposals that would limit or eliminate all liability for monetary damages for violations of duty of care.

On a case-by-case basis, NACM will evaluate management proposals to expand indemnification to cover acts, such as negligence, but may vote for expanded coverage if only the director’s legal fees covered and director acted in good faith and in the best interest of the company.

COMPENSATION RELATED

301.	NACM will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP’s provided that the following criteria are met:

a.	The grants are part of a broad-based employee plan, including all non-executive employees;

b.	The plan does not permit a discount greater than 15%.

304.	Golden Parachutes: NACM will evaluate management proposals regarding golden parachutes on a case-by-case basis.

CAPITAL STRUCTURE

406.	Preemptive Rights: NACM will evaluate vote for management proposals to eliminate preemptive rights on a case-by-case basis.

NACM will generally vote on the following shareholder proposals as set forth below:

COMPENSATION RELATED

SP-305.	Limits on Executive and Director Compensation: NACM will evaluate shareholder proposals to limit executive and director compensation on a case-by-case basis.

SP-306.	Requests for Additional Disclosure of Executive Compensation: NACM will generally vote for shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

CAPITAL STRUCTURE

SP-401.	Preemptive Rights: NACM will evaluate shareholder proposals seeking preemptive rights on a case-by-case basis.

CORPORATE TRANSACTIONS

SP-501.	Rights of Appraisal: NACM will generally vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

PROXY CONTEST DEFENSES

SP-702.	Shareholder Action by Written Consent: NACM will generally vote for shareholder proposals to permit shareholders to take action by written consent.

SP-703.	Shareholders’ Ability to Remove or Elect Directors: NACM will generally vote for shareholder proposals to restore shareholder ability to remove directors with or without cause. NACM will generally vote for shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-802.	Northern Ireland (MacBride Principles): On a case-by-case basis, NACM will evaluate shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

OTHER

SP-904.	Existing Dual Class Companies: NACM will generally vote for shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-907.	Shareholder Advisory Committee: NACM will evaluate shareholder proposals to establish shareholder advisory committees on a case-by-case basis.

PIMCO ADVISORS FUND MANAGEMENT LLC (“PAFM”)

MUTUAL FUND PROXY VOTING POLICY

1.	It is the policy of PAFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. PAFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, PAFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds..

2.	PAFM, for each fund of PIMCO Funds: Multi-Manager Series (“MMS”) which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	For funds for which there is no sub-adviser, the PAFM portfolio manager managing the fund, acting in his capacity as an officer of MMS, shall vote the proxies for such fund in accordance with the proxy voting policies set forth in Appendix A attached hereto (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies)

4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.	PAFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of MMS promptly after the adoption or amendment of any such policies (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of MMS).

6.	The party voting the proxy shall: (i) report on its activities at least annually to the MMS Board; (ii) maintain such records and provide such voting information as is required for MMS’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the MMS Board.

7.	This Proxy Voting Policy Statement (including Appendix A) and those of each sub-adviser of a fund advised by PAFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on MMS’ website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by PAFM shall be included in the SAI for MMS.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).7 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.8 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.9

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.10

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

[7]	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
[8]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[9]	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
[10]	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[11]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and

[11]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest. PIMCO’s Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO’s Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating,

compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

PIMCO Funds Shareholders’ Guide

for Class A, B, C and R Shares

January 1, 2005

This Guide relates to the mutual funds (each, a “Fund”) that are series of PIMCO Funds: Multi-Manager Series (the “MMS Trust”) and PIMCO Funds: Pacific Investment Management Series (the “PIMS Trust” and, together with the MMS Trust, the “Trusts”). Class A, B, C and R shares of the MMS Trust and the PIMS Trust are offered through separate prospectuses (each as from time to time revised or supplemented, a “Retail Prospectus”). The information in this Guide is subject to change without notice at the option of the Trusts, the Advisers or the Distributor.

This Guide contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. This Guide is not a prospectus, and should be used in conjunction with the applicable Retail Prospectus. This Guide, and the information disclosed herein, is incorporated by reference in, and considered part of, the Statement of Additional Information corresponding to each Retail Prospectus.

PA Distributors LLC distributes the Funds’ shares. You can call PA Distributors LLC at 1-800-426-0107 to find out more about the Funds and other funds in the PIMCO Funds family. You can also visit our Web site at www.pimcoadvisors.com.

How to Buy Shares

Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Trusts’ principal underwriter, PA Distributors LLC (the “Distributor”) and through other firms which have dealer agreements with the Distributor (“participating brokers”) or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of PA Fund Management LLC (“PA Fund Management”), the investment adviser and administrator to the Funds that are series of the MMS Trust and a subsidiary of Allianz Global Investors of America L.P. (“Allianz”). The Distributor is also an affiliate of Pacific Investment Management Company LLC (“Pacific Investment Management Company”), the investment adviser and administrator to the Funds that are series of the PIMS Trust, and also a subsidiary of Allianz. PA Fund Management and Pacific Investment Management Company are each referred to herein as an “Adviser.”

There are two ways to purchase Class A, Class B or Class C shares: either (i) through your dealer or broker which has a dealer agreement with the Distributor or (ii) directly by mailing a PIMCO Funds account application (an “account application”) with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer). Class R shares may only be purchased in omnibus accounts by Covered Plans (as defined below under “Tax Qualified Specified Benefit and Other Plans”) and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor, PA Fund Management or Pacific Investment Management Company, to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares are generally available only to accounts where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or the financial services firm level). Class A, B, C and R shares of the NFJ Small-Cap Value Fund, Class B shares of the Floating Income, Investment Grade Corporate Bond and Short Duration Municipal Income Funds and Class B and Class C shares of the California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds are not offered as of the date of this Guide; however, investment opportunities in these Funds may be available in the future. This Guide will be revised or supplemented when these restrictions change.

Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the “asset based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans that have an agreement with Pacific Investment Management Company, PA Fund Management or the Distributor, received by the Distributor or the relevant transfer agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Tax-Qualified Specified Benefit and Other Plans” and “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $5,000, with a minimum additional investment of $100 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. The minimum initial investment for investments made through the wrap programs referred to in the previous sentence is $2,500. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

Direct Investment

Investors who wish to invest in Class A, Class B, Class C or Class R shares of a Fund directly, rather than through a participating broker, may do so by opening a direct account. To open an account, an investor should complete the account application. All shareholders who open direct accounts will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the applicable Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trusts may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker. Although Class R shares may be purchased by a plan administrator directly from the Trusts, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not purchase Class R shares from the Distributor.

Purchase by Mail

Investors who wish to invest directly may send a check payable to PA Distributors LLC, along with a completed application form to:

PA Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Subsequent Purchases of Shares

Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $100. All payments should be made payable to PA Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchase by Mail.”

Tax-Qualified Specified Benefit and Other Plans

The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

In this Guide, a “Covered Plan” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan or other specified benefit plan. The term “Covered Plan” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SARSEP IRA or 403(b)(7) custodial account.

The minimum initial investment for all Covered Plans, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below.

Note for Covered Plans. For Covered Plans invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, beginning March 31, 2004, any Covered Plan that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund will be subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below. The Distributor may adjust the date in the preceding sentence on a case-by-case basis if it deems such adjustment appropriate.

PIMCO Funds Auto-Invest

The PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $2,500 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of PIMCO Funds Auto-Invest may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments

Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

PIMCO Funds Auto-Exchange

The PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $2,500 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of PIMCO Funds Auto-Exchange Plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”

PIMCO Funds Fund Link

PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by PFPC, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus or a new or supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

PA Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16 (paid to the applicable Fund’s administrator) will automatically be deducted from accounts with balances falling below a minimum level. The valuation of Fund accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from Fund accounts with balances below $2,500, except that for Uniform Gift to Minors, IRA, Roth IRA, non-omnibus Covered Plan accounts, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SARSEP IRAs, Auto-Invest and Auto-Exchange accounts, the fee will be deducted from Fund accounts with balances below $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any Fund account of a shareholder if the aggregate value of all of the shareholder’s Fund accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, is at least $50,000. No fee will be charged on Covered Plans or Class R shares held through omnibus accounts, either. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. No small account fee will be charged to employee and employee-related accounts of PA Fund Management and/or, in the discretion of PA Fund Management, its affiliates.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests of at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the applicable Fund’s administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in PIMCO Funds exceeds $50,000.

Transfer on Death Registration

The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Specified Benefit Account Information

Specified Benefit Account Minimums

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment
IRA	$2,500 per Fund	$50 per Fund
Roth IRA	$2,500 per Fund	$50 per Fund
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$50 per Fund/per participant
SEP IRA established on or after March 31, 2004	$2,500 per Fund/per participant	$50 per Fund/per participant
SIMPLE IRA*	$50 per Fund/per participant	$50 per Fund/per participant
SARSEP IRA*	$50 per Fund/per participant	$50 per Fund/per participant
403(b)(7) custodial account established on or before March 31, 2004.	$50 per Fund/per participant	$50 per Fund/per participant
403(b)(7) custodial account established after March 31, 2004.	$2,500 per Fund/per participant	$50 per Fund/per participant
Covered Plans held through omnibus accounts-
Plan Level	$0	$0
Participant Level	$0	$0
Covered Plans held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004.	$50 per Fund	$50 per Fund
Covered Plans held through non-omnibus accounts (individual participant accounts) established after March 31, 2004.	$2,500 per Fund	$50 per Fund

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SARSEP IRA accounts are being accepted.

Alternative Purchase Arrangements

The Funds offer investors Class A, Class B, Class C and Class R shares in the applicable Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through separate prospectuses, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Advisor Class, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Advisor Class shares are offered primarily through broker-dealers and other intermediaries. Similar to Class R shares, Class D, Advisor Class, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Advisor Class, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. Certain Funds may, but currently do not, offer up to two additional classes of shares only to non-U.S. investors outside the United States: Class J and Class K shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Advisor Class, Institutional Class, Administrative Class, Class J and Class K shares) or the Distributor at 1-888-87-PIMCO (for Class D shares).

The alternative purchase arrangements described in this Guide are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries who sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of All Asset, Convertible, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased on or after October 1, 2004 will convert into Class A shares after the shares have been held for five years. Class B shares of series of the PIMCO Funds purchased on or before December 31, 2001 and Class B shares of series of the MMS Trust and series of the PIMS Trust not listed above purchased after September 30, 2004 convert into Class A shares after the shares have been held for seven years. Class B shares of series of the PIMCO Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by employer sponsored retirement plans.

Effective October 1, 2004, Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS Funds may only be (i) acquired through the exchange of Class B shares of other Funds; or (ii) purchased by persons who held Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term or StocksPLUS Funds at the close of business on September 30, 2004. If, after the close of business on September 30, 2004, you redeem all Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS Funds in your account, you cannot purchase new Class B shares thereafter (although you may still acquire Class B shares of these Funds through exchange). The Funds may waive this restriction for certain specified benefit plans that are invested in Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term or StocksPLUS Funds at the close of business on September 30, 2004.

Class C. Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the CommodityRealReturn Strategy, International StocksPLUS TR Strategy, NACM Global, NACM Pacific Rim, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds) and are subject to only a 1% CDSC during the first year (or eighteen months). However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset Based Sales Charge Alternative—Class C Shares” below.

Class R. Class R shares might be preferred by a Class R Eligible Plan intending to invest retirement plan assets held through omnibus accounts, which does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares. Class R shares are available only to Class R Eligible Plans.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds). If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares or (ii) for one fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares, then in either such event the investor should consider whether purchasing another share class is in the investor’s best interests. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distributor and Distribution and Servicing Plans” below.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by Trustees, officers and employees of either Trust, and by directors, officers and employees of the Distributor, Allianz, PA Fund Management or Pacific Investment Management Company;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;

(xiv) a redemption by a holder of Class A shares who purchased $1,000,000 ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term

Funds) or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor;

(xv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); or

(xvi) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account which (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund’s prospectus.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers

Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•	A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”

Initial Sales Charge Alternative—Class A Shares

Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under “Class A Deferred Sales Charge,” certain investors that purchase $1,000,000 ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

Initial Sales Charge — Class A Shares

Asset Allocation, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NFJ Large-Cap Value, CCM Capital Appreciation, NFJ Dividend Value, PEA Growth, PEA Growth & Income, PEA Innovation, CCM Mid-Cap, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM Pacific Rim, NACM Value, PEA Opportunity, RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap, RCM Tax-Managed Growth, PEA Renaissance, NFJ Small-Cap Value, PEA Target and PEA Value Funds.

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	5.82%		5.50%		4.75%
$50,000 - $99,999	4.71%		4.50%		4.00%
$100,000 - 249,999	3.63%		3.50%		3.00%
$250,000 - $499,999	2.56%		2.50%		2.00%
$500,000 - $999,999	2.04%		2.00%		1.75%
$1,000,000 +	0.00	%(1)	0.00	%(1)	0.00	%(2)

All Asset, Convertible, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	3.90%		3.75%		3.25%
$100,000 - $249,999	3.36%		3.25%		2.75%
$250,000 - $499,999	2.30%		2.25%		2.00%
$500,000 - $999,999	1.78%		1.75%		1.50%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(3)

California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond, Real Return and StocksPLUS Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	3.09%		3.00%		2.50%
$100,000 - $249,999	2.04%		2.00%		1.75%
$250,000 - $499,999	1.52%		1.50%		1.25%
$500,000 - $999,999	1.27%		1.25%		1.00%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(3)

Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	2.30%		2.25%		2.00%
$100,000 - $249,999	1.27%		1.25%		1.00%
$250,000+	0.00	%(1)	0.00	%(1)	0.00	%(4)

**	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

1.	As shown, investors that purchase more than $1,000,000 of any Fund’s Class A shares ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund and certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (other than those purchasers described below under “Sales at Net Asset Value” where no commission is paid) will be subject to a CDSC of up to 1% (0.50% in the case of the California Intermediate Municipal Bond, California Municipal Bond, Floating Income, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds and 0.75% in the case of the Low Duration Fund) if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under “Waiver of Contingent Deferred Sales Charges” above. See “Class A Deferred Sales Charge” below.

2.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. These payments are not made in connection with sales to employer-sponsored plans.

3.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares of each of these Funds except for the Money Market Fund (for which no payment is made), in each case according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000. These payments are not made in connection with sales to employer-sponsored plans.

4.	(A) The Distributor will pay a commission to dealers who sell $250,000 or more of Class A shares of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds at the annual rate of 0.15% (0.35% in the case of the Low Duration Fund) of the net asset value of such Class A shares as in effect from time to time; such commission shall be paid in installments covering the 18 month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the Distributor’s practice, which may change from time to time. Investors purchasing Class A shares of such Funds through such dealers will not be subject to the Class A CDSC on such shares. (B) Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission at the time of sale on purchases of $250,000 or more of these Funds of 0.25% of the public offering price (for purchases of the Floating Income, Short Duration Municipal Income and Short-Term Funds) or 0.50% of the public offering price (for purchases of the Low Duration Fund). Investors who purchase through dealers that elect the commission schedule described in this clause (B) will be subject to the Class A CDSC. (C) In addition to the commissions described in (A) and (B) above, dealers may be entitled to receive an annual servicing fee of 0.25% (0.20% beginning January 1, 2005 until March 31, 2006 (unless extended)), on all outstanding Class A shares of the Short Duration Municipal Income and Short-Term Funds, even if purchased before January 1, 2005) of the net asset value of such shares for so long as such shares are outstanding, as described below under “Participating Brokers.” These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Combined Purchase Privilege. Investors may qualify for a reduced sales charge on Class A shares by combining purchases of the Class A shares of one or more Funds (other than the Money Market Fund) which offer Class A shares (together, “eligible PIMCO Funds”) into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The term Single Purchase refers to:

(i)	a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amount, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account(s);

(ii)	a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

(iii)	a single purchase for the employee benefit plans of a single employer.

For further information, call the Distributor at 1-800-426-0107 or your broker.

Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares of any eligible PIMCO Fund (which does not include the Money Market Fund) may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i)	the amount of the investor’s total current purchase (including any sales charge);

(ii)	the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any eligible PIMCO Fund held by the investor; and

(iii)	the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

For example, if a shareholder owned Class A shares of the PEA Growth & Income Fund with a current net asset value of $10,000, Class B shares of the PEA Innovation Fund with a current net asset value of $5,000 and Class C shares of the PEA Target Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the PEA Growth Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the PEA Growth Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Shares purchased or held by an investor through a Covered Plan (as defined above) or other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) (which does not include the Money Market Fund). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the Low Duration Fund, Short Term Fund, Short Duration Municipal Income Fund, California Intermediate Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the eligible PIMCO Funds (which does not include the Money Market Fund) under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any eligible PIMCO Fund, you and your spouse each purchase Class A shares of the PEA Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the eligible PIMCO Funds to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the All Asset, California Intermediate Municipal Bond, California Municipal Bond, Convertible, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Money Market, Municipal Bond, New York Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term, StocksPLUS, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds).

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Shares purchased or held by an investor through a Covered Plan (as defined above) do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than the Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Net Asset Value is Determined” in the applicable Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to

(i) current or retired officers, trustees, directors or employees of either Trust, Allianz, PA Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of PA Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of PA Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, PA Fund Management or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, PA Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with PA Fund Management or Pacific Investment Management Company or (b) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the transfer agents will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, Money Market, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds), investors who purchase $1,000,000 ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds described above under “Initial Sales Charge—Class A Shares” will be subject to a CDSC of 0.75% (for the Low Duration Fund) or 0.50% (for the California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” Shares of certain Funds purchased prior to October 1, 2001 are subject to different Class A CDSC rates. The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.

Calculation of CDSC on Shares Purchased on or Before December 31, 2001. For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares which will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares purchased after December 31, 2001 differs and is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

The Class A CDSC does not apply to Class A shares of the Money Market Fund or to certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds described above under “Initial Sales Charge — Class A Shares.” However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more ($249,999 or more in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds)) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

For Class A shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect), the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.20% beginning January 1, 2005 until March 31, 2006 (unless extended), on all outstanding Class A shares of the Short Duration Municipal Income and Short-Term Funds, even if the shares were purchased before January 1, 2005) of the net asset value of such shares.

Deferred Sales Charge Alternative—Class B Shares

Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.

Calculation of CDSC on Shares Purchased On or Before December 31, 2001. A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. The manner of calculating the CDSC on Class B shares purchased after December 31, 2001 differs and is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.

Class B shares of the Short-Term Fund and the Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See “Exchange Privilege” below. Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Class B shares of the All Asset, Convertible, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased prior to October 1, 2004 and all other PIMCO Funds purchased at any time are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0	*

*	After the seventh year, Class B shares of the series of the PIMCO Funds purchased on or before December 31, 2001 and Class B shares of series of the MMS Trust and series of the PIMS Trust not listed above purchased after September 30, 2004 convert into Class A shares as described below. Class B shares of the series of the PIMCO Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the eighth year.

Class B shares of All Asset, Convertible, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased on or after October 1, 2004 are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50
Second	2.75
Third	2.00
Fourth	1.25
Fifth	0.50
Sixth and thereafter	0	*

*	After the fifth year, Class B shares of All Asset, Convertible, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased on or after October 1, 2004 will convert into Class A shares.

In determining whether a CDSC is payable on shares purchased on or before December 31, 2001, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

The following example will illustrate the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of the All Asset, Convertible, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased on or after October 1, 2004 automatically convert into Class A shares after they have been held for five years (seven years for Class B shares purchased on or before December 31, 2001 and eight years for Class B shares purchased after December 31, 2001 but before September 30, 2004). Class B shares of each series of the MMS Trust and the series of the PIMS Trust not listed above automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004).

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.20% beginning January 1, 2005 until March 31, 2006 (unless extended), on all outstanding Class B shares of the Short-Term Fund, even if the shares were purchased before January 1, 2005) of the net asset value of such shares. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements —Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Calculation of CDSC on Shares Purchased After December 31, 2001. The manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001 differs from that described above.

Under the new calculation method, for shares purchased after December 31, 2001, the following rules apply:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either the shareholder’s original purchase price or the then current net asset value of the shares being sold, whichever is lower.

•	CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from amounts remaining in the shareholder’s account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

The following example illustrates the operation of the Class B CDSC on Class B shares purchased after December 31, 2001:

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of the MMS Trust received in an exchange for Class B shares of the PIMS Trust purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset Based Sales Charge Alternative—Class C Shares

Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First*	1
Thereafter	0

*	Shares of the CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NACM Global, NACM Pacific Rim, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds are subject to the Class C CDSC for the first eighteen months after purchase.

In determining whether a CDSC is payable on Class C shares purchased on or before December 31, 2001, it is assumed that the shareholder will redeem first the lot of Class C shares which will incur the lowest CDSC. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor.

The following example will illustrate the operation of the Class C CDSC on shares purchased on or before December 31, 2001:

Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares purchased after December 31, 2001 is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds, except the Low Duration, Money Market, Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS Funds. For the Low Duration, Municipal Bond, Real Return and StocksPLUS Funds, the Distributor expects to make payments of 0.75% (representing 0.50% distribution fees and 0.25% service fees); for the Floating Income Fund, the Distributor expects to make payments of 0.55% (representing 0.30% distribution fees and 0.25% service fees); and for the Short Duration Municipal Income and Short-Term Funds, the Distributor expects to make payments, beginning January 1, 2005 until March 31, 2006 (unless extended), of 0.50% (representing 0.30% distribution fees and 0.20% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:

Fund	Annual Service Fee*	Annual Distribution Fee*	Total
Low Duration, Real Return, Municipal Bond and StocksPLUS Funds	0.25%	0.50%	0.75%
Short-Term, Short Duration Municipal Income and Floating Income Funds	0.25%**	0.30%	0.55%
Money Market Fund	0.10%	0.00%	0.10%
CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NACM Global, NACM Pacific Rim, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds	0.25%	0.75%	1.00%
All other Funds	0.25%	0.65%	0.90%

*	Paid with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

**	0.20% beginning January 1, 2005 until March 31, 2006 (unless extended) on all outstanding Class C shares of the Short Duration Municipal Income and Short-Term Funds, even if the shares were purchased before that date.

The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

No Sales Charge Alternative – Class R Shares

Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase (up to 0.45% beginning January 1, 2005 until March 31, 2006 (unless extended), on all outstanding Class R shares of the Short-Term Fund, representing up to 0.25% distribution fees and up to 0.20% servicing fees).

Information For All Share Classes

Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Distributor, the Funds’ administrators and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to participating brokers and other financial intermediaries for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name. Services performed by such financial intermediaries may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor, an administrator and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) at an annual rate of up to 0.25% (up to 0.20% for Class A, B or C shares) plus a 0.25% trailing commission with respect to Class A, B, C and R shares (0.20% beginning January 1, 2005 until March 31, 2006 (unless extended), on all outstanding Class A, B, C and R shares of the Short Duration Municipal Income and Short-Term Funds, even if the shares were purchased before that date) of the value of the assets in the relevant accounts.

In addition, the Distributor, the Funds’ administrators and their affiliates may from time to time pay additional cash bonuses or other incentives or make other payments to selected participating brokers and other financial intermediaries as compensation for the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Funds on the financial intermediaries’ preferred or recommended fund list, granting the Distributor access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of either Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Funds and the quality of the financial intermediary’s relationship with the Distributor.

The additional payments described above are made from the Distributor’s or administrator’s (or their affiliates’) own assets pursuant to agreements with financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial intermediaries that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial intermediary in any future year will vary and normally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial intermediary and (b) 0.06% of the assets attributable to that financial intermediary invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial intermediaries.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial intermediaries that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Advisers and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial intermediaries to effect those transactions.

This Guide and the Retail Prospectuses should be read in connection with financial intermediaries’ material regarding their fees and services.

The sales charges and payments discussed in this Guide are subject to change by means of a new or supplemented Prospectus or Shareholders’ Guide. Unless otherwise noted, a change to a sales charge will not apply to shares purchased prior to the effective date of the change.

Exchange Privilege

Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Retail Prospectus or in this Guide, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee (see the subsection “Redemption Fees” under the section “How to Redeem” below), except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. There are currently no other exchange fees or charges. All exchanges are subject to the $5,000 ($2,500 for Class R shares) minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PA Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926, or by use of forms which are available from the Distributor. A signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s sub-adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares which would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve month CDSC period received in exchange for Class C shares that have an eighteen month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—PIMCO Funds Auto-Exchange” above.

Abusive Trading Practices

The Trusts generally encourage shareholders to invest in the Funds as part of a long-term investment strategy. The Trusts discourage excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trusts seek to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trusts impose redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trusts seek to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities.

Third, the Trusts seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trusts and the Advisers each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trusts or of the Advisers, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trusts may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trusts and their service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trusts will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

How to Redeem

Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC and the Redemption Fee. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC or Redemption Fee (see the subsection “Redemption Fees” below), a shareholder will not pay any special fees or charges to the Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through their broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption

A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests

To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Guarantee”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions

Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “How to Buy Shares—Signature Guarantee.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions

If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Guarantee.” See “How to Buy Shares—PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. Either Trust may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

PIMCO Funds Automated Telephone System

PIMCO Funds Automated Telephone System (“ATS”) is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after the shareholder obtains a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing Shares. A shareholder may purchase shares by telephone by calling 1-800-223-2413. A shareholder must have established ATS privileges to link the shareholder’s bank account with the Fund to pay for these purchases.

Exchanging Shares. With the PIMCO Funds Exchange Privilege, a shareholder can exchange shares automatically by telephone from the shareholder’s Fund Link Account to another PIMCO Funds account the shareholder has already established by calling 1-800-223-2413. Please refer to “Exchange Privilege” for details.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details.

Plan participants must process their transactions through their plan administrator, and may not use ATS.

Expedited Wire Transfer Redemptions

If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. Neither Trust currently charges for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PA Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. See “How to Buy Shares—Signature Guarantee.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares

To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Guarantee.” Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan

An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemption Fees

Investors in Class A, Class B and Class C shares of Funds that are series of the MMS Trust, are subject to a redemption fee on redemptions and exchanges, equal to 2.00% of the net asset value of the shares redeemed or exchanged (based upon the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange) (the “Redemption Fee”). Investors in any series of the PIMS Trust (except the Money Market Fund) will be subject to the Redemption Fee.

The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the

Redemption Fee. A new holding period begins with each acquisition of shares through a purchase or exchange.

Fund	Holding Period

Floating Income, GNMA, Low Duration, Real Return, Short Duration Municipal Income, Short-Term, Total Return and Total Return Mortgage Funds	7 days

All Asset, California Intermediate Municipal Bond, California Municipal Bond, CommodityRealReturn Strategy, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Municipal Bond, New York Municipal Bond, RealEstateRealReturn Strategy, StocksPLUS and StocksPLUS Total Return Funds	30 days

All Funds of the MMS Trust International StocksPLUS TR Strategy Fund	60 days

In cases where redeeming shareholders hold shares of the same Fund acquired on different dates, to determine whether a Redemption Fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Advisers, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending on such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Advisers’ estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that: (i) have not agreed to assess and collect the Redemption Fee from such shareholders; (ii) have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders; or (iii) do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due in part to these limitations on the assessment of the Redemption Fee, the Trusts’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the PIMCO Funds.

Waivers of Redemption Fees. Each series of the Trusts waives the Redemption Fee for the following types of transactions: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (iii) otherwise as each of the Trusts may determine in its sole discretion. Each of the Trusts may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redemptions In Kind

Each Trust agrees to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

PIMCO Funds

PA Distributors LLC

2187 Atlantic Street

Stamford, CT 06902-6896

1-800-426-0107

PIMCO FUNDS: MULTI-MANAGER SERIES

FORM N-14

PART C

OTHER INFORMATION

Item 15.	INDEMNIFICATION

Reference is made to Article VIII, Section 1, of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Second Amended and Restated Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	EXHIBITS

(1)		Form of Second Amendment and Restated Agreement and Declaration of Trust (2).

(2)	(a)	Form of Amended and Restated Bylaws (6).

	(b)	Amended and Restated Bylaws dated as of September 26, 2002 (15).

(3)		Voting trust agreements affecting more than 5% of any class of equity securities - None.

(4)		Form of Agreement and Plan of Reorganization - Filed as Appendix A to Part A hereof.

(5)	(a)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust (2).

	(b)	Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws (15).

(6)	(a)	(i)	Form of Amended and Restated Investment Advisory Agreement dated as of May 5, 2000 (6).

		(ii)	Form of Addendum to Investment Advisory Agreement to add the NFJ International Value Fund, to be filed by amendment.

		(iii)	Form of Addendum to Investment Advisory Agreement to decrease the advisory fee rate with respect to PIMCO Growth & Income Fund (f/k/a PIMCO Mid-Cap Equity Fund) and to add the PIMCO Healthcare Innovation, PIMCO Internet Innovation, PIMCO Small-Cap Technology, PIMCO Telecom Innovation, PIMCO Electronics Innovation, PIMCO/Allianz New Asia, PIMCO/Allianz Europe Growth, PIMCO/Allianz Select World and PIMCO/Allianz Emerging Markets Funds (6).

		(iv)	Form of Addendum to Investment Advisory Agreement to add the Select Value Fund (10).

		(v)	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM International Growth Equity Fund, PIMCO RCM Emerging Markets Fund, PIMCO RCM Europe Fund, PIMCO RCM Global Small-Cap Fund, PIMCO RCM Global Technology Fund, PIMCO RCM Global Healthcare Fund, PIMCO RCM Large-Cap Growth Fund, PIMCO RCM Tax-Managed Growth Fund, PIMCO RCM Mid-Cap Fund, PIMCO RCM Small-Cap Fund, PIMCO RCM Biotechnology Fund, PIMCO RCM Balanced Fund and PIMCO RCM Global Equity Fund (12).

		(vi)	Form of addendum to Investment Advisory Agreement to add the PIMCO NACM Core Equity Fund, PIMCO NACM Global Fund, PIMCO NACM Growth Fund, PIMCO NACM International Fund, PIMCO NACM Flex-Cap Value Fund, PIMCO NACM Pacific Rim Fund and PIMCO NACM Value Fund (13).

		(vii)	Form of Novation of Amended and Restated Investment Advisory Agreement, dated September 30, 2002, naming PIMCO Funds Advisors LLC as Adviser to the Trust (15).

		(viii)	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM Europe Fund (22).

	(ix)	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM Global Resources Fund and PIMCO RCM Global Financial Services Fund (25).

	(x)	Form of Addendum to Investment Advisory Agreement to add the PIMCO NACM International Core Fund (24).

(b)	(i)	Form of Portfolio Management Agreement with Dresdner RCM Global Investors LLC (12).

	(ii)	Form of Novation of Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (15).

(iii) Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (20).

(iv) Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (22).

(v) Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (23).

(7)	(a)	Form of Amended and Restated Distribution Contract (16).

(b)	Supplement to Distribution Contract to add the PIMCO Large-Cap Value, PIMCO International Value, PIMCO Balanced
Value, PIMCO Core Equity, PIMCO Small-Cap Value, PIMCO Disciplined Value and PIMCO Mid-Cap Value Funds
(18).

	(c)	Form of Dealer Agreement (8).

	(d)	Form of Supplement to Distribution Contract to add PIMCO RCM Europe Fund (22).

	(e)	Supplement to Distribution Contract to add PIMCO RCM Global Resources Fund and PIMCO RCM Global Financial Services Fund (25).

	(f)	Form of Supplement to Distribution Contract to add PIMCO NACM International Core Fund (24).

(8)	Bonus, profit-sharing or pension plans - None.

(9)	(a)	Form of Custody and Investment Accounting Agreement dated January 1, 2000 with State Street Bank & Trust Company (6).

	(b)	Form of Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company (10).

(10)	(1)	Form of Distribution and Servicing Plan (Class A) (3).

	(2)	Form of Distribution and Servicing Plan (Class B) (3).

	(3)	Form of Distribution and Servicing Plan (Class C) (3).

	(4)	Plans for Administrative Class Shares.

(i) Form of Distribution Plan for Administrative Class Shares (3).

(ii) Amended and Restated Plan for Administrative Class Shares, filed herewith.

	(5)	Form of Distribution Plan for Class D Shares included as part of the Form of Amended and Restated Administration Agreement included in Exhibit (12)(b).

	(6)	Form of Distribution and Servicing Plan for Class R shares (17).

	(7)	Form of Amended and Restated Multi-Class Plan (8).

	(8)	Amended and Restated Multi-Class Plan dated September 19, 2001 (11).

	(9)	Second Amended and Restated Multi-Class Plan dated December 5, 2002 (7).

	(10)	Third Amended and Restated Multi-Class Plan dated October 7, 2003 (25).

	(11)	Fourth Amended and Restated Multi-Class Plan dated September 8, 2004 (33).

(11)	Opinion and Consent of Counsel as to legality of securities being registered, filed herewith.

(12)	Opinion and Consent of Counsel as to tax matters, to be filed by post-effective amendment.

(13)	(a)	Administration Agreements.

(i) Form of Amended and Restated Administration Agreement between the Trust and PIMCO Advisors L.P. (6).

	(ii)	Revised Schedule to Administrative Agreement (Exhibit 13(a)(i)) as of December 6, 2001 (12).

	(iii)	Revised Schedule to Administrative Agreement (Exhibit 13(a)(i)) as of June, 2002 (13).

	(iv)	Form of Revised Schedule to Administrative Agreement (Exhibit 13(a)(i)) as of December, 2002 (16).

	(v)	Form of Revised Schedule to Administrative Agreement (Exhibit 13(a)(i)) as of December, 2003 (21).

	(vi)	Amended and Restated Administration Agreement between the Trust and PIMCO Advisors Fund Management LLC dated March 7, 2003 (19).

	(vii)	Updated Schedule to Administration Agreement (Exhibit 13(a)(vi)) (20).

	(viii)	Form of Updated Schedule to Administration Agreement (Exhibit 13(a)(vi)) (22).

	(ix)	Form of Updated Schedule to Administration Agreement (Exhibit 13(a)(vi)) (24).

	(x)	Updated Schedule to Administration Agreement (Exhibit 13(a)(vi)) (25).

	(xi)	Form of Sub-Administration Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company (3).

	(xii)	Form of Amendment to Sub-Administration Agreement (to include Class D shares) between PIMCO Advisors L.P. and Pacific Investment Management Company (5).

(b)	Form of Agency Agreement and Addenda (1).

(c)	Form of Addendum to Agency Agreement (3).

(d)	Form of Assignment of Agency Agreement (3).

(e)	Form of Addendum to Agency Agreement (4).

(f)	(i)	Form of Transfer Agency and Services Agreement with National Financial Data Services (9).

	(ii)	Form of Transfer Agency and Services Agreement with First Data Investor Services Group, Inc. dated November 9, 1998, as amended July 20, 1999 (6).

(a) Amendment Number Two to the Transfer Agency and Series Agreement with First Data Investor Services Group, Inc. (10).

(iii) Form of Transfer Agency and Services Agreement with State Street Bank and Trust Company, including Form of Novation and Amendment of Transfer Agency Agreement (12).

	(g)	Form of Service Plan for Institutional Services Shares (4).

	(h)	(i) Form of Administrative Services Plan for Administrative Class Shares (3).

(ii) Amended and Restated Administrative Services Plan for Administrative Class Shares, filed herewith.

	(i)	Form of Securities Lending Authorization Agreement with State Street Bank and Trust Company (14).

	(j)	Form of Administration Agreement between the Trust and PIMCO Funds Advisors LLC (15).

(14)		Consent of PricewaterhouseCoopers LLP, filed herewith.

(15)		Financial Statements omitted pursuant to Item 14(a)(1) - None.

(16)		Power of Attorney, filed herewith.

(17)		Form of Proxy, filed herewith.

(99)	(a)	Prospectus dated November 1, 2004 for Class A, B and C shares of the Trust’s Domestic Stock Funds, as supplemented. (26)

	(b)	Prospectus dated November 1, 2004 for Class D shares of the Trust’s Domestic Stock Funds, as supplemented. (26)

	(c)	Prospectus dated November 1, 2004 for Class R shares of the Trust’s Domestic Stock Funds, as supplemented. (26)

	(d)	Prospectus dated November 1, 2004 for the Trust’s Institutional and Administrative Class shares, as supplemented. (26)

	(e)	Statement of Additional Information of the Trust dated November 1, 2004, as revised and supplemented. (30)

	(f)	PIMCO Funds Shareholders Guide for Class A, B, C and R shares. (31)

	(g)	Registrant’s June 30, 2004 Annual Report for Class A, B and C shares. (32)

	(h)	Registrant’s June 30, 2004 Annual Report for Class D shares. (32)

(i)	Registrant’s June 30, 2004 Annual Report for Class R shares. (32)

(j)	Registrant’s June 30, 2004 Annual Report Institutional and Administrative Class shares. (32)

*    *    *    *    *

1.	Incorporated by reference from Post-Effective Amendment No. 22 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 1996.

2.	Incorporated by reference from Definitive Proxy Statement of the Trust (File No. 811-06161), as filed on November 7, 1996.

3.	Incorporated by reference from Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 13, 1997.

4.	Incorporated by reference from Post-Effective Amendment No. 28 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 1997.

5.	Incorporated by reference from Post-Effective Amendment No. 36 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 30, 1998.

6.	Incorporated by reference from Post-Effective Amendment No. 51 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 17, 2000.

7.	Incorporated by reference from Post-Effective Amendment No. 53 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2000.

8.	Incorporated by reference from the Registration Statement on Form N-14 of the Trust (File No. 333-54506), as filed on January 29, 2001.

9.	Incorporated by reference from Post-Effective Amendment No. 55 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 6, 2001.

10.	Incorporated by reference from Post-Effective Amendment No. 59 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 31, 2001.

11.	Incorporated by reference from Post-Effective Amendment No. 64 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2001.

12.	Incorporated by reference from Post-Effective Amendment No. 66 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 28, 2001.

13.	Incorporated by reference from Post-Effective Amendment No. 71 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 19, 2002.

14.	Incorporated by reference from Post-Effective Amendment No. 72 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 29, 2002.

15.	Incorporated by reference from Post-Effective Amendment No. 74 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2002.

16.	Incorporated by reference from Post-Effective Amendment No. 81 under the Investment Company Act to the Trust’s Registration Statement on Form N-1A (File No. 811-6161), as filed on December 16, 2002.

17.	Incorporated by reference from Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 30, 2002.

18.	Incorporated by reference from Post-Effective Amendment No. 79 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 1, 2003.

19.	Incorporated by reference from the Registration Statement on Form N-14 of the Trust (File No. 333-106248), as filed on June 18, 2003.

20.	Incorporated by reference from Post-Effective Amendment No. 83 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 28, 2003.

21.	Incorporated by reference from Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 15, 2003.

22.	Incorporated by reference from Post-Effective Amendment No. 86 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 16, 2004.

23.	Incorporated by reference from Post-Effective Amendment No. 88 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 16, 2004.

24.	Incorporated by reference from Post-Effective Amendment No. 89 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on June 16, 2004.

25.	Incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on September 1, 2004.

26.	Incorporated by reference from the Prospectus for Class A, B and C shares of the Trust’s Domestic Stock Funds filed pursuant to Rule 497(c) on November 3, 2004 (File No. 033-36528), Accession No. 0001193125-04-184928.

27.	Incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s Registration Statement on Form N1-A (File No. 33-36528), Accession No. 0001193125-04-182000, as filed on November 1, 2004 as supplemented by the supplement dated November 1, 2004 as filed with the SEC on November 4, 2004 pursuant to Rule 497 (File No. 033-36528), Accession No. 0001193125-04-186275.

28	Incorporated by reference from the PIMCO Funds Shareholders Guide for Class A, B, C and R shares of the Trust’s Funds filed pursuant to Rule 497(e) on December 30, 2004 (File No. 033-36528), Accession No. 0001193125-04-221635.

29.	Incorporated by reference from the Trust’s Annual Report on Form N-CSR (File No. 811-06161), Accession No. 0001193125-04-153475, as filed on September 8, 2004.

30.	Incorporated by reference from Post Effective Amendment No. 93 to the Trust’s Registration Statement on Form N-1A (File No. 811-616), Accession No. 0001193125-04-182000, as filed on November 1, 2004.

Item 17.	UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) Pursuant to the requirements of Form N-14, the undersigned undertakes to file, by post-effective amendment to this registration statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement that is part of this registration statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Second Amended and Restated Agreement and Declaration of Trust of PIMCO Funds: Multi-Manager Series (the “Trust”), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

As required by the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Stamford, and the State of Connecticut on the 14th day of January, 2005.

PIMCO FUNDS: MULTI-MANAGER SERIES

By:	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.
President

As required by the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ E. Philip Cannon* E. Philip Cannon	Trustee	January 14, 2005

/s/ Donald P. Carter* Donald P. Carter	Trustee	January 14, 2005

/s/ Gary A. Childress* Gary A. Childress	Trustee	January 14, 2005

/s/ Theodore J. Coburn* Theodore J. Coburn	Trustee	January 14, 2005

/s/ W. Bryant Stooks* W. Bryant Stooks	Trustee	January 14, 2005

/s/ Gerald M. Thorne* Gerald M. Thorne	Trustee	January 14, 2005

/s/ David C. Flattum* David C. Flattum	Trustee	January 14, 2005

/s/ E. Blake Moore, Jr. E. Blake Moore, Jr.	President	January 14, 2005

/s/ John P. Hardaway* John P. Hardaway	Treasurer and Principal Financial and Accounting Officer	January 14, 2005

* By:	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.
Attorney-In-Fact
Date: January 14, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Name

10 (4)(ii)	Form of Amended and Restated Distribution Plan for Administrative Class Shares.

11	Opinion of Ropes & Gray.

13 (h)(ii)	Amended and Restated Administrative Services Plan for Administrative Class Shares.

14	Consent of PricewaterhouseCoopers LLP.

16	Power of Attorney.

17	Form of Proxy.

(99) (a)	Prospectus dated November 1, 2004 for Class A, B and C shares of the Trust’s Domestic Stock Funds, as supplemented.

(b)	Prospectus dated November 1, 2004 for Class D shares of the Trust’s Domestic Stock Funds, as supplemented.

(c)	Prospectus dated November 1, 2004 for Class R shares of the Trust’s Domestic Stock Funds, as supplemented.

(d)	Prospectus dated November 1, 2004 for the Trust’s Institutional and Administrative Class shares, as supplemented.

(e)	Statement of Additional Information of the Trust dated November 1, 2004, as revised and supplemented.

(f)	PIMCO Funds Shareholders Guide for Class A, B, C and R shares.

(g)	Registrant’s June 30, 2004 Annual Report for Class A, B and C shares.

(h)	Registrant’s June 30, 2004 Annual Report for Class D shares.

(i)	Registrant’s June 30, 2004 Annual Report for Class R shares.

(j)	Registrant’s June 30, 2004 Annual Report Institutional and Administrative Class shares.